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                               Going The
                               Distance
                               To Meet Your
                               Financial Needs

                                 Semiannual Report
                                 January 31, 2002

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TABLE OF CONTENTS

-----------------------------------------------------------

Table of Contents............................             i

Introduction.................................             1

PACE Money Market Investments................             2

PACE Government Securities Fixed Income
 Investments.................................             5

PACE Intermediate Fixed Income Investments...             7

PACE Strategic Fixed Income Investments......            10

PACE Municipal Fixed Income Investments......            13

PACE Global Fixed Income Investments.........            16

PACE Large Company Value Equity
 Investments.................................            20

PACE Large Company Growth Equity
 Investments.................................            25

PACE Small/Medium Company Value Equity
 Investments.................................            29

PACE Small/Medium Company Growth Equity
 Investments.................................            32

PACE International Equity Investments........            35

PACE International Emerging Markets Equity
 Investments.................................            39

Financial Statements.........................            43
-----------------------------------------------------------

PAINEWEBBER PACE SELECT ADVISORS TRUST OFFERS DIFFERENT CLASSES OF SHARES REPRESENTING INTERESTS IN TWELVE SEPARATE PORTFOLIOS. (PACE MONEY MARKET INVESTMENTS OFFERS ONLY ONE SHARE CLASS.) DIFFERENT CLASSES OF SHARES AND/OR PORTFOLIOS ARE OFFERED BY SEPARATE PROSPECTUSES.

FOR MORE INFORMATION ON A PORTFOLIO OR CLASS OF SHARES, CONTACT YOUR FINANCIAL ADVISOR. HE OR SHE CAN SEND YOU A CURRENT PROSPECTUS RELATING TO A PORTFOLIO OR CLASS OF SHARES, WHICH INCLUDES A DISCUSSION OF INVESTMENT RISKS, SALES CHARGES, EXPENSES AND OTHER MATTERS OF INTEREST. PLEASE READ CAREFULLY THE PROSPECTUS RELATED TO THE PORTFOLIO AND CLASS OF SHARES IN WHICH YOU ARE INTERESTED BEFORE YOU INVEST.

PAINEWEBBER PACE SELECT ADVISORS TRUST                            MARCH 15, 2002

INTRODUCTION

DEAR PAINEWEBBER PACE-SM- SHAREHOLDER,

  We present you with the semiannual report for the PACE Portfolios, comprising the PaineWebber PACE Select Advisors Trust.

  In this report you will find summaries of the performance of each PACE Portfolio and comments from each of the investment advisors covering events for the semiannual period ended January 31, 2002. Please note that the opinions of the advisors do not necessarily represent those of UBS PaineWebber Inc. or Brinson Advisors, Inc.

  It is important to remember that all markets can be volatile at times, and that investments will fluctuate in value over time. Historically, market downturns have provided opportunities for investors committed to their long-term investment goals. Consequently, in recognition of the needs of investors in today's environment, we remind you of the importance of a well-planned, well-diversified investment program designed for you with the help of your financial advisor. To meet these needs, the PACE Portfolios offer a wide choice of actively managed Portfolios that allow you to take advantage of investment opportunities as they arise.

  We appreciate the opportunity to help you achieve your financial goals. If you have any questions about the PaineWebber PACE Program or about PACE Select Advisors Trust, please contact your financial advisor.

Sincerely,

/s/ Brian M. Storms                               /s/ Bruce A. Bursey
BRIAN M. STORMS                                   BRUCE A. BURSEY
President                                         Executive Vice President
PaineWebber PACE Select Advisors Trust            Investment Consulting Services
                                                  UBS PaineWebber Inc.

  This report is intended to assist investors in understanding how the Portfolios performed during the semiannual period ended January 31, 2002. The views expressed in the Advisor's Comments sections are as of March 2002 and are those of the investment advisors. These views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally or any Portfolio. The Portfolios are actively managed and their composition will differ over time; any specific securities discussed may or may not be current or future holdings of a Portfolio. We encourage you to consult your financial advisor regarding your personal investment program.

PACE MONEY MARKET INVESTMENTS

ADVISOR: Brinson Advisors, Inc.
PORTFOLIO MANAGER: Susan Ryan
OBJECTIVE: Current income consistent with preservation of capital and liquidity INVESTMENT PROCESS: The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it is possible to lose money by investing in this fund. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/02

                                                                6 MONTHS     1 YEAR  5 YEARS  SINCE INCEPTION 8/24/95 DEG.
--------------------------------------------------------------------------------------------------------------------------
PACE Money Market Investments
 Without PACE program fee*                                            1.30%   3.58%   5.01%              5.03%
--------------------------------------------------------------------------------------------------------------------------
PACE Money Market Investments
 With PACE program fee*                                               0.54    2.03    3.44               3.47
--------------------------------------------------------------------------------------------------------------------------
90-Day U.S. T-Bill Index+                                             1.12    3.13    4.78               4.87
--------------------------------------------------------------------------------------------------------------------------
Lipper Money Market Funds Median                                      1.08    3.56    4.77               5.02
--------------------------------------------------------------------------------------------------------------------------

For PACE Money Market Investments, the 7-day current yield for the period ended January 31, 2002, was 1.70%, without the PACE program fee. With the maximum PACE program fee, the 7-day current yield was 0.20%. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation.

*  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

DEG. Inception returns for the Index and Lipper Median are shown as of the nearest month-end of the Fund's inception: August 31, 1995.

+ 90-Day U.S. T-Bills are promissory notes issued by the U.S. Treasury and sold through competitive bidding, with a short-term maturity date, in this case, three months. This Index is derived from secondary market interest rates as published by the Federal Reserve Bank.

  Past performance does not predict future performance. Investment returns and yields will vary. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of one year or less have not been annualized.

  Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

  AN INVESTMENT IN PACE MONEY MARKET INVESTMENTS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

ADVISOR'S COMMENTS

  For the six months ended January 31, 2002, the Portfolio returned 1.3% (before deducting the maximum PACE program fee; 0.5% after deducting the fee), exceeding gains during the period of both the 90-Day U.S. T-Bill Index and the Lipper Money Market Funds Median (on a pre-PACE program fee basis). The Portfolio's barbell approach, in which we invested in shorter maturities to maintain liquidity while investing in longer maturity paper to take advantage of favorable longer rates, helped performance during the period.

  Yields fell dramatically during this period as the Federal Reserve (the "Fed") continued to lower the federal funds rate through the calendar year in an attempt to help pull the nation's economy out of recession. The Fed lowered rates 11 times in 2001, bringing the key rate down from 6.50% to 1.75%. As we approached the end of the reporting period and entered the new year, the Fed's easing, in combination with federal monetary stimulus, seems to have quickly yanked the nation's Gross Domestic Product (GDP) back into positive territory. After declining 1.3% during the third quarter, GDP crept back into positive territory at 0.02% for the fourth quarter of 2001 and is expected to be adjusted upwards when revisions are announced.

  A batch of positive news bolstered the belief that the recession would remain short lived. The nation's unemployment rate fell to 5.6% from 5.8% in January, while consumer spending jumped 6% and the sale of durable goods such as automobiles and appliances rose 2.6% during the fourth quarter of 2001. Productivity also increased 5.2% during the fourth quarter, while new factory orders increased 1.6% in January as inventories were whittled away. Post period, the Institute of Supply Management's manufacturing index also jumped from 49.9 to 54.7, ending 18 consecutive months of readings below 50. Marks below 50 signify contraction while readings above 50 signify expansion.

  Despite the positive news, business investment still lagged during the period and concerns about corporate credit quality increased in the wake of high-profile corporate bankruptcies and questions about accounting practices. We believe economic growth will continue at a slow to moderate pace, but credit concerns could dampen the strength of the recovery. At period end, spreads between Treasurys and many corporate names had already widened. We hope to take advantage of the yield curve's steepness by selecting high quality, high liquidity debt issues. We also believe that the Fed will take a wait and see stance before deciding to raise interest rates again.

PACE MONEY MARKET INVESTMENTS--PORTFOLIO STATISTICS

CHARACTERISTICS*                               1/31/02
-------------------------------------------------------
Net Assets (mm)                                 $88.7
Number of Issuers (excl. Govt's)                  31
Weighted Average Maturity                      77 days
-------------------------------------------------------

PORTFOLIO COMPOSITION*                          1/31/02
---------------------------------------------------------
Commercial Paper                                   33.6%
U.S. Government Agency Obligations                 31.4
Bank Obligations                                   20.3
Short-Term Corporate Obligations                   10.1
Money Market Funds                                  5.4
Liabilities in Excess of Other Assets              -0.8
---------------------------------------------------------
Total                                             100.0%

TOP 10 HOLDINGS (EXCLUDING U.S. GOV'T AGENCY OBLIGATIONS)*  1/31/02
--------------------------------------------------------------------
Stellar Funding                                                4.6%
Giro Multi-Funding                                             4.3
GE Capital                                                     3.9
AIM Liquid Assets                                              3.5
Dexia Bank                                                     3.4
Koch Industries                                                3.4
Danske                                                         3.4
Quincy Capital                                                 2.9
Canadian Imperial Bank of Commerce                             2.8
Wells Fargo                                                    2.3
--------------------------------------------------------------------
Total                                                         34.5%

*Weightings represent percentages of net assets as of January 31, 2002. The Portfolio is actively managed and its composition will vary over time.

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

ADVISOR: Pacific Investment Management Company LLC ("PIMCO")
PORTFOLIO MANAGER: Scott Mather
OBJECTIVE: Current income
INVESTMENT PROCESS: The Portfolio invests primarily in mortgage-backed securities along with U.S. government and agency securities of varying maturities. The Portfolio also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio's dollar-weighted average duration normally ranges between one and seven years. (Duration is a measure of a bond portfolio's sensitivity to interest rate changes.) PIMCO establishes duration targets based on its expectations for changes in interest rates, then positions the Portfolio to take advantage of yield curve shifts. Securities are chosen for their value relative to other similar securities.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/02

                                                                  6 MONTHS  1 YEAR  5 YEARS  SINCE INCEPTION DEG.
-----------------------------------------------------------------------------------------------------------------
Before Deducting                                    Class A*        2.89%    7.63%    N/A           7.61%
 Maximum Sales Charge                               Class B**       2.40     6.74     N/A           8.44
 or PACE program fee                                Class C***      2.62     7.07     N/A           9.48
                                                    Class Y+        3.06      N/A     N/A           7.97
                                                    Class Pxx       3.06     7.95    7.53%          7.36
-----------------------------------------------------------------------------------------------------------------
After Deducting                                     Class A*       -1.77     2.76     N/A           2.75
 Maximum Sales Charge                               Class B**      -2.59     1.74     N/A           4.91
 or PACE program fee                                Class C***      0.84     5.23     N/A           8.57
                                                    Class Y+        3.06      N/A     N/A           7.97
                                                    Class Pxx       2.29     6.34    5.93           5.76
-----------------------------------------------------------------------------------------------------------------
Lehman Brothers Mortgage-Backed Securities Index++                  3.41     7.55    7.53           7.50(since 8/31/95)
-----------------------------------------------------------------------------------------------------------------
Lipper Intermediate U.S. Government Funds Median                    2.70     6.34    6.41           6.46(since 8/31/95)
-----------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2001, after deduction of the maximum sales charge or PACE program fee, were as follows:
Class A--since inception, 1.99%; Class B--1-year period, 3.46%; since inception, 4.60%; Class C--1-year period, 6.93%; since inception, 8.56%; Class Y--since inception, 7.13%; Class P--1-year period, 8.05%; 5-year period, 5.87%; since inception, 5.73%.

DEG. Inception: since commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 18, 2000 for Class B shares, December 4, 2000 for Class C shares and February 2, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class: August 31, 1995.

* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 1.75%, consisting of a maximum sales charge of 1.0% imposed on purchases and a maximum contingent deferred sales charge of 0.75%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

xx Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees but are subject to a maximum annual PACE program fee of 1.5% of the value of PACE Class P shares.

++ The Lehman Brothers Mortgage-Backed Securities Index covers fixed rate securitized issues backed by the mortgage pools of the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. Graduated Payment Mortgages are included but Graduated Equity Mortgages are not. The average weighted life is approximately eight years.

  Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of one year or less have not been annualized.

  Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

ADVISOR'S COMMENTS

  For the six months ended January 31, 2002, the Portfolio's Class P shares returned 3.1% before deducting the maximum PACE program fee (2.3% after deducting the fee), lagging the Lehman Brothers Mortgage-Backed Securities Index which returned 3.4%. (Performance for the other Classes is noted on the prior page.)

  The Treasury market's summer rally continued in early September, driven by weak economic data. Following the terrorist attacks of September 11 and their impact on an already fragile economy, investors fled corporate bonds and scurried to the safe haven of Treasury issues. Securitized issues also held up well in the post-September 11 environment, as is typical for the market in stressful times. The Treasury's surprise announcement on October 31 that it would no longer issue 30-year Treasurys pushed yields down over 30 basis points in one day (a basis point is 1/100th of one percent), although yields quickly returned to prior levels.

  Rates edged higher toward the end of the year, as the economy began to show signs of improvement in the form of surging consumer confidence, rising home sales and a fall-off in initial unemployment claims. The recent steepness characterizing the yield curve remained, however, with the 30-year Treasury yielding some 240 basis points or 2.4% more than its 2-year counterpart. This differential flattened at the end of the reporting period as the spread declined to 2.3%.

  Looking forward, we expect business and consumer risk-taking to revive and lead an upturn in the economy. Risk appetites should recover for several reasons: liquidity is abundant now that massive easing by the Federal Reserve Board has pushed the real federal funds rate close to zero; fiscal policy has been stimulated via tax cuts; and consumer income has improved thanks to lower mortgage rates and sharply lower gasoline prices. Not least, corporate profits, while still relatively weak, have room to expand following the fastest inventory cutbacks on record.

  At the same time, recovery may be slowed by near-record levels of debt and unease about employment security in the consumer sector. In addition, business investment will contribute little or nothing to growth because corporations are still working down a substantial overhang in both capacity and debt built up during the boom years of the late 1990s. In anticipation of rate volatility we are targeting duration about 0.5 years above the benchmark, with most of this duration on the short end of the yield curve.

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS--PORTFOLIO STATISTICS

CHARACTERISTICS*                                1/31/02
--------------------------------------------------------
Weighted Average Duration                      3.02 yrs.
Weighted Average Maturity                      3.97 yrs.
Average Coupon                                   5.81%
Average Quality                                   AAA
Net Assets (mm)                                 $571.1
Number of Securities                              352
Bonds                                           132.9%
Liabilities in Excess of Other Assets           -32.9%
--------------------------------------------------------

ASSET ALLOCATION*                               1/31/02
---------------------------------------------------------
U.S. Government Agency Mortgage
 Pass-Throughs                                    101.6%
Collateralized Mortgage Obligations (PAC/TAC)      16.2
U.S. Government Securities                         10.5
Asset-Backed                                        3.1
Stripped Mortgage-Backed Securities                 1.4
Municipal Securities                                0.1
Liabilities in Excess of Other Assets             -32.9
---------------------------------------------------------
Total                                             100.0%

*Weightings represent percentages of net assets as of January 31, 2002. The
 Portfolio is actively managed and its composition will vary over time.

PACE INTERMEDIATE FIXED INCOME INVESTMENTS

ADVISOR: Metropolitan West Asset Management, LLC ("MWAM") (since October 2000) PORTFOLIO MANAGER: Team
OBJECTIVE: Current income consistent with reasonable stability of principal INVESTMENT PROCESS: MWAM decides to buy specific bonds for the Portfolio based on its value added strategies, with the goal of outperforming the Lehman Brothers Intermediate Government/Credit Index while maintaining below average volatility. These strategies are anchored by MWAM's long-term economic outlook and include managing interest rate risk through limited duration shifts, yield curve management, diversifying the Portfolio's investments across all permitted investment sectors while overweighting the most attractive sectors, identifying undervalued securities and aggressive execution. (Duration is a measure of a bond portfolio's sensitivity to interest rate changes.) MWAM generally sells securities when they no longer meet these selection criteria, or it identifies more attractive investment opportunities and adjust the average duration of the Portfolio.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/02

                                                                    6 MONTHS         1 YEAR      5 YEARS  SINCE INCEPTION DEG.
------------------------------------------------------------------------------------------------------------------------------
Before Deducting                                    Class A*              1.40%           5.70%    N/A          5.69%
 Maximum Sales Charge                               Class B**             0.99            4.89     N/A          6.22
 or PACE program fee                                Class C***            1.13            5.16     N/A          7.14
                                                    Class Y+              1.54             N/A     N/A          6.05
                                                    Class Pxx             1.54            6.07    6.18%         5.95
------------------------------------------------------------------------------------------------------------------------------
After Deducting                                     Class A*             -3.16            0.97     N/A          0.97
 Maximum Sales Charge                               Class B**            -3.94           -0.10     N/A          2.72
 or PACE program fee                                Class C***           -0.59            3.39     N/A          6.23
                                                    Class Y+              1.54             N/A     N/A          6.05
                                                    Class Pxx             0.78            4.49    4.60          4.38
------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Government/Credit Index++                    0.52            6.02    6.09          8.67(since 8/31/95)
------------------------------------------------------------------------------------------------------------------------------
Lipper Short-Intermediate Investment Grade Debt Funds Median
                                                                          2.11            6.12    6.13          6.09(since 8/31/95)
------------------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2001, after deduction of the maximum sales charge or PACE program fee, were as follows:
Class A--since inception, 0.72%; Class B--1-year period, 1.30%; since inception, 2.77%; Class C--1-year period, 4.77%; since inception, 6.54%; Class Y--since inception, 5.76%; Class P--1-year period, 5.88%; 5-year period, 4.61%; since inception, 4.41%.

DEG. Inception: since commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 14, 2000 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class: August 31, 1995.

* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 1.75%, consisting of a maximum sales charge of 1.0% imposed on purchases and a maximum contingent deferred sales charge of 0.75%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

xx Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees but are subject to a maximum annual PACE program fee of 1.5% of the value of PACE Class P shares.

++ The Lehman Brothers Intermediate Government/Credit Index is a subset of the
   Lehman Government/Credit Index covering all investment grade issues with maturities between one and 10 years. The average weighted maturity is typically between four and five years.

  Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of one year or less have not been annualized.

  Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

ADVISOR'S COMMENTS

  For the six months ended January 31, 2002, the Portfolio's Class P shares returned 1.5% (before deducting the maximum PACE program fee; 0.8% after deducting the fee), outperforming the Lehman Brothers Intermediate Government/Credit Index, which returned 0.5%. (Performance for the other Classes is noted on the prior page.)

  The market's dynamics changed dramatically during the reporting period. Already in the throes of a profound slowdown, the tragic events of September 11 buffeted the fragile economy and the capital markets. The Federal Reserve Board (the "Fed") responded by continuing its yearlong easing regime. By December, the economy began to show many signs of improvement: surging consumer confidence, rising sales of existing homes and declining initial unemployment claims. Though rates edged higher toward the end of the reporting period, the yield curve continued to display steepness with the 30-year Treasury yielding some 240 basis points more than its 2-year counterpart (a basis point is 1/100th of one percent).

  The terrorist attacks initially sent investors scurrying to the safe haven of Treasury issues, leaving a wake of volatility among corporate securities, especially airline and insurance issues suffering direct fallout from the attacks. Market volatility placed downward pressure on corporate bond prices. As a result, the Portfolio's overweight to corporate issues and modest concentration on auto credits, relative to the Index, contributed to a performance shortfall. However, this underperformance was partially offset by positive performance in the mortgage and asset-backed markets as demand remained high due to the relative stability and high relative yields of these securities. Additionally, our avoidance of Enron debt obligations and focus on value-oriented credits was a benefit to the Portfolio.

  We selectively sold securities and redeployed the proceeds in issues of Capital One Bank (2.6%) (a credit card issuer focusing on high quality borrowers) and Citizens Communications (1.1%) (a regional local exchange carrier).* The volatility of the fourth quarter of 2001 also presented opportunities to acquire securities in oversold industries such as enhanced equipment trust certificates of domestic air carriers securitized by newer aircraft. We also adjusted the duration position of the Portfolio slightly (from
0.2 years short of the benchmark to 0.4 years), taking a more defensive stance, in the expectation that the monetary stimulus provided by the Fed's series of interest rate cuts will put economic growth on a trajectory consistent with long-term economic potential.

  Our modest defensive duration posture subtracted from performance during the first half of the reporting period as rates fell, only to protect the Portfolio during the second half as rates backed up near year-end. The Portfolio's focus on mortgage products enhanced performance, while sector emphasis on corporate issues detracted.

  Looking forward, we anticipate continued economic recovery. The continued steepness of the yield curve, in conjunction with the Fed's futures rates, foretell an economic revival potentially accompanied by an increase in interest rates. We expect to focus on three areas: corporate securities in hard asset industries, mortgage issues with limited prepayment risk (as the mortgage sector shows promise of good performance), and asset-backed securities with attractive yields. We expect to continue our focus on value and, in terms of duration, we expect to continue our defensive posture, poised for a potential upturn in the market.

*Weightings represent percentages of net assets as of January 31, 2002. The Portfolio is actively managed and its composition will vary over time.

PACE INTERMEDIATE FIXED INCOME INVESTMENTS--PORTFOLIO STATISTICS

CHARACTERISTICS*                                1/31/02
--------------------------------------------------------
Weighted Average Duration                      3.25 yrs.
Weighted Average Maturity                      5.20 yrs.
Average Coupon                                   6.57%
Net Assets (mm)                                 $331.7
Number of Securities                              98
Bonds                                            89.8%
Cash & Equivalents                               10.2%
--------------------------------------------------------

QUALITY DIVERSIFICATION*                        1/31/02
---------------------------------------------------------
AAA                                                36.3%
AA                                                  4.7
A                                                  16.8
BBB and Below                                      24.1
Not Rated                                           7.9
Cash & Equivalents                                 10.2
---------------------------------------------------------
Total                                             100.0%

ASSET ALLOCATION*                               1/31/02
---------------------------------------------------------
Corporate Securities                               43.8%
Asset-Backed Securities                            20.5
Mortgage-Backed Securities                         14.4
U.S. Government Securities                         11.1
Cash Equivalents/Other Assets in Excess of
 Liabilities                                       10.2
---------------------------------------------------------
Total                                             100.0%

*Weightings represent percentages of net assets as of January 31, 2002. The Portfolio is actively managed and its composition will vary over time.

PACE STRATEGIC FIXED INCOME INVESTMENTS

ADVISOR: Pacific Investment Management Company LLC ("PIMCO")
PORTFOLIO MANAGER: William C. Powers
OBJECTIVE: Total return consisting of income and capital appreciation
INVESTMENT PROCESS: The Portfolio invests primarily in investment grade bonds of governmental and private issuers in the United States and foreign countries. Its dollar-weighted average duration normally ranges between three and eight years. (Duration is a measure of a bond portfolio's sensitivity to interest rate changes.) PIMCO seeks to invest in those areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Portfolio's mortgage-backed bonds and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/02

                                                                  6 MONTHS  1 YEAR  5 YEARS  SINCE INCEPTION DEG.
-----------------------------------------------------------------------------------------------------------------
Before Deducting                                    Class A*        4.02%    8.11%    N/A           9.76%
  Maximum Sales Charge                              Class B**       3.61     7.30     N/A           8.10
  or PACE program fee                               Class C***      3.75     7.57     N/A           9.71
                                                    Class Y+        4.16      N/A     N/A           8.30
                                                    Class Pxx       4.16     8.40    7.23%          7.75
-----------------------------------------------------------------------------------------------------------------
After Deducting                                     Class A*       -0.68     3.26     N/A           5.43
  Maximum Sales Charge                              Class B**      -1.39     2.30     N/A           4.12
  or PACE program fee                               Class C***      1.97     5.74     N/A           8.74
                                                    Class Y+        4.16      N/A     N/A           8.30
                                                    Class Pxx       3.38     6.79    5.63           6.15
-----------------------------------------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index++                           3.03     7.50    7.50           8.76(since 8/31/95)
-----------------------------------------------------------------------------------------------------------------
Lipper Intermediate Investment Grade Debt Funds Median
                                                                    2.60     6.55    6.51           6.77(since 8/31/95)
-----------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2001, after deduction of the maximum sales charge or PACE program fee, were as follows:
Class A--1-year period, 3.20%; since inception, 4.52%; Class B--since inception, 1.76%; Class C--1-year period, 5.63%; since inception, 8.14%; Class Y--since inception, 6.81%; Class P--1-year period, 6.77%; 5-year period, 5.41%; since inception, 6.02%.

DEG. Inception: since commencement of issuance or reissuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, January 30, 2001 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class: August 31, 1995.

* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 1.75%, consisting of a maximum sales charge of 1.0% imposed on purchases and a maximum contingent deferred sales charge of 0.75%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

xx Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees but are subject to a maximum annual PACE program fee of 1.5% of the value of PACE Class P shares.

++ The Lehman Brothers Government/Credit Index is composed of all investment grade bonds that have at least one year to maturity. The index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

  Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of one year or less have not been annualized.

  Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

ADVISOR'S COMMENTS

  For the six months ended January 31, 2002, the Portfolio's Class P shares returned 4.2% (before deducting the maximum PACE program fee; 3.4% after deducting the fee), outperforming the 3.0% returned by the Lehman Brothers Government/Credit Index and 2.6% return for the Lipper Intermediate Investment Grade Debt Funds Median. (Performance for the other Classes is noted on the prior page.)

  The fixed income sector did well during the reporting period against the lackluster performance of the equity markets. As the United States edged into recession, the downturn in the economy was exacerbated by the terrorist attacks of September 11. The Portfolio was well positioned for a relatively weak U.S. economy and the easing monetary policy implemented by the Federal Reserve Board (the "Fed").

  As investors fled to quality in the aftermath of the attacks, performance was enhanced by the Portfolio's strong position in U.S. government obligations. As the economy began to show signs of strength, there was heightened volatility in the Treasury sector, spurred by encouraging but still broadly mixed data and varying prospects for fiscal stimulus. The downgrading of Enron issues to "junk" bond status midway through the reporting period rippled through the market, causing spreads to widen and severely affecting the performance of utilities. With the Portfolio's minor exposure to utilities, we were not severely affected. A shift to corporate issues as the corporate sector demonstrated increased strength enhanced performance, and, as the housing market revitalized later in the period, an overweighting in mortgages also bolstered performance.

  Looking forward, we expect business and consumer risk taking to revive and lead the upturn. We see several reasons for optimism: liquidity is abundant following the massive easing by the Fed; fiscal policy is stimulating the economy; and consumer income has benefited from lower mortgage rates and sharply lower gasoline prices. And corporate profits, while still relatively weak, have room to expand following the fastest inventory reductions on record. There is still some concern regarding near-record levels of debt and unease about job security among consumers, sluggish business investment and the substantial capacity and debt overhang built up during the boom years of the late 1990s. We expect to target duration about 0.5 years above the benchmark, and to continue investing in sectors such as mortgages, corporates and emerging market bonds that offer attractive yield premiums relative to Treasurys.

PACE STRATEGIC FIXED INCOME INVESTMENTS--PORTFOLIO STATISTICS

CHARACTERISTICS*                                1/31/02
---------------------------------------------------------
Weighted Average Duration                      5.90 yrs.
Weighted Average Maturity                      10.66 yrs.
Average Coupon                                   3.24%
Net Assets (mm)                                  $282.0
Bonds                                            116.7%
Cash & Equivalents                                2.0%
Liabilities in Excess of Other Assets            -18.7%
---------------------------------------------------------

QUALITY DIVERSIFICATION*                        1/31/02
---------------------------------------------------------
U.S. Government Securities                          12.4%
AAA                                                 72.0
AA                                                   4.7
A                                                   15.6
BBB                                                 10.9
BB                                                   0.7
Nonrated                                             2.4
Liabilities in Excess of Other Assets              -18.7
---------------------------------------------------------
Total                                              100.0%

SECTOR ALLOCATION*                              1/31/02
---------------------------------------------------------
Collateralized Mortgage Obligations                 38.3%
Agency/Mortgage Pass-Throughs                       30.1
Corporates                                          24.9
U.S. Government                                     12.4
Asset-Backed                                         4.8
International Government Obligations                 3.1
Cash Equivalents                                     2.0
Commercial Paper                                     1.3
Call Options                                         1.8
Liabilities in Excess of Other Assets              -18.7
---------------------------------------------------------
Total                                              100.0%

*Weightings represent percentages of net assets as of January 31, 2002. The Portfolio is actively managed and its composition will vary over time.

PACE MUNICIPAL FIXED INCOME INVESTMENTS

ADVISOR: Standish Mellon Asset Management Company LLC ("Standish Mellon") PORTFOLIO MANAGER: Christine H. Todd
OBJECTIVE: High current income exempt from Federal income tax
INVESTMENT PROCESS: In deciding which securities to buy for the Portfolio, Standish Mellon seeks to identify undervalued sectors or geographical regions of the municipal market or undervalued individual securities. To do this, Standish Mellon uses credit research and valuation analysis and monitors the relationship of the municipal yield curve to the treasury yield curve. Standish Mellon may also make modest duration adjustments based on economic analyses and interest rate forecasts. (Duration is a measure of a bond portfolio's sensitivity to interest rate changes.) Standish Mellon generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. Standish Mellon also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/02

                                                             6 MONTHS  1 YEAR  5 YEARS  SINCE INCEPTION DEG.
------------------------------------------------------------------------------------------------------------
Before Deducting                               Class A*        1.98%    5.07%    N/A          4.78%
  Maximum Sales Charge                         Class B**       1.58      N/A     N/A          3.93
  or PACE program fee                          Class C***      1.72     4.45     N/A          6.11
                                               Class Y+        2.11      N/A     N/A          4.89
                                               Class Pxx       2.10     5.24    4.79%         5.34
------------------------------------------------------------------------------------------------------------
After Deducting                                Class A*       -2.61     0.38     N/A          0.14
  Maximum Sales Charge                         Class B**      -3.41      N/A     N/A         -1.07
  or PACE program fee                          Class C***     -0.08     2.62     N/A          5.22
                                               Class Y+        2.11      N/A     N/A          4.89
                                               Class Pxx       1.34     3.67    3.23          3.77
------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Five-Year Index++                    2.81     6.09    5.61          6.62(since 8/31/95)
------------------------------------------------------------------------------------------------------------
Lipper Intermediate Municipal Debt Funds
 Median                                                        1.98     4.94    5.13          5.40(since 8/31/95)
------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2001, after deduction of the maximum sales charge or PACE program fee, were as follows:
Class A--since inception, -1.14%; Class B--since inception, -2.33%;
Class C--1-year period, 2.25%; since inception, 4.42%; Class Y--since inception, 3.60%; Class P--1-year period, 3.32%; 5-year period, 3.06%; since inception, 3.63%.

DEG. Inception: since commencement of issuance on August 24, 1995 for Class P shares, January 23, 2001 for Class A shares, February 23, 2001 for
      Class B shares, December 4, 2000 for Class C shares and February 23, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class:
      August 31, 1995.

* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 1.75%, consisting of a maximum sales charge of 1.0% imposed on purchases and a maximum contingent deferred sales charge of 0.75%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

xx Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees but are subject to a maximum annual PACE program fee of 1.5% of the value of PACE Class P shares.

++ The Lehman Brothers Municipal Five-Year Index is a total return performance benchmark for the tax-exempt bond market. The index is a sub-index of the Lehman Brothers Municipal Bond Index and includes all issues rated Aa/AA or higher with an average maturity of five years.

  Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of one year or less have not been annualized.

  Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

ADVISOR'S COMMENTS

  For the six months ended January 31, 2002, the Portfolio's Class P shares returned 2.1% (before deducting the maximum PACE program fee; 1.3% after deducting the fee), compared to 2.8% for the Lehman Brothers Municipal Five-Year Index and 2.0% for the Lipper Intermediate Municipal Debt Funds Median. (Performance for the other Classes is noted on the prior page.)

  The most significant event of the reporting period was the terrorist attacks of September 11 and its potential drag on the U.S. economy that was already suffering a slowdown. The events fueled a flight to quality and a sell-off in New York municipal bonds, which resulted in the Portfolio's underweight to New York. California bonds also lost ground after state officials confirmed that a massive electricity revenue bond financing would be postponed into 2002. The Portfolio was underweight in California during the reporting period as well.

  Toward the end of the period, municipal bond prices were depressed by a burst of supply coupled with lackluster investor demand in the face of recovering equity markets. Heavy issuance did not detract from performance, however, as municipals outperformed Treasurys and corporates on an after-tax basis. Long-maturity bond prices fell on concerns that a resurgent economy would ignite inflation and drive interest rates higher. A substantial position in defensive housing bonds helped protect Portfolio values as rates rose. Our emphasis on health care was also a positive during the reporting period despite a modest pullback at year-end.

  Credit quality overall suffered in the weak economy. One-quarter of the states were on a negative credit watch as they dipped into reserve funds with lower-than-expected tax receipts stemming from a depressed economy. The Portfolio reduced duration as interest rates declined. Credit quality remains high.

  Going forward, retail demand should continue to improve as investors in search of higher yields rebalance heavy cash balances into municipal assets. Municipal market volatility is expected to remain high as the timing and magnitude of economic recovery remains uncertain. More insured bonds may be issued if credit quality declines amidst continuing economic downturn. We expect to maintain a high-quality intermediate-term focus and actively manage the Portfolio to incrementally increase yield. Supply is expected to remain heavy as issuers take advantage of low rates. We will opportunistically add to Portfolio holdings in California, New York and health care issues if relative yield levels warrant doing so. With pressure on state and local government cash flows, there may be good investment opportunities to purchase tax-backed bonds at historically cheap levels.

PACE MUNICIPAL FIXED INCOME INVESTMENTS-PORTFOLIO STATISTICS

CHARACTERISTICS*                                1/31/02
---------------------------------------------------------
Weighted Average Duration                      4.42 yrs.
Weighted Average Maturity                      5.58 yrs.
Average Coupon                                   6.04%
Net Assets (mm)                                  $266.7
Bonds                                            100.0%
---------------------------------------------------------

TOP 5 SECTORS*                                  1/31/02
---------------------------------------------------------
Insured                                             36.4%
Federal Agency-Backed                               14.3
Housing                                             11.8
General Obligation                                  11.5
Revenue                                              9.3
---------------------------------------------------------
Total                                               83.3%

TOP 5 STATES*                                   1/31/02
---------------------------------------------------------
Illinois                                            10.0%
Georgia                                              8.1
Texas                                                7.8
Ohio                                                 7.2
Florida                                              6.6
---------------------------------------------------------
Total                                               39.7%

QUALITY DIVERSIFICATION*                        1/31/02
---------------------------------------------------------
AAA and Agency-Backed Securities                    64.9%
AA                                                  23.4
A                                                   11.7
---------------------------------------------------------
Total                                              100.0%

*Weightings represent percentages of net assets as of January 31, 2002. The Portfolio is actively managed and its composition will vary over time.

PACE GLOBAL FIXED INCOME INVESTMENTS

ADVISOR: Rogge Global Partners plc ("Rogge Global Partners") and Fischer Francis Trees & Watts, Inc. (and affiliates) ("FFTW")

PORTFOLIO MANAGERS: Rogge Global Partners: Portfolio management team led by Olaf Rogge; FFTW: Team, with David Marmon as portfolio manager
OBJECTIVE: High total return
ROGGE GLOBAL PARTNERS' INVESTMENT PROCESS: Rogge Global Partners seeks to invest its portion of the Portfolio assets in bonds of issuers based in financially healthy countries because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy for the Portfolio, Rogge Global Partners uses top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for the Portfolio. (Duration is a measure of a bond portfolio's sensitivity to interest rate changes.) Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities; Rogge also may sell securities to adjust the average duration of the Portfolio assets it manages.
FFTW'S INVESTMENT PROCESS: FFTW divides the investment universe into three major blocs (Europe, the United States and Japan), plus emerging markets, and analyzes trends in economic growth, inflation, monetary and fiscal policies. FFTW decides which securities to buy for the Portfolio by looking for investment opportunities where its opinions on the current economic environment of a bloc or country differ from those it judges to be reflected in current market valuations. FFTW generally sells securities when it has identified more attractive investment opportunities.
Brinson Advisors allocates the Portfolio's assets between the two investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the Portfolio's assets may also change over time. As of January 31, 2002, Rogge Global Partners managed 51.3% of net assets; FFTW managed 48.7% of net assets.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/02

                                                             6 MONTHS  1 YEAR  5 YEARS  SINCE INCEPTION DEG.
------------------------------------------------------------------------------------------------------------
Before Deducting                               Class A*       -0.56%   -2.80%    N/A           0.46%
  Maximum Sales Charge                         Class B**      -0.96      N/A     N/A          -4.27
  or PACE program fee                          Class C***     -0.82    -3.27     N/A           0.53
                                               Class Y+       -0.43    -2.54     N/A          -2.09
                                               Class Pxx      -0.43    -2.55    1.66%          2.54
------------------------------------------------------------------------------------------------------------
After Deducting                                Class A*       -5.00    -7.21     N/A          -3.49
  Maximum Sales Charge                         Class B**      -5.83      N/A     N/A          -8.91
  or PACE program fee                          Class C***     -2.50    -4.95     N/A          -0.29
                                               Class Y+       -0.43    -2.54     N/A          -2.09
                                               Class Pxx      -1.17    -4.01    0.15           1.02
------------------------------------------------------------------------------------------------------------
Salomon Smith Barney World Government Bond Index
 (unhedged)++                                                  0.68    -2.70    2.33           8.94(since 8/31/95)
------------------------------------------------------------------------------------------------------------
Lipper Global Income Funds Median                              0.65     0.00    2.32           4.41(since 8/31/95)
------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2001, after deduction of the maximum sales charge or PACE program fee, were as follows:
Class A--1-year period, -5.93%; since inception, -2.67%; Class B--since inception, -7.76%; Class C--1-year period, -3.83%; since inception, 0.75%;
Class Y--since inception, -1.12%; Class P--1-year period, -2.69%; 5-year period, -0.17%; since inception, 1.24%.

DEG. Inception: since commencement of issuance or reissuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, February 9, 2001 for Class B shares, December 1, 2000 for Class C shares, and January 16, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class: August 31, 1995.

* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 1.75%, consisting of a maximum sales charge of 1.0% imposed on purchases and a maximum contingent deferred sales charge of 0.75%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

xx Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees but are subject to a maximum annual PACE program fee of 1.5% of the value of PACE Class P shares.

++ The Salomon Smith Barney World Government Bond Index (unhedged) is a market capitalization weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one year minimum maturity. The average maturity is seven years. The index includes the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

  Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemptions of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of one year or less have not been annualized.

  Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

  For the six months ended January 31, 2002, the Portfolio underperformed both of its benchmarks, the Salomon Smith Barney World Government Bond Index (unhedged) and the Lipper Global Income Funds Median.

  Two distinct themes dominated the global bond markets in the six months ended January 31, 2002. Despite repeated interest rate cuts in the U.S., Europe and Japan, the economic slowdown that started in 2000 continued throughout 2001. For the first three months, the dominant theme was the U.S. recession, compounded by the economic and geopolitical implications of the September 11 terrorist attacks. Because the U.S. had been the engine of global economic growth in recent years, the slowdown affected capital markets around the world. Equity markets fell during this period but bond markets rallied. The U.S. dollar underperformed other global currencies as the markets discounted the likelihood of capital flowing into the U.S. from abroad. The result was depressed government bond yields on a global basis.

  As in the U.S., investors' fears about the negative impact the situation in Afghanistan would have on global markets drove confidence and consumption lower. News of rising unemployment throughout the Euro-zone pushed business confidence down to its lowest point since 1993. The depressed global economic and political environment exacerbated the deepening problems in Japan. Although unemployment hit an all-time high, market sentiment suggested that the Japanese economy had still not bottomed out.

  The second theme, strongly evident in the second half of the reporting period, was one of financial market liquidity and anticipated U.S. economic recovery. Central banks reacted to the global economic slowdown and September 11 attacks by continuing to cut interest rates, thereby injecting cheap funding into the financial system. The European Central Bank was slower than the U.S. Federal Reserve Board in cutting rates in response to the deteriorating economic environment. This liquidity and the associated flow of funds pushed asset prices higher and raised confidence in the possibility of an economic recovery. The U.S. recession appeared to be bottoming out, resulting in funds flowing into equities and emerging markets. The U.S. dollar was supported by the bounce in the equity markets but bond prices were pushed sharply lower.

  With investors' flight to quality, the U.S. Treasury yield curve steepened dramatically as shorter-term issues outperformed intermediate and long-dated bonds. Investment grade corporate securities underperformed Treasurys but remained one of the top performing U.S. markets for 2001 as the equity market lagged. Mortgages lost ground against government issues as a depressed economic environment with lowered interest rates increased prepayment speeds and volatility. During this period, both Germany and France underperformed the U.S.

  By the end of the reporting period, signs of economic recovery were becoming evident although there was still negative news as corporations across all industries announced earnings warnings and large-scale layoffs.

ADVISORS' COMMENTS

ROGGE GLOBAL PARTNERS

  The combination of bond market strength and dollar weakness resulted in strong total returns for our portion of the Portfolio as we maintained an overweight to non-U.S. currencies, particularly the euro, coupled with longer average security maturity than the benchmark. Bond market weakness and a strong U.S. dollar combined to push down returns for our portion of the Portfolio from November through January. The negative was offset at the end of the reporting period as the U.S. dollar rebounded and our portion maintained an overweight exposure to emerging market bonds.

  In 2002 we expect to see a gradual recovery in global economic activity, usually termed a U-shaped recovery rather than the sharper V-shaped recovery. Modest economic growth and disinflation are expected to keep central banks from raising interest rates; bond markets appear to be reasonably priced for this eventuality. From a total return point of view, we expect the euro to outperform the U.S. dollar, resulting in strong returns to U.S. investors in euro-denominated assets, as well as the Japanese yen. Investment flows are expected to favor the euro as European investors become more comfortable with their home currency now that it is in circulation. We expect to remain underweight in the Japanese yen, which is likely to continue to struggle in the global currency markets as Japan continues to work itself out of recession. In general, we expect good returns from global bond markets in all sectors: country selection, currency, duration and spreads.

  Going forward, as in the past year, timing will be the key and we expect that our investment tools and process will identify key turning points. We expect continued opportunity in being overweight Swedish krona versus the euro, as Swedish public opinion moves toward joining the single currency and the krona is cheap relative to expected entry levels. Conversely, the British pound has cheapened on reports of the government's more favorable attitude towards the euro while public opinion in the U.K. remains strongly opposed to monetary union.

FFTW

  Our sensitivity to changing markets and the conviction to make portfolio changes as warranted enhanced the Portfolio's returns. In currencies, we were overweight in U.S. duration in July and September, and overweight in European duration in October. We were underweight in Japan throughout the period, which enhanced relative returns. Within the U.S. bloc, our portion of the Portfolio was overweight Canada versus the U.S. in the 10-year part of the curve, from mid-October to mid-November, also adding to relative returns. After being neutral on mortgages for most of the reporting period, we moved to an overweight position in the sector late in the period.

  Going forward, we expect high levels of yield volatility in the face of an uncertain economic outlook. This environment is better suited for tactical opportunities in duration and strategic curve positioning. If the recovery materializes as expected, short and intermediate yields are typically at most risk in a tightening environment. With continuing unemployment in Europe, the optimistic view is that firms will be forced to become more competitive, benefiting the global economy. On the downside, however, unemployment coupled with declining consumer confidence could limit consumer spending. On the whole, improving economic figures from the U.S. provide a basis for a quicker European turnaround. Still, the prospects for the euro to appreciate against the dollar are slim. In Japan, industrial production numbers are now lower than during the 1990-1991 recession, unemployment is on the rise and the environment is decidedly deflationary. Rating agencies downgraded Japan's debt rating in the fourth quarter but there is room for further downgrading in the near term.

  In credit markets, we expect strong performance since bad news is already priced into valuations, leading to a positive outlook and renewed investor confidence due to preliminary signs of a U.S. economic recovery. We most likely will shift our emphasis from financials into more cyclical industries as the likelihood of an economic rebound becomes more imminent. The cloud on the horizon for corporate investors is Enron and its implications for regulators, auditors and rating agencies--all of which could cause continued volatility in the markets. Emerging markets are likely to remain sensitive to headline risk, as Argentina is fresh in investors' memories, but regional selection should still be able to provide sources for generating returns. We expect to remain neutral in U.S. duration with an overweight in 10 years versus five years, overweight in German bonds versus U.K., overweight in the U.S. dollar versus the Japanese yen and the euro, and overweight in both credit and mortgage sectors.

PACE GLOBAL FIXED INCOME INVESTMENTS-PORTFOLIO STATISTICS

CHARACTERISTICS*                               1/31/02
-------------------------------------------------------
Net Assets (mm)                                 $289.0
Number of Securities                             103
-------------------------------------------------------

QUALITY DIVERSIFICATION*                       1/31/02
-------------------------------------------------------
U.S. Government                                    8.5%
AAA                                               54.9
AA                                                18.2
A                                                 14.2
BBB                                                5.8
BB                                                 3.4
Cash & Equivalents/Liabilities in Excess of
 Other Assets                                     -5.0
-------------------------------------------------------
Total                                            100.0%

TOP 5 COUNTRIES*                               1/31/02
-------------------------------------------------------
United States                                     60.9%
Germany                                            9.0
United Kingdom                                     8.9
Japan                                              6.8
Netherlands                                        5.1
-------------------------------------------------------
Total                                             90.7%

*Weightings represent percentages of net assets as of January 31, 2002. The
 Portfolio is actively managed and its composition will vary over time.

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

UPCOMING INVESTMENT POLICY CHANGE: Effective April 8, 2002, the Portfolio will be investing primarily in stocks of companies that have total market capitalizations of $6.0 billion or greater at the time of purchase. Prior to that date, the Portfolio focused on companies with market capitalizations of $4.0 billion or greater at the time of purchase.

ADVISORS: SSgA Funds Management, Inc ("SSgA"), Institutional Capital Corporation ("ICAP") and Westwood Management Corporation ("Westwood")

PORTFOLIO MANAGERS: SSgA: Team; ICAP: Team; Westwood: Susan Byrne

OBJECTIVE: Capital appreciation and dividend income

SSGA INVESTMENT PROCESS: SSgA uses several independent valuation measures to identify investment opportunities within a large cap value universe and combines factors to produce an overall rank. Comprehensive research determines the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA constructs the portion of the Portfolio it advises by selecting the highest-ranked stocks from its investable universe and manages deviations from the benchmark to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Value Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the Index.

ICAP INVESTMENT PROCESS: ICAP uses its proprietary valuation model to identify large-capitalization companies that ICAP believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where a catalyst for a positive change is about to occur with potential to produce stock appreciation of 15% or more relative to the market over a 12 to 18 month period. ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative or ICAP identifies another stock with greater opportunity for appreciation.

WESTWOOD INVESTMENT PROCESS: Westwood maintains a list of securities that it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if Westwood's forecasted growth rates and earnings estimates exceed Wall Street expectations, or Westwood's forecasted price/earnings ratio is less than the forecasted growth rate. Westwood monitors companies and sells a stock if Westwood expects limited future price appreciation or if the projected price/earnings ratio exceeds the three-year growth rate.

Brinson Advisors allocates the Portfolio's assets among the three investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the Portfolio's assets may also change over time. As of January 31, 2002, SSgA managed 51.0% of net assets; ICAP managed 25.0% of net assets; Westwood managed 24.0% of net assets.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/02

                                                                  6 MONTHS         1 YEAR       5 YEARS  SINCE INCEPTION DEG.
-----------------------------------------------------------------------------------------------------------------------------
Before Deducting                                  Class A*             -4.28%           -5.20%    N/A          0.05%
  Maximum Sales Charge                            Class B**            -4.64            -5.83     N/A         -0.56
  or PACE program fee                             Class C***           -4.64            -5.83     N/A         -0.56
                                                  Class Y+             -4.16            -5.08     N/A         -1.91
                                                  Class Pxx            -4.16            -5.08    5.90%        10.73
-----------------------------------------------------------------------------------------------------------------------------
After Deducting                                   Class A*             -9.55           -10.42     N/A         -4.65
  Maximum Sales Charge                            Class B**            -9.41           -10.53     N/A         -3.94
  or PACE program fee                             Class C***           -6.57            -7.72     N/A         -1.40
                                                  Class Y+             -4.16            -5.08     N/A         -1.91
                                                  Class Pxx            -4.87            -6.49    4.33          9.09
-----------------------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index++                                             -4.92            -6.68    9.91         13.56(since 8/31/95)
-----------------------------------------------------------------------------------------------------------------------------
Lipper Multi-Cap Value Funds Median                                    -4.05            -5.49    9.22          8.91(since 8/31/95)
-----------------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2001, after deduction of the maximum sales charge or PACE program fee, were as follows:
Class A--1-year period, -9.37%; since inception, -4.17%; Class B--1-year period, -9.42%; since inception, -3.33%; Class C--1-year period, -6.57%; since inception, -0.59%; Class Y--since inception, -1.04%; Class P--1-year period, -5.33%; 5-year period, 5.28%; since inception, 9.40%.

 DEG. Inception: since commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B and C shares and January 19, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class:
   August 31, 1995.

* Maximum sales charge for Class A shares is 5.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 2%, consisting of a maximum sales charge of 1% imposed on purchases and a maximum contingent deferred sales charge of 1%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

xx Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees but are subject to a maximum annual PACE program fee of 1.5% of the value of PACE Class P shares.

++ The Russell 1000 Value Index measures the performance of a large universe of stocks with lower price-to-book ratios and lower forecasted growth values.

  Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of one year or less have not been annualized.

  Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

  For the six months ended January 31, 2002, the Portfolio's Class P shares declined 4.2% before deducting the maximum PACE program fee (4.9% after deducting the fee). The Russell 1000 Value Index declined 4.9% for the same period. (Performance for the other Classes is noted on the prior page.)

  During the six months ended January 31, 2002, continued economic weakness, coupled with the events of September 11, provided an uncertain backdrop for equity markets. Unemployment rose, corporate capital spending continued to fall off, manufacturing weakened and corporate earnings declined. In this environment, the Federal Reserve Board (the "Fed") continued to cut short-term interest rates in an effort to stimulate economic growth. (During the period, the Fed trimmed the federal funds rate five times, dropping the rate to 1.75%.) After the attacks of September 11, the stock market reopened on September 17 to a significant sell-off, but rebounded with a strong fourth quarter rally. In January 2002 the market declined, due in part to high profile corporate bankruptcies, the Enron scandal and related concerns over the reliability of corporate accounting. Despite the volatility, lower interest rates, a mortgage refinancing boom and aggressive new car financing helped buoy consumer spending.

  Although the stock market was turbulent during the period, many stocks gained strength; and, in general, value stocks outperformed growth stocks. In the volatile stock market of the past several months, value stocks were attractive to investors because they were lower priced, had good economic fundamentals and were often found in more traditional, less volatile industries.

ADVISORS' COMMENTS

SSGA

  During the period, our portion of the Portfolio was broadly diversified, and its sector and industry exposure was similar to that of the Russell 1000 Value Index. During the period, the performance of our portion of the Portfolio was driven primarily by successful stock selection in various economic sectors. Within health care, medical providers and medical services companies benefited performance. We overweighted positions in Wellpoint Health Networks (1.2%), Tenet Healthcare (0.6%) and United Health Group (0.5%).* In the technology sector, investments in the computer software and hardware industries contributed strongly to performance, highlighted by overweighted positions in Storage Technology (0.3%) and Symantec Corp. (0.4%).* Within the consumer discretionary sectors, investments in specialty retailers and media companies aided performance during the period.

  Many market analysts believe earnings will rise sharply in 2002, as the economy rebounds. However, there are concerns about some market sectors. For example, some consumer-oriented industries, such as the autos and retailing, kept sales strong by slashing prices when economic growth was declining. Now there are concerns that consumers may have satisfied their demand for products and that as prices rise to more normal levels, consumers may sit on the sidelines. A decline in consumer spending could have a negative effect on the economic recovery. Other analysts believe that a tepid economic recovery may be good for stocks, as long as inflation continues to decline.

  We believe that our portion of the Portfolio is well-positioned for the coming period. We will continue to strive to ensure that it is managed in an objective, risk-controlled manner with a long-term perspective. Our investment process calls for a well-diversified portfolio that maximizes the risk/reward trade-off and remains true to its large-cap value style and capitalization mandates. Our process emphasizes seeking the best stocks within each industry, and our focus continues to be on providing consistent returns.

ICAP

  In managing our portion of the Portfolio, we continued to follow a bottom-up, stock-picking approach. We evaluate each company on its individual merits and in comparison to others in its peer group. Because interest rates were declining to stable, we focused heavily on financial stocks, which tend to perform well in a lower interest-rate environment. In selecting financial companies, which accounted for approximately 25% of net assets in our portion of the Portfolio, we emphasized those with strong balance sheets and high quality consumer and institutional debt in their loan portfolios. When it appeared that economic growth might pick up in subsequent months, we added cyclical stocks to the portfolio. (The performance of cyclical stocks tends to follow the economic cycle. They usually perform well during periods of economic recovery and relatively poorly when the economy is in decline.) Because we believed technology stocks were overvalued, we maintained a relatively small position in the technology sector.

  Looking ahead, we expect the economy to rebound in the first half of 2002 and believe economic growth is likely to be in the 3 - 4% range for the year. As the economy accelerates, the Fed may consider raising interest rates in the latter part of 2002. In our opinion, the stock market should respond positively to improvements in the economy and corporate profits.

  We will continue with our team-driven, bottom-up stock picking approach. We will focus on companies that are likely to benefit from a moderate economic recovery and will emphasize high quality stocks. Financial stocks continue to be the largest commitment in our portion of the Portfolio, although the overall position has been reduced slightly from the levels of 2001. We expect to continue to underweight the technology sector in our portion of the Portfolio.

WESTWOOD

  In managing our portion of the Portfolio, we diversified investments among a number of sectors and industries. During the period, we were overweighted to the energy sector, which struggled early in the period but then gained strength. Energy companies, such as Apache, Anadarko (both sold during the period) and Nabors (0.6%), performed

*Weightings represent percentages of net assets as of January 31, 2002. The
 Portfolio is actively managed and its composition will vary over time.

relatively well, but as a whole, our overweight position in energy relative to the Russell 1000 Value Index proved to be negative for performance.* Utilities, which are traditionally known for minimizing portfolio volatility, also disappointed. Stock selection and California deregulation issues led to underperformance in this group.

  Performance in the industrials sector was mixed during the period; performance was poor in the third quarter of 2001, but rebounded strongly in the fourth quarter. Our holdings in this area included United Technologies (1.3%) and Caterpillar (1.0%), which were particularly strong performers.* However, negative news about Tyco in January negatively impacted the stock price, detracting from performance. We remain invested in Tyco (1.1%) and have a favorable opinion of the company regarding its future.* In the transportation area, a concentration in railroad stocks, rather than in airline stocks, was positive.

  Late in the period, we underweighted our portion of the Portfolio in health care stocks, and this mitigated the negative impact of this sector's declines in our portfolio. Our decision to divest from drug companies such as Merck and Pharmacia proved prudent, as we avoided the weak performance of pharmaceuticals toward the end of 2001.

  In the technology sector, stock selection--accented by positions in International Business Machines (1.4%), Apple (0.6%), and Compaq
(0.7%)--contributed positively to performance. In the second half of the period, we boosted our portion of the Portfolio's technology position.*

  We believe that the fundamentals for economic growth are in place for 2002 and that monetary and fiscal stimuli will lead to an economic recovery in the first half of the year. To outperform in this environment, we have positioned the portfolio in a "barbell" structure. One end of the barbell focuses on cyclical companies that stand to benefit from an economic recovery. These include investments in the basic materials, producer durables and energy sectors and select technology stocks. The other end of the barbell emphasizes companies that offer attractive dividend yields. These include investments in the financial, utility, food and REIT areas.

*Weightings represent percentages of net assets as of January 31, 2002. The
 Portfolio is actively managed and its composition will vary over time.

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS--PORTFOLIO STATISTICS

CHARACTERISTICS*                               1/31/02
-------------------------------------------------------
Size of Portfolio (mm)                          $961.8
Number of Securities                               180
Stocks                                            98.2%
Cash Equivalents and Other Assets in Excess
 of Liabilities                                    1.8%
-------------------------------------------------------

TOP TEN HOLDINGS*                              1/31/02
-------------------------------------------------------
Citigroup                                         3.6%
ExxonMobil                                        2.9
Verizon Communications                            2.4
MetLife                                           2.0
Bank of America                                   2.0
Federal National Mortgage Association             1.9
Sears, Roebuck & Co.                              1.6
International Business Machines                   1.4
Conoco                                            1.4
United Technologies                               1.4
-------------------------------------------------------
Total                                            20.6%

TOP FIVE SECTORS*                              1/31/02
-------------------------------------------------------
Financials                                        28.8%
Consumer Discretionary                            13.9
Energy                                            10.0
Industrials                                        9.3
Health Care                                        8.0
-------------------------------------------------------
Total                                             70.0%

*Weightings represent percentages of net assets as of January 31, 2002. The
 Portfolio is actively managed and its composition will vary over time.

PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

UPCOMING INVESTMENT POLICY CHANGE: Effective April 8, 2002, the Portfolio will be investing primarily in stocks of companies that have total market capitalizations of $6.0 billion or greater at the time of purchase. Prior to that date, the Portfolio focused on companies with market capitalizations of $4.0 billion or greater at the time of purchase.

ADVISORS: Alliance Capital Management L.P. ("Alliance Capital") and SSgA Funds Management, Inc. ("SSgA")
PORTFOLIO MANAGERS: Alliance: Jane Mack Gould; SSgA: Team
OBJECTIVE: Capital appreciation
ALLIANCE CAPITAL INVESTMENT PROCESS: Alliance Capital follows its "disciplined growth" strategy in seeking to identify the best combinations of earnings growth and reasonable valuation in selecting stocks for its portion of the Portfolio. Alliance Capital ranks each stock in the investment universe based on its analysts' assessments and fundamental research that includes six measures of earnings growth and valuation. Alliance Capital normally invests its portion of the Portfolio in stocks that rank in the top 30% of this research universe and generally sells stocks that rank in the bottom half.
SSGA INVESTMENT PROCESS: SSgA ranks companies within an investable universe from top to bottom based on their relative attractiveness. SSgA uses several independent valuation measures to identify investment opportunities within a large-cap growth universe and combines factors to produce an overall rank. Comprehensive research determines the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA constructs its portion of the Portfolio by selecting the highest-ranked stocks from the universe and manages deviations from the benchmark (the Russell 1000 Growth Index) to maximize the risk/reward trade-off. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the Index.

Brinson Advisors allocates the Portfolio's assets between the two investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the Portfolio's assets may also change over time. As of January 31, 2002, Alliance Capital managed 58.9% of net assets; SSgA managed 41.1% of net assets.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/02

                                                                   6 MONTHS          1 YEAR       5 YEARS  SINCE INCEPTION DEG.
-------------------------------------------------------------------------------------------------------------------------------
Before Deducting                                    Class A*             -9.19%          -28.32%    N/A        -25.31%
 Maximum Sales Charge                               Class B**            -9.52           -28.74     N/A        -25.77
 or PACE program fee                                Class C***           -9.58           -28.74     N/A        -25.77
                                                    Class Y+             -9.06              N/A     N/A        -23.28
                                                    Class Pxx            -9.06           -28.17    4.71%         8.77
-------------------------------------------------------------------------------------------------------------------------------
After Deducting                                     Class A*            -14.18           -32.26     N/A        -28.81
 Maximum Sales Charge                               Class B**           -14.05           -32.30     N/A        -28.29
 or PACE program fee                                Class C***          -11.39           -30.18     N/A        -26.40
                                                    Class Y+             -9.06              N/A     N/A        -23.28
                                                    Class Pxx            -9.74           -29.24    3.15          7.15
-------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index++                                              -6.51           -26.88    6.43         11.13(since 8/31/95)
-------------------------------------------------------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds Median                                     -7.62           -26.34    7.15          1.90(since 8/31/95)
-------------------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2001, after deduction of the maximum sales charge or PACE program fee, were as follows:
Class A--1-year period, -25.96%; since inception, -28.52%; Class B--1-year period, -26.00%; since inception, -27.94%; Class C--1-year period, -23.64%; since inception, -25.89%; Class Y--since inception, -20.73%; Class P--1-year period, -22.65%; 5-year period, 4.97%; since inception, 7.82%.

DEG. Inception: since commencement of issuance or reissuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B and C shares and February 23, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class: August 31, 1995.

* Maximum sales charge for Class A shares is 5.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 2%, consisting of a maximum sales charge of 1% imposed on purchases and a maximum contingent deferred sales charge of 1%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

xx Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual PACE program fee of 1.5% of the value of PACE Class P shares.

++ The Russell 1000 Growth Index measures the performance of a large universe of stocks with higher price-to-book ratios and higher forecasted growth values.

  Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of one year or less have not been annualized.

  Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

  For the six months ended January 31, 2002, the Portfolio's Class P shares declined 9.1% before deducting the maximum PACE program fee (9.7% after deducting the fee), lagging the Russell 1000 Growth Index which declined 6.5%. (Performance for the other Classes is noted on the prior page.)

  During the six months ended January 31, 2002, continued economic weakness, coupled with the events of September 11 provided an uncertain backdrop for equity markets. Unemployment rose, corporate capital spending continued to fall off, manufacturing weakened and corporate earnings declined. In this environment, the Federal Reserve Board (the "Fed") continued to cut short-term interest rates in an effort to stimulate economic growth. (During the period, the Fed trimmed the federal funds rate five times, dropping the rate to 1.75%.) After the attacks of September 11, the stock market reopened on September 17 to a significant sell-off, but rebounded with a strong fourth quarter rally. In January the market declined, due in part to high profile corporate bankruptcies, the Enron scandal and related concerns over the reliability of corporate accounting. Despite the volatility, lower interest rates, a mortgage refinancing boom and aggressive new car financing helped buoy consumer spending.

ADVISOR'S COMMENTS
ALLIANCE CAPITAL

  In managing our portion of the Portfolio, we sought investments in companies with superior growth rates, strong management teams and sustainable competitive advantages. At the core of our portion of the Portfolio's holdings are stocks that we believe will achieve strong earnings growth regardless of the economic environment.

  The semiannual period began in a slumping investment environment marked by weak corporate profits and declining stock prices. During this time, we reduced some of our financial and pharmaceutical positions in favor of defensive stocks, such as makers of personal care products. The performance of such companies tends to remain relatively steady in a weak economic environment. Additions included Johnson & Johnson (2.7%), Cardinal Health (2.2%), Health Management Associates (0.8%) and insurance companies American International Group (3.1%) and AFLAC (0.7%).* This strategy helped performance as defensive growth stocks proved more robust than financial stocks during the initial period.

  In the aftermath of September 11, when it appeared that the economy was stabilizing, we selectively added technology and cyclical stocks, which we expected to benefit from an economic recovery. (The performance of cyclical stocks tends to follow the economic cycle. They usually perform well during periods of economic recovery and relatively poorly when the economy is in decline.) Additions to our portion of the Portfolio's technology and cyclical holdings included Microsoft (5.1%), Veritas (1.1%), PeopleSoft (0.3%), Intel (3.5%) and Dell (1.6%).* We also added to stocks in a variety of other industries whose fundamentals appeared intact but whose prices were depressed. Kohl's (2.4%), Union Pacific (0.4%), Fannie Mae (0.6%) and Viacom (0.3%) are some examples.*

  Kohl's (2.4%), Comcast (1.6%), Harley Davidson (2.8%) and Pfizer (6.2%) were our strongest performing stocks during the six months ended January 31, 2002.* Our portion of the Portfolio's underweight position in consumer cyclicals, energy and health care aided performance. However, our underweight to technology offset some of these gains.

*Weightings represent percentages of net assets as of January 31, 2002. The
 Portfolio is actively managed and its composition will vary over time.

  We are optimistic over the long run. Looking ahead, we expect economic activity and earnings growth to exceed expectations in 2002 although we expect the pace of the economic rebound to be slower than that of past recoveries. Low interest rates are likely to continue to support spending in the housing and consumer durables areas. We believe that government spending will continue apace and that the Fed will keep interest rates unchanged, at least during the first half of 2002. Corporations have already begun to replenish their depleted inventories, and we believe they will benefit from higher revenues and reduced costs in the future.

SSGA

  During the period, our portion of the Portfolio was broadly diversified, and its sector and industry exposure was similar to that of the Russell 1000 Growth Index. For most of 2001, the decline in the Russell 1000 Growth Index was broad-based, with the bulk of the deterioration attributable to the fall of technology stocks.

  During the period, the performance of our portion of the Portfolio was negatively affected by poor stock selection in the financial and industrial sectors. AmeriCredit (sold during the period) and Metris Companies (0.1%), both consumer financial services companies, significantly detracted from performance.* In the industrial sector, positions in defense/ aerospace and industrial services held back performance; Boeing and Allied Waste (both sold during the period) both detracted during the period, for example. Despite disappointing individual selections, our overweight to the financial sector as a whole contributed positively to performance during the period. An overweight to technology also contributed to performance as we benefited from the fourth quarter tech rally. EMC, Qualcomm (both sold during the period), Sun Microsystems (0.2%) and Symantec (0.6%) were all top performers in our portion of the Portfolio.* Offsetting some of these gains was an underweight to energy and consumer cyclicals and an overweight to transportation during the period.

  Despite the stock market's volatility, many investors were confident that corporate earnings would rebound. Stock prices generally rise for one of two reasons: investors pay more for corporate earnings (sending price-to-earnings [P/E] ratios higher), or earnings increase. Because P/E ratios for many stocks are at the high end of historical averages, only a significant upturn in earnings is likely to create strong returns. Many market analysts believe earnings will rise sharply in 2002, as the economy rebounds. However, there are concerns about some market sectors. For example, some consumer-oriented industries, such as autos and retailing, kept sales strong by slashing prices when economic growth was declining. Now there are concerns that consumers may have satisfied their demand for products and that as prices rise to more normal levels, consumers may sit on the sidelines. A decline in consumer spending could have a negative effect on the economic recovery. Other analysts believe that a tepid economic recovery may be good for stocks, as long as inflation continues to decline.

  We believe that our portion of the Portfolio is well-positioned for the coming period. We will continue to strive to manage our portion in an objective, risk-controlled manner with a long-term perspective. Our investment process calls for a well-diversified portfolio that maximizes the risk/reward trade-off and remains true to its large-cap growth style and capitalization mandates. Our process emphasizes seeking the best stocks within each industry, and our focus continues to be on providing consistent returns.

*Weightings represent percentages of net assets as of January 31, 2002. The
 Portfolio is actively managed and its composition will vary over time.

PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS--PORTFOLIO STATISTICS

CHARACTERISTICS*                               1/31/02
-------------------------------------------------------
Net Assets (mm)                                 $571.5
Number of Securities                               118
ADRs                                               1.3%
Stocks                                            96.8%
Cash Equivalents/Liabilities in Excess of
 Other Assets                                      1.9%
-------------------------------------------------------

TOP FIVE SECTORS*                              1/31/02
-------------------------------------------------------
Information Technology                           27.6%
Health Care                                      22.5
Consumer Discretionary                           18.0
Financials                                       13.2
Industrials                                      11.9
-------------------------------------------------------
Total                                            93.2%

TOP TEN STOCKS*                                1/31/02
-------------------------------------------------------
General Electric                                  6.3%
Pfizer                                            6.2
Microsoft                                         5.1
Intel                                             3.5
Cisco Systems                                     3.3
American International Group                      3.1
Harley Davidson                                   2.8
Citigroup                                         2.8
Johnson & Johnson                                 2.7
AOL Time Warner                                   2.5
-------------------------------------------------------
Total                                            38.3%

*Weightings represent percentages of net assets as of January 31, 2002. The
 Portfolio is actively managed and its composition will vary over time.

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

UPCOMING INVESTMENT POLICY CHANGE: Effective April 8, 2002, the Portfolio will be investing primarily in stocks of companies that have total market capitalizations of less than $6.0 billion at the time of purchase. Prior to that date, the Portfolio focused on companies with market capitalizations of less than $4.0 billion at the time of purchase.

ADVISORS: Ariel Capital Management, Inc. ("Ariel") and ICM Asset
Management, Inc. ("ICM")
PORTFOLIO MANAGERS: Ariel: Eric T. McKissack; ICM: ICM Management Team
OBJECTIVE: Capital appreciation
ARIEL INVESTMENT PROCESS: Ariel invests in stocks of companies that it believes are misunderstood or undervalued. It seeks to identify companies in consistent industries with distinct market niches and excellent management teams. It focuses on value stocks, which it defines as stocks with a low P/E ratio based on forward earnings and that trade at a significant discount to the private market value that Ariel calculates for each stock. Ariel generally sells stocks that cease to meet these criteria or that are at risk for fundamental deterioration.

ICM INVESTMENT PROCESS: ICM invests primarily in common stocks of companies believed to offer good relative value that have either fallen into disfavor among investors or are under-researched. In deciding which stocks to buy for the Portfolio, ICM uses a top-down analysis to identify broad sectors of the market believed to offer good relative value and then seeks to identify individual companies within those sectors that meet ICM's investment criteria. ICM also performs a bottom-up analysis to attempt to discover inefficiently priced stocks in a broad range of sectors, including those not identified in the top-down analysis. These two approaches are combined in various proportions depending on market conditions. ICM generally sells stocks that meet price objectives, no longer meet its selection criteria, are at risk for fundamental deterioration or when the team identifies more attractive investment opportunities.

Brinson Advisors allocates the Portfolio's assets between the two investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the Portfolio's assets may also change over time. As of January 31, 2002, ICM managed 50.1% of net assets; Ariel managed 49.9% of net assets.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/02

                                                                  6 MONTHS  1 YEAR  5 YEARS  SINCE INCEPTION DEG.
-----------------------------------------------------------------------------------------------------------------
Before Deducting                                    Class A*        6.56%   13.36%    N/A          25.07%
 Maximum Sales Charge                               Class B**       6.16    12.68     N/A          24.75
 or PACE program fee                                Class C***      6.16    12.68     N/A          24.30
                                                    Class Y+        6.73    13.60     N/A          28.79
                                                    Class Pxx       6.73    13.61    9.75%         11.48
-----------------------------------------------------------------------------------------------------------------
After Deducting                                     Class A*        0.69     7.13     N/A          19.21
 Maximum Sales Charge                               Class B**       1.16     7.68     N/A          21.47
 or PACE program fee                                Class C***      4.11    10.57     N/A          23.25
                                                    Class Y+        6.73    13.60     N/A          28.79
                                                    Class Pxx       5.93    11.91    8.11           9.82
-----------------------------------------------------------------------------------------------------------------
Russell 2500 Value Index++                                          3.41     9.22   11.56          13.74(since 8/31/95)
-----------------------------------------------------------------------------------------------------------------
Lipper Small-Cap Value Funds Median                                 3.97    12.05   10.62          12.92(since 8/31/95)
-----------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2001, after deduction of the maximum sales charge or PACE program fee, were as follows:
Class A--1-year period, 14.17%; since inception, 20.18%; Class B--1-year period, 15.11%; since inception, 22.68%; Class C--1-year period, 17.91%; since inception, 24.63%; Class Y--1-year period, 21.11%; since inception, 30.66%; Class P--1-year period, 19.37%; 5-year period, 8.73%; since inception, 9.88%.

DEG. Inception: since commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A shares, November 28, 2000 for
      Class B shares, November 27, 2000 for Class C shares and December 20, 2000 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class:
      August 31, 1995.

* Maximum sales charge for Class A shares is 5.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 2%, consisting of a maximum sales charge of 1% imposed on purchases and a maximum contingent deferred sales charge of 1%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

xx Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees but are subject to a maximum annual PACE program fee of 1.5% of the value of PACE Class P shares.

++ The Russell 2500 Value Index measures the performance of a large universe of stocks with lower price-to-book ratios and lower forecasted growth values.

  Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of one year or less have not been annualized.

  Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

  For the six months ended January 31, 2002, the Portfolio's Class P shares returned 6.7% before deducting the maximum PACE program fee (5.9% after deducting the fee), outperforming the Russell 2500 Value Index which returned 3.4%. (Performance for the other Classes is noted on the prior page.)

  Two major events--the tragedy of September 11 and the Enron debacle--shook the markets during the six months ended January 31, 2002. September 11 sent the already weakened markets into a tailspin, but within a relatively short period of time equity prices resumed their pre-September 11 levels. At the end of the calendar year, the Enron scandal dealt the markets another blow, quashing investor confidence in the reliability of corporate accounting.

ADVISORS' COMMENTS

ARIEL

  Our portion of the Portfolio's performance was not radically affected by market events during the period. In fact, we believe our conservative and disciplined investment style does well when markets are in flux. We adhered to our policy of investing in financially stable firms with strong products and services, excellent management, and consistent earnings growth.

  We capitalized on the market downturn to invest in companies that we believed were cheap versus their intrinsic value. We added two new stocks to our portion of the Portfolio during the reporting period: Black & Decker (1.0%), the world's number one producer of power tools, and Jones Apparel Group (0.6%), a diversified apparel company.* We also increased our positions in Cendant Corp. (2.1%), Interpublic Group (1.3%), Toys R Us (1.2%), Waste Management Inc. (0.9%), and Sungard Data System (1.6%).* We sold out of Imagistics, which was spun off from Pitney Bowes, because of its small market capitalization and rich valuation, allowing us to lock in gains. We also eliminated our positions in Bob Evans and PepsiAmericas as both stocks were approaching what we believed to be their full valuations. We felt it best to use the assets to buy securities trading at more value-oriented levels.

  Our most fruitful sector strategies during the period were underweights to the financials, utility and energy areas. Although we maintained an underweight to the financial sector versus the Russell 2000 Value Index, individual stock selections in that area provided strong returns. XL Capital (1.2%), New Dun & Bradstreet (1.6%) and H&R Block (1.1%) provided the largest contributions from assets held during the period.*

  We were surprised to see a strong bull market rally during the fourth quarter of 2001, and although we took advantage of opportunities to add to our portion of the Portfolio, we did not think the market ever reached truly "cheap" levels by historical standards. We believe that despite recent strength, the market remains vulnerable, particularly if investors continue to bid up some areas to levels that cannot be supported by the economic climate or by company fundamentals. Even if the economy picks up in 2002, as many economists forecast, we believe that stocks could still be held back by declining earnings multiples resulting from higher interest rates and rising inflation.

  We are convinced that a disciplined value strategy will help insulate investors from potential near-term threats, while benefiting their overall returns. We intend to continue our investment style of seeking long-term capital appreciation from the common stock of undervalued small- and medium-sized companies, striving to identify quality firms in consistent industries with distinct market niches, excellent management and proven success. We also look for firms that might grow by at least 12-15% annually.

*Weightings represent percentages of net assets as of January 31, 2002. The
 Portfolio is actively managed and its composition will vary over time.

ICM

  Our portion of the Portfolio enjoyed relatively robust pre-September performance as investors favored small- and mid-cap value stocks. The performance of our portion of the Portfolio followed the path of the overall market, dipping in the period immediately following September 11 but rebounding after September 23. This favorable environment combined with numerous successes in individual stocks, as well as beneficial overweights in such niche industries as office superstores, helped to provide strong gains.

  We avoided major strategy changes during the period, staying instead with a portfolio construction process that melds sector and individual security selection. Sales during the period were based on individual security considerations, rather than on sector bets. In the latter part of the year, we began to build positions in coal producers and coal equipment companies, believing that this sector and many of the individual companies within it could provide a profitable value play. Our most beneficial sector bets were an overweight to technology and underweights to the financial and utility areas. Within technology, Adaptek and Storage Technology (both sold during the period)--computer hardware companies--were strong contributors to overall performance.

  Going forward, we find ourselves sensitive to the investor expectations that are embodied in equity prices. Equity valuations have gone up rapidly of late, and investors appear to expect improvements to the economy and corporate profitability in the coming months. It may be difficult for these expectations to be realized, and disappointed investors may create a volatile market environment. Rather than position our portion of the Portfolio based on our expectations of future market behavior, we intend to continue focusing on individual sectors and companies.

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS--PORTFOLIO STATISTICS

CHARACTERISTICS*                               1/31/02
-------------------------------------------------------
Net Assets (mm)                                 $304.7
Number of Securities                              98
Stocks                                          98.4%
Cash & Equivalents/Liabilities in Excess of
 Other Assets                                    1.6%
-------------------------------------------------------

TOP FIVE SECTORS*                              1/31/02
-------------------------------------------------------
Industrials                                       28.3%
Consumer Discretionary                            23.7
Financials                                        14.0
Materials                                          9.1
Information Technology                             5.9
-------------------------------------------------------
Total                                             81.0%

TOP 10 STOCKS*                                 1/31/02
-------------------------------------------------------
Cendant                                            2.1%
Hasbro                                             1.9
Lee Enterprises                                    1.8
Superior Energy Services                           1.8
MBIA                                               1.7
Louisiana-Pacific                                  1.7
Sovereign Bancorp                                  1.7
CenturyTel                                         1.7
Rouse                                              1.7
MBNA                                               1.6
-------------------------------------------------------
Total                                             17.7%

*Weightings represent percentages of net assets as of January 31, 2002. The
 Portfolio is actively managed and its composition will vary over time.

PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

UPCOMING INVESTMENT POLICY CHANGE: Effective April 8, 2002, the Portfolio will be investing primarily in stocks of companies that have total market capitalizations of less than $6.0 billion at the time of purchase. Prior to that date, the Portfolio focused on companies with market capitalizations of less than $4.0 billion at the time of purchase.

ADVISOR: Delaware Management Company
PORTFOLIO MANAGER: Gerald S. Frey
OBJECTIVE: Capital appreciation
INVESTMENT PROCESS: The Portfolio invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market with market capitalizations of less than $4.0 billion at the time of purchase. Up to 5% of the total assets may be invested in U.S. dollar-denominated foreign securities. The advisor employs bottom-up, fundamental analysis to identify companies that have substantially above-average earnings growth because of management changes, new products, growth of established products or structural changes in the economy. Delaware Management Company generally sells stocks that no longer meet its selection criteria or are at risk for fundamental deterioration, or when it identifies more attractive investment opportunities.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/02

                                                                  6 MONTHS  1 YEAR   5 YEARS  SINCE INCEPTION DEG.
------------------------------------------------------------------------------------------------------------------
Before Deducting                                    Class A*       -3.81%   -19.35%    N/A        -20.40%
 Maximum Sales Charge                               Class B**      -4.19    -19.91     N/A        -20.91
 or PACE program fee                                Class C***     -4.19    -19.86     N/A        -20.91
                                                    Class Y+       -3.80       N/A     N/A        -11.86
                                                    Class Pxx      -3.73    -19.21   12.59%        11.25
------------------------------------------------------------------------------------------------------------------
After Deducting                                     Class A*       -9.07    -23.80     N/A        -24.12
 Maximum Sales Charge                               Class B**      -8.98    -23.92     N/A        -23.60
 or PACE program fee                                Class C***     -6.13    -21.45     N/A        -21.57
                                                    Class Y+       -3.80       N/A     N/A        -11.86
                                                    Class Pxx      -4.45    -20.42   10.91          9.59
------------------------------------------------------------------------------------------------------------------
Russell 2500 Growth Index++                                        -5.11    -19.84    5.05          7.34(since 8/31/95)
Lipper Mid-Cap Growth Funds Median                                 -7.57    -25.27    7.40          6.61(since 8/31/95)
------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2001, after deduction of the maximum sales charge or PACE program fee, were as follows:
Class A--1-year period, -19.26%; since inception, -22.54%; Class B--1-year period, -19.30%; since inception, -21.89%; Class C--1-year period, -16.74%; since inception, -19.65%; Class Y--since inception, -7.70%; Class P--1-year period, -15.68%; 5-year period, 12.77%; since inception, 10.55%.

DEG. Inception: since commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 12, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class: August 31, 1995.

* Maximum sales charge for Class A shares is 5.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 2%, consisting of a maximum sales charge of 1% imposed on purchases and a maximum contingent deferred sales charge of 1%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

xx Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees but are subject to a maximum annual PACE program fee of 1.5% of the value of PACE Class P shares.

++ The Russell 2500 Growth Index measures the performance of a large universe of stock with higher price-to-book ratios and higher forecasted growth values.

  Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of one year or less have not been annualized.

  Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

ADVISOR'S COMMENTS

  For the six months ended January 31, 2002, the Portfolio's Class P shares declined 3.7% before deducting the maximum PACE program fee (4.5% after deducting the fee), outperforming the Russell 2500 Growth Index which declined 5.1%. (Performance for the other Classes is noted on the prior page.)

  The investment environment during the six months ended January 31, 2002 was challenging. Companies continued to warn of reduced earnings and concern grew that the events of September 11 might throw the country into a severe recession. The period ended on a brighter note, however. The major equity indices produced relatively robust returns in the latter months of the period and indications grew that increased liquidity might stabilize the economic slowdown.

  Despite overall market weakness, many stocks still posted solid returns for the period. Consumer-oriented stocks performed particularly well, supported by consumer spending that stayed strong throughout the recent volatility. D.R. Horton (2.5%) and KB Home (2.3%), two homebuilders buoyed by positive sales numbers, each were up more than 30% during the period.* Restaurant stocks Sonic Corp. (2.8%) and Ruby Tuesday (1.9%) also posted substantial gains, benefiting from encouraging sales gains.*

  Performance was strengthened by sector overweights to consumer services and consumer cyclicals during the period. Offsetting some of these gains were missed opportunities in technology which we underweighted. Our individual selections in technology also disappointed. TranSwitch (0.3%), for example, lost more than 50% during the period.* Health care stocks, particularly biotechnology companies, also performed poorly; several companies reported disappointing test results on drugs in development. Inspire Pharmaceuticals (0.1%) lost nearly 75% during the period after the firm reported that its developmental drug for dry eyes did not prove effective in a test situation.*

  The future economic outlook is still cloudy. Many companies have warned that business growth may not occur until the latter half of the year, while many other companies see earlier evidence of a rebound. We feel that the stock market will continue to reflect this uncertainty, giving investors mixed results in the near future. We will continue to take advantage of short-term price declines by adding to our positions in those companies that we think will be the best performers.

*Weightings represent percentages of net assets as of January 31, 2002. The
 Portfolio is actively managed and its composition will vary over time.

PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS--PORTFOLIO STATISTICS

CHARACTERISTICS*                               1/31/02
-------------------------------------------------------
Net Assets (mm)                                 $323.4
Number of Securities                              69
Stocks                                          96.1%
Cash & Equivalents/Liabilities in Excess of
 Other Assets                                    3.9%
-------------------------------------------------------

TOP FIVE SECTORS*                              1/31/02
-------------------------------------------------------
Consumer Discretionary                            41.4%
Financials                                        18.1
Information Technology                            14.2
Health Care                                       10.9
Industrials                                        7.4
-------------------------------------------------------
Total                                             92.0%

TOP 10 HOLDINGS*                               1/31/02
-------------------------------------------------------
Radian Group                                       3.6%
Dollar Tree Stores                                 3.3
PartnerRe                                          3.0
Krispy Kreme Doughnuts                             2.8
Sonic                                              2.8
Cheesecake Factory                                 2.7
Neurocrine Biosciences                             2.7
D.R. Horton                                        2.5
Jack Henry & Associates                            2.5
KB Home                                            2.3
-------------------------------------------------------
Total                                             28.2%

*Weightings represent percentages of net assets as of January 31, 2002. The
 Portfolio is actively managed and its composition will vary over time.

PACE INTERNATIONAL EQUITY INVESTMENTS

ADVISOR: Martin Currie Inc. ("Martin Currie")
PORTFOLIO MANAGER: Team led by James Fairweather
OBJECTIVE: Capital appreciation
INVESTMENT PROCESS: The Portfolio invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in U.S. securities markets. Up to 10% of the Portfolio may be invested in emerging markets. A large part of the Portfolio's investments are usually denominated in foreign currencies. Martin Currie looks for companies that exhibit strong fundamentals and attractive valuations based on estimates of future earnings. In making country allocation decisions, Martin Currie considers such factors as economic and political stability, breadth and liquidity of the market, the nature of local investors, the currency outlook, valuations and the settlement system. Martin Currie generally sells securities when either the country or the issuer no longer meets these selection criteria or when it identifies more attractive investment opportunities.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/02

                                                           6 MONTHS  1 YEAR   5 YEARS  SINCE INCEPTION DEG.
-----------------------------------------------------------------------------------------------------------
Before Deducting                               Class A*    -12.50%   -27.49%    N/A            -24.13%
 Maximum Sales Charge                          Class B**   -12.85    -28.25     N/A            -24.64
 or PACE program fee                           Class C***  -12.88    -28.23     N/A            -24.66
                                               Class Y+    -12.41    -27.59     N/A            -25.39
                                               Class Pxx   -12.42    -27.60    0.42%             2.15
-----------------------------------------------------------------------------------------------------------
After Deducting                                Class A*    -17.30    -31.46     N/A            -27.69
 Maximum Sales Charge                          Class B**   -17.21    -31.84     N/A            -27.20
 or PACE program fee                           Class C***  -14.64    -29.65     N/A            -25.28
                                               Class Y+    -12.41    -27.59     N/A            -25.39
                                               Class Pxx   -13.07    -28.68   -1.08              0.63
-----------------------------------------------------------------------------------------------------------
MSCI Europe, Australasia, Far East (EAFE) Index++          -11.22    -25.35    0.78             10.76 (since8/31/95)
-----------------------------------------------------------------------------------------------------------
Lipper International Funds Median                          -10.18    -26.13    1.03             -0.24 (since8/31/95)
-----------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2001, after deduction of the maximum sales charge or PACE program fee, were as follows:
Class A--1-year period, -27.55%; since inception, -26.06%; Class B--1-year period, -27.63%; since inception, -25.47%; Class C--1-year period, -25.29%; since inception, -23.29%; Class Y--since inception, -22.29%; Class P--1-year period, -24.28%; 5-year period, -0.38%; since inception, 1.49%.

 DEG. Inception: since commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B and C shares and January 17, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class:
   August 31, 1995.

* Maximum sales charge for Class A shares is 5.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 2%, consisting of a maximum sales charge of 1% imposed on purchases and a maximum contingent deferred sales charge of 1%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

xx Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees but are subject to a maximum annual PACE program fee of 1.5% of the value of PACE Class P shares.

++ The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East
   (EAFE) Index is an index of stocks from 21 countries designed to measure the investment returns of developed economies outside of North America.

  Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of one year or less have not been annualized.

  Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

ADVISOR'S COMMENTS

  For the six months ended January 31, 2002, the Portfolio's Class P shares declined 12.4% before deducting the maximum PACE program fee (13.1% after deducting the fee). The MSCI EAFE Index declined 11.2% and the Lipper Median declined 10.2% for the period. (Performance for the other Classes is noted on the prior page.)

  A global economic slowdown and the events of September 11 in the United States had a negative effect on overseas stock markets during the six months ended January 31, 2002. For the most part, economic activity overseas reflected that of the United States. Economic growth declined, corporate capital spending and profits fell and unemployment rose. In this environment, central banks followed the lead of the U.S. Federal Reserve and cut interest rates in an effort to boost economic growth. While overseas stocks declined significantly in the aftermath of September 11, they rallied toward the end of 2001. In January 2002, however, many overseas markets reacted negatively to the Enron bankruptcy, as investors grew concerned about the reliability of corporate accounting procedures.

  During the six months, European economies avoided recession, but economic data, particularly in Germany, was poor. European companies were affected negatively by weak global demand for their goods and services. As a result, their earnings and stock prices generally declined. The European Central Bank cut interest rates four times in 2001, however, many investors believed a more aggressive interest-rate reduction policy (like that of the U.S. Federal Reserve) was needed. While most European stock markets were relatively weak during the period, many rallied briefly in the fourth quarter due to an upturn in technology stocks. Looking ahead, there are reasons for optimism in Europe. Just as Europe followed the United States into an economic slump, it could follow the United States into an economic rebound. Recent data coming from Europe indicate that gross domestic product (GDP) growth is likely to rise in the first and second calendar quarters of 2002. This potential for higher GDP is already being reflected in the better performance of European stock markets.

  Japan suffered from internal problems as well as from the worldwide economic slowdown. While Japan has instituted some economic reforms to get its economy on track, the country continues to be plagued by a troubled banking system. In recent weeks, positive economic data has led to a rise in Japanese stock prices. However, Japan could lag the rest of the world in recovery unless it develops sound plans to fix the fundamental structure of its economy.

  In the rest of Asia, market declines reflected the slowdown in worldwide demand for exports, especially to the United States. Asian exports fell off steadily for several months, leading to diminished corporate profits and ultimately, to lower stock prices. South Korea and Taiwan were bright spots in Asia. South Korean stock prices rose significantly, as corporate restructuring, cost cutting and increased productivity made shares attractive to investors. Taiwan benefited from improved financial reforms. As in other regions, the outlook for Asian markets is relatively positive, and stocks have gained strength recently. Because Asian economies rely heavily on exports, they are well positioned to take advantage of economic recoveries in other parts of the world.

  Latin American emerging markets suffered from global sluggishness, a decline in oil prices, an electricity shortage in Brazil and debt default and political turmoil in Argentina. Mexico however bucked the downward trend, as many investors feel it is influenced more by the U.S. economy than other Latin economies and find it a more attractive place for their allocation to Latin American. As with other emerging areas, Latin American markets could rebound on the strength of a global economic upturn.

  In managing the Portfolio, we emphasized defensive stocks at the beginning of the period. Defensive companies, such as food and personal care products businesses, tend to do relatively well during economic downturns because demand for their goods and services usually remains steady even in weak economic environments. While our defensive strategy worked well in the third quarter of 2001, we were slow to add more risky European stocks to the portfolio in the fourth quarter. As a result, we did not fully participate in the rally in technology shares. Our strategic decision not to chase the technology rally worked to the Portfolio's advantage in January 2002, when technology stocks declined. We overweighted the Portfolio in the materials sector relative to the Index, which benefited the Fund's return. Stocks in the materials sector included Anglo American Plc (1.6%), a British metals and mining company, Aluminum Corp. of China (sold during the period) and UPM-Kymmene OYJ (1.2%), a Finnish forestry company.*

  In allocating Portfolio assets, we moved steadily to underweight Japan in favor of European and emerging markets, particularly South Korea and Taiwan. We also hedged the Japanese yen assuming weakness against the dollar, protecting 30% of Japanese assets. This asset allocation strategy was positive for the Portfolio.

  Looking ahead, we expect markets to remain volatile. We do not question if there will be an economic recovery, but rather how strong the recovery will be. The first quarter earnings season will be a testing period. We are optimistic there will be a U.S. economic recovery of about 2% to 3% in 2002, driven principally by monetary and fiscal stimuli and a turn in the inventory cycle. We are assuming that a low inflation and low interest rate environment will continue in the United States. While we have a positive outlook for equities in 2002, we expect single-digit returns--not the high double-digit returns of the late 1990s.

  With low valuations and improving fundamentals, emerging markets are our preferred region. While we recognize that Japanese stocks are relatively cheap, we will maintain an underweighted position. We will also maintain our hedge against the yen. Our favored cyclical sectors are industrial cyclicals and materials and select capital goods producers. The performance of cyclical stocks tends to follow the economic cycle. They usually perform well during periods of economic recovery and relatively poorly when the economy is in decline.

*Weightings represent percentages of net assets as of January 31, 2002. The
 Portfolio is actively managed and its composition will vary over time.

PACE INTERNATIONAL EQUITY INVESTMENTS--PORTFOLIO STATISTICS

CHARACTERISTICS*                               1/31/02
-------------------------------------------------------
Net Assets (mm)                                 $360.6
Number of Securities                             108
Equities (common stocks, warrants and rights)     93.6%
Convertible Bond                                   0.7%
Cash & Equivalents/Other Assets in Excess of
 Liabilities                                       5.7%
-------------------------------------------------------

REGIONAL ALLOCATION*                           1/31/02
-------------------------------------------------------
Europe                                            65.6%
Asia                                              21.3
Emerging Markets                                   5.0
Australia                                          2.4
Cash & Equivalents/Other Assets in Excess of
 Liabilities                                       5.7
-------------------------------------------------------
Total                                            100.0%

TOP FIVE COUNTRIES*                            1/31/02
-------------------------------------------------------
United Kingdom                                    24.5%
Japan                                             16.3
Netherlands                                        8.8
France                                             7.7
Italy                                              6.2
-------------------------------------------------------
Total                                             63.5%

TOP FIVE SECTORS*                              1/31/02
-------------------------------------------------------
Financials                                        24.6%
Consumer Discretionary                            14.8
Health Care                                        9.7
Telecommunication Services                         9.5
Materials                                          7.4
-------------------------------------------------------
Total                                             66.0%

TOP TEN STOCKS*                                1/31/02
-------------------------------------------------------
GlaxoSmithKline                                    3.9%
Vodafone                                           3.6
Aventis                                            3.1
Total FINA                                         2.3
Allianz                                            2.2
Muenchener Reukversicherungs-Gesellschaft          2.1
Nestle                                             2.0
Koninklijke (Royal) Philips Electronics            2.0
Diageo                                             1.8
HSBC                                               1.8
-------------------------------------------------------
Total                                             24.8%

*Weightings represent percentages of net assets as of January 31, 2002. The
 Portfolio is actively managed and its composition will vary over time.

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

ADVISOR: Schroder Investment Management North America Inc. ("SIMNA")
PORTFOLIO MANAGERS: Team
OBJECTIVE: Capital Appreciation
INVESTMENT PROCESS: SIMNA focuses on companies that it believes have a sustainable competitive advantage and growth potential that is undervalued by other investors. The advisor allocates the Portfolio's assets among emerging market countries based on its assessment of the likelihood that those countries will have favorable long-term business environments. In deciding which securities within a country to buy for the Portfolio, SIMNA analyzes historical growth rates and future growth prospects, management capability and profit margins. The advisor's security evaluation reflects information available from the extensive network of locally based analysts maintained by SIMNA and its affiliates. SIMNA generally sells securities when either the country or the issuer no longer meets these selection criteria or when it identifies more attractive investment opportunities.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/02

                                                                  6 MONTHS  1 YEAR   5 YEARS  SINCE INCEPTION DEG.
------------------------------------------------------------------------------------------------------------------
Before Deducting                                    Class A*        7.87%   -17.08%    N/A        -10.60%
 Maximum Sales Charge                               Class B**       7.52    -17.58     N/A         -5.53
 or PACE program fee                                Class C***      7.52    -17.58     N/A         -5.17
                                                    Class Y+        8.10       N/A     N/A        -13.30
                                                    Class Pxx       8.10    -16.79   -7.96%        -4.56
------------------------------------------------------------------------------------------------------------------
After Deducting                                     Class A*        1.89    -21.67     N/A        -14.91
 Maximum Sales Charge                               Class B**       2.52    -21.70     N/A         -8.93
 or PACE program fee                                Class C***      5.45    -19.27     N/A         -5.96
                                                    Class Y+        8.10       N/A     N/A        -13.30
                                                    Class Pxx       7.30    -18.03   -9.33         -5.98
------------------------------------------------------------------------------------------------------------------
MSCI Emerging Markets Free (EMF) Index++                            9.54    -11.28   -6.35         11.49(since 8/31/95)
------------------------------------------------------------------------------------------------------------------
Lipper Emerging Markets Funds Median                                7.89    -11.01   -5.46         -2.41(since 8/31/95)
------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2001, after deduction of the maximum sales charge or PACE program fee, were as follows:
Class A--1-year period, -13.70%; since inception, -17.84%; Class B--1-year period, -13.74%; since inception, -11.58%; Class C--1-year period, -10.89%; since inception, -8.33%; Class Y--since inception, -15.30%; and Class P--1-year period, -9.70%; 5-year period, -8.83%; since inception, -6.39%.

DEG. Inception: since commencement of issuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, December 22, 2000 for
      Class B shares, December 1, 2000 for Class C shares and February 9, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class:
      August 31, 1995.

* Maximum sales charge for Class A shares is 5.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 2.0%, consisting of a maximum sales charge of 1.0% imposed on purchases and a maximum contingent deferred sales charge of 1.0%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

xx Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees but are subject to a maximum annual PACE program fee of 1.5% of the value of PACE Class P shares.

++ The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF)
   Index is a market capitalization weighted index composed of companies representative of the market structure of 25 Emerging Market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

  Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of one year or less have not been annualized.

  Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

ADVISOR'S COMMENTS

  For the six months ended January 31, 2002, the Portfolio's Class P shares advanced 8.1% (before deducting the maximum PACE program fee; 7.3% after deducting the fee), compared to the 9.5% advance for the MSCI Emerging Markets Free (EMF) Index and 7.9% advance of the Lipper Emerging Markets Funds Median. (Performance for the other Classes is noted on the prior page.)

  During the six months ended January 31, 2002, the performance of emerging markets went from significant decline to relative strength, as prospects for a global economic recovery in the months ahead became increasingly likely. Going into the reporting period, the economic and market environment for emerging markets was uncertain. The global economic downturn, a fall-off in exports to the more industrialized countries and financial and political concerns in Argentina, combined with a general aversion to risk on the part of investors, had a negative impact on emerging markets. The events of September 11 exacerbated an already difficult situation, resulting in severe losses for emerging markets.

  In October, the economic environment in emerging market countries began to change for the better, as lower oil prices, U.S. interest-rate cuts and increased liquidity led to expectations that the U.S. economy would recover in the second half of 2002. As the outlook for the economy brightened, consumer confidence rose and market participants began to increase their tolerance for investment risk. Recently, economic indicators have begun to rise, and investors have become increasingly positive on the long-term prospects for emerging markets.

  In managing the Portfolio, stock selection was a key factor in the Portfolio's underperformance in South Africa, China and Poland. In South Africa, stocks suffered as the market was affected adversely by a sharp fall in the value of the country's currency, the rand. An underweighting in Anglo-American, a South African platinum company, also limited performance. The Portfolio's overweighted position in the South African financial sector negatively impacted performance; over the period, we reduced exposure to this sector. In general, we reduced the Fund's commitment to South Africa.

  In China, the Portfolio's telecommunications holdings dampened returns. We reduced the Portfolio's allocation to China by selling the mobile telephone company positions, which became increasingly unattractive because of regulatory concerns. Despite the reduced allocation to telecommunications stocks, the sector's weakness detracted from performance. The losses in Chinese investments were offset partially by overweighted positions and stock selection in Korea, where a rebound in the technology sector led to a strong market rally. We increased the Portfolio's commitment to Korea, where we added to Samsung Electronics (0.7%) and to financial institutions such as Kookmin Bank (2.8%).* The Portfolio's larger weighting in the Korean financial sector was positive for performance, as the sector was strong following the merger between Kookmin Bank and H&CB Bank.

  We continued to underweight the Portfolio in Taiwan on a country level, but we overweighted the technology sector of the market. We increased the positions in Taiwan Semiconductor Manufacturing Co. (3.4%) and United Microelectronics Corp. (2.0%).*

  On the other hand, an overweighting in Russia and stock selection in the telecommunications and energy sectors produced positive returns, as oil prices stabilized. We began to add to the Portfolio's position in Turkey, given an improved outlook following support from the International Monetary Fund (IMF) and progress on banking sector reform. The increased weighting in Turkey was positive, as financial and telecommunications stocks produced strong gains toward the end of 2001. We reduced the Portfolio's weighting in Israeli domestic stocks because of increased political tensions and recent currency weakness.

  In Latin America, we added to the Portfolio's financial stocks in Brazil in anticipation of further interest rate cuts, which should help reduce country risk. In Mexico, despite some sales, the Portfolio remains overweighted in Mexico as anticipation for a U.S. economic recovery is expected to enhance performance in 2002. In Mexico, we sold the Portfolio's holdings in America Movil, a wireless telecommunications company, Femsa, a beverage company, and Telmex, a telephone company.

*Weightings represent percentages of net assets as of January 31, 2002. The
 Portfolio is actively managed and its composition will vary over time.

  As we look ahead, we believe that the global economy will get stronger over the next 12 months. In the U.S., recent economic data suggest that an economic recovery should take place in the second half of 2002. In an environment of more robust global economic growth, we believe emerging market performance should be strong. We also anticipate that global interest rates will stay relatively low and high interest rate markets, such as Brazil and Turkey, will be favored by investors. We believe that emerging markets continue to be undervalued. Therefore, we expect that they should attract increased investor attention.

  We have maintained the Portfolio's overweighted positions in markets that we believe should benefit from the U.S. economic recovery. These include South Korea and Mexico. Our focus will continue to be on stocks whose valuations are believed appropriate. In markets like Korea, we are looking closely at valuations, following recent strong performance. However, we remain overweighted as we expect the market to be re-rated as corporate earnings rise. We also expect to be overweighted in markets that have benefited from the decrease in global risk aversion, such as Brazil, Turkey and Russia. Investors have become less averse to risk despite the escalation of the Argentine crisis. We have recently increased the Fund's overweighted positions in cyclical stocks, especially, technology and chemical stocks in Asia. The performance of cyclical stocks tends to follow the economic cycle. They usually perform well during periods of economic recovery and relatively poorly when the economy is in decline.

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS--PORTFOLIO STATISTICS

CHARACTERISTICS*                                1/31/02
--------------------------------------------------------
Net Assets (mm)                                $ 88.6
Number of Securities                              151
Equities (common and preferred stocks,
 warrants and rights)                            96.9%
Cash Equivalents/Other Assets in Excess of
 Liabilities                                     3.1%
--------------------------------------------------------

REGIONAL ALLOCATION*                            1/31/02
---------------------------------------------------------
Asia                                                46.9%
Europe/Middle East/Africa                           27.9
Latin America                                       22.1
Cash Equivalents/Other Assets in Excess of
 Liabilities                                         3.1
---------------------------------------------------------
Total                                              100.0%

TOP FIVE COUNTRIES*                             1/31/02
---------------------------------------------------------
Korea                                               20.8%
Taiwan                                              13.9
Mexico                                              12.4
Brazil                                               8.8
South Africa                                         7.5
---------------------------------------------------------
Total                                               63.4%

TOP TEN STOCKS*                                 1/31/02
---------------------------------------------------------
Samsung Electronics                                  6.9%
Taiwan Semiconductor                                 3.4
Telefonos de Mexico                                  3.3
Kookmin Bank                                         2.8
Sk Telecom                                           2.2
China Mobil (Hong Kong)                              2.1
United Microelectronics                              2.0
Surgutneftegaz                                       1.6
Anglo American Platinum                              1.5
Wal-Mart de Mexico                                   1.5
---------------------------------------------------------
Total                                               27.3%

*Weightings represent percentages of net assets as of January 31, 2002. The
 Portfolio is actively managed and its composition will vary over time.

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MONEY MARKET INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 2002(UNAUDITED)

PRINCIPAL
 AMOUNT                                                               MATURITY            INTEREST
  (000)                                                                DATES               RATES           VALUE
---------                                                       --------------------  ----------------  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--31.41%
 $   104   Federal Farm Credit Bank...........................        03/07/02            4.500%@       $   103,558
   1,000   Federal Home Loan Bank.............................        02/13/02             1.600@           999,467
  12,065   Federal Home Loan Bank.............................  08/08/02 to 02/21/03   2.270 to 3.810    12,064,677
   2,020   Federal Home Loan Mortgage Corp....................  02/27/02 to 07/18/02   2.160 to 3.580     2,001,802
   2,685   Federal National Mortgage Association..............  02/19/02 to 11/07/02   1.650 to 3.620     2,682,888
   5,000   Federal National Mortgage Association..............        02/01/02        1.750 to 1.770*     4,999,834
   5,000   Student Loan Marketing Association.................        02/05/02        2.198 to 2.248*     4,999,772
                                                                                                        -----------
Total U.S. Government Agency Obligations
  (cost--$27,851,998).........................................                                           27,851,998
                                                                                                        -----------
BANK NOTES--2.26%
DOMESTIC--2.26%
   2,000   Wells Fargo Bank N.A. (cost--$2,000,095)...........        02/01/02             1.805*         2,000,095
                                                                                                        -----------
CERTIFICATES OF DEPOSIT--18.04%
DOMESTIC--3.38%
   3,000   State Street Bank & Trust Co.......................        02/11/02             1.750          3,000,000
                                                                                                        -----------
YANKEE--14.66%
   1,500   ABN AMRO Bank N.V..................................        11/05/02             2.260          1,500,000
   1,000   Barclays Bank PLC..................................        02/01/02             1.740*           999,963
   2,500   Canadian Imperial Bank of Commerce.................        02/01/02        1.800 to 1.850*     2,499,952
   3,000   Dexia Bank.........................................  08/09/02 to 01/06/03   2.485 to 4.000     3,000,316
   1,000   National Westminster Bank PLC......................        06/24/02             4.230          1,000,036
   1,000   Royal Bank of Canada...............................        07/05/02             4.105          1,000,021
   2,000   Royal Bank of Scotland PLC.........................  09/06/02 to 12/27/02   2.710 to 3.735     1,999,824
   1,000   Svenska Handelsbanken..............................        08/23/02             3.840          1,000,000
                                                                                                        -----------
                                                                                                         13,000,112
                                                                                                        -----------
Total Certificates of Deposit (cost--$16,000,112).............                                           16,000,112
                                                                                                        -----------
COMMERCIAL PAPER@--33.58%
ASSET BACKED-AUTO & TRUCK--2.25%
   2,000   New Center Asset Trust.............................        02/01/02             1.880          2,000,000
                                                                                                        -----------
ASSET BACKED-BANKING--6.81%
   2,000   Atlantis One Funding Corp..........................        02/07/02             1.870          1,999,377
   4,044   Stellar Funding Group, Inc.........................  02/08/02 to 02/22/02   1.840 to 2.080     4,041,711
                                                                                                        -----------
                                                                                                          6,041,088
                                                                                                        -----------
ASSET BACKED-MISCELLANEOUS--12.78%
   2,000   Asset Securitization Cooperative Corp..............        02/25/02             1.731*         2,000,000
   3,789   Giro Multi-Funding Corp............................        02/07/02             1.780          3,787,876
   1,500   Preferred Receivables Funding Corp.................        02/21/02             1.800          1,498,500
   2,557   Quincy Capital Corp................................        02/12/02             1.775          2,555,613
   1,491   Three River Funding Corp...........................        02/25/02             1.820          1,489,191
                                                                                                        -----------
                                                                                                         11,331,180
                                                                                                        -----------
BANKING-DOMESTIC--4.41%
   3,000   Danske Corp........................................        02/11/02             1.740          2,998,550
     909   J.P. Morgan Chase & Co., Inc.......................        02/15/02             1.800            908,364
                                                                                                        -----------
                                                                                                          3,906,914
                                                                                                        -----------
ENERGY--3.38%
   3,000   Koch Industries, Inc...............................        02/01/02             1.900          3,000,000
                                                                                                        -----------
FINANCE-DIVERSIFIED--3.95%
   3,500   GE Capital Corp....................................  02/01/02 to 02/11/02   1.760 to 1.910     3,499,022
                                                                                                        -----------
Total Commercial Paper (cost--$29,778,204)....................                                           29,778,204
                                                                                                        -----------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE MONEY MARKET INVESTMENTS

PRINCIPAL
 AMOUNT                                                               MATURITY            INTEREST
  (000)                                                                DATES               RATES           VALUE
---------                                                       --------------------  ----------------  ------------
SHORT-TERM CORPORATE OBLIGATIONS--10.15%
ASSET BACKED-FINANCE--5.64%
 $ 1,000   Beta Finance, Inc..................................        05/14/02             4.095%       $   999,986
   2,000   Beta Finance, Inc..................................        02/04/02             1.810*         1,999,999
   2,000   CC (USA), Inc......................................        02/06/02             1.820*         2,000,000
                                                                                                        -----------
                                                                                                          4,999,985
                                                                                                        -----------
BROKER/DEALER--3.38%
   2,000   CS First Boston, Inc...............................        02/20/02             1.923*         2,000,000
   1,000   Merrill Lynch & Co., Inc...........................        02/01/02             1.880*         1,000,000
                                                                                                        -----------
                                                                                                          3,000,000
                                                                                                        -----------
FINANCE-INDEPENDENT--1.13%
   1,000   National Rural Utilities Cooperative Finance
             Corp.............................................        02/05/02             1.830*         1,000,000
                                                                                                        -----------
Total Short-Term Corporate Obligations (cost--$8,999,985).....                                            8,999,985
                                                                                                        -----------

NUMBER OF
SHARES
(000)
-----
MONEY MARKET FUNDS--5.39%
   3,060   AIM Liquid Assets Portfolio........................        02/01/02             1.930+         3,060,036
     583   AIM Prime Portfolio................................        02/01/02             1.680+           583,112
   1,140   BlackRock Provident Institutional TempFund.........        02/01/02             1.897+         1,139,887
                                                                                                        -----------
                                                                                                          4,783,035
Total Money Market Funds (cost--$4,783,035)...................
                                                                                                        -----------
                                                                                                         89,413,429
Total Investments (cost--$89,413,429)--100.83%................
                                                                                                           (735,383)
Liabilities in excess of other assets--(0.83)%................
                                                                                                        -----------
Net Assets--100.00%...........................................                                          $88,678,046
                                                                                                        ===========

-----------------

* Variable rate securities--maturity date reflects earlier of reset date or maturity date. The interest rates shown are the current rates as of January 31, 2002, and reset periodically.
@      Interest rates shown are discount rates at date of purchase.
+      Interest rates shown reflect yield at January 31, 2002.

                       Weighted Average Maturity--77 days

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 2002(UNAUDITED)

PRINCIPAL
 AMOUNT                                                                     MATURITY            INTEREST
  (000)                                                                      DATES                RATES            VALUE
---------                                                             --------------------  -----------------  -------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--10.47%
 $10,000   Federal Home Loan Bank (2)...............................        03/08/04             5.350%        $  10,034,800
  23,800   U.S. Treasury Bonds......................................        08/15/13             12.000           33,160,064
  15,882   U.S. Treasury Inflation Index Notes (2)++++++............  07/15/02 to 01/15/10   3.625 to 4.250       16,600,133
                                                                                                               -------------
Total U.S. Government and Agency Obligations (cost--$60,682,018)....                                              59,794,997
                                                                                                               -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--46.49%
   1,484   GNMA.....................................................        05/15/39              7.470            1,599,518
     171   GNMA.....................................................  08/15/21 to 09/15/23        7.500              178,839
     437   GNMA.....................................................  12/15/07 to 02/15/23        8.000              464,507
   3,200   GNMA.....................................................        04/15/19              8.250            3,473,101
   4,657   GNMA.....................................................  08/15/09 to 11/20/30        9.000            4,993,328
   2,403   GNMA.....................................................  02/15/16 to 09/15/20       10.500            2,745,730
     612   GNMA.....................................................  06/15/11 to 02/15/16       11.000              694,658
   1,525   GNMA.....................................................  09/15/10 to 05/15/19       11.500            1,750,250
   4,672   GNMA ARM.................................................        05/20/30              5.250            4,722,633
  28,450   GNMA ARM.................................................  06/20/30 to 07/20/30        5.500           28,860,287
   5,733   GNMA ARM.................................................        09/20/30              6.000            5,857,033
  16,491   GNMA ARM.................................................  01/20/18 to 04/20/27        6.375           16,794,597
   1,164   GNMA ARM.................................................        06/20/30              6.500            1,189,597
   3,885   GNMA ARM.................................................  07/20/17 to 09/20/26        6.750            3,987,766
   4,720   GNMA ARM.................................................  11/20/21 to 12/20/27        7.625            4,860,361
      56   GNMA ARM.................................................  03/15/10 to 09/15/10       11.500               64,671
   1,875   GNMA I...................................................        04/15/31              7.500            2,004,366
   9,000   GNMA I TBA...............................................          TBA                 6.000            8,828,460
  83,000   GNMA I TBA...............................................          TBA                 6.500           83,687,020
  23,000   GNMA I TBA...............................................          TBA                 7.000           23,639,630
     183   GNMA II..................................................        01/20/27              6.375              185,705
   4,512   GNMA II..................................................  06/20/17 to 09/20/30        9.000            4,811,893
     623   GNMA II ARM..............................................        04/20/30              5.250              629,990
  16,149   GNMA II ARM..............................................  04/20/30 to 05/20/30        5.500           16,382,290
  24,577   GNMA II ARM..............................................  05/20/30 to 08/20/30        6.000           25,030,914
      72   GNMA II ARM..............................................        02/20/28              6.250               73,352
   5,811   GNMA II ARM..............................................  04/20/18 to 02/20/28        6.375            5,932,575
   3,222   GNMA II ARM..............................................  07/20/30 to 11/20/31        6.500            3,313,391
   1,621   GNMA II ARM..............................................  07/20/27 to 08/20/27        6.750            1,662,376
     690   GNMA II ARM..............................................        10/20/30              7.500              709,882
     396   GNMA II ARM..............................................        10/20/29              7.625              407,590
   6,000   GNMA II TBA ARM..........................................          TBA                 5.000            6,009,375
                                                                                                               -------------
Total Government National Mortgage Association Certificates
  (cost--$262,814,883)..............................................                                             265,545,685
                                                                                                               -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--13.87%
  18,915   FHLMC....................................................        03/18/08              6.220           19,640,032
     976   FHLMC....................................................  09/01/04 to 08/01/25        7.000            1,006,110
     621   FHLMC....................................................        05/01/21              7.450              622,053
     511   FHLMC....................................................        10/01/17              7.500              535,968
     693   FHLMC....................................................  03/01/13 to 01/01/23        8.000              737,486
     991   FHLMC....................................................  04/01/04 to 05/01/16        8.500            1,047,785
   3,831   FHLMC....................................................  07/01/09 to 04/01/25        9.000            4,180,488
     289   FHLMC....................................................        11/01/16              9.750              315,408
     510   FHLMC....................................................  06/01/04 to 11/01/20       10.500              560,205
   2,962   FHLMC....................................................  05/01/11 to 12/01/20       11.000            3,365,454
     739   FHLMC....................................................  06/01/04 to 07/01/19       11.500              859,812
   3,430   FHLMC ARM................................................        12/01/29              6.320            3,533,914
   1,052   FHLMC ARM................................................        01/01/28              6.367            1,079,453

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                                     MATURITY            INTEREST
  (000)                                                                      DATES                RATES            VALUE
---------                                                             --------------------  -----------------  -------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--(CONCLUDED)
 $ 1,908   FHLMC ARM................................................        11/01/27             6.404%        $   1,957,892
     818   FHLMC ARM................................................        01/01/30              6.552              840,947
   2,182   FHLMC ARM................................................        07/01/24              6.570            2,232,131
   1,261   FHLMC ARM................................................        10/01/23              6.579            1,299,662
   4,050   FHLMC ARM................................................        07/01/28              6.655            4,128,800
   6,354   FHLMC ARM................................................        11/01/29              6.743            6,535,857
   4,271   FHLMC ARM................................................        10/01/27              6.792            4,407,237
   1,042   FHLMC ARM................................................        10/01/29              6.812            1,076,216
   3,207   FHLMC ARM................................................        04/01/29              6.838            3,293,364
   3,716   FHLMC ARM................................................        01/01/29              6.875            3,830,837
   4,155   FHLMC ARM................................................        06/01/28              6.924            4,286,707
   3,990   FHLMC ARM................................................        10/01/27              7.130            4,140,221
   3,560   FHLMC ARM................................................        11/01/25              7.330            3,696,795
                                                                                                               -------------
Total Federal Home Loan Mortgage Corporation Certificates
  (cost--$77,549,806)...............................................                                              79,210,834
                                                                                                               -------------

FEDERAL HOUSING ADMINISTRATION CERTIFICATES--4.09%
   1,965   FHA Bradford.............................................        03/01/41              8.800            1,964,622
     560   FHA Greystone............................................        12/01/20             7.430++             564,913
     762   FHA Hilltop..............................................        08/01/23              7.000              732,732
     694   FHA Parker...............................................        10/01/17              7.450              689,497
  11,847   FHA Project Notes........................................  02/21/01 to 01/12/23  7.000 to 7.430++      12,009,618
   2,473   FHA Reilly...............................................        07/01/20              6.896            2,471,805
   4,977   FHA Wingate St. Francis..................................        04/01/31              8.375            4,952,605
                                                                                                               -------------
Total Federal Housing Administration Certificates
  (cost--$23,407,006)...............................................                                              23,385,792
                                                                                                               -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--37.22%
   5,000   FNMA.....................................................        02/27/04              4.450            5,009,015
  23,000   FNMA.....................................................        04/15/03              5.750           23,881,544
  24,500   FNMA (2).................................................        10/15/02              6.375           25,219,565
  19,490   FNMA (2).................................................  04/29/09 to 10/01/31        6.500           19,822,832
     812   FNMA.....................................................        03/01/04              7.000              834,894
   2,944   FNMA.....................................................  05/01/24 to 11/01/26        7.500            3,079,510
   1,236   FNMA.....................................................  07/01/25 to 11/01/26        8.000            1,324,385
   3,872   FNMA.....................................................  11/01/02 to 06/01/27        8.500            4,201,995
   2,259   FNMA.....................................................  02/01/05 to 02/01/26        9.000            2,445,291
   1,218   FNMA.....................................................  04/01/10 to 12/01/15        9.250            1,294,294
     166   FNMA.....................................................  03/01/06 to 12/01/09        9.500              176,916
     851   FNMA.....................................................        08/01/19             10.000              918,571
     294   FNMA.....................................................  07/01/10 to 06/01/19       10.250              329,461
     604   FNMA.....................................................  02/01/12 to 04/01/22       10.500              683,892
   1,160   FNMA.....................................................  07/01/13 to 05/01/20       11.000            1,330,236
   7,057   FNMA ARM.................................................        03/01/07              3.820            7,110,234
  17,046   FNMA ARM.................................................        10/01/26              4.845           16,849,556
   1,485   FNMA ARM.................................................        09/01/15              5.660            1,500,471
   1,300   FNMA ARM.................................................        09/01/26              5.720            1,332,791
   1,065   FNMA ARM.................................................        07/01/30              6.130            1,101,507
   1,249   FNMA ARM.................................................        02/01/29              6.290            1,282,465
     754   FNMA ARM.................................................        02/01/26              6.332              776,952
   1,575   FNMA ARM.................................................        05/01/30              6.533            1,607,430
   1,272   FNMA ARM.................................................        02/01/30              6.574            1,313,736
     871   FNMA ARM.................................................        12/01/27              6.617              907,439
     143   FNMA ARM.................................................        11/01/23              6.791              145,957
   2,953   FNMA ARM.................................................        09/01/21              6.930            3,027,251
   1,261   FNMA ARM.................................................        09/01/29              6.948            1,315,760

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                                     MATURITY            INTEREST
  (000)                                                                      DATES                RATES            VALUE
---------                                                             --------------------  -----------------  -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--(CONCLUDED)
 $ 2,147   FNMA ARM.................................................        03/01/25             7.245%        $   2,229,146
   4,866   FNMA ARM.................................................        07/01/09              7.249            5,291,156
  13,000   FNMA TBA.................................................          TBA                 5.500           12,837,500
  23,000   FNMA TBA.................................................          TBA                 6.000           23,150,880
  40,000   FNMA TBA.................................................          TBA                 6.500           40,237,600
                                                                                                               -------------
Total Federal National Mortgage Association Certificates
  (cost--$210,281,563)..............................................                                             212,570,232
                                                                                                               -------------

COLLATERALIZED MORTGAGE OBLIGATIONS--16.19%
   3,257   Farmer Mac., Series 2002 - Class AA1.....................        04/25/11             7.721++           3,460,433
     455   FDIC REMIC, Series 1996-C1, Class 1A.....................        05/25/26              6.750              465,482
     149   FHLMC GNMA REMIC, Series 23, Class KZ....................        11/25/23              6.500              142,977
     244   FHLMC REMIC, Series 0159, Class H........................        09/15/21              4.500              239,686
     248   FHLMC REMIC, Series 0185, Class E........................        08/15/06              9.000              251,997
   1,337   FHLMC REMIC, Series 1003, Class H........................        10/15/20             3.126++           1,360,485
     510   FHLMC REMIC, Series 1322, Class G........................        02/15/07              7.500              513,796
     127   FHLMC REMIC, Series 1347, Class HC.......................        12/15/21              4.250              126,943
      51   FHLMC REMIC, Series 1349, Class PS.......................        08/15/22              7.500               52,961
   1,228   FHLMC REMIC, Series 1502, Class PX.......................        04/15/23              7.000            1,191,250
     652   FHLMC REMIC, Series 1534, Class Z........................        06/15/23              5.000              532,104
   1,810   FHLMC REMIC, Series 1542, Class Z........................        07/15/23              7.000            1,797,782
     199   FHLMC REMIC, Series 1573, Class PZ.......................        09/15/23              7.000              204,074
   1,681   FHLMC REMIC, Series 1589, Class Z........................        09/15/23              6.250            1,677,497
   1,750   FHLMC REMIC, Series 1592, Class J........................        12/15/21              6.300            1,807,960
     166   FHLMC REMIC, Series 1658, Class GZ.......................        01/15/24              7.000              166,285
   1,102   FHLMC REMIC, Series 1694, Class Z........................        03/15/24              6.500            1,083,650
      14   FHLMC REMIC, Series 1712, Class FA.......................        03/15/08             4.526++              13,993
     125   FHLMC REMIC, Series 1775, Class Z........................        03/15/25              8.500              135,620
   1,480   FHLMC REMIC, Series 1933, Class ZA.......................        02/15/27              8.000            1,594,954
   1,151   FHLMC REMIC, Series 2090, Class CG.......................        10/15/28              6.500            1,155,167
     258   FHLMC REMIC, Series 2156, Class ZB.......................        05/15/29              6.000              210,596
   2,518   FHLMC REMIC, Series 2209, Class TA.......................        01/15/27              7.500            2,565,270
   1,792   FHLMC REMIC, Series 2258, Class F........................        06/15/29              2.875            1,794,614
      55   FNMA REMIC, Trust 1992-074, Class Z......................        05/25/22              8.000               58,054
     165   FNMA REMIC, Trust 1992-129, Class L......................        07/25/22              6.000              161,952
     184   FNMA REMIC, Trust 1992-158, Class ZZ.....................        08/25/22              7.750              194,272
   1,389   FNMA REMIC, Trust 1993-037, Class PX.....................        03/25/23              7.000            1,413,246
     512   FNMA REMIC, Trust 1993-040, Class ZA.....................        12/25/23              6.500              477,932
      50   FNMA REMIC, Trust 1993-240, Class Z......................        12/25/13              6.250               50,066
   1,319   FNMA REMIC, Trust 1993-250, Class DZ.....................        12/25/23              7.000            1,363,629
      79   FNMA REMIC, Trust 1993-250, Class Z......................        12/25/23              7.000               83,600
      85   FNMA REMIC, Trust 1994-027, Class CZ.....................        02/25/24              6.500               80,966
     958   FNMA REMIC, Trust 1999-003, Class CZ.....................        02/25/14              6.000              942,518
     119   FNMA REMIC, Trust 1999-043, Class AZ.....................        08/25/29              7.000              119,498
     702   FNMA REMIC, Trust G92-040, Class ZC......................        07/25/22              7.000              710,383
     148   FNMA REMIC, Trust G94-006, Class PJ......................        05/17/24              8.000              159,793
   2,442   FNMA REMIC, Trust Series 1987-002, Class Z...............        11/25/17             11.000            2,721,996
   1,650   FNMA REMIC, Trust Series 1988-007, Class Z...............        04/25/18              9.250            1,804,803
   5,000   FNMA REMIC, Trust Series 1993-163, Class PK..............        10/25/21              6.250            5,101,400
  15,000   FNMA REMIC, Trust Series 1998-036, Class PM..............        11/18/22              6.250           15,309,600
     944   GNMA REMIC, Trust Series 1991-041, Class FD..............        06/16/26             2.241++             943,958
     608   GNMA REMIC, Trust Series 2000-009, Class FH..............        02/16/30             2.396++             611,158
     604   ABN AMRO Mortgage Corp., Series 1998-4, Class A11........        11/25/28              6.750              581,404
     100   Bank of America Mortgage Securities,
             Series 1999-5, Class A22...............................        05/25/29              6.500               98,521

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                                     MATURITY            INTEREST
  (000)                                                                      DATES                RATES            VALUE
---------                                                             --------------------  -----------------  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS--(CONCLUDED)
 $   450   Bank of America Mortgage Securities,
             Series 1999-8, Class A12...............................        08/25/29             6.750%        $     452,142
   1,382   Bear Stearns Mortgage Securities, Inc.,
             Series 1996-4, Class AI-11.............................        09/25/27              8.125            1,414,417
   1,750   Chase Mortgage Finance Corp., Series 1998-AS1,
             Class IA-8.............................................        08/25/28              6.750            1,704,196
      41   Chase Mortgage Finance Corp., Series 1999-S8, Class A9...        07/25/29              7.000               40,715
   1,500   Conseco Finance Securitizations Corp.,
             Series 2000-4, Class A6................................        05/01/32              8.310            1,576,677
   1,000   Countrywide Home Loan, Inc...............................        06/15/04              6.850            1,057,219
   3,000   CS First Boston Mortgage Securities Corp.,
             Series 2001, Class S13.................................        08/25/31             3.620++           3,060,950
   1,773   CWMBS, Inc., Series 1994-T, Class B1.....................        11/25/24              8.250            1,833,479
   1,500   CWMBS, Inc., Series 1998-15, Class A8....................        10/25/28              6.750            1,485,567
     500   FFCA Secured Lending Corp., Series 2000-1, Class B (3)...        07/18/19              8.180              497,250
   1,532   Green Tree Financial Corp., Series 1995-8, Class M1......        12/15/26              7.300            1,574,136
     358   Green Tree Financial Corp., Series 1998-2, Class A5......        11/01/16              6.240              366,375
   3,000   Green Tree Financial Corp., Series 1999-3, Class A8......        02/01/31              7.060            2,912,577
   4,000   Green Tree Financial Corp., Series 1999-5, Class A5......        04/01/31              7.860            4,116,491
     256   Headlands Mortgage Security, Inc. REMIC,
             Series 1997-1, Class A, II.............................        03/15/12              7.750              261,470
     201   Headlands Mortgage Security, Inc. REMIC,
             Series 1997-2, Class A, II.............................        05/25/12              7.750              204,926
     159   Headlands Mortgage Security, Inc. REMIC,
             Series 1997-4, Class A, II.............................        11/25/12              7.250              161,748
   2,137   Impac Secured Assets CMN Owner Trust,
             Series 1998-1, Class M2................................        07/25/25              7.770            2,223,218
   1,465   Morgan Stanley Capital, Inc., Series 1997-ALIC, Class
             A1-B...................................................        11/15/02              6.440            1,468,654
     300   Norwest Integrated Structured Assets, Inc.,
             Series 1998-3, Class 1A-2..............................        12/25/28              7.000              308,040
     644   PNC Mortgage Securities Corp., Series 1998-4, Class
             3A-16..................................................        05/25/28              6.750              653,127
   1,739   PNC Mortgage Securities Corp., Series 2000-8, Class
             3A-1...................................................        12/25/30             3.338++           1,744,592
     253   Prudential Home Mortgage Securities REMIC,
             Series 1993-29, Class A8...............................        08/25/08              6.750              256,098
   1,029   Prudential Securities Trust, Series 18, Class E..........        09/25/20              7.000            1,044,689
   1,500   Residential Funding Mortgage Securities, Inc.,
             Series 1998-S12, Class A6..............................        05/25/28              6.750            1,526,133
     120   Residential Funding Mortgage Securities, Inc.,
             Series 1998-S20, Class A10.............................        09/25/28              6.500              118,784
   1,118   Ryland Mortgage Acceptance Corp., Series 76, Class B.....        08/01/18              9.000            1,157,355
     701   Small Business Administration, Series 1995-10, Class
             B1.....................................................        03/01/05              7.750              741,755
     321   Small Business Administration, Series 1997-P10B, Class
             B11....................................................        05/01/07              7.310              345,683
   2,434   Small Business Administration, Series 2000-10, Class
             B1.....................................................        08/01/10              7.449            2,629,547
                                                                                                               -------------
Total Collateralized Mortgage Obligations (cost--$89,746,946).......                                              92,472,335
                                                                                                               -------------

ASSET-BACKED SECURITIES--3.07%
     628   Bayview Financial Acquisition Trust,
             Series 2000-A, Class M1 (3)............................        02/25/30             3.070++             626,135
   3,785   Bayview Financial Acquisition Trust, Series 2000-C, Class
             M2.....................................................        07/25/30             3.270++           3,775,961
     482   Beneficial Home Equity Loan Trust........................        04/28/26             2.656++             482,734
   2,000   Conseco Finance Home Loan Trust..........................        06/15/24              9.520            2,151,240
     350   Conseco Finance Securitizations Corp.,
             Series 1999-F, Class M2................................        10/15/30              9.300              376,984
   1,800   Conseco Finance Securitizations Corp.,
             Series 1999-H, Class MF2...............................        12/15/29              9.290            1,942,543
   1,000   Conseco Finance Securitizations Corp.,
             Series 2000-5, Class M1................................        02/01/32              8.400            1,062,324

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                                     MATURITY            INTEREST
  (000)                                                                      DATES                RATES            VALUE
---------                                                             --------------------  -----------------  -------------
ASSET-BACKED SECURITIES--(CONCLUDED)
 $ 1,638   Embarcadero Aircraft Securitization Trust,
             Series 2000-A, Class B (3).............................        08/15/25            3.180%++       $   1,228,542
   3,839   GE Capital Mortgage Services, Inc.,
             Series 1999-HE1, Class B1..............................        04/25/29              7.200            3,834,747
   2,000   NPF XII, Inc., Series 2000-2, Class B (3)................        10/01/03             3.408++           1,993,750
      35   Student Loan Marketing Association, Series 1996-2, Class
             A1.....................................................        10/25/04             2.599++              35,085
                                                                                                               -------------
Total Asset-Backed Securities (cost--$17,287,833)...................                                              17,510,045
                                                                                                               -------------

STRIPPED MORTGAGE-BACKED SECURITIES--1.39%
     800   FHLMC REMIC, Series 0013, Class B (1)+++.................        06/25/23              7.000              335,363
     357   FHLMC REMIC, Series 0015, Class WA (1)+++................        03/25/22              7.000               39,248
     250   FHLMC REMIC, Series 1554, Class 1 (1)+++.................        08/15/08             6.500*               20,825
   5,000   FHLMC REMIC, Series 1627, Class PN (1)+++................        09/15/22              6.000              749,035
   1,000   FHLMC REMIC, Series 2110, Class PT (1)+++................        07/15/23              6.000              226,912
     721   FHLMC REMIC, Series 2136, Class GD (1)+++................        03/15/29              7.000              113,686
   1,453   FHLMC REMIC, Series 2143, Class IB (1)+++................        12/15/24              6.000              203,006
   2,928   FHLMC REMIC, Series 2178, Class PI (1)+++................        08/15/29              7.500              428,531
       4   FNMA REMIC, Trust 1992-142, Class KB (1)+++..............        08/25/07             11.977               74,546
       4   FNMA REMIC, Trust 1992-157, Class JA (1)+++..............        09/25/07             10.146               78,176
     430   FNMA REMIC, Trust 1992-207, Class U (1)+++...............        10/25/07              7.500               61,234
   2,115   FNMA REMIC, Trust 1993-116, Class H (1)+++...............        07/25/22              7.000              271,452
   2,511   FNMA REMIC, Trust 1993-138, Class JC (1)+++..............        11/25/22              7.000              387,404
     124   FNMA REMIC, Trust 1993-161, Class GC (1)**...............        02/25/23             0.010*              110,331
     186   FNMA REMIC, Trust 1994-007, Class PK (1)+++..............        05/25/08             6.500*                5,181
     673   FNMA REMIC, Trust 1994-030, Class IA (1)+++..............        11/25/22             6.500*               63,759
   2,432   FNMA REMIC, Trust 1998-013, Class PI (1)+++..............        07/18/19              7.000               19,657
   2,020   FNMA REMIC, Trust 1998-024, Class OK (1)+++..............        11/18/21              7.000              102,160
   1,388   FNMA REMIC, Trust 1998-044, Class IG (1)+++..............        07/18/16              6.500               77,295
   1,979   FNMA REMIC, Trust Series 1999-034, Class PI (1)+++.......        09/25/21              7.000              113,271
   5,240   GNMA REMIC, Trust Series 1998-001, Class PG (1)+++.......        07/20/24              7.000              258,802
   2,568   Chase Mortgage Finance Corp.,
             Series 1998-S2, Class A4 (1)+++........................        07/25/28              6.750              205,407
   3,723   CMC Securities Corp. IV, Series 1994-H2, Class AIO
             (1)+++.................................................        01/25/10             0.452*               11,634
  10,090   CWMBS, Inc., Series 1998-14, Class A2 (1)+++.............        12/25/13             0.500*               94,594
  85,763   Hilton Hotel Pool Trust, Series 2000-HLTA, Class X (3)
             +++....................................................        10/01/16             0.632*            3,698,514
  11,500   Option One Mortgage Loan Trust,
             Series 2000-2, Class S (1)+++..........................        06/25/30             3.500++             107,813
      10   Residential Funding Mortgage Securities, Inc.,
             Series 1993-S15, Class A9 (1)+++.......................        04/25/08             7.721++              34,922
     670   Residential Funding Mortgage Securities, Inc.,
             Series 1998-S20, Class A19 (1)+++......................        09/25/28              6.750               31,809
                                                                                                               -------------
Total Stripped Mortgage-Backed Securities (cost--$8,692,289)........                                               7,924,567
                                                                                                               -------------

MUNICIPAL SECURITY--0.06%
     360   Pennsylvania Housing Finance Agency, Taxable
             Single-Family Mortgage, Series 54, Class B
             (cost--$356,617).......................................        10/01/07              6.950              365,825
                                                                                                               -------------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATION--0.02%
PRINCIPAL
 AMOUNT                                                                     MATURITY            INTEREST
  (000)                                                                       DATE                RATE             VALUE
---------                                                             --------------------  -----------------  -------------
 $   100   Federal Home Loan Mortgage Corp. Discount Notes
             (cost--$99,324)........................................        06/20/02             1.750%@       $      99,324
                                                                                                               -------------
                                                                                                                 758,879,636
Total Investments (cost--$750,918,285)--132.87%.....................
                                                                                                                (187,740,803)
Liabilities in excess of other assets--(32.87)%.....................
                                                                                                               -------------
Net Assets--100.00%.................................................                                           $ 571,138,833
                                                                                                               =============

-----------------

++ Floating rate securities. The interest rates shown are the current rates as of January 31, 2002.
*      Rate reflects annualized yield at date of purchase.
** Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.
+++ Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
++++++ Entire or partial amount pledged as collateral for futures and options transactions.
@      Interest rate shown is discount rate at date of purchase.
(1)    Illiquid securities representing 0.74% of net assets.
(2)    Security, or portion thereof, was on loan at January 31, 2002.
(3) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ARM Adjustable Rate Mortgage--The interest rates shown are the current rates as of January 31, 2002.
REMIC  Real Estate Mortgage Investment Conduit.
TBA (To Be Assigned) Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

NOTIONAL
 AMOUNT                                                                    PAYMENTS           EXPIRATION
 (000)                                                                     RECEIVED              DATES           VALUE
--------                                                                   --------        -----------------  ------------
WRITTEN OPTIONS

CALL OPTIONS WRITTEN
Interest Rate Swaps
 33,700   5.130%...................................................    3 Month LIBOR(1)        11/10/03       $   366,619
  8,000   5.970%...................................................    3 Month LIBOR(1)        10/04/04           213,304
                                                                                                              -----------
                                                                                                                  579,923
                                                                                                              -----------

PUT OPTIONS WRITTEN
Interest Rate Swaps
  8,000   5.970%...................................................    3 Month LIBOR(1)        10/04/04           434,510
 33,700   6.130%...................................................    3 Month LIBOR(1)        11/10/03         1,919,656
                                                                                                              -----------
                                                                                                                2,354,166
                                                                                                              -----------
                                                                                                              $ 2,934,089
Total Written Options (premiums received $2,869,970)...............
                                                                                                              ===========

---------------

(1)    3 Month LIBOR (London Interbank Offered Rate) at January 31, 2002 was
       1.880%.

FUTURES CONTRACTS

NUMBER OF                                                                      IN              EXPIRATION       UNREALIZED
CONTRACTS                    CONTRACTS TO RECEIVE                         EXCHANGE FOR            DATE         APPRECIATION
---------  ---------------------------------------------------------      ------------      -----------------  ------------
     73    10 Year U.S. Treasury Note Futures.......................       $7,687,813          March 2002      $    41,063
                                                                                                               ===========

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 2002(UNAUDITED)

PRINCIPAL
 AMOUNT                                                               MATURITY         INTEREST
  (000)                                                                DATES             RATES        VALUE
---------                                                       --------------------  -----------  ------------
U.S. GOVERNMENT OBLIGATIONS--11.09%
                                                                                       5.625 to
 $34,414   U.S. Treasury Notes (1) (cost--$36,852,455)........  07/15/06 to 08/15/10     7.000%    $ 36,801,898
                                                                                                   ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--1.06%
     536   GNMA...............................................  11/15/26 to 12/15/26     7.750          568,285
   2,352   GNMA...............................................  06/15/17 to 11/15/17     8.000        2,526,791
      86   GNMA...............................................  07/15/04 to 09/15/04     9.500           90,853
                                                                                       6.625 to
     313   GNMA ARM...........................................  10/20/27 to 11/20/27     7.625          322,376
                                                                                                   ------------
Total Government National Mortgage Association Certificates
  (cost--$3,247,002)..........................................                                        3,508,305
                                                                                                   ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--0.00%
       5   FHLMC (cost--$5,117)...............................        06/01/02           8.000            5,113
                                                                                                   ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--1.30%
   1,069   FNMA...............................................        09/01/25           7.000        1,100,233
   2,659   FNMA...............................................  06/01/10 to 10/01/31     7.500        2,773,988
     379   FNMA...............................................        03/01/04           8.000          386,770
      46   FNMA...............................................        09/01/07          13.000           52,394
                                                                                                   ------------
Total Federal National Mortgage Association Certificates
  (cost--$4,264,230)..........................................                                        4,313,385
                                                                                                   ------------

COLLATERALIZED MORTGAGE OBLIGATIONS--12.02%
     385   FDIC REMIC Trust, Series 1996-C1, Class 1A.........        05/25/26           6.750          393,106
   2,739   FHLMC, Series 2210, Class AB.......................        10/15/26           7.200        2,769,869
  26,680   FHLMC, Series 2334, Class SB+......................        07/15/31           6.280        1,707,208
   4,622   FNMA REMIC Trust, Series 1992-185, Class K.........        04/25/22           7.000        4,714,393
   7,325   GNMA REMIC, Series 2001-2, Class PB................        07/20/30           7.000        7,514,794
   1,163   BA Mortgage Securities, Inc., Series 1997-2,
             Class IA5........................................        10/25/27           7.250        1,203,744
   5,000   CS First Boston Mortgage Securities Corp.,
             Series 1998-C2, Class A2.........................        11/11/30           6.300        5,109,151
     457   DLJ Mortgage Acceptance Corp.,
             Series 1997-CF1, Class A1A (2)...................        05/15/30           7.400          477,114
     623   Drexel Burnham Lambert, Series H, Class 4..........        04/01/17           8.500          623,494
     751   Enterprise Mortgage Acceptance Co.,
             Series 1998-1, Class A1 (2)......................        01/15/25           6.110          753,996
     678   GE Capital Mortgage Services, Inc.,
             Series 1998-12, Class 2A5........................        06/25/28          29.800*         694,297
   1,366   GMAC Commercial Mortgage Security, Inc.,
             Series 1997-C2, Class A1.........................        04/16/29           6.451        1,398,970
   1,315   Impac Secured Assets Corp., Series 1998-2,
             Class A7.........................................        07/25/28           6.850        1,321,498
   9,450   Impac Secured Assets Corp., Series 2000-5,
             Class A2.........................................        08/25/26           6.730        9,509,062
     843   LB Commercial Conduit Mortgage Trust,
             Series 1995-C2, Class A..........................        09/25/25           7.222          857,116
     347   Salomon Brothers Mortgage Securities Inc., VII,
             Series 1997-LB6, Class A4........................        12/25/27           6.910          350,721
     487   Structured Asset Securities Corp.,
             Series 1995-C4, Class A2 ARM.....................        06/25/26           2.310          486,584
                                                                                                   ------------
Total Collateralized Mortgage Obligations
  (cost--$39,273,604).........................................                                       39,885,117
                                                                                                   ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                               MATURITY         INTEREST
  (000)                                                                DATES             RATES        VALUE
---------                                                       --------------------  -----------  ------------
CORPORATE NOTES--43.82%
AEROSPACE & DEFENSE--4.21%
 $ 3,401   Air 2 US, Series C (2).............................        10/01/20          10.127%    $  3,085,772
  10,434   BAE Systems, Series B (2)..........................        12/15/11           7.156       10,885,761
                                                                                                   ------------
                                                                                                     13,971,533
                                                                                                   ------------
AIRLINES--3.80%
     143   Continental Airlines, Series 1997-4, Class 4C......        07/02/07           6.800          118,447
   1,410   Continental Airlines, Series 1998-3, Class 2C......        11/01/05           7.250        1,128,184
   3,365   Continental Airlines, Inc., Series 2000-2,
             Class B..........................................        04/02/21           7.707        3,158,947
   3,424   Continental Airlines, Inc., Series 2001-1,
             Class B..........................................        06/15/21           6.703        3,220,588
   4,850   Northwest Airlines, Series 2000-1, Class G.........        10/01/19           8.072        4,991,331
                                                                                                   ------------
                                                                                                     12,617,497
                                                                                                   ------------
AUTOMOTIVE--6.93%
   1,990   DaimlerChrysler NA Holding Corp. MTN...............        02/15/02           6.670        1,992,346
                                                                                       6.500 to
  12,960   Ford Motor Credit Co...............................  02/28/02 to 10/25/11     7.375       12,794,089
   1,225   Ford Motor Credit Co. MTN..........................        12/30/14           9.140        1,325,468
   7,000   General Motors Acceptance Corp.....................        09/15/11           6.875        6,871,844
                                                                                                   ------------
                                                                                                     22,983,747
                                                                                                   ------------
ENERGY--2.36%
   1,090   Noram Energy Corp..................................        11/01/03           6.375        1,110,994
   6,600   NRG Energy, Inc. (2)...............................        03/15/05           8.700        6,720,100
                                                                                                   ------------
                                                                                                      7,831,094
                                                                                                   ------------
FINANCIAL SERVICES--8.13%
                                                                                       6.500 to
   8,350   Capital One Bank...................................  07/30/04 to 06/15/05     8.250        8,556,973
   2,000   Cendant Corp.......................................        12/01/03           7.750        2,035,288
   2,355   CIT Group, Inc.....................................        03/15/03           7.375        2,436,116
   1,420   Heller Financial, Inc. MTN.........................        07/22/02           6.500        1,448,678
   2,000   Household Netherlands BV...........................        12/01/03           6.200        2,069,074
   6,000   Ios Capital, Inc...................................        06/15/04           9.750        6,012,720
   4,500   Zions Bancorporation...............................        10/15/11           6.500        4,399,821
                                                                                                   ------------
                                                                                                     26,958,670
                                                                                                   ------------
INFORMATION & COMPUTER SERVICES--0.34%
   1,400   Comdisco, Inc......................................        04/30/02           5.950        1,120,000
                                                                                                   ------------
INSURANCE--3.76%
     700   Ace Ina Holding, Inc...............................        08/15/06           8.300          768,191
     955   Aetna Services, Inc................................        08/15/06           7.125        1,013,347
     910   CNA Financial Corp.................................        04/15/05           6.500          839,747
   4,500   Lumbermens Mutual Casualty (2).....................        07/01/26           9.150        4,184,766
   3,300   Principal Financial Group (2)......................        08/15/09           8.200        3,603,263
   2,000   Zurich Capital Trust (2)...........................        06/01/37           8.376        2,048,240
                                                                                                   ------------
                                                                                                     12,457,554
                                                                                                   ------------
METALS & MINING--0.06%
     200   BHP Finance USA Ltd................................        12/01/02           7.875          205,767
                                                                                                   ------------
RAILROADS--0.14%
     297   Consolidated Rail Corp.............................        04/01/05           7.070          313,726
     147   CSX Transportation, Inc., Series A.................        03/01/06           8.410          160,369
                                                                                                   ------------
                                                                                                        474,095
                                                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS--5.69%
                                                                                       7.050 to
   2,650   Corporate Property Investment Trust (2)............  04/01/03 to 08/15/04     7.750        2,763,820
   1,245   EOP Operating LP...................................        03/15/06           8.375        1,359,480

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                               MATURITY         INTEREST
  (000)                                                                DATES             RATES        VALUE
---------                                                       --------------------  -----------  ------------
 $   410   Health Care Property Investments, Inc..............        02/15/06          6.500%     $    407,016
   1,000   Highwoods Properties, Inc..........................        06/15/04           7.190        1,033,119
   1,600   HRPT Properties Trust, Class A.....................        12/18/02           6.750        1,635,918
                                                                                       6.500 to
   1,645   Kimco Realty Corp..................................  10/01/03 to 11/14/05     6.830        1,702,578
     950   New Plan Realty Trust Corp.........................        04/06/05           7.750        1,006,249
   1,355   Prologis Trust.....................................        07/15/06           7.050        1,401,405
     400   Rouse Co...........................................        01/15/03           8.500          414,688
   6,900   Simon Property Group, Inc..........................        02/09/04           6.750        7,141,969
                                                                                                   ------------
                                                                                                     18,866,242
                                                                                                   ------------
RETAIL--0.03%
     100   Wal-Mart Stores, Inc...............................        06/29/11           8.875          101,851
                                                                                                   ------------
SECURED ASSETS--2.05%
  10,000   CHYPS CBO Ltd., Series 1997-1A, Class A2A (2)......        01/15/10           6.720        6,812,500
                                                                                                   ------------
TELECOMMUNICATIONS--3.24%
   1,600   Citizens Communications Co.........................        06/01/06           7.600        1,648,619
   2,000   Citizens Communications Co. (2)....................        08/15/08           7.625        2,050,996
                                                                                       7.550 to
   1,320   MCI WorldCom, Inc..................................  04/01/04 to 05/15/06     8.000        1,358,670
                                                                                       7.650 to
   3,565   Metronet Communications Corp.......................  09/15/06 to 08/15/07    12.000        1,190,086
   2,605   Qwest Communications International, Inc.,
             Series B.........................................        11/01/08           7.250        2,611,862
   2,000   U.S. West Capital Funding..........................        07/15/08           6.375        1,891,332
                                                                                                   ------------
                                                                                                     10,751,565
                                                                                                   ------------
UTILITIES--3.07%
     700   New York State Electric & Gas Corp. ...............        05/01/20           9.875          729,721
     780   Southern Investments PLC...........................        12/01/06           6.800          783,960
     550   Virginia Electric & Power Co. .....................        03/01/25           8.250          597,983
   8,500   WCG Note Trust (2).................................        03/15/04           8.250        8,061,901
                                                                                                   ------------
                                                                                                     10,173,565
                                                                                                   ------------
Total Corporate Notes (cost--$148,361,574)....................                                      145,325,680
                                                                                                   ------------

ASSET-BACKED SECURITIES--20.47%
     720   Aames Mortgage Trust, Series 1996-D, Class A1G.....        03/15/29           7.320          747,952
     162   Amresco Residential Securities Mortgage Loan Trust,
             Series 1996-3, Class A6..........................        11/25/24           7.875          165,042
     677   California Infrastructure, Series 1997-1,
             Class A5.........................................        06/25/04           6.250          683,292
   5,000   Conseco Finance, Series 2000-F, Class MF2..........        03/15/24           8.930        5,304,536
  10,500   Conseco Finance, Series 2001-A, Class IIA2.........        03/15/32           6.520       10,858,321
   5,000   Conseco Finance, Series 2001-D, Class A4...........        11/15/32           5.530        4,983,037
   8,000   Conseco Finance, Series 2002-A, Class A5...........        04/15/32           7.150        8,000,000
   1,920   FMAC Loan Receivable Trust, Series 1998-DA,
             Class A3 (2).....................................        12/15/19           6.729        1,851,436
     126   Green Tree Financial Corp., Series 1996-3,
             Class A4.........................................        05/15/27           7.100          126,672
     313   Ikon Receivables LLC, Series 1999-1, Class A3......        05/15/05           5.990          314,705
   5,000   Lehman ABS Manufactured Housing Contract,
             Series 2001-B, Class A5..........................        05/15/22           5.873        4,858,146
   1,500   Master Financial Asset Securitization Trust,
             Series 1997-1, Class A8..........................        01/20/29           7.500        1,574,064
   4,033   Mid-State Trust, Series-4, Class A.................        04/01/30           8.330        4,346,430
   5,432   Oakwood Mortgage Investors, Inc., Series 1999-D,
             Class A1.........................................        11/15/29           7.840        5,763,849
   4,200   Polaris Trust, Series 2001-1, Class A1 ++ (2)......        07/15/09          0.010xx       3,108,000
   7,945   Saxon Asset Securities Trust, Series 1998-4,
             Class MF1........................................        01/25/30           6.870        8,205,776
     600   UCFC Loan Trust, Series 1996-B1, Class A7..........        09/15/27           8.200          627,146
   6,200   UCFC Loan Trust, Series 1998-D, Class BF1..........        04/15/30           8.965        6,379,829
                                                                                                   ------------
Total Asset-Backed Securities (cost--$67,131,672).............                                       67,898,233
                                                                                                   ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                               MATURITY         INTEREST
  (000)                                                                DATES             RATES        VALUE
---------                                                       --------------------  -----------  ------------
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS--5.42%
                                                                                       1.605 to
 $17,975   FHLMC, Series RB (cost--$17,964,555)...............  02/05/02 to 02/19/02    1.685%@    $ 17,964,555
                                                                                                   ------------

REPURCHASE AGREEMENT--3.96%
  13,123   Repurchase Agreement dated 01/31/02 with State
             Street Bank & Trust Co., collateralized by
             $12,771,565 U.S. Treasury Notes, 5.500% to
             5.750%, due 11/30/02 to 05/31/03;
             (value--$13,385,987); proceeds: $13,123,649
             (cost--$13,123,000) .............................        02/01/02           1.780       13,123,000
                                                                                                   ------------
Total Investments (cost--$330,223,209)--99.14%................                                      328,825,286
Other assets in excess of liabilities--0.86%..................                                        2,843,722
                                                                                                   ------------
Net Assets--100.00%...........................................                                     $331,669,008
                                                                                                   ============

-----------------

ARM Adjustable Rate Mortgage--The interest rate shown is the current rate as of January 31, 2002.
MTN    Medium Term Notes.
REMIC  Real Estate Mortgage Investment Conduit.
(1)    Security, or portion thereof, was on loan at January 31, 2002.
(2) Securities exempt from registration under Rule 144A of the Securities Act of 1933.
+ Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
++ Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.
* Floating rate security. The interest rate shown is the current rate as of January 31, 2002.
xx     Rate reflects annualized yield at date of purchase.
@      Interest rate shown is discount rate at date of purchase.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE STRATEGIC FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 2002(UNAUDITED)

PRINCIPAL
 AMOUNT                                                              MATURITY                 INTEREST
  (000)                                                               DATES                     RATES                VALUE
---------                                                      --------------------  ---------------------------  ------------
U.S. GOVERNMENT OBLIGATIONS--12.43%
 $27,533   U.S. Treasury Inflation Index Notes ++++++........  07/15/02 to 01/15/09        3.625 to 3.875%        $ 28,272,254
  21,650   U.S. Treasury Stripped Principal Payment Bonds....        11/15/21                  8.000@                6,759,152
                                                                                                                  ------------
Total U.S. Government Obligations (cost--$35,894,260)........                                                       35,031,406
                                                                                                                  ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--1.22%
     872   GNMA ARM..........................................  11/20/23 to 05/20/26        7.544 to 8.158              890,277
   2,375   GNMA I............................................  06/15/17 to 11/15/17             8.000                2,552,115
                                                                                                                  ------------
Total Government National Mortgage Association Certificates
  (cost--$3,386,538).........................................                                                        3,442,392
                                                                                                                  ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--19.44%
  51,371   FHLMC.............................................  09/15/10 to 01/01/30        5.500 to 6.875           53,060,663
   1,662   FHLMC ARM.........................................        05/01/25                   8.065                1,762,524
                                                                                                                  ------------
Total Federal Home Loan Mortgage Corporation Certificates
  (cost--$54,319,877)........................................                                                       54,823,187
                                                                                                                  ------------

FEDERAL HOUSING ADMINISTRATION CERTIFICATES--1.12%
   3,163   FHA Project Notes (cost--$3,253,623)..............  08/01/20 to 07/01/25             7.430                3,168,786
                                                                                                                  ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--8.34%
  10,606   FNMA..............................................  05/15/31 to 09/25/31        6.000 to 6.500            9,679,552
     526   FNMA ARM..........................................        09/25/30                   2.380                  525,695
   1,575   FNMA ARM..........................................        05/01/30                   6.533                1,607,430
   3,837   FNMA ARM..........................................        12/01/09                   6.970                4,072,028
     265   FNMA ARM..........................................        04/01/27                   7.329                  272,252
     480   FNMA ARM..........................................        05/01/27                   7.969                  496,964
     868   FNMA ARM COFI.....................................        11/01/26                   4.500                  868,024
   6,000   FNMA TBA..........................................          TBA                 5.500 to 6.000            5,985,925
                                                                                                                  ------------
Total Federal National Mortgage Association Certificates
  (cost--$22,883,356)........................................                                                       23,507,870
                                                                                                                  ------------

COLLATERALIZED MORTGAGE OBLIGATIONS--38.29%
   1,000   FHLMC REMIC, Series 1278, Class K.................        05/15/22                   7.000                1,018,565
      64   FHLMC REMIC, Series 1366, Class H.................        08/15/07                   6.000                   65,493
      29   FHLMC REMIC, Series 1367, Class KA................        09/15/22                   6.500                   30,035
   1,367   FHLMC REMIC, Series 1502, Class PX-Z..............        04/15/23                   7.000                1,325,199
     972   FHLMC REMIC, Series 1503, Class PZ................        05/15/23                   7.000                  978,656
     522   FHLMC REMIC, Series 1534, Class Z.................        06/15/23                   5.000                  425,683
     871   FHLMC REMIC, Series 1548, Class Z.................        07/15/23                   7.000                  880,895
   1,269   FHLMC REMIC, Series 1562, Class Z.................        07/15/23                   7.000                1,276,490
     205   FHLMC REMIC, Series 1601, Class PB................        11/15/23                   6.500                  201,845
     136   FHLMC REMIC, Series 1611, Class I.................        02/15/23                   6.000                  141,311
     871   FHLMC REMIC, Series 1628, Class KZ................        12/15/23                   6.250                  867,900
     336   FHLMC REMIC, Series 1694, Class Z.................        03/15/24                   6.500                  330,162
   2,841   FHLMC REMIC, Series 1870, Class Z.................        01/15/24                   6.500                2,673,960
   2,523   FHLMC REMIC, Series 2061, Class ZB................        06/15/28                   6.500                2,433,005
   3,636   FHLMC REMIC, Series 2106, Class ZB................        12/15/28                   6.250                3,315,606
     494   FHLMC REMIC, Series G15, Class PZ.................        07/25/23                   7.000                  473,253
     340   FHLMC REMIC, Series G23, Class KZ.................        11/25/23                   6.500                  324,946
   1,698   FHLMC REMIC, Series G24, Class ZA.................        11/25/23                   6.500                1,563,978
     171   FNMA REMIC, Trust Series 1991-065, Class Z........        06/25/21                   6.500                  174,512
      75   FNMA REMIC, Trust Series 1992-118, Class K........        09/25/08                   7.500                   77,987
     160   FNMA REMIC, Trust Series 1992-129, Class L........        07/25/22                   6.000                  157,045
     352   FNMA REMIC, Trust Series 1992-G40, Class ZC.......        07/25/22                   7.000                  356,227
      96   FNMA REMIC, Trust Series 1993-037, Class PX.......        03/25/23                   7.000                   97,985
     390   FNMA REMIC, Trust Series 1993-060, Class Z........        05/25/23                   7.000                  393,553
     847   FNMA REMIC, Trust Series 1993-065, Class ZZ.......        06/25/13                   7.000                  874,024

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE STRATEGIC FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                              MATURITY                 INTEREST
  (000)                                                               DATES                     RATES                VALUE
---------                                                      --------------------  ---------------------------  ------------
 $   154   FNMA REMIC, Trust Series 1993-070, Class Z........        05/25/23                  6.900%             $    154,078
     446   FNMA REMIC, Trust Series 1993-096, Class Z........        06/25/23                   7.000                  452,042
     279   FNMA REMIC, Trust Series 1993-122, Class L........        01/25/23                   6.500                  288,402
      76   FNMA REMIC, Trust Series 1993-149, Class L........        08/25/23                   6.000                   77,674
     166   FNMA REMIC, Trust Series 1993-160, Class ZB.......        09/25/23                   6.500                  164,934
     163   FNMA REMIC, Trust Series 1993-163, Class ZA.......        09/25/23                   7.000                  167,522
     101   FNMA REMIC, Trust Series 1993-199, Class Z........        10/25/23                   7.000                  100,565
     103   FNMA REMIC, Trust Series 1993-G10, Class G........        05/25/22                   5.000                  104,058
     169   FNMA REMIC, Trust Series 1993-G40, Class Z........        12/25/23                   6.500                  157,733
     329   FNMA REMIC, Trust Series 1994-023, Class PX.......        08/25/23                   6.000                  305,896
   3,766   FNMA REMIC, Trust Series 1998-63, Class ZA........        11/25/28                   6.000                3,324,193
   4,000   FNMA REMIC, Trust Series 1998-M, Class B..........        09/25/07                   6.270                4,112,842
   1,865   FNMA REMIC, Trust Series 1998-M7, Class Z.........        05/25/36                   6.390                1,689,913
   6,041   FNMA REMIC, Trust Series 1999-10, Class MZ........        09/17/38                   6.500                5,736,769
   2,500   FNMA REMIC, Trust Series 1999-W4, Class A9........        02/25/29                   6.250                2,356,157
  10,000   FNMA REMIC, Trust Series 2000-012, Class PG.......        04/25/30                   7.500               10,633,785
   2,445   GNMA REMIC, Trust Series 2000-009, Class FG.......        02/16/30                  7.199++               2,471,263
     730   GNMA REMIC, Trust Series 2000-009, Class FH.......        02/16/30                  7.199++                 733,389
   2,000   BA Mortgage Securities, Inc., Series 1998-4,
             Class 1A-12.....................................        08/25/28                   6.750                2,028,700
     149   Bear Stearns Mortgage Securities, Inc. REMIC,
             Series 1994-1, Class 3A.........................        05/25/23                  6.971++                 149,311
     515   Bear Stearns Mortgage Securities, Inc. REMIC,
             Series 2000-1, Class 1A.........................        12/25/30                  7.477++                 525,749
   1,014   Bear Stearns Mortgage Securities, Inc. REMIC,
             Series 2000-1, Class 2A.........................        12/25/30                  7.490++               1,030,455
   4,004   Bear Stearns Mortgage Securities, Inc. REMIC,
             Series 2001-9, Class 1A.........................        01/25/32                  6.299++               4,050,783
     107   California Federal Bank REMIC, Series 1990-BN1,
             Class A.........................................        08/12/30                  6.040++                 109,622
     274   Capital Asset Research Funding, Series 1998-A,
             Class A (2).....................................        12/15/05                  5.905++                 277,693
      67   Chase Mortgage Finance Corp., Series 1995-A,
             Class A.........................................        04/25/25                  7.425++                  67,213
   3,325   GMAC Mortgage Corp. Loan Trust, Series 2000-J3,
             Class A2........................................        10/25/30                   7.750                3,467,563
   2,512   Housing Security, Inc., Series 1992-8, Class B....        06/25/24                  6.417++               2,498,678
   1,467   HPSC Equipment Receivables LLC,
             Series 2000-1A, Class A (2).....................        11/22/07                  2.233++               1,462,008
     953   J.P. Morgan Commercial Mortgage Finance Corp.,
             Series 2000-FL1, Class A (2)....................        04/15/10                  2.176++                 952,284
   1,795   LTC Commercial Mortgage Certificates,
             Series 1998-1, Class A (2)......................        05/28/30                  6.029++               1,821,416
     498   Norwest Asset Securities Corp., Series 1998-17,
             Class A2........................................        08/25/28                   6.250                  501,867
   2,460   Oakwood Mortgage Investors, Inc., Series 1999-B,
             Class A2........................................        12/15/13                   6.190                2,513,505
     300   PNC Mortgage Securities Corp., Series 2000-8,
             Class 4A-1......................................        12/25/30                  2.380++                 300,036
     150   Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S30, Class A9.......................        08/25/23                   7.500                  149,063
   2,831   Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S7, Class A5........................        05/25/27                   7.500                2,906,067
     260   Residential Funding Mortgage Securities I, Inc.,
             Series 2000-S14, Class A1.......................        11/25/30                   7.500                  260,888
     408   Salomon Brothers Mortgage Securities, Inc. VII,
             Series 1999-NC4, Class A........................        09/25/29                  2.330++                 409,471
     411   Salomon Brothers Mortgage Securities, Inc. VII,
             Series 2000-BOA1, Class A.......................        08/25/30                   7.600                  418,911
   3,387   Salomon Brothers Mortgage Securities, Inc. VII
             REMIC, Series 1993-3, Class A7-MZ...............        08/25/23                   7.200                3,477,305
   2,950   Small Business Administration, Series 1999-20K....        11/01/19                   7.060                3,114,375
   2,864   Small Business Administration, Series 2000-20K....        11/01/20                   7.220                3,038,591
   7,930   Small Business Administration, Series 2001-P10B...        08/10/11                   6.344                8,039,371
     400   Sovereign Dealer Floor Plan Master LLC,
             Series 2000-1A, Class A (2).....................        10/15/07                  2.146++                 397,760
   4,500   Structured Asset Securities Corp., Series 1997-4,
             Class 2A-9......................................        12/25/27                   7.000                4,653,855
     429   U.S. Department of Veteran Affairs Vendee Mortgage
             Trust, Series 1993-3, Class 2ZA.................        06/15/20                   6.500                  439,679

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE STRATEGIC FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                              MATURITY                 INTEREST
  (000)                                                               DATES                     RATES                VALUE
---------                                                      --------------------  ---------------------------  ------------
 $ 5,352   Wells Fargo Mortgage Backed Securities Trust,
             Series 2001-25, Class IIA.......................        10/25/31                 6.634%++            $  5,417,145
                                                                                                                  ------------
Total Collateralized Mortgage Obligations
  (cost--$103,428,530).......................................                                                      107,968,894
                                                                                                                  ------------

ASSET-BACKED SECURITIES--4.80%
     741   Airplanes Pass-Through Trust, Series 1,
             Class D.........................................        03/15/19                  10.875                  222,031
       5   American Residential Mortgage Loan Trust,
             Series 1998-001, Class 1........................        05/25/29                  2.250++                   4,645
     520   Arcadia Automobile Receivables Trust,
             Series 1999-C, Class A2.........................        12/15/03                   6.900                  525,290
   3,200   Bayview Financial Acquisition Trust, 2000-D,
             Class A (2).....................................        11/25/30                  2.320++               3,211,000
     494   C-Bass Trust, Series 2000-CB4, Class A1-A.........        02/25/30                  2.420++                 494,287
     516   CS First Boston Mortgage Securities Corp.,
             Series 2000-HE1, Class A2.......................        12/15/30                  2.155++                 516,091
     257   Dealer Auto Receivables Trust, Series 2000-1,
             Class A2........................................        04/15/03                   7.010                  258,004
   1,878   Delta Funding Home Equity Loan Trust,
             Series 1999-003, Class A1-A.....................        09/15/29                  2.306++               1,885,535
     960   Keystone Owner Trust, Series 1998-P2, Class A4
             (2).............................................        12/25/18                   6.840                  983,350
   2,798   Metropolitan Asset Funding, Inc., Series 2000-A,
             Class A3 (2)....................................        12/25/23                   8.115                2,972,875
   1,475   Mid-State Trust, Series 4, Class A................        04/01/30                   8.330                1,590,157
     862   SLMA Student Loan Trust, Series 1998-1,
             Class A1........................................        01/25/07                  3.723++                 864,082
                                                                                                                  ------------
Total Asset-Backed Securities (cost--$13,812,999)............                                                       13,527,347
                                                                                                                  ------------

STRIPPED MORTGAGE-BACKED SECURITIES+--0.02%
      21   FHLMC, Series 1625, Class GA+++...................        01/15/08                 6.000(1)                     367
     236   FNMA REMIC, Trust Series 1993-201, Class JB+++....        09/25/21                 6.500(1)                  18,694
   1,249   FNMA REMIC, Trust Series 1993-201, Class JC+++....        05/25/19                 6.500(1)                  40,435
                                                                                                                  ------------
Total Stripped Mortgage-Backed Securities (cost--$60,788)....                                                           59,496
                                                                                                                  ------------

CORPORATE NOTES--24.86%
AIRLINE--0.14%
     500   United Air Lines, Inc.............................        11/27/12                  10.360                  387,755
                                                                                                                  ------------
AUTOMOTIVE--1.74%
   1,800   DaimlerChrysler N.A. Holdings Corp................        08/16/04                  2.341++               1,744,916
   3,400   Ford Motor Co.....................................        07/16/31                   7.450                3,176,556
                                                                                                                  ------------
                                                                                                                     4,921,472
                                                                                                                  ------------
BANKS--0.53%
   1,500   MBNA American Bank................................        12/10/02                  6.495++               1,496,625
                                                                                                                  ------------
ENERGY--0.77%
   2,200   NRG Energy, Inc...................................        11/01/03                   8.000                2,177,032
                                                                                                                  ------------
FINANCIAL SERVICES--6.76%
   1,400   Devon Financing Corp. (2).........................        09/30/31                   7.875                1,436,046
   5,500   Ford Motor Credit Co., MTN........................  06/30/05 to 07/18/05       2.156 to 2.359++           5,200,862
   3,600   General Motors Acceptance Corp....................        05/16/03                  2.521++               3,553,304
   1,500   General Motors Acceptance Corp....................        09/15/11                   6.875                1,472,538
     400   General Motors Acceptance Corp., MTN..............        01/20/04                  3.110++                 392,929
     300   Household Finance Corp............................        10/15/11                   6.375                  290,502
   4,000   Infrastructure Finance Corp.......................        03/26/09                  5.058++               3,960,000
      66   Midland Funding Corp..............................        07/23/02                  10.330                   66,196
     700   PEMEX Master Trust (2)............................        11/15/11                   8.000                  700,875
   2,000   Textron Financial Corp. (2).......................        05/28/02                  2.506++               1,993,098
                                                                                                                  ------------
                                                                                                                    19,066,350
                                                                                                                  ------------
MEDIA--1.48%
   2,000   Cox Enterprises, Inc. (2).........................        02/15/07                   8.000                2,162,248

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE STRATEGIC FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                              MATURITY                 INTEREST
  (000)                                                               DATES                     RATES                VALUE
---------                                                      --------------------  ---------------------------  ------------
 $ 2,000   Walt Disney Co. ..................................        02/06/02                  2.740%             $  1,999,239
                                                                                                                  ------------
                                                                                                                     4,161,487
                                                                                                                  ------------
MEDICAL PROVIDERS--0.75%
   1,700   Columbia HCA Health Care Corp.....................        07/15/45                   6.630                1,710,014
     400   HCA, Inc..........................................        03/19/02                  3.401++                 400,214
                                                                                                                  ------------
                                                                                                                     2,110,228
                                                                                                                  ------------
SECURITIES & ASSET MANAGEMENT--0.60%
     500   Bear Stearns Co., Inc.............................        09/21/04                  2.293++                 496,427
   1,200   Morgan Stanley Dean Witter & Co...................        04/22/02                  2.020++               1,196,263
                                                                                                                  ------------
                                                                                                                     1,692,690
                                                                                                                  ------------
TELECOMMUNICATIONS--8.25%
   5,500   AT&T Corp. (2)....................................        11/15/11                   7.300                5,623,750
   4,500   British Telecommunications PLC....................  12/15/03 to 12/15/05        3.165 to 7.625            4,776,407
   5,300   France Telecom SA (2).............................  03/01/11 to 03/01/31        7.750 to 8.500            5,793,701
   3,000   Sprint Capital Corp., MTN.........................        06/24/02                  2.253++               3,002,181
   4,100   Verizon Wireless, Inc.............................        12/15/06                   5.375                4,060,566
                                                                                                                  ------------
                                                                                                                    23,256,605
                                                                                                                  ------------
UTILITIES--1.57%
   1,663   Niagara Mohawk Power Co...........................        10/01/02                   7.250                1,705,466
   1,400   PSEG Power LLC (2)................................        04/15/11                   7.750                1,483,429
   1,400   South Point Energy Center LLC (2).................        05/30/12                   8.400                1,232,000
                                                                                                                  ------------
                                                                                                                     4,420,895
                                                                                                                  ------------
YANKEE--2.27%
   2,500   Compagnie Financiere de CIC et de l'Union
             Europeenne......................................        10/29/49                  3.906++               2,468,750
   1,000   Mexico Credit Link+(2)............................        02/25/02                 13.310++               1,004,473
   2,900   Nacional Financiera...............................        05/08/03                  5.935++               2,938,242
                                                                                                                  ------------
                                                                                                                     6,411,465
                                                                                                                  ------------
Total Corporate Notes (cost--$69,757,131)....................                                                       70,102,604
                                                                                                                  ------------

INTERNATIONAL GOVERNMENT OBLIGATIONS--3.05%
 EUR 850   Federal Republic of Germany.......................  07/04/27 to 01/04/30        4.750 to 6.500              798,108
PLZ 4,140  Government of Poland..............................        06/12/04                  10.000                1,003,438
GBP 1,265  United Kingdom Treasury Bonds.....................        12/07/03                   6.500                1,842,575
   1,000   United Mexican States (2).........................        04/07/04                  5.626++               1,007,800
   4,000   United Mexican States.............................        08/15/31                   8.300                3,952,000
                                                                                                                  ------------
Total International Government Obligations
  (cost--$8,833,619).........................................                                                        8,603,921
                                                                                                                  ------------

NOTIONAL
 AMOUNT                                                             PAYMENTS                EXPIRATION
 (000)                                                              RECEIVED                   DATES
--------                                                      --------------------  ---------------------------
CALL OPTIONS PURCHASED--1.81%
INTEREST RATES SWAPS--1.81%
 69,100   6.000%+...........................................    3 Month LIBOR(3)             06/17/02               1,693,916
180,000   6.000%+...........................................    3 Month LIBOR(3)             12/18/03               3,007,386
 16,900   6.000%+...........................................    3 Month LIBOR(3)             06/17/22                 370,181
  1,700   6.000%+...........................................    3 Month LIBOR(3)             06/15/31                  17,823
  2,500   6.000%+...........................................    3 Month LIBOR(3)             12/17/31                  26,527
                                                                                                                 ------------
Total Call Options Purchased (cost--$5,359,795).............                                                        5,115,833
                                                                                                                 ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE STRATEGIC FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                              MATURITY                 INTEREST
  (000)                                                               DATES                     RATES                VALUE
---------                                                      --------------------  ---------------------------  ------------
COMMERCIAL PAPER@--1.31%
TELECOMMUNICATIONS--0.42%
 $ 1,200   Sprint Corp.......................................        04/22/02                  2.940%             $  1,192,160
                                                                                                                  ------------
UTILITIES--0.89%
   2,500   American Electric Power Co., Inc..................        02/13/02                   2.990                2,497,508
                                                                                                                  ------------
Total Commercial Paper (cost--$3,689,668)....................                                                        3,689,668
                                                                                                                  ------------

REPURCHASE AGREEMENT--2.02%
   5,687   Repurchase Agreement dated 01/31/02 with State
             Street Bank & Trust Co., collateralized by
             $5,535,000 U.S. Treasury Notes, 5.500%, due
             05/31/03;
             (value--$5,804,831); proceeds: $5,687,281
             (cost--$5,687,000)..............................        02/01/02                   1.780                5,687,000
                                                                                                                  ------------
Total Investments (cost--$330,367,184)--118.71%..............                                                      334,728,404
Liabilities in excess of other assets--(18.71)%..............                                                      (52,771,716)
                                                                                                                  ------------
Net Assets--100.00%..........................................                                                     $281,956,688
                                                                                                                  ============

-----------------

++ Floating rate securities. The interest rates shown are the current rates as of January 31, 2002.
+      Illiquid securities representing 2.19% of net assets.
+++ Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
++++++ Entire or partial amount pledged as collateral for futures and options transactions.
@      Interest rate shown is discount rate at date of purchase.
ARM Adjustable Rate Mortgage--The interest rates shown are the current rates as of January 31, 2002.
COFI   Cost of Funds Index.
MTN    Medium Term Notes.
REMIC  Real Estate Mortgage Investment Conduit.
TBA (To Be Assigned) Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
EUR    Euro Dollars.
PLZ    Polish Zloty.
GBP    British Pounds.
(1)    Annualized yield at date of purchase.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(3)    3 month LIBOR (London Interbank Offered Rate) at January 31, 2002 was
       1.880%.

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE STRATEGIC FIXED INCOME INVESTMENTS

NOTIONAL
 AMOUNT                                                             PAYMENTS                EXPIRATION
 (000)                                                              RECEIVED                   DATES                VALUE
--------                                                      --------------------  ---------------------------  ------------
WRITTEN OPTIONS
CALL OPTIONS WRITTEN
 Interest Rate Swaps
 20,700   5.000%............................................    6 Month LIBOR(1)             03/18/03            $     (9,684)
 23,000   6.000%............................................    3 Month LIBOR(2)             12/17/03               1,110,879
  8,200   6.650%............................................    3 Month LIBOR(2)             01/07/05                 322,453
    400   6.000%............................................    6 Month LIBOR(1)             06/15/06                   3,456
                                                                                                                 ------------
                                                                                                                    1,427,104
                                                                                                                 ------------
PUT OPTION WRITTEN
 Interest Rate Swaps
  8,200   6.650%............................................    3 Month LIBOR(2)             01/07/05                 363,011
                                                                                                                 ------------
Total Written Options (premiums received--$1,938,532).......                                                     $  1,790,115
                                                                                                                 ============

FUTURES CONTRACTS

                                                                                                           UNREALIZED
NUMBER OF                                                                      IN         EXPIRATION      APPRECIATION
CONTRACTS                       CONTRACTS TO DELIVER                      EXCHANGE FOR       DATES       (DEPRECIATION)
---------   ------------------------------------------------------------  ------------  ---------------  --------------
    87      90 Day Euro Dollar Futures..................................   $  211,084   September 2002       $ 426,300
    52      90 Day Euro Dollar Futures..................................      125,405    December 2002          11,700
    99      90 Day Pound Sterling LIBOR Future..........................    8,339,386   September 2002           2,597
    99      90 Day Pound Sterling LIBOR Future..........................    8,305,209    December 2002           3,572
   148      U.S. Treasury Notes 5 Year Future...........................      156,996     March 2002          (138,750)
   121      U.S. Treasury Bonds 30 Year Future..........................      124,441     March 2002          (147,469)
                                                                                                             ---------
                                                                                                             $ 157,950
                                                                                                             =========

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                           UNREALIZED
                                                              CONTRACTS TO         IN          MATURITY   APPRECIATION
                                                                DELIVER       EXCHANGE FOR      DATES    (DEPRECIATION)
                                                              ------------   ---------------   --------  --------------
Euro Dollars................................................    1,191,000    USD   1,058,799   04/11/02     $(38,383)
U.S. Dollars................................................      608,000     GBP    869,440   03/19/02       13,245
                                                                                                            --------
                                                                                                            $(25,138)
                                                                                                            ========

---------------------
(1) 6 month LIBOR (GBP on Interbank Offered Rate) at January 31, 2002 was
    4.181%.
(2) 3 month LIBOR at January 31, 2002 was 1.880%.

LIBOR  London Interbank Offered Rate
GBP    British Pounds
USD    U.S. Dollars

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 2002(UNAUDITED)

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------
MUNICIPAL BONDS AND NOTES--100.02%
ALABAMA--0.42%
   $   85     Birmingham Medical Clinic Board Revenue Bapist
                Medical Centers (Escrow to Maturity)............        07/01/05             7.300%       $     92,426
    1,000     Courtland Industrial Development Board Industrial
                Development Revenue Refunding Champion
                International Corp. Series A....................        12/01/13             7.200           1,036,550
                                                                                                          ------------
                                                                                                             1,128,976
                                                                                                          ------------
ALASKA--1.99%
    2,055     Alaska Student Loan Corp. Revenue, Series A (AMBAC
                Insured)*.......................................  07/01/06 to 07/01/09   5.350 to 5.550      2,166,759
    3,000     Northern Tobacco Securitization Corp. Revenue
                Alaska Tobacco Settlement.......................        06/01/22             6.200           3,142,680
                                                                                                          ------------
                                                                                                             5,309,439
                                                                                                          ------------
ARIZONA--0.69%
    1,000     Arizona Transportation Board Highway Revenue
                Series B........................................        07/01/06             8.000           1,188,940
       55     Pima County Hospital Revenue St. Joseph Hospital
                Project (Escrow to Maturity)....................        01/01/09             7.500              62,488
      570     Show Low Industrial Development Authority Revenue
                Navapache Regional Medical Center Series A (ACA
                Insured)........................................        12/01/06             5.125             594,031
                                                                                                          ------------
                                                                                                             1,845,459
                                                                                                          ------------
ARKANSAS--0.05%
       30     Arkansas State Development Finance Authority (MBIA
                Insured)........................................        10/01/16             5.100              30,013
       35     Pulaski County Residential Housing Single-Family
                (Escrow to Maturity)............................        06/01/10             7.250              39,879
       62     Springdale Residential Housing Mortgage Series A
                (FNMA Collateralized)...........................        09/01/11             7.650              68,352
                                                                                                          ------------
                                                                                                               138,244
                                                                                                          ------------
CALIFORNIA--4.26%
      130     California Pollution Control Financing Kaiser
                Steel Corp. Project (Escrow to Maturity)........        10/01/08             7.250             146,869
      135     Inglewood Residential Rehabilitation (Escrow to
                Maturity).......................................        08/01/10             7.500             156,211
      230     Los Angeles Community Redevelopment Agency
                Refunding Monterey Hills Redevelopment Project
                B...............................................        12/01/22             8.650             245,097
      170     Los Angeles Multi-Family Revenue Housing
                Earthquake Rehabilitation Project Series C (FNMA
                Collateralized)*................................        07/01/07             5.150             172,477
    4,500     Los Angeles Water & Power Revenue Power Systems
                Series A-1......................................        07/01/06             5.500           4,981,635
      980     Sacramento Utility District Electric Revenue White
                Rock Project (Escrow to Maturity)...............  03/01/10 to 05/01/10   6.750 to 6.800      1,116,801
    3,500     Tobacco Securitization Authority Tobacco
                Settlement Asset Backed Bonds Series A..........        06/01/27             5.250           3,530,310
      975     Vista Multi-Family Housing Pepperwood Apartments
                (Mandatory Put 06/01/05 @ 100) (FNMA
                Collateralized).................................        06/01/25             5.700           1,006,795
                                                                                                          ------------
                                                                                                            11,356,195
                                                                                                          ------------
COLORADO--1.90%
    1,500     Colorado Department Transportation Revenue
                Anticipation Notes Series A (MBIA Insured)......        06/15/07             5.500           1,638,015
      140     Colorado Housing & Finance Authority Single-Family
                Program Subordinated*...........................        11/01/04             5.750             140,267
    2,000     Colorado Springs Utilities Revenue (Escrow to
                Maturity).......................................        11/15/10             5.800           2,194,560
    1,000     Northwest Parkway Public Highway Authority Revenue
                Senior Series A (FSA Insured)...................        06/15/09             5.500           1,088,250
                                                                                                          ------------
                                                                                                             5,061,092
                                                                                                          ------------

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PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------
DISTRICT OF COLUMBIA--0.97%
   $  450     District of Columbia Housing Finance Authority
                Certificates of Participation (Asset Guaranty
                Insured)........................................        06/01/08             4.850%       $    455,873
      515     District of Columbia Prerefunded 2001 Series A
                (MBIA Insured)..................................        06/01/08             5.250             556,658
      500     District of Columbia Revenue Refunding Howard
                University Project (MBIA Insured)...............        10/01/02             5.250             512,245
      985     District of Columbia Unrefunded Balance 2001
                Series A (MBIA Insured).........................        06/01/08             5.250           1,054,364
                                                                                                          ------------
                                                                                                             2,579,140
                                                                                                          ------------
FLORIDA--6.59%
      250     Alachua County Health Facilities Authority Shands
                Hospital at The University of Florida (MBIA
                Insured)........................................        12/01/05             6.100             259,288
    2,800     Bay County Housing & Finance Authority
                Single-Family Mortgage Revenue Series A
                (FNMA/GNMA Collateralized)......................        12/01/20             4.550           2,789,304
    1,000     Florida State Board of Education Capital Outlay
                Public Education Series B.......................        06/01/06             6.000           1,106,140
    2,900     Florida State Division Board of Finance Department
                General Services Revenues Department of
                Environmental Preservation Series 2000-A (AMBAC
                Insured)........................................        07/01/06             5.500           3,169,787
    3,505     Hialeah Housing Authority Municipal Housing
                Revenue (Escrow to Maturity)....................        11/01/21             9.500           4,521,730
    2,625     Lakeland Electric & Water Revenue Refunding First
                Lien Series B (FSA Insured).....................        10/01/07             6.550           3,001,399
    1,915     Leon County Educational Facilities Authority
                Certificates of Participation...................        09/01/14             9.000           2,613,918
      110     Palm Beach County Solid Waste Authority Revenue
                (Escrow to Maturity) (MBIA Insured).............        12/01/04             10.000            124,447
                                                                                                          ------------
                                                                                                            17,586,013
                                                                                                          ------------
GEORGIA--8.13%
    5,000     Conyers Water & Sewage Revenue Series A (AMBAC
                Insured)........................................        07/01/15             6.600           5,525,650
    1,150     Downtown Smyrna Development Authority Revenue
                (MBIA Insured)..................................        02/01/16             6.700           1,294,727
    5,405     Georgia State Series D............................  08/01/08 to 10/01/10   6.000 to 7.400      6,226,322
      100     Gwinnett County Water & Sewer Authority Revenue
                (Escrow to Maturity)............................        10/01/04             9.600             111,517
    5,000     Hall County School District (AMBAC Insured).......        12/01/14             6.700           5,665,850
    1,090     Metropolitan Atlanta Rapid Transportation
                Authority Sales Tax Revenue Refunding Series
                N...............................................        07/01/07             6.000           1,205,235
    1,500     Metropolitan Atlanta Rapid Transportation
                Authority Sales Tax Revenue Refunding Second
                Indenture Series A (MBIA Insured)...............        07/01/05             6.250           1,656,630
                                                                                                          ------------
                                                                                                            21,685,931
                                                                                                          ------------
HAWAII--0.40%
    1,000     Hawaii State Department Budget & Finance Special
                Purpose Revenue Hawaiian Electric Co., Inc.
                Series A (MBIA Insured).........................        05/01/26             6.200           1,075,300
                                                                                                          ------------
IDAHO--1.02%
      665     Idaho Housing Agency Single-Family Mortgage Series
                B (FHA/VA Insured)..............................        07/01/24             7.500             678,832
      760     Idaho Housing & Finance Association Single-Family
                Mortgage Revenue Series D-3*....................        07/01/13             5.150             750,500
    1,250     Idaho Housing & Finance Association Single-Family
                Mortgage Series G-2, Class III..................        07/01/19             5.950           1,296,450
                                                                                                          ------------
                                                                                                             2,725,782
                                                                                                          ------------

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PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
IDAHO--(CONCLUDED)
ILLINOIS--9.96%
   $  275     Belleville St. Clair County (Escrow to
                Maturity).......................................        11/01/09             7.250%       $    316,773
    2,500     Chicago Illinois Refunding Series A-2 (AMBAC
                Insured)........................................        01/01/15             6.250           2,874,525
      350     Greater Peoria Airport Authority (AMBAC
                Insured)*.......................................        12/01/07             6.700             374,286
    3,060     Hodgkins Illinois Enviromental Improvement Revenue
                MBM Project.....................................  11/01/04 to 11/01/05       5.500           3,219,318
    1,625     Illinois Development Finance Authority Revenue
                Refunding Community Rehabilitation Providers
                Series A........................................        07/01/09             5.900           1,662,765
    2,000     Illinois Educational Facilities Authority Revenues
                University of Chicago Series B..................        07/01/25             4.400           2,078,520
    5,990     Illinois Health Facilities Authority Revenue
                Advocate Network Health Care....................        11/15/10             6.000           6,549,406
    2,100     Illinois Health Facilities Authority Revenue
                Elmhurst Memorial Health Series A...............        01/01/28             2.600           2,100,000
      660     Illinois Health Facilities Authority Revenue
                Evangelical Series A (Escrow to Maturity).......        04/15/17             6.750             769,256
      540     Illinois Health Facilities Authority Revenue
                Ravenswood Hospital Medical Center (Escrow to
                Maturity).......................................        08/01/06             7.250             596,014
    2,975     Illinois Housing Development Authority Revenue
                Homeowner Mortgage Series A, Subseries A-3......        02/01/22             4.750           3,010,878
    1,170     Northern Illinois University Revenues.............        04/01/13             10.400          1,585,210
    1,000     Regional Transportation Authority Series D (FGIC
                Insured)........................................        06/01/14             7.100           1,124,100
      285     St. Clair County Certificates of Participation
                Series A (FSA Insured)..........................        10/01/08             5.000             300,020
                                                                                                          ------------
                                                                                                            26,561,071
                                                                                                          ------------
INDIANA--2.30%
    3,000     Indiana Health Facility Finance Authority Hospital
                Revenue Refunding Methodist Hospital of Indiana
                Series A (Escrow to Maturity)...................        09/01/15             5.750           3,316,680
    1,345     Indiana Health Facility Finance Authority Revenue
                Health Systems Sisters of St. Francis...........        11/01/08             5.500           1,435,344
      405     Indianapolis Economic Development Revenue Knob In
                The Woods Project (Mandatory Put 12/01/04 @ 100)
                (FNMA Collateralized)*..........................        12/01/24             6.375             423,796
       50     Indianapolis Economic Development Revenue
                Refunding Bethany Series A (GNMA
                Collateralized)*................................        04/20/17             5.350              50,161
      825     Wawasee Community School Corp. Revenue In New
                Element & Remodeling Building Corp. First
                Mortgage........................................        07/15/13             5.750             900,487
                                                                                                          ------------
                                                                                                             6,126,468
                                                                                                          ------------
KANSAS--2.07%
      500     Burlington Pollution Control Revenue Refunding
                Kansas Gas & Electric Co. Project (MBIA
                Insured)........................................        06/01/31             7.000             516,550
    4,800     Kansas State Department Transportation Highway
                Revenue.........................................        03/01/13             5.375           4,956,912
       45     Wichita Hospital Revenue St. Francis Hospital &
                Nursing Series A (Escrow to Maturity)...........        10/01/07             6.750              49,470
                                                                                                          ------------
                                                                                                             5,522,932
                                                                                                          ------------
KENTUCKY--1.35%
    3,315     Kentucky State Property & Buildings Refunding
                Project No. 69 Series C (FSA Insured)...........        08/01/07             5.500           3,607,449
                                                                                                          ------------
LOUISIANA--1.69%
    2,000     De Soto Parish Pollution Control Revenue Refunding
                Southwestern Electric Power Co. Project
                (MBIA/IBC Insured)..............................        01/01/19             7.600           2,132,800

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PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
LOUISIANA--(CONCLUDED)
   $  340     East Baton Rouge Parish Womans Hospital Foundation
                (Escrow to Maturity)............................        10/01/08             7.200%       $    382,333
       60     East Baton Rouge Single-Family Mortgage Series C
                (GNMA/FNMA Collateralized)......................        04/01/32             7.000              61,283
      460     Jefferson Parish Home Mortgage Authority
                Single-Family Housing Revenue Refunding Series
                D-1 (Mandatory Put 06/01/02 @ 100) (FNMA/GNMA
                Collateralized).................................        06/01/10             5.600             471,652
      430     Jefferson Parish Home Mortgage Authority
                Single-Family Housing Revenue Refunding Series
                G-1 (GNMA Collateralized).......................        12/01/10             5.125             444,947
      540     Louisiana Public Facilities Authority and Health
                Education A1 (Mandatory Put 06/01/02 @ 100)
                (AMBAC Insured).................................        12/01/15             5.000             543,893
      432     Louisiana State Health Education Authority Alton
                Ochsner Medical Foundation (Escrow to
                Maturity).......................................        05/01/05             8.750             476,436
                                                                                                          ------------
                                                                                                             4,513,344
                                                                                                          ------------
MAINE--0.60%
    1,580     Maine State Housing Authority Mortgage Purchase
                Series D-1......................................        11/15/16             5.050           1,590,523
                                                                                                          ------------
MASSACHUSETTS--0.23%
      600     Massachusetts State Development Finance Agency
                Biomedical Research Series C....................        08/01/02             5.500             609,552
                                                                                                          ------------
MICHIGAN--3.01%
    5,020     Michigan Municipal Bond Authority Revenue
                Refunding Local Government Qualified Schools
                Series A........................................        05/01/05             6.375           5,298,911
    2,270     Michigan State Building Authority Revenue State
                Police Communications III.......................        10/01/08             5.500           2,482,676
       80     Michigan State Hospital Finance Authority Revenue
                St. Joseph's Mercy Hospital (Escrow to
                Maturity).......................................        07/01/03             9.250              85,095
      140     Michigan State Strategic Limited Obligation
                (Escrow to Maturity)............................        08/15/05             7.875             152,600
                                                                                                          ------------
                                                                                                             8,019,282
                                                                                                          ------------
MINNESOTA--1.06%
      315     Coon Rapids Hospital Revenue Health Central, Inc.
                (Escrow to Maturity)............................        08/01/08             7.625             355,367
       93     Eden Prairie Multi-Family Housing (GNMA
                Collateralized).................................        01/20/06             5.500              95,123
    2,200     Minnesota State General Obligation Bonds..........        08/01/09             5.300           2,308,438
       55     Moorhead Residential Mortgage (Escrow to
                Maturity).......................................        08/01/11             7.100              63,295
                                                                                                          ------------
                                                                                                             2,822,223
                                                                                                          ------------
MISSOURI--1.25%
    3,000     St. Louis Airport Revenue Airport Development
                Program Series A (MBIA Insured).................        07/01/09             5.500           3,246,210
       85     St. Louis County Single-Family Housing (AMBAC
                Insured)........................................        10/01/16             9.250              89,392
                                                                                                          ------------
                                                                                                             3,335,602
                                                                                                          ------------
NEBRASKA--0.50%
      250     Nebraska Investment Finance Authority Multi-Family
                Housing Series A (FNMA Collateralized)*.........        12/01/15             6.000             255,642
    1,075     Nebraska Investment Finance Authority
                Single-Family Housing Revenue Series A
                (GNMA/FNMA Collateralized)......................        03/01/21             5.200           1,081,719
                                                                                                          ------------
                                                                                                             1,337,361
                                                                                                          ------------
NEVADA--1.59%
    3,000     Clark County Industrial Development Revenue
                Refunding Nevada Power Co. Project Series C
                (AMBAC/TCRs Insured)............................        10/01/22             7.200           3,155,190

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PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
NEVADA--(CONCLUDED)
   $1,000     Truckee Meadows Water Authority Revenue Series A
                (FSA Insured)...................................        07/01/07             5.500%       $  1,088,610
                                                                                                          ------------
                                                                                                             4,243,800
                                                                                                          ------------
NEW JERSEY--5.80%
    1,890     New Jersey State Housing Finance Agency General
                Resolution Section 8 Series A...................        11/01/04             6.700           1,929,577
    1,940     New Jersey State Housing & Mortgage Finance Agency
                Revenue Home Buyer Series G (MBIA Insured)......        04/01/15             4.625           1,947,682
    5,000     New Jersey State Refunding Series D...............        02/15/11             6.000           5,658,950
    5,000     New Jersey State Turnpike Authority Revenue Series
                C (MBIA/ IBC Insured)...........................        01/01/16             6.500           5,922,800
                                                                                                          ------------
                                                                                                            15,459,009
                                                                                                          ------------
NEW YORK--3.06%
    2,750     New York City Transitional Finance Authority
                Revenue Future Tax Secured Series A.............        02/15/11             5.500           3,001,570
      795     New York State Energy Research & Development
                Authority Electric Facilities Revenue Unrefunded
                Balance Series B................................  09/01/19 to 02/01/22       7.150             821,879
    2,400     New York State Environmental Facilities Corp.
                Pollution Control Revenue Unrefunded Balance
                Series E........................................        06/15/14             6.875           2,657,736
    1,645     New York State Mortgage Agency Revenue Homeowner
                Mortgage Series 63..............................        10/01/18             5.150           1,685,763
                                                                                                          ------------
                                                                                                             8,166,948
                                                                                                          ------------
NORTH CAROLINA--1.09%
    2,650     North Carolina Municipal Power Agency No. 1
                Catawba Electric Revenue Series A (MBIA
                Insured)........................................        01/01/09             5.750           2,905,911
                                                                                                          ------------
NORTH DAKOTA--0.59%
    1,240     Grand Forks Hospital Facilities Revenue United
                Hospital Obligation Group Project...............        12/01/16             2.900           1,240,000
      315     North Dakota State Housing Finance Agency Revenue
                Housing Finance Home Mortgage Series D..........        07/01/16             6.300             331,509
                                                                                                          ------------
                                                                                                             1,571,509
                                                                                                          ------------
OHIO--7.22%
    1,145     Butler County Transportation Improvement District
                Series A (FSA Insured)..........................        04/01/11             6.000           1,267,652
    2,490     Cleveland Parking Facilities Revenue Refunding
                (MBIA Insured)..................................        09/15/07             6.000           2,785,688
    4,750     Columbus Ohio Series 1............................        11/15/09             5.500           5,222,482
      140     Dayton Hospital Revenue Good Samaritan (Escrow to
                Maturity).......................................        12/01/05             6.000             148,082
    5,735     Hamilton County Sales Tax Subordinated Series B
                (AMBAC Insured).................................        12/01/09             5.500           6,288,083
    2,000     Ohio State Higher Education Capital Facility
                Series A........................................        02/01/07             5.500           2,170,560
    1,250     Ohio State Turnpike Commission Turnpike Revenue
                Series A (MBIA Insured).........................        02/15/26             5.500           1,378,088
                                                                                                          ------------
                                                                                                            19,260,635
                                                                                                          ------------
OKLAHOMA--1.62%
      335     Comanche County Hospital Authority Revenue Series
                A (Connie Lee Insured)..........................        07/01/06             5.100             348,286
      425     McAlester Public Works Authority Revenue (FSA
                Insured) (Escrow to Maturity)...................        12/01/04             8.250             491,207
    2,675     Oklahoma Housing Finance Agency Single-Family
                Revenue Mortgage Homeownership Loan Series
                A-1.............................................        09/01/12             4.400           2,710,390

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PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
OKLAHOMA--(CONCLUDED)
   $  765     Tulsa Metropolitan Utility Authority Revenue......        02/01/03             7.000%       $    772,321
                                                                                                          ------------
                                                                                                             4,322,204
                                                                                                          ------------
PENNSYLVANIA--1.23%
      400     Blair County Hospital Authority Revenue Hospital
                Altoona Hospital Project A (AMBAC Insured)......        07/01/06             5.375             429,924
      535     Chester County Health & Education Jefferson Health
                Systems Series B (AMBAC Insured)................        05/15/12             5.000             549,942
       45     Chester County Hospital Authority Revenue (Escrow
                to Maturity)....................................        07/01/09             7.500              51,079
       30     Conneaut School District (Escrow to Maturity)
                (AMBAC Insured).................................        05/01/02             9.250              30,576
       70     Lancaster Sewer Authority (Escrow to Maturity)....        04/01/12             6.000              77,566
      100     Lehigh County General Purpose Authority Hospital
                Revenue Lehigh Valley Hospital Series A (AMBAC
                Insured)........................................        07/01/28             1.460             100,000
    1,460     Lewisburg Area School District (MBIA Insured).....        06/01/15             6.250           1,483,068
      400     Luzerne County Industrial Development Authority
                Pennsylvania Gas & Water Series B*..............        12/01/22             7.125             413,892
      125     Philadelphia Hospital & Higher Education Health
                Systems Jefferson Health Systems A (MBIA
                Insured)........................................        05/15/07             5.250             133,480
                                                                                                          ------------
                                                                                                             3,269,527
                                                                                                          ------------
RHODE ISLAND--0.22%
      570     Rhode Island Housing & Mortgage Finance Corp.
                Homeownership Opportunity-9-D *.................        10/01/12             5.150             590,144
                                                                                                          ------------
SOUTH CAROLINA--2.22%
      195     Charleston County Hospital Facility Roper Hospital
                (Escrow to Maturity)............................        10/01/11             7.000             222,986
    5,070     South Carolina Transportation Infrastructure Bank
                Revenue Series A (MBIA Insured).................        10/01/09             6.000           5,708,567
                                                                                                          ------------
                                                                                                             5,931,553
                                                                                                          ------------
SOUTH DAKOTA--2.91%
    3,040     Sioux Falls Sales Tax Revenue Series B (AMBAC
                Insured)........................................        11/15/06             5.500           3,322,598
    3,280     South Dakota Health & Educational Facitities
                Authority Revenue Refunding Prairie Lakes
                Healthcare (ACA/CBI Insured)....................        04/01/13             5.450           3,340,287
      655     South Dakota Housing Development Authority Revenue
                Homeownership Mortgage Series A.................        05/01/06             5.500             697,935
      360     South Dakota State Health & Educational Revenue
                St. Lukes Hospital Project (Escrow to
                Maturity).......................................        10/01/07             6.800             395,820
                                                                                                          ------------
                                                                                                             7,756,640
                                                                                                          ------------
TENNESSEE--4.43%
      180     Knox County Health Educational & Housing Facility
                St. Mary's Medical Center (Escrow to
                Maturity).......................................        08/01/03             7.250             189,385
      115     La Follette Housing Development Corp. (FHA/MBIA
                Insured)........................................        01/01/05             5.400             116,633
    7,300     Metropolitan Government Nashville & Davidson
                County Water Sewer Revenue Cab Converter
                Refunding (FGIC/TCRs)...........................        01/01/12             7.700           9,128,650
      165     Metropolitan Government Nashville Health &
                Education Southern Advantist Hospital Health
                Systems (Escrow to Maturity)....................        10/01/09             8.700             198,381
    2,000     Tennessee State Refunding Series B................        05/01/05             6.000           2,185,480
                                                                                                          ------------
                                                                                                            11,818,529
                                                                                                          ------------
TEXAS--7.75%
    3,400     Austin Texas Utility Systems Revenue Refunding
                (AMBAC Insured).................................        11/15/09             6.750           3,978,000
    5,000     Brazos River Authority Pollution Control Revenue
                Refunding TXU Electric Co. Project Series A.....        10/01/30             4.950           5,065,250

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PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
TEXAS--(CONCLUDED)
   $2,480     Fort Bend Independent School District (PSF/GTD
                Insured)........................................        08/15/07             7.000%       $  2,876,751
      220     Galveston County Housing Finance Corp.
                Single-Family Mortgage Revenue..................        04/01/15             9.750             236,753
    2,170     Harlingen Housing Finance Corp. Single-Family
                Mortgage Revenue Series A (GNMA/FNMA
                Collateralized).................................        09/01/22             5.250           2,239,657
      710     Harris County Toll Road Unrefunded Balance Series
                A (AMBAC Insured)...............................        08/15/17             6.500             742,035
      230     Houston Texas Airport Systems Revenue (Escrow to
                Maturity).......................................        07/01/10             7.600             268,624
      505     McKinney Independent School District School
                Building Revenue (PSF/GTD Insured)..............        02/15/04             6.000             540,173
    1,285     Mission Consolidated Independent School District
                Revenue.........................................        02/15/04             6.500           1,386,399
    1,005     South Plains Finance Corp. Refunding Mortgage
                Series C (FNMA/ GNMA Collateralized)............        03/01/21             7.400           1,116,857
    1,500     Southeast Housing Finance Corp. Series B
                (Pre-refunded to 12/01/02 at $36.127)...........        12/01/16             7.625#            533,400
      355     Texas State Prerefunded Water Development Board...        08/01/18             5.750             387,702
      180     Texas State Public Property Finance Corp. Revenue
                Mental Health Retardation.......................        09/01/03             5.400             179,894
    1,085     Texas State Water Development Board Unrefunded
                Balance.........................................        08/01/18             5.750           1,115,391
                                                                                                          ------------
                                                                                                            20,666,886
                                                                                                          ------------
UTAH--1.38%
       40     Salt Lake County Water Conservation (Escrow to
                Maturity)
                (MBIA Insured)..................................        10/01/02             10.875             42,430
    1,000     Utah Associated Municipal Power Systems Revenue
                San Juan Project (MBIA Insured).................        06/01/22             6.375           1,108,240
      215     Utah State Housing Finance Agency Single-Family
                Mortgage Senior Issue Series D-2 (FHA/VA
                Insured)........................................        01/01/11             6.450             221,076
    1,900     Utah State Housing Finance Agency Single-Family
                Mortgage Series G-3, Class III..................        07/01/15             5.700           1,969,635
      260     Utah State Housing Finance Agency Single-Family
                Mortgage Subseries A-1 (AMBAC Insured)..........        07/01/08             5.900             277,839
       45     Utah State Housing Finance Agency Single-Family
                Mortgage Subseries G (AMBAC Insured)............        07/01/07             5.650              47,776
       25     Utah State Housing Finance Agency Single-Family
                Mortgage Subseries H-1 (AMBAC Insured)..........        07/01/07             5.650              26,543
                                                                                                          ------------
                                                                                                             3,693,539
                                                                                                          ------------
VIRGINIA--0.67%
    1,650     Virginia Public Building Authority Revenue
                Refunding (Escrow to Maturity)..................        03/01/04             6.250           1,779,245
                                                                                                          ------------
WASHINGTON--4.59%
    3,605     Energy Northwest Electric Revenue Refunding
                Project No. 3 Series A (FSA Insured)............        07/01/10             5.500           3,899,709
       20     Washington State Prerefunded Series 93-A..........        10/01/12             5.750              22,422
    6,000     Washington State Public Power Supply Systems
                Nuclear Project Number 1 Revenue Refunding
                Series A........................................        07/01/08             6.000           6,669,420
    1,480     Washington State Unrefunded Balance Series 93-A
                (FSA Insured)...................................        10/01/12             5.750           1,648,543
                                                                                                          ------------
                                                                                                            12,240,094
                                                                                                          ------------
WEST VIRGINIA--1.15%
    2,675     Kanawha County Residential Mortgage Revenue
                (Escrow to Maturity)............................        09/01/10             7.375           3,062,822
                                                                                                          ------------

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PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
WEST VIRGINIA--(CONCLUDED)

MUNICIPAL BONDS AND NOTES--(CONCLUDED)
WISCONSIN--0.43%
   $1,000     Wisconsin Housing & Economic Development Authority
                Housing Revenue Series B........................        11/01/03             5.100%       $  1,035,580
      100     Wisconsin Housing & Economic Development
                Homeownership Revenue Series G*.................        03/01/04             5.250             104,474
                                                                                                          ------------
                                                                                                             1,140,054
                                                                                                          ------------
WYOMING--1.63%
    4,000     Sweetwater County Wyoming Solid Waste Disposal
                Revenue FMC Corp. Project Series A..............        06/01/24             7.000           4,036,520
      295     Teton County Hospital District Refunding
                Improvement (ACA Insured).......................        12/01/09             5.100             302,056
                                                                                                          ------------
                                                                                                             4,338,576
                                                                                                          ------------
Total Municipal Bonds and Notes (cost--$257,871,611)............                                           266,755,003
                                                                                                          ------------

NUMBER OF
SHARES
(000)
----------------------------------------------------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND--0.04%
       99     Seven Seas Money Market Fund (cost--$99,288)......        02/01/02             1.090+             99,288
                                                                                                          ------------
Total Investments (cost--$257,970,899)--100.06%.................                                           266,854,291
                                                                                                              (161,753)
Liabilities in excess of other assets--(0.06)%..................
                                                                                                          ------------
Net Assets--100.00%.............................................                                          $266,692,538
                                                                                                          ============

-----------------

#      Zero coupon bond; rate represents annualized yield at date of purchase.
*      Security subject to Alternative Minimum Tax.
+      Interest rate shown reflects yield at January 31, 2002.
ACA    American Capital Access.
AMBAC  American Municipal Bond Assurance Corporation.
CBI    Certificates of Bond Insurance.
FGIC   Federal Guaranty Insurance Corporation.
FHA    Federal Housing Authority.
FNMA   Federal National Mortgage Association.
FSA    Financial Security Assurance.
GNMA   Government National Mortgage Association.
GTD    Guaranteed.
IBC    Insured Bond Certificate.
MBIA   Municipal Bond Investors Assurance.
PSF    Permanent School Fund.
TCRs   Transferable Custodial Receipts.
VA     Veterans Association.

                 See accompanying notes to financial statements

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PACE GLOBAL FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 2002(UNAUDITED)

  PRINCIPAL
   AMOUNT                                                                  MATURITY             INTEREST
   (000)**                                                                  DATES                 RATES          VALUE
-------------                                                      ------------------------  ---------------  ------------
LONG-TERM GLOBAL DEBT SECURITIES--104.36%
AUSTRALIA--0.14%
  USD    360   National Australia Bank Ltd.......................          05/19/10              8.600%       $    411,507
                                                                                                              ------------
AUSTRIA--4.83%
      15,500   Republic of Austria...............................          07/15/06               5.875         13,965,128
                                                                                                              ------------
BELGIUM--1.54%
       4,957   Kingdom of Belgium................................          09/28/10               5.750          4,448,520
                                                                                                              ------------
CANADA--0.72%
  USD    610   CP Railway Ltd....................................          10/15/11               6.250            605,868
       2,300   Government of Canada..............................    06/01/10 to 06/01/11    5.500 to 6.000      1,484,974
                                                                                                              ------------
                                                                                                                 2,090,842
                                                                                                              ------------
DENMARK--0.48%
      11,311   Kingdom of Denmark (1)............................    11/15/07 to 11/15/11    6.000 to 7.000      1,391,036
                                                                                                              ------------
FRANCE--0.94%
       2,250   Republic of France................................    10/25/10 to 10/25/32    5.500 to 5.750      2,049,461
         750   Vivendi Environnement.............................          06/27/08               5.875            652,883
                                                                                                              ------------
                                                                                                                 2,702,344
                                                                                                              ------------
GERMANY--9.02%
      29,542   Federal Republic of Germany.......................    02/17/06 to 01/04/31    4.125 to 5.500     26,051,467
                                                                                                              ------------
ITALY--1.45%
  USD  1,500   Republic of Italy.................................          10/25/06               4.375          1,462,050
 JPY  80,000   Republic of Italy.................................          05/12/02               0.375            597,128
       1,760   Sanpaolo IMI SpA..................................          04/06/10               6.375          1,596,002
         600   UniCredito Italiano SpA...........................          03/16/11               6.000            521,806
                                                                                                              ------------
                                                                                                                 4,176,986
                                                                                                              ------------
JAPAN--6.77%
     100,000   Export-Import Bank of Japan.......................          10/01/03               4.375            798,396
   2,381,000   Japan Government Bonds............................    06/21/10 to 06/20/11    1.200 to 1.900     18,041,596
     100,000   Primus Financial Services.........................          12/16/02               0.790            738,743
                                                                                                              ------------
                                                                                                                19,578,735
                                                                                                              ------------
MALAYSIA--0.50%
  USD  1,385   Republic of Malaysia..............................          07/15/11               7.500          1,449,708
                                                                                                              ------------
MEXICO--0.48%
  USD  1,400   PEMEX Master Trust................................          02/01/22               8.625          1,384,264
                                                                                                              ------------
NETHERLANDS--5.08%
  USD    290   Deutsche Telekom International Finance BV.........          06/15/10               8.000            317,039
       1,600   Deutsche Telekom International Finance BV.........          07/11/06               5.875          1,383,817
      13,936   Government of the Netherlands.....................    07/15/08 to 01/15/28    5.250 to 5.500     12,301,645
         800   ING Verzekeringen NV..............................          06/21/21              6.250+            690,324
                                                                                                              ------------
                                                                                                                14,692,825
                                                                                                              ------------
NORWAY--0.22%
  EUR    700   Norsk Hydro ASA...................................          01/15/10               6.250            621,759
                                                                                                              ------------
PERU--0.57%
  USD  2,095   Republic of Peru..................................          03/07/17               4.500          1,655,050
                                                                                                              ------------

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PACE GLOBAL FIXED INCOME INVESTMENTS

PHILIPPINES--2.36%
  PRINCIPAL
   AMOUNT                                                                  MATURITY             INTEREST
   (000)**                                                                  DATES                 RATES          VALUE
-------------                                                      ------------------------  ---------------  ------------
                                                                                                8.875 to
  USD  6,968   Republic of Philippines...........................    04/15/08 to 03/16/25        10.625%      $  6,830,745
                                                                                                              ------------
SPAIN--1.25%
       4,137   Kingdom of Spain..................................          07/30/05               4.950          3,599,677
                                                                                                              ------------
SUPRANATIONAL--0.26%
 JPY 100,000   Inter-American Development Bank...................          02/05/02               2.250            745,851
                                                                                                              ------------
SWEDEN--4.02%
  EUR    900   Assa Abloy AB.....................................          12/04/06               5.125            761,305
      84,200   Kingdom of Sweden.................................    08/15/07 to 03/15/11    5.250 to 8.000      8,215,532
 EUR   1,800   Nordbanken AB.....................................          12/13/10              5.491+          1,599,948
 EUR   1,200   Svenska Handelsbanken AB..........................          03/07/11               5.500          1,048,380
                                                                                                              ------------
                                                                                                                11,625,165
                                                                                                              ------------
UNITED KINGDOM--8.60%
 EUR   2,200   Barclays Bank PLC.................................          03/08/11               5.750          1,929,214
 EUR   1,500   British Telecom PLC...............................          02/15/11               6.875          1,367,318
  USD  1,000   Glaxo Wellcome PLC................................          01/25/06               6.125          1,044,850
 EUR   1,500   J Sainsbury PLC...................................          07/11/08               5.625          1,304,546
 EUR   1,000   Marks & Spenser PLC...............................          11/07/06               5.125            852,855
 EUR   1,000   NGG Finance PLC...................................          08/23/11               6.125            872,104
  EUR    400   Standard Chartered PLC............................          05/06/09               5.375            336,055
  EUR    820   TI Group PLC......................................          07/18/05               6.375            730,627
       9,910   United Kingdom Treasury Bonds.....................    08/27/02 to 06/07/32    4.250 to 9.750     15,092,045
 EUR   1,600   United Utilities Water PLC........................          03/18/09               4.875          1,318,452
                                                                                                              ------------
                                                                                                                24,848,066
                                                                                                              ------------
UNITED STATES--55.13%
  EUR    900   Ahold Finance U.S.A., Inc.........................          03/14/12               5.875            769,116
       1,390   American Electric Power, Inc......................          05/15/06               6.125          1,398,833
 EUR   1,000   AT&T Corp.........................................          11/21/06               6.000            850,320
       2,750   Bank of America Corp..............................          02/01/07               5.250          2,738,989
       2,430   Bank One Corp.....................................    02/01/06 to 11/15/11    5.900 to 6.500      2,526,692
       2,609   Bayview Financial Acquistion Asset Trust
                 Series 2001-BA, Class M2 (2)....................          07/25/31              2.660+          2,602,409
 JPY 107,000   BMW US Capital Corp...............................          12/20/02               0.700            800,960
       4,000   Centex Home Equity Loan Trust,
                 Series 2001-B, Class A3.........................          11/25/27               5.770          4,073,472
       5,155   Chase Funding Mortgage Loan.......................          12/26/24               6.860          5,293,306
       1,590   Cingular Wireless (2).............................    12/15/11 to 12/15/31    6.500 to 7.125      1,614,350
       3,000   Citibank Credit Card Master Trust I,
                 Series 1999-7, Class A..........................          11/15/06               6.650          3,191,223
       4,520   Citigroup, Inc. (1)...............................    08/09/06 to 01/18/11    5.500 to 6.500      4,636,807
         880   Countrywide Home Loans, Inc.......................          02/01/07               5.500            877,272
       3,840   CS First Boston, Inc..............................    08/01/06 to 01/15/12    5.875 to 6.500      3,882,446
       1,210   DaimlerChrysler N.A. Holding Corp.................          01/15/12               7.300          1,229,081
         240   Delhaize America, Inc. (2)........................          04/15/06               7.375            254,712
       1,150   Discover Card Master Trust I, Series 2001-5, Class
                 A...............................................          11/16/06               5.300          1,184,873
       4,250   EQCC Home Equity Loan Trust,
                 Series 1999-03, Class A3F.......................          11/25/24               7.067          4,426,675
       8,913   Federal Home Loan Mortgage Corp...................    06/15/11 to 03/15/29    6.000 to 7.500      9,103,991
      15,000   Federal Home Loan Mortgage Corp...................            TBA             6.000 to 6.500     14,917,188
       5,000   Federal National Mortgage Association.............            TBA                  6.000          4,912,500
       2,625   Federal National Mortgage Association.............    08/15/02 to 02/01/31    6.000 to 7.500      2,709,743
       1,062   Federal National Mortgage Association.............          05/18/27              2.250+          1,070,800
         340   FirstEnergy Corp..................................          11/15/11               6.450            339,154
         900   Ford Credit Auto Owner Trust,
                 Series 2002-A, Class A2B........................          05/15/04              1.841+            896,811

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PACE GLOBAL FIXED INCOME INVESTMENTS

  PRINCIPAL
   AMOUNT                                                                  MATURITY             INTEREST
   (000)**                                                                  DATES                 RATES          VALUE
-------------                                                      ------------------------  ---------------  ------------
LONG-TERM GLOBAL DEBT SECURITIES--(CONCLUDED)
UNITED STATES--(CONCLUDED)
       1,200   Ford Motor Credit Co..............................          02/01/06              6.875%       $  1,204,264
       5,197   General Motors Acceptance Corp....................    03/12/03 to 02/01/07    5.750 to 6.125      5,286,484
       1,310   Goldman Sachs Group, Inc..........................          01/15/12               6.600          1,318,465
       3,608   Government National Mortgage Association..........    12/16/22 to 10/15/31    2.450 to 7.500      3,706,144
       5,000   Government National Mortgage Association..........            TBA                  7.500          5,212,500
         290   Heller Financial, Inc.............................          08/23/02               7.500            298,561
       7,200   Honda Auto Receivables Owner Trust,
                 Series 2001-3, Class A2.........................          02/18/04               2.760          7,210,988
 EUR   1,000   International Business Machines Corp..............          09/26/02              3.464+            859,572
       1,360   J.P. Morgan Chase & Co............................          02/01/11               6.750          1,384,986
         290   John Hancock Financial Services, Inc..............          12/01/08               5.625            286,494
         460   KeySpan Corp......................................          11/15/10               7.625            499,641
       1,500   Kraft Foods, Inc..................................          11/01/06               4.625          1,475,729
         250   MBNA Corp.........................................          01/17/07               6.250            247,005
          20   Mellon Funding Corp...............................          05/14/11               6.400             20,264
       5,000   Option One Trust..................................          02/01/05               5.000          5,000,000
         140   Peoples Energy Corp...............................          01/15/11               6.900            140,640
       1,710   PNC Funding Corp..................................          08/01/06               5.750          1,722,213
       1,600   Powergen US Funding LLC...........................          10/15/04               4.500          1,585,554
         440   PPL Energy Supply LLC (2).........................          11/01/11               6.400            416,690
       1,090   Progress Energy, Inc..............................    03/01/04 to 03/01/11    6.550 to 7.100      1,149,117
       1,440   Qwest Capital Funding, Inc........................          08/03/04               5.875          1,416,152
         700   Reed Elsevier Capital, Inc........................          08/01/06               6.125            712,086
       1,000   Sprint Capital Corp...............................          01/30/11               7.625          1,035,311
       1,824   Structured Asset Securities Corp..................          04/25/29               4.125          1,827,325
       3,000   Toyota Auto Receivables Owner Trust...............          03/15/05               3.910          2,999,986
 JPY 200,000   Toyota Motor Credit Corp..........................          05/23/03               0.625          1,499,774
       1,720   U.S. Treasury Bonds++.............................          02/15/31               5.375          1,704,950
      22,476   U.S. Treasury Notes (1)...........................    11/30/03 to 08/15/11    3.000 to 5.750     22,701,552
         260   Union Pacific Corp................................          01/15/12               6.125            255,642
       1,570   US Bank, N.A......................................          08/01/11               6.375          1,595,666
       1,780   Verizon Wireless, Inc.............................          12/15/06               5.375          1,762,880
         160   Virginia Electric & Power Co......................          02/01/07               5.375            159,684
       1,500   Wal-Mart Stores, Inc..............................          08/01/06               5.450          1,531,308
       4,690   Wells Fargo Bank N.A..............................          02/01/11               6.450          4,809,421
                                                                                                              ------------
                                                                                                               159,338,771
                                                                                                              ------------
Total Long-Term Global Debt Securities (cost--$308,921,117)......                                              301,608,446
                                                                                                              ------------

                                                        NUMBER OF
                                                          RIGHTS
                                                          (000)
--------------------------------------------------------------------------------------------------------------------------
RIGHTS--0.01%
MEXICO--0.01%
       4,518   United Mexican States (cost--$0)..................          06/30/03               0.000             19,427
                                                                                                              ------------

 PRINCIPAL
   AMOUNT
  (000)**
-------------
SHORT-TERM GLOBAL DEBT SECURITIES--0.59%
UNITED KINGDOM--0.26%
 JPY 100,000   Bank of Scotland Treasury Services PLC............          07/24/02              0.105+            745,699
                                                                                                              ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE GLOBAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                                 MATURITY              INTEREST
  (000)**                                                                   DATES                RATES           VALUE
-------------                                                      ------------------------  ---------------  ------------
SHORT-TERM GLOBAL DEBT SECURITIES--(CONCLUDED)
UNITED KINGDOM--(CONCLUDED)
UNITED STATES--0.33%
 JPY 131,000   General Motors Acceptance Corp....................          07/26/02              0.176%+      $    970,633
                                                                                                              ------------
Total Short-Term Global Debt Securities (cost--$2,054,578).......                                                1,716,332
                                                                                                              ------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS--0.07%
         200   U.S. Treasury Bills++ (cost--$199,402)............    02/28/02 to 03/28/02    0.010 to 2.305@       199,524
                                                                                                              ------------

REPURCHASE AGREEMENTS--5.33%
       4,522   Repurchase Agreement dated 01/31/02 with Societe
                 Generale, collateralized by $4,805,000 U.S.
                 Treasury Bonds, 5.250% due
                 11/15/28; (value--$4,612,800);
                 proceeds: $4,522,236............................          02/01/02               1.880          4,522,000
      10,885   Repurchase Agreement dated 01/31/02 with State
                 Street Bank & Trust Co., collateralized by
                 $10,593,499 U.S. Treasury Notes, 5.500% to
                 5.750% due 11/30/02 to 05/31/03;
                 (value--$11,103,137); proceeds: $10,885,538.....          02/01/02               1.780         10,885,000
                                                                                                              ------------
Total Repurchase Agreements (cost--$15,407,000)..................                                               15,407,000
                                                                                                              ------------
Total Investments (cost--$326,582,097)--110.36%..................                                              318,950,729
                                                                                                               (29,931,633)
Liabilities in excess of other assets--(10.36)%..................
                                                                                                              ------------
Net Assets--100.00%..............................................                                             $289,019,096
                                                                                                              ============

-----------------

Note:  The Portfolio of Investments is listed by the issuer's country of origin.
**     In local currency unless otherwise indicated.
+ Floating rate securities. The interest rates shown are the current rates as of January 31, 2002.
++     Entire or partial amount pledged as collateral for futures transactions.
@      Interest rate shown is discount rate at date of purchase.
(1)    Security, or portion thereof, was on loan at January 31, 2002.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
EUR    Euro Dollars.
JPY    Japanese Yen.
USD    U.S. Dollars.
TBA (To Be Assigned) Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS

      NUMBER OF                                                                            IN
      CONTRACTS                             CONTRACTS TO DELIVER                      EXCHANGE FOR   EXPIRATION DATES
---------------------   ------------------------------------------------------------  ------------   ----------------
         120            EURO 10 Year Bond...........................................      $111,148     March 2002
         147            EURO 5 Year Note............................................       133,911     March 2002
           9            Japan 10 Year Bond..........................................        90,981     March 2002
          30            Gilt 10 Year Futures........................................        48,548     March 2002
          49            U.S. 2 Year Treasury Note...................................       102,594     March 2002
         265            U.S. 5 Year Treasury Note...................................       281,107     March 2002
         165            U.S. 10 Year Treasury Note..................................       174,694     March 2002
          68            U.S. 30 Year Treasury Bond..................................        69,934     March 2002

                         UNREALIZED
      NUMBER OF         APPRECIATION
      CONTRACTS        (DEPRECIATION)
---------------------  --------------
         120              $(131,625)
         147                (32,614)
           9               (101,484)
          30                 (7,191)
          49                 18,375
         265                (81,359)
         165                (13,203)
          68                 99,938
                          ---------
                          $(249,164)
                          =========

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GLOBAL FIXED INCOME INVESTMENTS

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                             UNREALIZED
                                                            CONTRACTS TO         IN                         APPRECIATION
                                                              DELIVER       EXCHANGE FOR   MATURITY DATES  (DEPRECIATION)
                                                           --------------  --------------  --------------  --------------
Austrailian Dollar.......................................      4,150,000   JPY  2,175,845   05/28/02         $   (85,809)
Austrailian Dollar.......................................    282,853,210   JPY  2,175,845   05/28/02              53,022
Austrailian Dollar.......................................      1,100,000   USD   567,011    02/25/02              (9,568)
Austrailian Dollar.......................................      4,598,365   USD 2,390,000    02/25/02             (59,703)
British Pounds...........................................      3,000,000   EUR 2,703,493    02/25/02             128,136
British Pounds...........................................      1,877,100   EUR 2,703,493    02/25/02             (56,402)
British Pounds...........................................      4,270,000   EUR 3,690,816    03/27/02              30,187
British Pounds...........................................      2,611,212   EUR 3,690,816    03/27/02             (15,435)
British Pounds...........................................      8,464,919   EUR 7,475,002    03/27/02             218,110
British Pounds...........................................      5,200,000   EUR 7,475,002    03/27/02            (155,801)
British Pounds...........................................        378,000   JPY   549,536    02/25/02             (16,480)
British Pounds...........................................     71,695,260   JPY   549,536    02/25/02              14,170
British Pounds...........................................      1,818,882   USD 2,621,800    02/25/02             (56,809)
British Pounds...........................................        450,000   USD   642,803    05/28/02             (11,727)
Canadian Dollar..........................................      2,063,523   USD 1,308,844    02/25/02             (12,854)
Canadian Dollar..........................................      2,144,607   USD 1,339,019    02/25/02               7,895
Canadian Dollar..........................................      4,369,904   USD 2,740,955    02/25/02               3,550
Canadian Dollar..........................................      6,132,795   USD 3,850,323    03/27/02                 560
Canadian Dollar..........................................      7,136,864   USD 4,480,000    03/27/02               1,354
Canadian Dollar..........................................     14,413,952   USD 8,960,000    03/27/02              90,758
Euro Dollar..............................................      3,000,000   CHF 1,827,839    02/25/02              82,271
Euro Dollar..............................................      2,040,455   CHF 1,827,839    02/25/02             (76,206)
Euro Dollar..............................................      4,300,000   CHF 2,605,327    02/25/02             103,346
Euro Dollar..............................................      2,934,753   CHF 2,605,327    02/25/02             (85,982)
Euro Dollar..............................................      2,364,523   GBP 2,089,292    05/28/02             (67,089)
Euro Dollar..............................................      1,470,000   GBP 2,089,292    05/28/02              27,780
Euro Dollar..............................................      3,684,981   GBP 3,256,049    03/27/02             (96,951)
Euro Dollar..............................................      2,288,668   GBP 3,256,049    03/27/02              34,660
Euro Dollar..............................................      2,017,000   JPY  1,795,433   02/25/02             (63,935)
Euro Dollar..............................................    234,287,055   JPY  1,795,433   02/25/02              45,956
Euro Dollar..............................................      3,668,768   SEK 3,222,096    03/27/02             (76,897)
Euro Dollar..............................................     33,926,752   SEK 3,222,096    03/27/02              50,612
Euro Dollar..............................................      6,547,667   USD 5,893,653    02/25/02            (272,794)
Euro Dollar..............................................      1,541,148   USD 1,393,198    02/25/02             (70,196)
Euro Dollar..............................................      1,048,183   USD   930,000    02/25/02             (30,185)
Euro Dollar..............................................     13,760,500   USD 12,343,168   02/25/02            (530,436)
Euro Dollar..............................................      2,370,712   USD 2,100,000    02/25/02             (64,857)
Euro Dollar..............................................      2,831,423   USD 2,504,394    02/25/02             (73,752)
Euro Dollar..............................................      4,298,059   USD 3,830,000    02/25/02            (140,322)
Euro Dollar..............................................      4,270,000   USD 3,695,429    03/27/02             (34,800)
Euro Dollar..............................................      5,120,000   USD 4,428,416    03/27/02             (39,091)
Euro Dollar..............................................      6,041,493   USD 5,230,000    03/27/02             (50,687)
Euro Dollar..............................................      2,900,000   USD 2,501,395    05/28/02             (21,238)
Euro Dollar..............................................      1,486,420   USD 1,315,957    05/28/02             (44,732)
Japanese Yen.............................................  3,008,307,704   USD 24,867,185   02/25/02          (2,403,434)
Japanese Yen.............................................    375,921,000   USD 3,150,000    02/25/02            (342,909)
Japanese Yen.............................................    429,354,000   USD 3,600,000    02/25/02            (393,912)
Japanese Yen.............................................    599,056,640   USD 4,480,000    03/27/02                 580
Japanese Yen.............................................  1,337,739,181   USD 10,216,507   03/27/02            (211,030)
Japanese Yen.............................................    111,837,900   USD   850,000    05/28/02             (10,653)
Swedish Krona............................................      2,802,691   EUR 2,467,134    03/27/02              64,414
Swedish Krona............................................     25,972,257   EUR 2,467,134    03/27/02             (39,239)
Swedish Krona............................................      5,120,000   EUR 4,430,574    03/27/02              41,249
Swedish Krona............................................     47,241,216   EUR 4,430,574    03/27/02             (14,450)
Swedish Krona............................................     17,031,360   USD 1,595,653    02/25/02                (713)
Swedish Krona............................................     21,976,479   USD 2,093,237    03/27/02             (38,869)
Swiss Franc..............................................      7,157,740   EUR 4,308,777    05/28/02            (141,600)
Swiss Franc..............................................      4,880,000   EUR 4,308,777    05/28/02             135,271

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PACE GLOBAL FIXED INCOME INVESTMENTS

FORWARD FOREIGN CURRENCY CONTRACTS--(CONCLUDED)
                                                                                                             UNREALIZED
                                                            CONTRACTS TO         IN                         APPRECIATION
                                                              DELIVER       EXCHANGE FOR   MATURITY DATES  (DEPRECIATION)
                                                           --------------  --------------  --------------  --------------
Swiss Franc..............................................      7,300,000   USD 4,271,504    02/25/02         $   (23,953)
U.S. Dollar..............................................      8,127,672   CAD 5,189,057    02/25/02              84,497
U.S. Dollar..............................................      7,207,021   CAD 4,480,000    03/27/02             (45,407)
U.S. Dollar..............................................      7,300,000   CHF 4,273,579    05/28/02              23,580
U.S. Dollar..............................................      9,682,132   DKK 1,165,343    02/25/02              46,553
U.S. Dollar..............................................      1,062,389   EUR   949,776    02/25/02              37,766
U.S. Dollar..............................................      1,800,000   EUR 1,612,566    02/25/02              67,352
U.S. Dollar..............................................      2,050,000   EUR 1,827,780    02/25/02              67,953
U.S. Dollar..............................................      2,230,000   EUR 1,987,644    02/25/02              73,295
U.S. Dollar..............................................      4,450,000   EUR 3,955,360    02/25/02             135,248
U.S. Dollar..............................................      6,086,144   EUR 5,230,000    03/27/02              12,409
U.S. Dollar..............................................      5,940,000   EUR 5,230,259    03/27/02             137,956
U.S. Dollar..............................................      5,940,000   EUR 5,231,506    03/27/02             139,203
U.S. Dollar..............................................     11,111,303   EUR 9,777,947    03/27/02             252,336
U.S. Dollar..............................................      2,750,000   EUR 2,356,008    05/28/02               4,134
U.S. Dollar..............................................      3,950,000   EUR 3,488,403    05/28/02             110,258
U.S. Dollar..............................................      1,805,499   EUR 1,581,798    05/28/02              37,687
U.S. Dollar..............................................      1,859,672   EUR 1,603,037    05/28/02              12,596
U.S. Dollar..............................................        958,135   GBP 1,388,625    02/25/02              37,461
U.S. Dollar..............................................      2,623,104   GBP 3,695,429    03/27/02               3,309
U.S. Dollar..............................................      1,450,000   GBP 2,065,916    05/28/02              32,452
U.S. Dollar..............................................    240,606,000   JPY  2,000,000   02/25/02             203,338
U.S. Dollar..............................................    261,257,250   JPY  2,150,000   02/25/02             199,130
U.S. Dollar..............................................    332,134,440   JPY  2,600,000   02/25/02             119,874
U.S. Dollar..............................................    198,487,815   JPY  1,564,000   02/25/02              81,844
U.S. Dollar..............................................    594,944,000   JPY  4,480,000   03/27/02              30,180
U.S. Dollar..............................................    164,487,500   JPY  1,250,000   05/28/02              15,516
U.S. Dollar..............................................     47,395,565   SEK 4,428,416    03/27/02              (2,137)
U.S. Dollar..............................................    255,565,000   USD 2,000,000    02/25/02              91,635
U.S. Dollar..............................................     16,906,414   USD 14,810,018   05/28/02             351,204
                                                                                                             -----------
                                                                                                             $(2,446,397)
                                                                                                             ===========

CURRENCY TYPE ABBREVIATIONS:

CAD Canadian Dollars
CHF Swiss Franc
DKK Danish Krone
EUR Euro Dollars
GBP British Pounds
JPY Japanese Yen
SEK Swedish Krona
USD U.S. Dollars

INVESTMENTS BY TYPE OF ISSUER

                                                              PERCENT OF PORTFOLIO ASSETS
                                                              ----------------------------
                                                              LONG-TERM         SHORT-TERM
                                                              ---------         ----------
Government and other public issuers ........................    57.90%             0.06%
Repurchase Agreements ......................................       --              4.83
Bank and other financial institutions ......................    29.40              0.54
Industrial .................................................     7.27                --
                                                                -----              ----
                                                                94.57%             5.43%
                                                                =====              ====

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 2002(UNAUDITED)

NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------
COMMON STOCKS--98.22%
AEROSPACE & DEFENSE--3.78%
  39,600   Boeing Co......................................................................  $  1,621,620
  85,200   General Dynamics Corp..........................................................     7,630,512
  63,600   Honeywell International, Inc...................................................     2,137,596
  11,000   L-3 Communications Holdings, Inc.*.............................................     1,127,720
 117,000   Lockheed Martin Corp...........................................................     6,197,490
  42,400   Northrop Grumman Corp..........................................................     4,732,264
 188,399   United Technologies Corp.......................................................    12,948,663
                                                                                            ------------
                                                                                              36,395,865
                                                                                            ------------
AUTO COMPONENTS--0.78%
  61,000   ArvinMeritor, Inc..............................................................     1,467,050
  35,000   Borg Warner, Inc...............................................................     1,939,000
 101,000   Lear Corp.*....................................................................     4,056,160
                                                                                            ------------
                                                                                               7,462,210
                                                                                            ------------
AUTOMOBILES--1.14%
 167,900   Ford Motor Co..................................................................     2,568,870
 164,250   General Motors Corp............................................................     8,399,745
                                                                                            ------------
                                                                                              10,968,615
                                                                                            ------------
BANKS--10.96%
 104,000   Amsouth Bancorp................................................................     2,168,400
  48,000   Associated Banc-Corp...........................................................     1,662,720
 120,600   Astoria Financial Corp.........................................................     3,498,606
 301,100   Bank of America Corp...........................................................    18,978,333
 281,550   Bank One Corp..................................................................    10,558,125
  82,000   Banknorth Group, Inc...........................................................     1,940,120
  74,600   Charter One Financial, Inc.....................................................     2,221,588
 221,100   FleetBoston Financial Corp.....................................................     7,433,382
 120,600   Golden State Bancorp, Inc......................................................     3,429,864
  89,800   GreenPoint Financial Corp......................................................     3,852,420
 245,900   KeyCorp........................................................................     6,051,599
 109,900   National City Corp.............................................................     3,090,388
  94,000   SouthTrust Corp................................................................     2,316,160
 304,500   U.S. Bancorp, Inc..............................................................     6,339,690
  81,000   Union Planters Corp. (1).......................................................     3,625,560
 134,000   Wachovia Corp..................................................................     4,455,500
 286,200   Washington Mutual, Inc.........................................................     9,822,384
  60,000   Webster Financial Corp.........................................................     1,995,000
 259,250   Wells Fargo & Co...............................................................    12,026,607
                                                                                            ------------
                                                                                             105,466,446
                                                                                            ------------
BEVERAGES--0.88%
 137,900   Diageo PLC, ADR (1)............................................................     6,461,994
  40,000   PepsiCo, Inc...................................................................     2,003,600
                                                                                            ------------
                                                                                               8,465,594
                                                                                            ------------
CHEMICALS--0.76%
  36,300   Albemarle Corp.................................................................       851,235
  38,100   Dow Chemical Co................................................................     1,125,474
  53,900   E.I. du Pont de Nemours & Co...................................................     2,380,763
  89,200   Lubrizol Corp..................................................................     2,974,820
                                                                                            ------------
                                                                                               7,332,292
                                                                                            ------------
COMMERCIAL SERVICES & SUPPLIES--1.61%
 215,000   Cendant Corp.*.................................................................     3,758,200

NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------
COMMON STOCKS--(CONTINUED)
COMMERCIAL SERVICES & SUPPLIES--(CONCLUDED)
  24,100   First Data Corp................................................................  $  1,993,793
 112,800   Fiserv, Inc. (1)*..............................................................     4,787,232
 108,000   R. R. Donnelley & Sons Co......................................................     3,137,400
 106,800   Republic Services, Inc.*.......................................................     1,858,320
                                                                                            ------------
                                                                                              15,534,945
                                                                                            ------------
COMMUNICATIONS EQUIPMENT--0.33%
  15,100   Motorola, Inc..................................................................       200,981
  84,700   Polycom, Inc.*.................................................................     2,962,806
                                                                                            ------------
                                                                                               3,163,787
                                                                                            ------------
COMPUTERS & PERIPHERALS--3.27%
 241,000   Apple Computer*................................................................     5,957,520
 508,850   Compaq Computer Corp...........................................................     6,284,297
  98,300   Hewlett-Packard Co.............................................................     2,173,413
 128,575   International Business Machines Corp...........................................    13,871,957
 127,700   Storage Technology Corp.*......................................................     3,124,819
                                                                                            ------------
                                                                                              31,412,006
                                                                                            ------------
CONTAINERS & PACKAGING--1.08%
 171,500   Packaging Corp. of America*....................................................     3,076,710
 240,000   Pactiv Corp.*..................................................................     4,320,000
 112,000   Sonoco Products Co.............................................................     2,973,600
                                                                                            ------------
                                                                                              10,370,310
                                                                                            ------------
DIVERSIFIED FINANCIALS--10.67%
  21,300   Affiliated Managers Group, Inc. (1)*...........................................     1,465,014
 206,581   American Express Co............................................................     7,405,929
  33,900   Bear Stearns Cos., Inc.........................................................     1,971,285
 734,760   Citigroup, Inc.................................................................    34,827,624
  64,000   Federal Home Loan Mortgage Corp................................................     4,295,680
 224,925   Federal National Mortgage Association..........................................    18,207,679
 211,000   Household International, Inc...................................................    10,811,640
 143,000   J.P. Morgan Chase & Co.........................................................     4,869,150
  27,000   Lehman Brothers Holdings, Inc..................................................     1,748,790
 226,400   Merrill Lynch & Co., Inc.......................................................    11,541,872
  72,500   Moody's Corp...................................................................     2,720,200
  49,500   Morgan Stanley Dean Witter & Co................................................     2,722,500
                                                                                            ------------
                                                                                             102,587,363
                                                                                            ------------
DIVERSIFIED TELECOMMUNICATION SERVICES--5.69%
  17,500   ALLTEL Corp....................................................................       970,900
 249,800   AT&T Corp......................................................................     4,421,460
 311,400   BellSouth Corp.................................................................    12,456,000
 280,000   MCI WorldCom, Inc..............................................................     2,814,000
 298,300   SBC Communications, Inc........................................................    11,171,335
 493,289   Verizon Communications.........................................................    22,863,945
                                                                                            ------------
                                                                                              54,697,640
                                                                                            ------------
ELECTRIC UTILITIES--4.62%
 120,650   American Electric Power Co., Inc...............................................     5,035,931
  98,500   Dominion Resources, Inc........................................................     5,798,695
 113,000   Duke Energy Corp...............................................................     3,940,310
  96,650   Entergy Corp...................................................................     3,980,047
 309,200   FirstEnergy Corp...............................................................    11,502,240
 104,000   PNM Resources, Inc.............................................................     2,809,040

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------
COMMON STOCKS--(CONTINUED)
ELECTRIC UTILITIES--(CONCLUDED)
  74,000   Potomac Electric Power Co......................................................  $  1,653,160
 222,031   Progress Energy, Inc. (1)......................................................     9,702,755
                                                                                            ------------
                                                                                              44,422,178
                                                                                            ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.01%
  49,700   Arrow Electronics, Inc.*.......................................................     1,528,772
  60,000   Fisher Scientific International, Inc.*.........................................     1,641,000
 152,600   Sanmina-SCI Corp.*.............................................................     2,240,168
 255,400   Solectron Corp.*...............................................................     2,993,288
  26,900   Tech Data Corp.*...............................................................     1,358,988
                                                                                            ------------
                                                                                               9,762,216
                                                                                            ------------
ENERGY EQUIPMENT & SERVICES--0.91%
 176,700   Nabors Industries, Inc.*.......................................................     5,532,477
 106,100   Transocean Sedco Forex, Inc....................................................     3,250,904
                                                                                            ------------
                                                                                               8,783,381
                                                                                            ------------
FOOD & DRUG RETAILING--0.39%
 152,800   SUPERVALU, Inc. (1)............................................................     3,771,104
                                                                                            ------------
FOOD PRODUCTS--1.99%
 237,400   ConAgra Foods, Inc.............................................................     5,887,520
  93,700   Dole Food Co., Inc.............................................................     2,623,600
 141,950   Heinz, H.J. & Co...............................................................     5,876,730
 145,200   Smithfield Foods, Inc.*........................................................     3,223,440
 118,500   Tyson Foods, Inc...............................................................     1,495,470
                                                                                            ------------
                                                                                              19,106,760
                                                                                            ------------
GAS UTILITIES--0.22%
  51,100   NICOR, Inc.....................................................................     2,076,704
                                                                                            ------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.00%
  15,600   Becton, Dickinson and Co.......................................................       565,032
 131,000   Henry Schein, Inc.*............................................................     6,011,590
  28,000   St. Jude Medical, Inc.*........................................................     2,220,400
  20,300   Varian Medical Systems, Inc.*..................................................       799,820
                                                                                            ------------
                                                                                               9,596,842
                                                                                            ------------
HEALTH CARE PROVIDERS & SERVICES--3.64%
  58,800   Anthem, Inc.*..................................................................     3,128,160
 165,800   DaVita, Inc.*..................................................................     4,045,520
 140,600   HCA, Inc.......................................................................     5,975,500
  89,000   Tenet Healthcare Corp.*........................................................     5,677,310
  67,000   UnitedHealth Group, Inc........................................................     4,981,450
  88,550   Wellpoint Health Networks, Inc. (1)*...........................................    11,236,109
                                                                                            ------------
                                                                                              35,044,049
                                                                                            ------------
HOTELS, RESTAURANTS & LEISURE--0.90%
  64,700   Darden Restaurants, Inc........................................................     2,665,640
 220,900   McDonald's Corp................................................................     6,004,062
                                                                                            ------------
                                                                                               8,669,702
                                                                                            ------------
HOUSEHOLD DURABLES--1.76%
 216,774   Koninklijke (Royal) Philips Electronics N.V., ADR..............................     5,928,769

NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------
COMMON STOCKS--(CONTINUED)
HOUSEHOLD DURABLES--(CONCLUDED)
  96,000   Lennar Corp. (1)...............................................................  $  5,323,200
  53,200   Mohawk Industries, Inc. (1)*...................................................     2,923,872
  38,400   Whirlpool Corp.................................................................     2,791,680
                                                                                            ------------
                                                                                              16,967,521
                                                                                            ------------
HOUSEHOLD PRODUCTS--1.53%
  94,600   Kimberly Clark Corp............................................................     5,704,380
 110,200   Procter & Gamble Co............................................................     9,001,136
                                                                                            ------------
                                                                                              14,705,516
                                                                                            ------------
INDUSTRIAL CONGLOMERATES--1.27%
  82,925   CP Railway Ltd.................................................................     1,617,038
 301,800   Tyco International Ltd.........................................................    10,608,270
                                                                                            ------------
                                                                                              12,225,308
                                                                                            ------------
INSURANCE--6.64%
  45,900   American International Group, Inc..............................................     3,403,485
  91,550   Hartford Financial Services Group, Inc.........................................     6,059,694
 111,900   John Hancock Financial Services................................................     4,294,722
 101,700   Loews Corp.....................................................................     6,147,765
 642,350   MetLife, Inc. (1)..............................................................    19,514,593
 134,600   Old Republic International Corp................................................     3,970,700
  34,400   Progressive Corp...............................................................     5,086,040
 130,400   Protective Life Corp...........................................................     3,755,520
 184,000   Prudential Financial, Inc. (1)*................................................     5,713,200
 115,600   StanCorp Financial Group, Inc..................................................     5,878,260
                                                                                            ------------
                                                                                              63,823,979
                                                                                            ------------
IT CONSULTING & SERVICES--0.85%
  78,000   Accenture Ltd., Class A*.......................................................     2,010,840
  99,050   Electronic Data Systems Corp...................................................     6,201,521
                                                                                            ------------
                                                                                               8,212,361
                                                                                            ------------
MACHINERY--1.43%
 189,600   Caterpillar, Inc. (1)..........................................................     9,533,088
  37,200   Dover Corp.....................................................................     1,420,668
  24,350   SPX Corp.*.....................................................................     2,779,796
                                                                                            ------------
                                                                                              13,733,552
                                                                                            ------------
MEDIA--4.73%
 183,775   AOL Time Warner, Inc.*.........................................................     4,835,120
  94,719   Gannett Co., Inc...............................................................     6,388,797
 260,600   General Motors Corp., Class H*.................................................     4,091,420
 562,050   Liberty Media Corp.*...........................................................     7,306,650
  64,800   McGraw-Hill Cos., Inc..........................................................     4,152,384
  47,100   New York Times Co..............................................................     1,984,323
 139,443   News Corp. Ltd., ADR...........................................................     3,281,094
  48,700   Scholastic Corp.*..............................................................     2,415,033
  35,100   Viacom, Inc., Class B*.........................................................     1,403,649
 457,600   Walt Disney Co.................................................................     9,637,056
                                                                                            ------------
                                                                                              45,495,526
                                                                                            ------------
METALS & MINING--0.66%
 177,494   Alcoa, Inc.....................................................................     6,363,160
                                                                                            ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------
COMMON STOCKS--(CONTINUED)
METALS & MINING--(CONCLUDED)

COMMON STOCKS--(CONCLUDED)
MULTI-LINE RETAIL--2.91%
  88,700   Federated Department Stores, Inc.*.............................................  $  3,691,694
  43,000   Ross Stores, Inc...............................................................     1,562,190
 295,700   Sears, Roebuck & Co............................................................    15,624,788
 160,275   Target Corp....................................................................     7,117,813
                                                                                            ------------
                                                                                              27,996,485
                                                                                            ------------
OIL & GAS--9.07%
 101,800   Anadarko Petroleum Corp. (1)...................................................     5,001,434
 119,020   Apache Corp. (1)...............................................................     5,771,280
 135,200   ChevronTexaco Corp.............................................................    11,329,760
 479,475   Conoco, Inc....................................................................    13,502,016
 712,762   ExxonMobil Corp................................................................    27,833,356
  64,000   Kerr-McGee Corp................................................................     3,388,800
 144,500   Occidental Petroleum Corp......................................................     3,749,775
 137,820   PanCanadian Energy Corp. (1)...................................................     3,666,012
 130,040   Phillips Petroleum Co..........................................................     7,603,439
  85,000   Sunoco, Inc. (1)...............................................................     3,277,600
  45,400   Valero Energy Corp.............................................................     2,085,676
                                                                                            ------------
                                                                                              87,209,148
                                                                                            ------------
PAPER & FOREST PRODUCTS--1.06%
 155,300   MeadWestvaco Corp..............................................................     5,013,084
  89,350   Weyerhaeuser Co................................................................     5,210,892
                                                                                            ------------
                                                                                              10,223,976
                                                                                            ------------
PERSONAL PRODUCTS--0.20%
  58,500   Estee Lauder Cos., Inc., Class A...............................................     1,889,550
                                                                                            ------------
PHARMACEUTICALS--3.37%
 134,100   Abbott Laboratories............................................................     7,737,570
 125,520   Bristol-Myers Squibb Co........................................................     5,694,842
 132,000   Johnson & Johnson..............................................................     7,591,320
 159,200   Mylan Laboratories, Inc. (1)...................................................     5,363,448
 185,300   Schering-Plough Corp...........................................................     6,000,014
                                                                                            ------------
                                                                                              32,387,194
                                                                                            ------------

REAL ESTATE--0.48%
NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------
  85,500   Kimco Realty Corp..............................................................     2,609,460
COMMON STOCKS--(CONCLUDED)
REAL ESTATE--(CONCLUDED)
  47,900   Vornado Realty Trust...........................................................  $  2,043,414
                                                                                            ------------
                                                                                               4,652,874
                                                                                            ------------
ROAD & RAIL--0.97%
 123,000   Burlington Northern Santa Fe, Inc..............................................     3,473,520
  94,100   Union Pacific Corp.............................................................     5,838,905
                                                                                            ------------
                                                                                               9,312,425
                                                                                            ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--0.59%
 253,900   Flextronics International Ltd.*................................................     5,636,580
                                                                                            ------------
SOFTWARE--1.16%
 141,000   Computer Associates International, Inc.........................................     4,858,860
 195,700   Compuware Corp.*...............................................................     2,661,520
  46,100   Symantec Corp.*................................................................     3,626,226
                                                                                            ------------
                                                                                              11,146,606
                                                                                            ------------
SPECIALTY RETAIL--1.71%
 139,900   AutoNation, Inc.*..............................................................     1,776,730
  60,000   AutoZone, Inc.*................................................................     4,059,000
 148,500   Blockbuster, Inc. (1)..........................................................     2,895,750
 253,000   Office Depot, Inc.(1)*.........................................................     4,161,850
 126,800   Sherwin-Williams Co. (1).......................................................     3,514,896
                                                                                            ------------
                                                                                              16,408,226
                                                                                            ------------
TOBACCO--1.59%
 246,100   Philip Morris Cos., Inc........................................................    12,332,071
  86,100   UST, Inc. (1)..................................................................     3,009,195
                                                                                            ------------
                                                                                              15,341,266
                                                                                            ------------
TRADING COMPANIES & DISTRIBUTORS--0.21%
  38,000   W.W. Grainger, Inc. (1)........................................................     2,063,400
                                                                                            ------------
WIRELESS TELECOMMUNICATION SERVICES--0.40%
 334,800   AT&T Wireless Services, Inc.*..................................................     3,850,200
                                                                                            ------------
Total Common Stocks (cost--$892,707,614)..................................................   944,734,862
                                                                                            ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

PRINCIPAL
 AMOUNT                                                    MATURITY           INTEREST
  (000)                                                     DATES              RATES          VALUE
---------                                            --------------------  --------------  ------------
REPURCHASE AGREEMENTS--1.78%
 $ 8,021   Repurchase Agreement dated 01/31/02 with
             Dresdner Bank AG, collateralized by
             $5,991,000 U.S. Treasury Bonds, 8.125%
             to 9.875%, due 11/15/15 to 08/15/19;
             (value--$8,182,424); proceeds:
             $8,021,419............................        02/01/02               1.880%   $  8,021,000
   9,076   Repurchase Agreement dated 01/31/02 with
             State Street Bank & Trust Co.,
             collateralized by $8,832,944 U.S.
             Treasury Notes, 5.500% to 5.750%, due
             11/30/02 to 05/31/03; (value--
             $9,257,885); proceeds: $9,076,449.....        02/01/02               1.780       9,076,000
                                                                                           ------------
Total Repurchase Agreements (cost--$17,097,000)....                                          17,097,000
                                                                                           ------------
Total Investments (cost--$909,804,614)--100.00%....                                         961,831,862
Liabilities in excess of other assets--(0.00)%.....                                              (1,575)
                                                                                           ------------
Net Assets--100.00%................................                                        $961,830,287
                                                                                           ============

-----------------

*      Non-Income producing security.
ADR    American Depositary Receipt.
(1)    Security, or portion thereof, was on loan at January 31, 2002.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 2002(UNAUDITED)

NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------
COMMON STOCKS--98.08%
AEROSPACE & DEFENSE--0.48%
  40,000   United Technologies Corp.......................................................  $  2,749,200
                                                                                            ------------
BANKS--0.85%
 128,800   Bank One Corp..................................................................     4,830,000
                                                                                            ------------
BEVERAGES--0.96%
  49,800   Coca-Cola Co...................................................................     2,178,750
  77,600   Pepsi Bottling Group, Inc......................................................     1,788,680
  30,500   PepsiCo, Inc...................................................................     1,527,745
                                                                                            ------------
                                                                                               5,495,175
                                                                                            ------------
BIOTECHNOLOGY--1.85%
  66,900   Amgen, Inc.*...................................................................     3,712,950
  48,100   Chiron Corp.*..................................................................     2,037,997
  26,300   Genentech, Inc.*...............................................................     1,300,535
  10,600   Genzyme Corp.*.................................................................       483,466
  27,500   IDEC Pharmaceuticals Corp.*....................................................     1,635,150
  26,300   Invitrogen Corp.*..............................................................     1,408,891
                                                                                            ------------
                                                                                              10,578,989
                                                                                            ------------
COMMERCIAL SERVICES & SUPPLIES--1.85%
  52,050   Apollo Group, Inc., Class A (1)*...............................................     2,428,133
  43,200   First Data Corp................................................................     3,573,936
  65,900   Fiserv, Inc.*..................................................................     2,796,796
  38,400   H&R Block, Inc.................................................................     1,776,384
                                                                                            ------------
                                                                                              10,575,249
                                                                                            ------------
COMMUNICATIONS EQUIPMENT--5.31%
 955,300   Cisco Systems, Inc.*...........................................................    18,914,940
 170,000   Juniper Networks, Inc. (1)*....................................................     2,604,400
 305,700   Nokia Corp., ADR...............................................................     7,168,665
  21,800   Polycom, Inc.*.................................................................       762,564
  33,200   Scientific-Atlanta, Inc........................................................       879,136
                                                                                            ------------
                                                                                              30,329,705
                                                                                            ------------
COMPUTERS & PERIPHERALS--2.38%
 338,700   Dell Computer Corp.*...........................................................     9,310,863
  27,800   International Business Machines Corp...........................................     2,999,342
 119,300   Sun Microsystems, Inc.*........................................................     1,283,668
                                                                                            ------------
                                                                                              13,593,873
                                                                                            ------------
DIVERSIFIED FINANCIALS--8.49%
 336,649   Citigroup, Inc.................................................................    15,957,163
 142,000   E*TRADE Group, Inc.*...........................................................     1,273,740
  43,000   Fannie Mae.....................................................................     3,480,850
  43,500   Freddie Mac....................................................................     2,919,720
  30,400   Household International, Inc...................................................     1,557,696
 148,300   J.P. Morgan Chase & Co.........................................................     5,049,615
 310,780   MBNA Corp......................................................................    10,877,300
  41,500   Metris Cos., Inc. (1)..........................................................       591,375
 124,400   Morgan Stanley Dean Witter & Co................................................     6,842,000
                                                                                            ------------
                                                                                              48,549,459
                                                                                            ------------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.11%
  16,500   SBC Communications, Inc........................................................       617,925
                                                                                            ------------

NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------
COMMON STOCKS--(CONCLUDED)
DIVERSIFIED TELECOMMUNICATION SERVICES--(CONCLUDED)
ELECTRIC UTILITIES--0.50%
 212,600   AES Corp.*.....................................................................  $  2,880,730
                                                                                            ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.16%
  33,400   Intersil Corp., Class A*.......................................................       992,648
 209,060   Sanmina-SCI Corp.*.............................................................     3,069,001
 505,400   Solectron Corp.*...............................................................     5,923,288
  47,000   Tech Data Corp. (1)*...........................................................     2,374,440
                                                                                            ------------
                                                                                              12,359,377
                                                                                            ------------
ENERGY EQUIPMENT & SERVICES--0.81%
 132,000   Baker Hughes, Inc. (1).........................................................     4,646,400
                                                                                            ------------
FOOD PRODUCTS--0.21%
  53,100   Smithfield Foods, Inc.*........................................................     1,178,820
                                                                                            ------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.89%
  45,600   Guidant Corp.*.................................................................     2,191,080
 108,500   Medtronic, Inc.................................................................     5,345,795
  41,500   St. Jude Medical, Inc.*........................................................     3,290,950
                                                                                            ------------
                                                                                              10,827,825
                                                                                            ------------
HEALTH CARE PROVIDERS & SERVICES--5.67%
 188,850   Cardinal Health, Inc...........................................................    12,447,103
  91,000   DaVita, Inc.*..................................................................     2,220,400
 246,400   Health Management Associates, Inc., Class A*...................................     4,787,552
  44,200   Pharmaceutical Product
             Development, Inc.*...........................................................     1,434,290
  20,800   Quest Diagnostics, Inc.*.......................................................     1,441,232
  90,200   Tenet Healthcare Corp.*........................................................     5,753,858
  32,000   UnitedHealth Group, Inc........................................................     2,379,200
  15,500   Wellpoint Health Networks, Inc.*...............................................     1,966,795
                                                                                            ------------
                                                                                              32,430,430
                                                                                            ------------
HOTELS, RESTAURANTS & LEISURE--0.39%
  21,300   Darden Restaurants, Inc........................................................       877,560
  20,300   International Game Technology*.................................................     1,335,740
                                                                                            ------------
                                                                                               2,213,300
                                                                                            ------------
HOUSEHOLD DURABLES--0.44%
  10,400   NVR, Inc.*.....................................................................     2,495,688
                                                                                            ------------
HOUSEHOLD PRODUCTS--1.44%
 102,800   Colgate-Palmolive Co...........................................................     5,875,020
  28,600   Procter & Gamble Co............................................................     2,336,048
                                                                                            ------------
                                                                                               8,211,068
                                                                                            ------------
INDUSTRIAL CONGLOMERATES--8.31%
 966,000   General Electric Co............................................................    35,886,900
 330,332   Tyco International Ltd.........................................................    11,611,170
                                                                                            ------------
                                                                                              47,498,070
                                                                                            ------------
INSURANCE--3.83%
 157,000   AFLAC, Inc.....................................................................     4,100,840
 239,500   American International Group, Inc..............................................    17,758,925
                                                                                            ------------
                                                                                              21,859,765
                                                                                            ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------
COMMON STOCKS--(CONCLUDED)
INSURANCE--(CONCLUDED)
INTERNET SOFTWARE & SERVICES--0.83%
  20,000   Check Point Software
             Technologies Ltd.*...........................................................  $    730,000
  19,300   Expedia, Inc., Class A (1)*....................................................     1,086,590
  36,000   Overture Services, Inc.*.......................................................     1,316,880
   5,700   Retek, Inc.*...................................................................       137,655
  26,000   Travelocity.com, Inc. (1)*.....................................................       668,720
 104,100   WebMD Corp.*...................................................................       822,390
                                                                                            ------------
                                                                                               4,762,235
                                                                                            ------------
INTERNET & CATALOG RETAIL--0.14%
 130,300   Priceline.com, Inc.*...........................................................       820,890
                                                                                            ------------
LEISURE EQUIPMENT & PRODUCTS--3.04%
  33,750   Direct Focus, Inc. (1)*........................................................     1,205,212
 283,500   Harley Davidson, Inc. (1)......................................................    16,159,500
                                                                                            ------------
                                                                                              17,364,712
                                                                                            ------------
MACHINERY--0.86%
  77,500   Danaher Corp...................................................................     4,939,850
                                                                                            ------------
MEDIA--5.77%
 533,800   AOL Time Warner, Inc.*.........................................................    14,044,278
 256,300   Comcast Corp., Class A*........................................................     9,093,524
 570,600   Liberty Media Corp., Class A*..................................................     7,417,800
  31,900   PanAmSat Corp.*................................................................       695,420
  43,000   Viacom, Inc., Class B*.........................................................     1,719,570
                                                                                            ------------
                                                                                              32,970,592
                                                                                            ------------
MISCELLANEOUS--0.00%
  49,905   Capesuccess LLC* (2)...........................................................             0
  13,056   Immedient Corp.* (2)...........................................................             0
                                                                                            ------------
                                                                                                       0
                                                                                            ------------
MULTI-LINE RETAIL--4.22%
 208,600   Kohl's Corp.*..................................................................    13,828,094
 171,300   Wal-Mart Stores, Inc...........................................................    10,274,574
                                                                                            ------------
                                                                                              24,102,668
                                                                                            ------------
PHARMACEUTICALS--13.12%
  25,100   Allergan, Inc..................................................................     1,675,425
 121,000   American Home Products Corp....................................................     7,823,860
  18,000   Barr Laboratories, Inc.*.......................................................     1,314,000
  42,400   Forest Laboratories, Inc.*.....................................................     3,514,960
 269,450   Johnson & Johnson..............................................................    15,496,070
  70,466   King Pharmaceuticals, Inc.*....................................................     2,564,962
  22,800   Medicis Pharmaceutical Corp., Class A*.........................................     1,321,488
  43,700   Merck & Co., Inc...............................................................     2,586,166

NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------
COMMON STOCKS--(CONCLUDED)
PHARMACEUTICALS--(CONCLUDED)
 855,100   Pfizer, Inc....................................................................    35,632,017
  94,500   Schering-Plough Corp...........................................................  $  3,059,910
                                                                                            ------------
                                                                                              74,988,858
                                                                                            ------------
ROAD & RAIL--0.40%
  37,000   Union Pacific Corp.............................................................     2,295,850
                                                                                            ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--7.97%
 253,150   Altera Corp.*..................................................................     6,359,128
  15,500   Analog Devices, Inc.*..........................................................       678,900
  45,000   Applied Materials, Inc.*.......................................................     1,964,250
  22,800   Cabot Microelectronics Corp. (1)*..............................................     1,511,184
 333,800   Flextronics International Ltd.*................................................     7,410,360
 570,500   Intel Corp.....................................................................    19,990,320
  22,800   KLA-Tencor Corp.*..............................................................     1,305,984
  24,700   Linear Technology Corp.........................................................     1,021,839
  40,600   Maxim Integrated Products, Inc.*...............................................     2,252,894
  33,700   Micron Technology, Inc.*.......................................................     1,137,375
  19,200   Semtech Corp.*.................................................................       664,512
  40,600   Texas Instruments, Inc.........................................................     1,267,126
                                                                                            ------------
                                                                                              45,563,872
                                                                                            ------------
SOFTWARE--8.89%
  34,570   Amdocs Ltd.*...................................................................     1,253,163
  96,550   BEA Systems, Inc.*.............................................................     1,750,451
  78,000   Citrix Systems, Inc. (1)*......................................................     1,343,940
  63,000   Computer Associates International, Inc.........................................     2,170,980
 458,550   Microsoft Corp.*...............................................................    29,214,220
  26,000   NVIDIA Corp.*..................................................................     1,709,240
 100,000   Oracle Systems Corp.*..........................................................     1,726,000
  57,000   PeopleSoft, Inc.*..............................................................     1,851,930
  44,000   Symantec Corp.*................................................................     3,461,040
 149,000   VERITAS Software Co.*..........................................................     6,339,950
                                                                                            ------------
                                                                                              50,820,914
                                                                                            ------------
SPECIALTY RETAIL--3.98%
  46,900   AutoZone, Inc.*................................................................     3,172,785
  52,700   Best Buy Co., Inc.*............................................................     3,899,800
 263,100   Home Depot, Inc................................................................    13,178,679
  69,300   Tiffany & Co. (1)..............................................................     2,474,010
                                                                                            ------------
                                                                                              22,725,274
                                                                                            ------------
TOBACCO--0.29%
  33,000   Philip Morris Cos., Inc........................................................     1,653,630
                                                                                            ------------
WIRELESS TELECOMMUNICATION SERVICES--0.64%
 317,000   AT&T Wireless Services, Inc.*..................................................     3,645,500
                                                                                            ------------
Total Common Stocks (cost--$539,376,033)..................................................   560,575,893
                                                                                            ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

PRINCIPAL
 AMOUNT                                                                        MATURITY           INTEREST
  (000)                                                                         DATES              RATES          VALUE
---------                                                                --------------------  --------------  ------------
REPURCHASE AGREEMENTS--2.21%
 $ 6,401   Repurchase Agreement dated 01/31/02 with Dresdner Bank AG, collateralized by $6,096,000 U.S. Treasury Bonds, 6.000%,
             due 02/15/26; (value--$6,529,957); proceeds: $6,401,334...        02/01/02               1.880%   $  6,401,000
   6,224   Repurchase Agreement dated 01/31/02 with State Street
             Bank & Trust Co., collateralized by $6,057,321 U.S.
             Treasury Notes, 5.500% to 5.750%, due 11/30/02 to
             05/31/03; (value--$6,348,730); proceeds: $6,224,308.......        02/01/02               1.780       6,224,000
                                                                                                               ------------
Total Repurchase Agreements (cost--$12,625,000)........................                                          12,625,000
                                                                                                               ------------
Total Investments (cost--$552,001,033)--100.29%........................                                         573,200,893
Liabilities in excess of other assets--(0.29)%.........................                                          (1,674,117)
                                                                                                               ------------
Net Assets--100.00%....................................................                                        $571,526,776
                                                                                                               ============

-----------------

*      Non-Income producing security.
ADR    American Depositary Receipt
(1)    Security, or portion thereof, was on loan at January 31, 2002.
(2)    Illiquid Securities.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 2002(UNAUDITED)

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
COMMON STOCKS--98.37%
AEROSPACE & DEFENSE--3.05%
 195,500   BE Aerospace, Inc.*................................................................................  $  1,564,000
 137,850   B.F. Goodrich Co. (1)..............................................................................     3,834,987
 333,300   Hexcel Corp. (1)*..................................................................................       823,251
 110,000   Precision Castparts Corp. .........................................................................     3,086,600
                                                                                                                ------------
                                                                                                                   9,308,838
                                                                                                                ------------
BANKS--4.62%
 217,500   Colonial BancGroup, Inc............................................................................     3,068,925
 150,000   Compass Bancshares, Inc............................................................................     4,339,500
  50,000   Regions Financial Corp.............................................................................     1,563,500
 399,150   Sovereign Bancorp, Inc. (1)........................................................................     5,117,103
                                                                                                                ------------
                                                                                                                  14,089,028
                                                                                                                ------------
CHEMICALS--4.44%
 100,000   Cabot Corp. .......................................................................................     3,357,000
 160,000   Engelhard Corp. ...................................................................................     4,457,600
 339,850   IMC Global, Inc. ..................................................................................     4,604,967
 126,400   Solutia, Inc. .....................................................................................     1,123,696
                                                                                                                ------------
                                                                                                                  13,543,263
                                                                                                                ------------
COMMERCIAL SERVICES & SUPPLIES--15.29%
  63,500   Avery Dennison Corp................................................................................     3,778,250
 367,700   Cendant Corp.*.....................................................................................     6,427,396
  49,150   Certegy, Inc.*.....................................................................................     1,705,013
 162,300   Equifax, Inc.......................................................................................     4,086,714
  72,600   H&R Block, Inc. ...................................................................................     3,358,476
 190,100   Herman Miller, Inc.................................................................................     4,722,084
 169,100   John H. Harland Co. ...............................................................................     4,134,495
 139,100   New Dun & Bradstreet Corp.*........................................................................     4,785,040
  97,500   Pitney Bowes, Inc. ................................................................................     4,077,450
 249,700   ServiceMaster Co. .................................................................................     3,550,734
 205,600   Steelcase, Inc., Class A...........................................................................     3,229,976
  94,900   Waste Management, Inc. ............................................................................     2,735,018
                                                                                                                ------------
                                                                                                                  46,590,646
                                                                                                                ------------
COMMUNICATIONS EQUIPMENT--1.98%
 201,200   Adaptec, Inc. .....................................................................................     3,571,300
 222,150   Enterasys Networks, Inc.*..........................................................................     2,448,093
                                                                                                                ------------
                                                                                                                   6,019,393
                                                                                                                ------------
CONSTRUCTION & ENGINEERING--1.38%
 339,750   McDermott International, Inc.*.....................................................................     4,202,708
                                                                                                                ------------
CONTAINERS & PACKAGING--1.53%
 259,850   Pactiv Corp.*......................................................................................     4,677,300
                                                                                                                ------------
DIVERSIFIED FINANCIALS--3.36%
  76,400   Franklin Resources, Inc. ..........................................................................     2,861,180
 142,000   MBNA Corp..........................................................................................     4,970,000
  64,100   T. Rowe Price & Associates, Inc. ..................................................................     2,408,878
                                                                                                                ------------
                                                                                                                  10,240,058
                                                                                                                ------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.68%
 166,100   CenturyTel, Inc. ..................................................................................     5,112,558
                                                                                                                ------------
ELECTRICAL EQUIPMENT--2.90%
  36,000   Brady Corp., Class A...............................................................................     1,324,800
 127,600   Energizer Holdings, Inc.*..........................................................................     2,615,800
  27,100   Littelfuse, Inc.*..................................................................................       660,698
 256,500   Paxar Corp.*.......................................................................................     4,232,250
                                                                                                                ------------
                                                                                                                   8,833,548
                                                                                                                ------------

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.18%
COMMON STOCKS--(CONCLUDED)
ELECTRONIC EQUIPMENT & INSTRUMENTS--(CONCLUDED)
 200,000   Ingram Micro, Inc., Class A*.......................................................................  $  3,600,000
                                                                                                                ------------
ENERGY EQUIPMENT & SERVICES--3.72%
  61,900   Diamond Offshore Drilling, Inc. ...................................................................     1,781,482
 259,450   Input/Output, Inc.*................................................................................     2,244,242
 583,600   Superior Energy Services, Inc.*....................................................................     5,369,120
 118,350   Veritas DGC, Inc. (1)*.............................................................................     1,927,922
                                                                                                                ------------
                                                                                                                  11,322,766
                                                                                                                ------------
FOOD & DRUG RETAILING--1.50%
 301,800   Casey's General Stores, Inc. ......................................................................     4,566,234
                                                                                                                ------------
FOOD PRODUCTS--1.41%
 882,000   Creative Bakeries, Inc. (2)*.......................................................................       141,120
  93,800   McCormick & Co., Inc...............................................................................     4,145,960
                                                                                                                ------------
                                                                                                                   4,287,080
                                                                                                                ------------
HEALTH CARE EQUIPMENT & SUPPLIES--2.92%
 184,500   Apogent Technologies, Inc. (1)*....................................................................     4,627,260
  54,800   Bausch & Lomb, Inc. ...............................................................................     2,068,700
  19,000   Invacare Corp. ....................................................................................       643,150
  80,499   Sybron Dental Specialties, Inc.*...................................................................     1,568,121
                                                                                                                ------------
                                                                                                                   8,907,231
                                                                                                                ------------
HEALTH CARE PROVIDERS & SERVICES--2.45%
 562,800   Beverly Enterprises, Inc.*.........................................................................     3,950,856
 231,250   HEALTHSOUTH Corp.*.................................................................................     2,705,625
  40,000   Manor Care, Inc.*..................................................................................       796,000
                                                                                                                ------------
                                                                                                                   7,452,481
                                                                                                                ------------
HOTELS, RESTAURANTS & LEISURE--2.82%
 106,300   Carnival Corp. (1) ................................................................................     2,874,352
 126,000   Hilton Hotels Corp.................................................................................     1,512,000
  32,800   International Game Technology*.....................................................................     2,158,240
 136,150   Six Flags, Inc.*...................................................................................     2,047,696
                                                                                                                ------------
                                                                                                                   8,592,288
                                                                                                                ------------
HOUSEHOLD DURABLES--4.91%
 365,000   American Greetings Corp., Class A (1)..............................................................     4,547,900
  73,500   Black & Decker Corp................................................................................     3,025,260
  64,700   Fortune Brands, Inc. ..............................................................................     2,635,231
 309,950   Interface, Inc. ...................................................................................     1,673,730
 127,000   Leggett & Platt, Inc. .............................................................................     3,077,210
                                                                                                                ------------
                                                                                                                  14,959,331
                                                                                                                ------------
HOUSEHOLD PRODUCTS--1.33%
  99,400   Clorox Co. ........................................................................................     4,053,532
                                                                                                                ------------
INSURANCE--3.70%
  47,200   HCC Insurance Holdings, Inc. (1)...................................................................     1,234,280
  53,600   Horace Mann Educators Corp. .......................................................................     1,072,536
  98,900   MBIA, Inc..........................................................................................     5,328,732
  41,300   XL Capital Ltd., Class A ..........................................................................     3,639,356
                                                                                                                ------------
                                                                                                                  11,274,904
                                                                                                                ------------
IT CONSULTING & SERVICES--1.58%
 160,100   SunGard Data Systems, Inc.*........................................................................     4,801,399
                                                                                                                ------------
LEISURE EQUIPMENT & PRODUCTS--1.88%
 348,000   Hasbro, Inc. (1) ..................................................................................     5,742,000
                                                                                                                ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
COMMON STOCKS--(CONCLUDED)
LEISURE EQUIPMENT & PRODUCTS--(CONCLUDED)
MACHINERY--5.78%
 236,250   AGCO Corp. ........................................................................................  $  3,546,112
  50,000   Astec Industries, Inc.*............................................................................       635,500
  35,000   Calgon Carbon Corp.................................................................................       278,250
  55,500   Harsco Corp........................................................................................     1,954,155
  31,100   IDEX Corp. ........................................................................................     1,057,400
 174,450   JLG Industries, Inc. ..............................................................................     1,985,241
 220,200   Joy Global, Inc.*..................................................................................     3,864,510
 255,400   Terex Corp.*.......................................................................................     4,277,950
                                                                                                                ------------
                                                                                                                  17,599,118
                                                                                                                ------------
MEDIA--7.47%
   1,915   Grey Global Group, Inc. ...........................................................................     1,239,962
 157,800   Harte-Hanks Co. ...................................................................................     4,536,750
 141,800   Interpublic Group Cos., Inc........................................................................     4,093,766
 157,800   Lee Enterprises, Inc. (1)..........................................................................     5,382,558
  89,500   McClatchy Co., Class A ............................................................................     4,528,700
  80,600   Tribune Co. .......................................................................................     2,995,902
                                                                                                                ------------
                                                                                                                  22,777,638
                                                                                                                ------------
METALS & MINING--1.37%
 150,000   AK Steel Holding Corp..............................................................................     2,067,000
 141,200   Massey Energy Co. .................................................................................     2,093,996
                                                                                                                ------------
                                                                                                                   4,160,996
                                                                                                                ------------
MULTI-LINE RETAIL--1.90%
  69,500   Neiman Marcus Group, Inc., Class A*................................................................     2,466,555
  91,550   Ross Stores, Inc. (1) .............................................................................     3,326,012
                                                                                                                ------------
                                                                                                                   5,792,567
                                                                                                                ------------
MULTI-UTILITIES--0.82%
 183,200   Avista Corp........................................................................................     2,508,008
                                                                                                                ------------
OIL & GAS--1.57%
 345,300   Pennzoil-Quaker State Co. .........................................................................     4,778,952
                                                                                                                ------------

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
COMMON STOCKS--(CONCLUDED)
OIL & GAS--(CONCLUDED)
PAPER & FOREST PRODUCTS--1.71%
 602,400   Louisiana-Pacific Corp. ...........................................................................  $  5,204,736
                                                                                                                ------------
REAL ESTATE--2.26%
  76,200   Bedford Property Investors, Inc. ..................................................................     1,844,040
 176,800   Rouse Co. .........................................................................................     5,056,480
                                                                                                                ------------
                                                                                                                   6,900,520
                                                                                                                ------------
SOFTWARE--1.19%
   1,482   CareCentric, Inc.*.................................................................................         1,260
 384,200   Systems & Computer Technology Corp.*...............................................................     3,626,848
                                                                                                                ------------
                                                                                                                   3,628,108
                                                                                                                ------------
SPECIALTY RETAIL--4.08%
 717,200   Charming Shoppes, Inc.*............................................................................     4,224,308
 268,700   Office Depot, Inc. (1)*............................................................................     4,420,115
 193,300   Toys R Us, Inc. (1)*...............................................................................     3,780,948
                                                                                                                ------------
                                                                                                                  12,425,371
                                                                                                                ------------
TEXTILES & APPAREL--0.59%
  54,200   Jones Apparel Group, Inc.*.........................................................................     1,797,814
                                                                                                                ------------
Total Common Stocks (cost--$241,202,459)......................................................................   299,750,414
                                                                                                                ------------
NUMBER OF
WARRANTS
---------
WARRANTS--0.00%
DIVERSIFIED FINANCIALS--0.00%
   4,914   Imperial Credit Industries, Inc., expiring 01/31/08* (cost--$0)....................................           642
                                                                                                                ------------

PRINCIPAL
 AMOUNT                                                                        MATURITY           INTEREST
  (000)                                                                          DATE               RATE
---------                                                                --------------------  --------------
REPURCHASE AGREEMENT--2.96%
$  9,030   Repurchase Agreement dated 01/31/02 with State Street Bank &
             Trust Co., collateralized by $8,788,176 U.S. Treasury
             Notes, 5.500% to 5.750% due 11/30/02 to 05/31/03;
             (value--$9,210,962); proceeds: $9,030,446
             (cost--$9,030,000)........................................        02/01/02               1.780%      9,030,000
                                                                                                               ------------
Total Investments (cost--$250,232,459)--101.33%........................                                         308,781,056
Liabilities in excess of other assets--(1.33)%.........................                                          (4,056,522)
                                                                                                               ------------
Net Assets--100.00%....................................................                                        $304,724,534
                                                                                                               ============

-----------------

*      Non-Income producing security.
(1)    Security, or portion thereof, was on loan at January 31, 2002.
(2)    Illiquid security representing 0.05% of net assets.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 2002(UNAUDITED)

NUMBER OF
 SHARES                                                                     VALUE
---------                                                                ------------
COMMON STOCKS--96.14%
AUTO COMPONENTS--1.98%
 214,900   Gentex Corp.*...............................................  $  6,395,424
                                                                         ------------
BANKS--8.29%
 119,900   City National Corp..........................................     5,913,468
 170,200   Cullen/Frost Bankers, Inc...................................     5,352,790
 152,300   Doral Financial Corp........................................     5,391,420
 113,100   Downey Financial Corp.......................................     5,202,600
 148,400   Webster Financial Corp......................................     4,934,300
                                                                         ------------
                                                                           26,794,578
                                                                         ------------
BIOTECHNOLOGY--5.48%
 204,200   Cubist Pharmaceuticals, Inc.*...............................     3,661,306
  74,300   CV Therapeutics, Inc.*......................................     3,175,582
 175,100   Exelixis, Inc. (1)*.........................................     2,144,975
 209,700   Neurocrine Biosciences, Inc. (1)*...........................     8,725,617
                                                                         ------------
                                                                           17,707,480
                                                                         ------------
COMMERCIAL SERVICES & SUPPLIES--5.90%
 134,500   Bright Horizons Family Solutions*...........................     3,766,000
 112,700   Corporate Executive Board Co.*..............................     3,627,813
  43,600   Edison Schools, Inc.*.......................................       725,940
 165,000   Resources Connection, Inc.*.................................     4,323,000
 264,700   West Corp.*.................................................     6,625,441
                                                                         ------------
                                                                           19,068,194
                                                                         ------------
COMMUNICATIONS EQUIPMENT--5.98%
 358,800   Advanced Fibre Communications, Inc.*........................     6,225,180
  44,400   Emulex Corp.*...............................................     2,042,844
 364,200   Finisar Corp. (1)*..........................................     4,286,634
 356,800   ONI Systems Corp.*..........................................     2,023,056
 336,800   Tekelec*....................................................     4,775,824
                                                                         ------------
                                                                           19,353,538
                                                                         ------------
COMPUTERS & PERIPHERALS--0.51%
  91,100   Network Appliance, Inc.*....................................     1,635,245
                                                                         ------------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.35%
 377,400   Western Multiplex Corp., Class A (1)*.......................     1,139,748
                                                                         ------------
ENERGY EQUIPMENT & SERVICES--0.52%
 127,900   Pride International, Inc.*..................................     1,669,095
                                                                         ------------
FOOD & DRUG RETAILING--1.11%
 124,000   Duane Reade, Inc. (1)*......................................     3,589,800
                                                                         ------------
FOOD PRODUCTS--1.51%
 119,200   American Italian Pasta Co.*.................................     4,887,200
                                                                         ------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.86%
 445,300   Inhale Therapeutic Systems, Inc.*...........................     6,029,362
                                                                         ------------
HEALTH CARE PROVIDERS & SERVICES--0.39%
 101,100   Humana, Inc.*...............................................     1,258,695
                                                                         ------------
HOTELS, RESTAURANTS & LEISURE--12.69%
  71,100   CEC Entertainment, Inc.*....................................     3,195,945

 245,537   Cheesecake Factory, Inc.*...................................     8,814,778
NUMBER OF
 SHARES                                                                     VALUE
---------                                                                ------------
 296,100   Extended Stay America, Inc.*................................     4,782,015
 229,800   Krispy Kreme Doughnuts, Inc. (1)*...........................  $  9,157,530
 239,300   Ruby Tuesday, Inc...........................................     6,042,325
 237,975   Sonic Corp.*................................................     9,043,050
                                                                         ------------
                                                                           41,035,643
                                                                         ------------
HOUSEHOLD DURABLES--4.80%
 218,700   D.R. Horton, Inc............................................     8,188,128
 170,000   KB Home (1).................................................     7,320,200
                                                                         ------------
                                                                           15,508,328
                                                                         ------------
INSURANCE--9.84%
  97,800   Everest Re Group Ltd........................................     6,718,860
  19,800   Markel Corp.*...............................................     3,819,420
 190,000   PartnerRe Ltd...............................................     9,688,100
 258,400   Radian Group, Inc...........................................    11,602,160
                                                                         ------------
                                                                           31,828,540
                                                                         ------------
INTERNET SOFTWARE & SERVICES--0.92%
 119,100   WebEx Communications, Inc. (1)*.............................     2,976,309
                                                                         ------------
MACHINERY--0.57%
  63,800   CoorsTek, Inc.*.............................................     1,840,630
                                                                         ------------
MEDIA--8.14%
  80,200   Cumulus Media, Inc., Class A*...............................     1,283,200
 263,500   Getty Images, Inc.*.........................................     5,343,780
 199,400   Hispanic Broadcasting Corp.*................................     4,693,876
 360,200   Mediacom Communications Corp., Class A*.....................     6,469,192
 257,000   Radio One, Inc., Class A*...................................     4,530,910
 129,500   Westwood One, Inc.*.........................................     4,001,550
                                                                         ------------
                                                                           26,322,508
                                                                         ------------
MULTI-LINE RETAIL--4.33%
 327,175   Dollar Tree Stores, Inc.*...................................    10,800,047
 160,200   MSC Industrial Direct Co., Inc.,
             Class A*..................................................     3,210,408
                                                                         ------------
                                                                           14,010,455
                                                                         ------------
PHARMACEUTICALS--3.16%
 111,400   Cima Labs, Inc.*............................................     2,907,540
 120,500   Inspire Pharmaceuticals, Inc.*..............................       425,365
 190,400   Trimeris, Inc.*.............................................     6,873,440
                                                                         ------------
                                                                           10,206,345
                                                                         ------------
ROAD & RAIL--0.93%
  99,600   Arkansas Best Corp.*........................................     3,006,924
                                                                         ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--3.63%
 159,900   Applied Micro Circuits Corp.*...............................     1,626,183
 242,200   Micrel, Inc.*...............................................     5,715,920
 234,600   TranSwitch Corp.*...........................................       917,286
 276,400   Vitesse Semiconductor Corp.*................................     3,496,460
                                                                         ------------
                                                                           11,755,849
                                                                         ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                     VALUE
---------                                                                ------------
COMMON STOCKS--(CONCLUDED)
SEMICONDUCTOR EQUIPMENT & PRODUCTS--(CONCLUDED)
SOFTWARE--3.79%
 364,200   Jack Henry & Associates, Inc................................  $  7,932,276
  62,100   NetIQ Corp.*................................................     1,863,000
  67,700   Peregrine Systems, Inc.*....................................       540,923
  80,700   Quest Software, Inc.*.......................................     1,923,081
                                                                         ------------
                                                                           12,259,280
                                                                         ------------
SPECIALTY RETAIL--7.37%
 149,900   American Eagle Outfitters, Inc. (1)*........................     3,813,456

  90,000   Bed, Bath & Beyond, Inc.*...................................     3,112,200
NUMBER OF
 SHARES                                                                     VALUE
---------                                                                ------------
 173,100   Cost Plus, Inc.*............................................     4,673,700
  49,900   Linens 'n Things, Inc.*.....................................     1,439,615
  30,000   Lowe's Cos., Inc............................................  $  1,382,100
 161,800   Too, Inc.*..................................................     4,404,196
 177,100   Tweeter Home Entertainment
             Group, Inc.*..............................................     5,011,930
                                                                         ------------
                                                                           23,837,197
                                                                         ------------
TEXTILES & APPAREL--2.09%
 146,300   Coach, Inc.*................................................     6,751,745
                                                                         ------------
Total Common Stocks (cost--$288,900,956)...............................   310,868,112
                                                                         ------------

PRINCIPAL
 AMOUNT                                                                        MATURITY           INTEREST
  (000)                                                                          DATE               RATE
---------                                                                --------------------  --------------
REPURCHASE AGREEMENT--4.10%
 $13,276   Repurchase Agreement dated 01/31/02 with State Street
             Bank & Trust Co., collateralized by $12,920,468 U.S.
             Treasury Notes, 5.500% to 5.750%, due 11/30/02 to
             05/31/03; (value--$13,542,053); proceeds: $13,276,656
             (cost--$13,276,000).......................................        02/01/02               1.780%     13,276,000
                                                                                                               ------------
Total Investments (cost--$302,176,956)--100.24%........................                                         324,144,112
Liabilities in excess of other assets--(0.24)%.........................                                            (792,172)
                                                                                                               ------------
Net Assets--100.00%....................................................                                        $323,351,940
                                                                                                               ============

-----------------

*      Non-Income producing security.
(1)    Security, or portion thereof, was on loan at January 31, 2002.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 2002(UNAUDITED)

   NUMBER OF
    SHARES                                                                                                  VALUE
---------------                                                                                        ---------------
COMMON STOCKS--93.36%
AUSTRALIA--2.40%
INSURANCE--0.37%
      135,000      AMP Ltd.........................................................................     $  1,327,218
                                                                                                        ------------
MEDIA--0.80%
      415,000      News Corp. Ltd..................................................................        2,885,676
                                                                                                        ------------
METALS & MINING--1.23%
      784,092      BHP Billiton Ltd. (1)...........................................................        4,449,259
                                                                                                        ------------
Total Australia Common Stocks......................................................................        8,662,153
                                                                                                        ------------
BRAZIL--0.32%
BANKS--0.15%
       24,000      Unibanco--Uniao de Bancos Brasileiros S.A., GDR.................................          548,640
                                                                                                        ------------
PAPER & FOREST PRODUCTS--0.17%
       35,000      Aracruz Celulose S.A., ADR......................................................          610,918
                                                                                                        ------------
Total Brazil Common Stocks.........................................................................        1,159,558
                                                                                                        ------------
DENMARK--0.64%
PHARMACEUTICALS--0.64%
       64,000      Novo Nordisk AS.................................................................        2,287,711
                                                                                                        ------------
FINLAND--2.76%
COMMUNICATIONS EQUIPMENT--1.61%
      252,411      Nokia (AB) OY...................................................................        5,797,650
                                                                                                        ------------
PAPER & FOREST PRODUCTS--1.15%
      121,343      UPM-Kymmene OYJ.................................................................        4,140,563
                                                                                                        ------------
Total Finland Common Stocks........................................................................        9,938,213
                                                                                                        ------------
FRANCE--7.66%
AUTOMOBILES--0.80%
       73,272      PSA Peugeot Citroen.............................................................        2,885,577
                                                                                                        ------------
MULTI-UTILITIES--0.62%
       79,376      Suez Lyonnaise des Eaux S.A.....................................................        2,250,857
                                                                                                        ------------
OIL & GAS--2.33%
       59,995      Total FINA S.A., Series B.......................................................        8,398,098
                                                                                                        ------------
PHARMACEUTICALS--3.91%
      163,435      Aventis S.A.....................................................................       11,326,461
       41,165      Sanofi-Synthelabo S.A...........................................................        2,752,026
                                                                                                        ------------
                                                                                                          14,078,487
                                                                                                        ------------
Total France Common Stocks.........................................................................       27,613,019
                                                                                                        ------------
GERMANY--4.34%
INSURANCE--4.34%
       35,256      Allianz AG......................................................................        7,922,268
       32,599      Muenchener Rueckversicherungs-Gesellschaft AG...................................        7,731,400
                                                                                                        ------------
                                                                                                          15,653,668
                                                                                                        ------------
HONG KONG--2.42%
AIRLINE--0.45%
    1,100,000      Cathay Pacific Airways Ltd......................................................        1,621,920
                                                                                                        ------------

   NUMBER OF
    SHARES                                                                                                  VALUE
---------------                                                                                        ---------------
DIVERSIFIED FINANCIALS--0.98%
    1,286,000      Hong Kong Exchanges & Clearing Ltd..............................................     $  1,879,683
      766,000      Wharf (Holdings) Ltd............................................................        1,659,794
                                                                                                        ------------
                                                                                                           3,539,477
                                                                                                        ------------
INDUSTRIAL CONGLOMERATES--0.52%
      201,300      Hutchison Whampoa Ltd...........................................................        1,864,749
                                                                                                        ------------
REAL ESTATE--0.47%
      176,000      Cheung Kong (Holdings) Ltd......................................................        1,681,155
                                                                                                        ------------
Total Hong Kong Common Stocks......................................................................        8,707,301
                                                                                                        ------------
HUNGARY--0.25%
BANKS--0.25%
       13,000      OTP Bank Rt., ADR...............................................................          908,050
                                                                                                        ------------
INDONESIA--0.51%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.51%
    5,087,000      PT Telekomunikasi Indonesia, Series B*..........................................        1,824,712
                                                                                                        ------------
IRELAND--2.09%
BANKS--1.24%
      473,937      Bank of Ireland.................................................................        4,459,432
                                                                                                        ------------
CONSTRUCTION MATERIALS--0.85%
      201,742      CRH PLC.........................................................................        3,085,752
                                                                                                        ------------
Total Ireland Common Stocks........................................................................        7,545,184
                                                                                                        ------------
ISRAEL--0.40%
INTERNET SOFTWARE & SERVICES--0.30%
       29,200      Check Point Software Technologies Ltd.*.........................................        1,065,800
                                                                                                        ------------
PHARMACEUTICALS--0.10%
        6,000      Teva Pharmaceutical Industries Ltd., ADR........................................          372,000
                                                                                                        ------------
Total Israel Common Stocks.........................................................................        1,437,800
                                                                                                        ------------
ITALY--6.23%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.31%
      938,356      Telecom Italia SPA..............................................................        4,717,026
                                                                                                        ------------
INSURANCE--1.40%
      218,378      Alleanza Assicurazioni..........................................................        2,148,618
      261,089      Riunione Adriatica di Sicurta SPA...............................................        2,905,381
                                                                                                        ------------
                                                                                                           5,053,999
                                                                                                        ------------
OIL & GAS--1.47%
      407,230      ENI SPA.........................................................................        5,287,483
                                                                                                        ------------
TRANSPORTATION INFRASTRUCTURE--1.09%
      559,395      Autostrade--Concessioni e Costruzioni Autostrade SPA............................        3,951,256
                                                                                                        ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE INTERNATIONAL EQUITY INVESTMENTS

   NUMBER OF
    SHARES                                                                                                  VALUE
---------------                                                                                        ---------------
COMMON STOCKS--(CONTINUED)
ITALY--(CONCLUDED)
TRANSPORTATION INFRASTRUCTURE--(CONCLUDED)
WIRELESS TELECOMMUNICATION SERVICES--0.96%
      699,534      Telecom Italia Mobilare SPA.....................................................     $  3,462,391
                                                                                                        ------------
Total Italy Common Stocks..........................................................................       22,472,155
                                                                                                        ------------
JAPAN--16.34%
AUTOMOBILES--1.06%
       61,000      Honda Motor Co. Ltd.............................................................        2,420,436
       55,000      Toyota Motor Corp...............................................................        1,415,253
                                                                                                        ------------
                                                                                                           3,835,689
                                                                                                        ------------
AUTO COMPONENTS--1.05%
      143,000      Bridgestone Corp................................................................        1,546,523
      158,600      Denso Corp......................................................................        2,247,548
                                                                                                        ------------
                                                                                                           3,794,071
                                                                                                        ------------
BANKS--0.18%
          348      UFJ Holdings, Inc. (1)*.........................................................          654,082
                                                                                                        ------------
CHEMICALS--1.31%
      511,000      Asahi Chemical Industries Co. Ltd...............................................        1,448,294
       61,900      Shin Etsu Chemical Co. Ltd......................................................        2,040,634
      229,000      Sumitomo Bakelite Co. Ltd.......................................................        1,251,963
                                                                                                        ------------
                                                                                                           4,740,891
                                                                                                        ------------
COMMERCIAL SERVICES & SUPPLIES--0.61%
       49,000      Secom Co. Ltd...................................................................        2,214,731
                                                                                                        ------------
DIVERSIFIED FINANCIALS--1.20%
       22,400      Aiful Corp......................................................................        1,336,565
       73,000      Credit Saison Co. Ltd...........................................................        1,279,508
      155,000      Nomura Securities Co. Ltd.......................................................        1,695,954
                                                                                                        ------------
                                                                                                           4,312,027
                                                                                                        ------------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.34%
          405      Nippon Telephone & Telegraph Corp. (NTT)........................................        1,220,362
                                                                                                        ------------
ELECTRICAL EQUIPMENT--1.04%
       27,700      Mabuchi Motor Co. Ltd...........................................................        2,208,562
      249,000      Sumitomo Electric Industries Ltd................................................        1,541,451
                                                                                                        ------------
                                                                                                           3,750,013
                                                                                                        ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.49%
      281,000      Hitachi Ltd.....................................................................        1,758,411
                                                                                                        ------------
FOOD & DRUG RETAILING--0.31%
       73,000      Familymart Co. Ltd. (1).........................................................        1,116,166
                                                                                                        ------------
GAS UTILITIES--0.33%
      530,000      Osaka Gas Co. Ltd...............................................................        1,174,044
                                                                                                        ------------
HOTELS, RESTAURANTS & LEISURE--0.44%
       92,000      Namco Ltd.......................................................................        1,578,221
                                                                                                        ------------
HOUSEHOLD DURABLES--0.41%
       33,400      Sony Corp.......................................................................        1,462,301
                                                                                                        ------------

   NUMBER OF
    SHARES                                                                                                  VALUE
---------------                                                                                        ---------------
HOUSEHOLD PRODUCTS--0.77%
      151,000      Kao Corp........................................................................        2,770,539
                                                                                                        ------------
LEISURE EQUIPMENT & PRODUCTS--0.69%
       78,000      Fuji Photo Film Co. Ltd.........................................................     $  2,478,315
                                                                                                        ------------
MACHINERY--0.43%
      594,000      Mitsubishi Heavy Industries Ltd.................................................        1,546,194
                                                                                                        ------------
MEDIA--0.42%
      195,000      Toppan Printing Co..............................................................        1,519,858
                                                                                                        ------------
MULTI-LINE RETAIL--1.32%
       48,000      Aeon Co. Ltd. (1)...............................................................          914,712
       45,000      Ito-Yokado Co. Ltd..............................................................        1,664,740
      203,000      Marui Co. Ltd. (1)..............................................................        2,198,441
                                                                                                        ------------
                                                                                                           4,777,893
                                                                                                        ------------
OFFICE ELECTRONICS--1.03%
      114,000      Canon, Inc......................................................................        3,732,687
                                                                                                        ------------
PHARMACEUTICALS--1.17%
      104,000      Taisho Pharmaceutical Co........................................................        1,528,100
      112,000      Yamanouchi Pharmaceutical Co....................................................        2,706,545
                                                                                                        ------------
                                                                                                           4,234,645
                                                                                                        ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--0.60%
       16,500      Rohm Co. Ltd....................................................................        2,152,415
                                                                                                        ------------
SOFTWARE--0.33%
      164,000      Sorun Corp......................................................................        1,190,170
                                                                                                        ------------
TRADING COMPANIES & DISTRIBUTORS--0.28%
      216,000      Sumitomo Corp...................................................................          997,233
                                                                                                        ------------
WIRELESS TELECOMMUNICATION SERVICES--0.53%
          182      NTT Mobile Communication Network................................................        1,900,429
                                                                                                        ------------
Total Japan Common Stocks..........................................................................       58,911,387
                                                                                                        ------------
KOREA--2.55%
AUTOMOBILES--0.58%
       91,100      Hyundai Motor Co. Ltd...........................................................        2,104,609
                                                                                                        ------------
BANKS--0.45%
       36,204      Kookmin Bank, ADR (1)...........................................................        1,612,526
                                                                                                        ------------
HOUSEHOLD DURABLES--0.43%
       66,060      LG Electronics, Inc.............................................................        1,548,833
                                                                                                        ------------
INDUSTRIAL CONGLOMERATES--0.45%
      140,000      Hyundai Motor Co. Ltd., GDR.....................................................        1,617,000
                                                                                                        ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--0.64%
       10,040      Samsung Electronics Co. Ltd.....................................................        2,304,124
                                                                                                        ------------
Total Korea Common Stocks..........................................................................        9,187,092
                                                                                                        ------------
MEXICO--0.59%
WIRELESS TELECOMMUNICATION SERVICES--0.59%
      108,000      America Movil S.A. de C.V., ADR, Series L.......................................        2,138,400
                                                                                                        ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE INTERNATIONAL EQUITY INVESTMENTS

   NUMBER OF
    SHARES                                                                                                  VALUE
---------------                                                                                        ---------------
COMMON STOCKS--(CONTINUED)
MEXICO--(CONCLUDED)
WIRELESS TELECOMMUNICATION SERVICES--(CONCLUDED)

COMMON STOCKS--(CONCLUDED)
NETHERLANDS--8.12%
AIR FREIGHT & COURIERS--1.19%
      206,879      TPG N.V.........................................................................     $  4,278,951
                                                                                                        ------------
CHEMICALS--0.86%
       72,278      Akzo Nobel N.V.*................................................................        3,094,866
                                                                                                        ------------
DIVERSIFIED FINANCIALS--1.73%
      249,784      ING Groep N.V...................................................................        6,246,006
                                                                                                        ------------
FOOD & DRUG RETAILING--1.09%
      153,851      Koninklijke Ahold N.V...........................................................        3,939,684
                                                                                                        ------------
HOUSEHOLD DURABLES--2.00%
      265,077      Koninklijke (Royal) Philips Electronics N.V.....................................        7,193,313
                                                                                                        ------------
MEDIA--1.25%
      146,305      VNU N.V.*.......................................................................        4,519,629
                                                                                                        ------------
Total Netherlands Common Stocks....................................................................       29,272,449
                                                                                                        ------------
POLAND--0.17%
OIL & GAS--0.17%
       58,000      Polski Koncern Naftowy Orlen S.A., GDR+.........................................          623,500
                                                                                                        ------------
PORTUGAL--0.75%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.75%
      365,912      Portugal Telecom, SGPS, S.A.*...................................................        2,719,804
                                                                                                        ------------
SINGAPORE--1.54%
BANKS--1.54%
      365,000      Overseas Chinese Banking Corp. Ltd..............................................        2,564,612
      370,000      United Overseas Bank Ltd........................................................        3,002,805
                                                                                                        ------------
                                                                                                           5,567,417
                                                                                                        ------------
SOUTH AFRICA--0.22%
METALS & MINING--0.22%
       20,655      Anglo American Platinum Corp....................................................          799,082
                                                                                                        ------------
SPAIN--3.85%
BANKS--1.62%
      516,051      Banco Bilbao Vizcaya Argenta....................................................        5,853,442
                                                                                                        ------------
COMMERCIAL SERVICES & SUPPLIES--0.61%
      345,277      Amadeus Global Travel Distribution S.A., Series A*..............................        2,183,686
                                                                                                        ------------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.85%
      260,557      Telefonica S.A.*................................................................        3,056,189
                                                                                                        ------------
ELECTRIC UTILITIES--0.77%
      192,914      Endesa S.A. ....................................................................        2,793,241
                                                                                                        ------------
Total Spain Common Stocks..........................................................................       13,886,558
                                                                                                        ------------

   NUMBER OF
    SHARES                                                                                                  VALUE
---------------                                                                                        ---------------
SWEDEN--0.44%
MACHINERY--0.44%
       74,500      Sandvik AB......................................................................        1,592,761
                                                                                                        ------------
SWITZERLAND--3.75%
BANKS--1.72%
      162,000      Credit Suisse Group S.A.*.......................................................     $  6,196,696
                                                                                                        ------------
FOOD PRODUCTS--2.03%
       34,000      Nestle S.A.*....................................................................        7,338,414
                                                                                                        ------------
Total Switzerland Common Stocks....................................................................       13,535,110
                                                                                                        ------------
THAILAND--0.48%
BANKS--0.48%
    1,200,000      Bangkok Bank Public Co. Ltd. (1)*...............................................        1,730,442
                                                                                                        ------------
UNITED KINGDOM--24.54%
BANKS--4.45%
      103,000      Barclays PLC....................................................................        3,247,817
      579,000      HSBC Holdings...................................................................        6,483,616
      251,000      Royal Bank of Scotland Group PLC................................................        6,326,703
                                                                                                        ------------
                                                                                                          16,058,136
                                                                                                        ------------
BEVERAGES--1.81%
      562,000      Diageo PLC......................................................................        6,539,267
                                                                                                        ------------
DIVERSIFIED FINANCIALS--1.72%
      573,000      3I Group PLC....................................................................        6,197,962
                                                                                                        ------------
GAS UTILITIES--0.68%
      750,000      Centrica PLC*...................................................................        2,430,578
                                                                                                        ------------
INTERNET & CATALOG RETAIL--0.99%
      380,000      GUS PLC*........................................................................        3,549,596
                                                                                                        ------------
MEDIA--2.56%
      326,363      British Sky Broadcasting Group PLC*.............................................        3,087,744
      630,000      WPP Group PLC...................................................................        6,138,400
                                                                                                        ------------
                                                                                                           9,226,144
                                                                                                        ------------
METALS & MINING--1.63%
      359,160      Anglo American PLC..............................................................        5,891,733
                                                                                                        ------------
OIL & GAS--3.21%
      755,832      BP Amoco PLC....................................................................        5,848,862
      844,000      Shell Transportation & Trading Co...............................................        5,726,660
                                                                                                        ------------
                                                                                                          11,575,522
                                                                                                        ------------
PHARMACEUTICALS--3.89%
      587,876      GlaxoSmithKline PLC.............................................................       14,021,062
                                                                                                        ------------
WIRELESS TELECOMMUNICATION SERVICES--3.60%
    6,041,578      Vodafone Group PLC..............................................................       12,988,926
                                                                                                        ------------
Total United Kingdom Common Stocks.................................................................       88,478,926
                                                                                                        ------------
Total Common Stocks (cost--$393,261,964)...........................................................      336,652,452
                                                                                                        ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EQUITY INVESTMENTS

 PRINCIPAL
  AMOUNT                                                                                MATURITY    INTEREST
   (000)                                                                                 DATES       RATES       VALUE
-----------                                                                           ------------  --------  ------------
CONVERTIBLE BOND--0.66%
NETHERLANDS--0.66%
SEMICONDUCTOR EQUIPMENT & PRODUCTS--0.66%
$     2,400  STMicroelectronics N.V. (cost--$2,523,071).............................    09/22/09     0.000%#  $  2,382,000
                                                                                                              ------------

   NUMBER OF
   WARRANTS
---------------
WARRANTS--0.29%
GERMANY--0.29%
BANKS--0.29%
      103,365      Deutsche Bank, expiring 10/22/02* (cost--$1,080,783)............................
  NUMBER OF
   RIGHTS
---------------
RIGHTS--0.02%
SPAIN--0.02%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.02%
      223,346      Telefonica S.A.* (cost--$61,003)................................................

WARRANTS--0.29%
GERMANY--0.29%
BANKS--0.29%
      103,365        1,043,627
                  ------------
RIGHTS--0.02%
SPAIN--0.02%
DIVERSIFIED TEL
      223,346           58,725
                  ------------

 PRINCIPAL
  AMOUNT
   (000)
-----------
REPURCHASE AGREEMENT--5.22%
$    18,826  Repurchase Agreement dated 01/31/02 with State Street Bank & Trust Co., collateralized by $18,321,838 U.S. Treasury Notes, 5.500% to 5.750%,
               due 11/30/02 to 05/31/03;
               (value--$19,203,276); proceeds: $18,826,931
               (cost--$18,826,000)..................................................    02/01/02    1.780      18,826,000
                                                                                                             ------------
                                                                                                              358,962,804
Total Investments (cost--$415,752,821)--99.55%......................................
                                                                                                                1,610,472
Other assets in excess of liabilities--0.45%........................................
                                                                                                             ------------
Net Assets--100.00%.................................................................                         $360,573,276
                                                                                                             ============

-----------------

#      Zero coupon bond.
*      Non-Income producing security.
+ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified Institutional buyers.
ADR    American Depositary Receipt.
GDR    Global Depositary Receipt.
(1)    Security, or portion thereof, was on loan at January 31, 2002.

FORWARD FOREIGN CURRENCY CONTRACTS

                                                              CONTRACTS TO         IN        MATURITY    UNREALIZED
                                                                 DELIVER      EXCHANGE FOR     DATE     APPRECIATION
                                                              -------------  --------------  ---------  ------------
Japanese Yen................................................  2,471,179,780  USD 19,697,000  03/04/02    $1,235,989
                                                                                                         ==========

CURRENCY TYPE ABBREVIATIONS:

USD U.S. Dollars

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 2002(UNAUDITED)

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------
COMMON STOCKS--91.54%
BRAZIL--3.96%
BANKS--0.41%
       15,900      Unibanco--Uniao de Bancos Brasileiros S.A., GDR............................      $   363,474
                                                                                                    -----------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.23%
        2,670      Brasil Telecom Participacoes S.A., ADR.....................................           93,873
       74,613      Tele Norte Leste Participacoes, ADR (1)....................................          998,322
        5,300      Telecomunicacoes Brasileiras S.A. (Telebras), ADR*.........................                0
                                                                                                    -----------
                                                                                                      1,092,195
                                                                                                    -----------
ELECTRIC UTILITIES--0.34%
       45,300      Companhia Paranaense de Energia--Copel, ADR................................          296,262
                                                                                                    -----------
FOOD & DRUG RETAILING--0.34%
       13,900      Pao de Acucar, CBD, ADR*...................................................          305,105
                                                                                                    -----------
METALS & MINING--0.02%
        1,400      Gerdau S.A., ADR...........................................................           13,468
                                                                                                    -----------
OIL & GAS--1.41%
       61,435      Petroleo Brasileiro S.A.--Petrobras, ADR...................................        1,252,045
                                                                                                    -----------
PAPER & FOREST PRODUCTS--0.06%
        3,500      Votorantim Celulose de Papel S.A., ADR.....................................           56,000
                                                                                                    -----------
WIRELESS TELECOMMUNICATION SERVICES--0.15%
       22,800      Tele Centro Oeste Celular Participacoes S.A., ADR*.........................          131,282
                                                                                                    -----------
Total Brazil Common Stocks....................................................................        3,509,831
                                                                                                    -----------
CHILE--0.88%
BANKS--0.23%
       12,000      Banco Santander Chile, ADR.................................................          200,464
                                                                                                    -----------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.31%
       20,015      Compania de Telecomunicaciones de Chile S.A., ADR*.........................          276,207
                                                                                                    -----------
ELECTRIC UTILITIES--0.34%
       31,850      Empresa Nacional de Electricidad S.A. (Endesa-Chile), ADR..................          302,575
                                                                                                    -----------
Total Chile Common Stocks.....................................................................          779,246
                                                                                                    -----------
CHINA--1.37%
AUTOMOBILES--0.20%
    1,064,000      Qingling Motors Co. Ltd., Class H..........................................          180,075
                                                                                                    -----------
COMMUNICATIONS EQUIPMENT--0.20%
        6,900      UTStarcom, Inc.*...........................................................          178,848
                                                                                                    -----------
METALS & MINING--0.21%
    1,290,000      Angang New Steel Co. Ltd., Class H.........................................          185,245
                                                                                                    -----------

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------
COMMON STOCKS--(CONTINUED)
CHINA--(CONCLUDED)
METALS & MINING--(CONCLUDED)
OIL & GAS--0.76%
    2,442,000      China Petroleum & Chemical Corp. (Sinopec), Class H........................      $   366,328
    1,646,000      PetroChina Co. Ltd., Class H...............................................          303,901
                                                                                                    -----------
                                                                                                        670,229
                                                                                                    -----------
Total China Common Stocks.....................................................................        1,214,397
                                                                                                    -----------
CZECH REPUBLIC--0.28%
BANKS--0.28%
        7,360      Komercni Banka A.S.*.......................................................          252,938
            2      Komercni Banka A.S., GDR*..................................................               23
                                                                                                    -----------
                                                                                                        252,961
                                                                                                    -----------
HONG KONG--3.44%
COMPUTERS & PERIPHERALS--0.71%
    1,367,000      Legend Holdings Ltd........................................................          630,972
                                                                                                    -----------
DIVERSIFIED FINANCIALS--0.25%
      152,000      Hong Kong Exchanges & Clearing Ltd.........................................          222,171
                                                                                                    -----------
INDUSTRIAL CONGLOMERATES--0.43%
      282,000      China Insurance International Holdings Co. Ltd.............................          162,705
      296,000      China Merchants Holdings International Co. Ltd.............................          214,426
                                                                                                    -----------
                                                                                                        377,131
                                                                                                    -----------
WIRELESS TELECOMMUNICATION SERVICES--2.05%
      635,000      China Mobile (Hong Kong) Ltd.*.............................................        1,819,659
                                                                                                    -----------
Total Hong Kong Common Stocks.................................................................        3,049,933
                                                                                                    -----------
HUNGARY--1.78%
DIVERSIFIED FINANCIALS--0.47%
        5,911      OTP Bank, GDR..............................................................          412,883
                                                                                                    -----------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.67%
       32,460      Matav RT, ADS, Series B....................................................          598,887
                                                                                                    -----------
OIL & GAS--0.31%
       14,250      Magyar Olaj-es Gazipari Reszvenytar, GDR...................................          272,175
                                                                                                    -----------
PHARMACEUTICALS--0.33%
        4,560      Gedeon Richter Ltd., GDS...................................................          295,488
                                                                                                    -----------
Total Hungary Common Stocks...................................................................        1,579,433
                                                                                                    -----------
INDIA--5.94%
AUTOMOBILES--0.20%
       19,500      Bajaj Auto Ltd.............................................................          175,966
                                                                                                    -----------
BANKS--0.30%
       60,200      State Bank of India........................................................          260,420
                                                                                                    -----------
CHEMICALS--0.70%
      100,500      Reliance Industries Ltd....................................................          620,693
                                                                                                    -----------

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PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------
COMMON STOCKS--(CONTINUED)
INDIA--(CONCLUDED)
CHEMICALS--(CONCLUDED)
DIVERSIFIED FINANCIALS--0.56%
       38,000      Housing Development Finance
                     Corp. Ltd................................................................      $   495,073
                                                                                                    -----------
HOUSEHOLD PRODUCTS--0.64%
      125,200      Hindustan Lever Ltd........................................................          569,607
                                                                                                    -----------
INDUSTRIAL CONGLOMERATES--0.00%
            2      Gesco Corp. Ltd............................................................                1
                                                                                                    -----------
IT CONSULTING & SERVICES--1.18%
        9,200      Infosys Technologies.......................................................          737,621
       54,500      Satyam Computer Services Ltd...............................................          308,845
                                                                                                    -----------
                                                                                                      1,046,466
                                                                                                    -----------
MARINE--0.00%
           90      Great Eastern Shipping Co..................................................               47
                                                                                                    -----------
METALS & MINING--0.42%
      179,200      Tata Iron & Steel Co. Ltd.*................................................          371,255
                                                                                                    -----------
PHARMACEUTICALS--1.33%
       26,500      Dr. Reddy's Laboratories Ltd...............................................          505,609
       45,300      Ranbaxy Laboratories Ltd...................................................          674,037
                                                                                                    -----------
                                                                                                      1,179,646
                                                                                                    -----------
TOBACCO--0.61%
       38,000      ITC Ltd....................................................................          544,032
                                                                                                    -----------
Total India Common Stocks.....................................................................        5,263,206
                                                                                                    -----------
INDONESIA--1.59%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.40%
    3,467,660      PT Telekomunikasi Indonesia, Series B*.....................................        1,243,853
                                                                                                    -----------
TOBACCO--0.19%
      400,500      PT Hanjaya Mandala Sampoerna TBK*..........................................          167,926
                                                                                                    -----------
Total Indonesia Common Stocks.................................................................        1,411,779
                                                                                                    -----------
ISRAEL--2.86%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.28%
      193,000      Bezeq Israeli Telecommunication Corp. Ltd.*................................          247,242
                                                                                                    -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.14%
        4,790      Orbotech Ltd.*.............................................................          126,312
                                                                                                    -----------
INTERNET SOFTWARE & SERVICES--1.44%
       35,015      Check Point Software
                     Technologies Ltd.*.......................................................        1,278,048
                                                                                                    -----------
PHARMACEUTICALS--1.00%
       14,210      Teva Pharmaceutical Industries Ltd., ADR (1)...............................          881,020
                                                                                                    -----------
Total Israel Common Stocks....................................................................        2,532,622
                                                                                                    -----------

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------
KOREA--20.57%
AUTOMOBILES--0.85%
       32,740      Hyundai Motor Co. Ltd......................................................      $   756,366
                                                                                                    -----------
BANKS--4.15%
       56,238      Kookmin Bank...............................................................        2,478,183
       67,340      Koram Bank*................................................................          650,566
       41,010      Shinhan Financial Group Co. Ltd.*..........................................          552,792
                                                                                                    -----------
                                                                                                      3,681,541
                                                                                                    -----------
COMMUNICATIONS EQUIPMENT--0.57%
       25,800      Korea Telecom Corp., ADR (1)*..............................................          506,454
                                                                                                    -----------
CONSTRUCTION & ENGINEERING--0.32%
       94,360      Hyundai Engineering & Construction Co. Ltd.*...............................          281,048
                                                                                                    -----------
DIVERSIFIED FINANCIALS--2.34%
       81,500      Daewoo Securities Co. Ltd.*................................................          589,434
       84,800      Good Morning Securities Co. Ltd.*..........................................          371,089
       60,250      Hyundai Securities Co.*....................................................          536,057
       16,760      Samsung Securities Co. Ltd.*...............................................          581,749
                                                                                                    -----------
                                                                                                      2,078,329
                                                                                                    -----------
ELECTRIC UTILITIES--0.99%
       52,920      Korea Electric Power Corp..................................................          881,057
                                                                                                    -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.43%
        9,200      Samsung SDI Co. Ltd........................................................          379,410
                                                                                                    -----------
HOUSEHOLD DURABLES--0.66%
       24,900      LG Electronics, Inc........................................................          583,802
                                                                                                    -----------
METALS & MINING--1.13%
        5,200      Pohang Iron & Steel Co. Ltd. (POSCO).......................................          510,310
       19,820      Pohang Iron & Steel Co. Ltd.
                     (POSCO), ADR.............................................................          487,968
                                                                                                    -----------
                                                                                                        998,278
                                                                                                    -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--6.91%
       26,678      Samsung Electronics Co.....................................................        6,122,452
                                                                                                    -----------
WIRELESS TELECOMMUNICATION SERVICES--2.22%
       10,050      SK Telecom Co. Ltd.........................................................        1,964,869
                                                                                                    -----------
Total Korea Common Stocks.....................................................................       18,233,606
                                                                                                    -----------
MALAYSIA--3.40%
BANKS--1.14%
      273,800      Malayan Banking Berhad.....................................................          644,871
      461,000      Public Bank Berhad.........................................................          361,521
                                                                                                    -----------
                                                                                                      1,006,392
                                                                                                    -----------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.63%
      217,000      Telekom Malaysia Berhad....................................................          562,487
                                                                                                    -----------
ELECTRIC UTILITIES--0.39%
      120,100      Tenaga Nasional Berhad.....................................................          344,497
                                                                                                    -----------

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PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------
COMMON STOCKS--(CONTINUED)
MALAYSIA--(CONCLUDED)
ELECTRIC UTILITIES--(CONCLUDED)
HOTELS, RESTAURANTS & LEISURE--1.24%
       57,000      Genting Berhad.............................................................      $   184,500
      436,000      Resorts World Berhad.......................................................          917,895
                                                                                                    -----------
                                                                                                      1,102,395
                                                                                                    -----------
Total Malaysia Common Stocks..................................................................        3,015,771
                                                                                                    -----------
MEXICO--12.37%
BANKS--1.71%
      125,000      Grupo Financiero Banorte S.A. de C.V., Series O*...........................          280,010
    1,130,750      Grupo Financiero BBVA Bancomer S.A. de C.V. (GFB), Series O* (1)...........        1,233,725
                                                                                                    -----------
                                                                                                      1,513,735
                                                                                                    -----------
BEVERAGES--1.96%
       16,730      Coca-Cola Femsa, S.A. de C.V., ADR.........................................          388,973
      109,300      Fomento Economico Mexica S.A. de C.V., Series B and Series D...............          443,079
      374,150      Grupo Modelo S.A. de C.V., Series C (1)....................................          908,071
                                                                                                    -----------
                                                                                                      1,740,123
                                                                                                    -----------
CONSTRUCTION MATERIALS--0.64%
      107,553      Cemex S.A..................................................................          569,336
                                                                                                    -----------
DIVERSIFIED TELECOMMUNICATION SERVICES--3.63%
      112,800      Carso Global Telecom (1)*..................................................          275,125
       76,660      Telefonos de Mexico S.A. de C.V., ADR (1)..................................        2,943,744
                                                                                                    -----------
                                                                                                      3,218,869
                                                                                                    -----------
MACHINERY--0.14%
       12,500      Tubos de Acero de Mexico S.A. (TAMSA), ADR.................................          124,375
                                                                                                    -----------
MEDIA--1.54%
       21,600      Grupo Televisa S.A. de C.V., GDS* (1)......................................          963,360
       50,600      TV Azteca S.A. de C.V., ADR (1)............................................          399,234
                                                                                                    -----------
                                                                                                      1,362,594
                                                                                                    -----------
MULTI-LINE RETAIL--1.50%
      529,650      Wal-Mart de Mexico S.A. de C.V., Series C..................................        1,331,797
                                                                                                    -----------
WIRELESS TELECOMMUNICATION SERVICES--1.25%
       54,660      America Movil S.A. de C.V., ADR, Series L..................................        1,082,268
        4,874      Grupo Iusacell S.A. de C.V., ADR, Series V*................................           20,757
                                                                                                    -----------
                                                                                                      1,103,025
                                                                                                    -----------
Total Mexico Common Stocks....................................................................       10,963,854
                                                                                                    -----------

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------
PHILIPPINES--0.33%
REAL ESTATE--0.33%
    2,365,000      Ayala Land, Inc............................................................          295,481
                                                                                                    -----------
POLAND--1.29%
DIVERSIFIED FINANCIALS--0.47%
       13,390      Bank Przemyslowo-Handlowy PBK S.A., GDR*...................................      $   413,082
                                                                                                    -----------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.46%
      107,910      Telekomunikacja Polska S.A., GDR*..........................................          410,921
                                                                                                    -----------
INDUSTRIAL CONGLOMERATES--0.36%
       12,860      Bank Pekao*................................................................          320,600
                                                                                                    -----------
Total Poland Common Stocks....................................................................        1,144,603
                                                                                                    -----------
RUSSIA--4.87%
ELECTRIC UTILITIES--0.90%
       49,190      RAO Unified Energy System (UES), GDR.......................................          794,419
                                                                                                    -----------
INDUSTRIAL CONGLOMERATES--1.54%
       70,500      Gazprom, ADR*..............................................................          874,200
       18,890      JSC Mining & Smelting Co. Norilsk Nickel, ADR*.............................          299,799
        2,000      YUKOS, ADR*................................................................          187,515
                                                                                                    -----------
                                                                                                      1,361,514
                                                                                                    -----------
OIL & GAS--2.43%
       12,955      Lukoil Holding, ADR........................................................          722,241
       87,090      Surgutneftegaz, ADR........................................................        1,436,985
                                                                                                    -----------
                                                                                                      2,159,226
                                                                                                    -----------
Total Russia Common Stocks....................................................................        4,315,159
                                                                                                    -----------
SOUTH AFRICA--7.52%
BANKS--0.57%
       69,000      ABSA Group Ltd.............................................................          157,930
      608,500      FirstRand Ltd..............................................................          348,856
                                                                                                    -----------
                                                                                                        506,786
                                                                                                    -----------
DIVERSIFIED FINANCIALS--0.31%
      416,400      African Bank Investments Ltd...............................................          275,170
                                                                                                    -----------
FOOD & DRUG RETAILING--0.00%
       11,471      Metro Cash & Carry Ltd.*...................................................            2,209
                                                                                                    -----------
INDUSTRIAL CONGLOMERATES--0.70%
      127,100      Barloworld Ltd.*...........................................................          617,422
                                                                                                    -----------
INSURANCE--0.48%
      566,083      Sanlam Ltd.................................................................          426,111
                                                                                                    -----------
IT CONSULTING & SERVICES--0.18%
      147,640      Dimension Data Holdings PLC*...............................................          160,240
                                                                                                    -----------
MEDIA--0.16%
       96,000      Naspers Ltd................................................................          138,643
                                                                                                    -----------

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PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------

COMMON STOCKS--(CONCLUDED)

COMMON STOCKS--(CONCLUDED)
SOUTH AFRICA--(CONCLUDED)
METALS & MINING--3.07%
       35,160      Anglo American Platinum....................................................      $ 1,360,238
       40,900      Anglo American PLC.........................................................          662,276
       16,700      AngloGold Ltd..............................................................          694,311
                                                                                                    -----------
                                                                                                      2,716,825
                                                                                                    -----------
MULTI-LINE RETAIL--0.02%
      147,032      LA Group Ltd...............................................................           16,087
                                                                                                    -----------
OIL & GAS--1.41%
      136,335      Sasol Ltd..................................................................        1,252,969
                                                                                                    -----------
PAPER & FOREST PRODUCTS--0.60%
       46,200      Sappi......................................................................          528,924
                                                                                                    -----------
SPECIALTY RETAIL--0.02%
    1,555,053      Profurn*...................................................................           20,416
                                                                                                    -----------
Total South Africa Common Stocks..............................................................        6,661,802
                                                                                                    -----------
TAIWAN--13.54%
BANKS--0.50%
      550,000      Taipei Bank................................................................          440,756
                                                                                                    -----------
COMPUTERS & PERIPHERALS--2.55%
      241,750      Asustek Computer, Inc......................................................        1,183,149
      508,000      Compal Electronics, Inc....................................................          703,698
      412,000      Inventec Co. Ltd...........................................................          373,795
                                                                                                    -----------
                                                                                                      2,260,642
                                                                                                    -----------
DIVERSIFIED FINANCIALS--1.19%
      587,000      Fubon Financial Holding Co. Ltd.*..........................................          598,088
      993,000      Polaris Securities Co. Ltd.*...............................................          460,406
                                                                                                    -----------
                                                                                                      1,058,494
                                                                                                    -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.00%
      150,000      Au Optronics Corp.*........................................................          212,078
      238,000      Hon Hai Precision Industry Co. Ltd.........................................        1,205,667
      285,000      KYE Systems Corp...........................................................          358,901
                                                                                                    -----------
                                                                                                      1,776,646
                                                                                                    -----------
INDUSTRIAL CONGLOMERATES--0.33%
      716,000      Far Eastern Textile Ltd....................................................          289,966
                                                                                                    -----------
MARINE--0.54%
    1,120,000      Evergreen Marine Corp., GDR................................................          474,413
                                                                                                    -----------
OFFICE ELECTRONICS--0.49%
      589,000      Kinpo Electronics, Inc.*...................................................          434,923
                                                                                                    -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--5.94%
       28,000      MediaTek, Inc..............................................................          524,900
    1,202,040      Taiwan Semiconductor
                     Manufacturing Co.........................................................        3,010,260
    1,298,180      United Microelectronics Corp...............................................        1,731,402
                                                                                                    -----------
                                                                                                      5,266,562
                                                                                                    -----------
Total Taiwan Common Stocks....................................................................       12,002,402
                                                                                                    -----------

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------
THAILAND--2.19%
BANKS--0.66%
       99,000      Bangkok Bank Public Co. Ltd.* (1)..........................................      $   142,762
      465,000      Siam Commercial Bank Public
                     Co. Ltd.*................................................................          235,483
      322,000      Thai Farmers Bank Public
                     Co. Ltd.* (1)............................................................          204,746
                                                                                                    -----------
                                                                                                        582,991
                                                                                                    -----------
CONSTRUCTION MATERIALS--0.41%
       22,400      Siam Cement Co.*...........................................................          368,289
                                                                                                    -----------
HOUSEHOLD DURABLES--0.29%
      214,000      Land & Houses Public Co. Ltd.*.............................................          257,568
                                                                                                    -----------
WIRELESS TELECOMMUNICATION SERVICES--0.83%
      738,800      Advanced Information Services
                     Public Co. Ltd.*.........................................................          734,018
                                                                                                    -----------
Total Thailand Common Stocks..................................................................        1,942,866
                                                                                                    -----------
TURKEY--3.36%
BANKS--1.72%
   49,600,000      Turk Ekonomi Bankasi A.S. (TEB)*...........................................          132,620
  129,649,000      Turkiye Garanti Bankasi A.S................................................          292,181
  117,244,874      Turkiye Is Bankasi (Isbank)................................................          716,546
  121,834,858      Yapi Ve Kredi Bankasi A.S..................................................          386,260
                                                                                                    -----------
                                                                                                      1,527,607
                                                                                                    -----------
BEVERAGES--0.53%
   20,831,724      Anadolu Efes Biracilik ve Malt
                     Sanayii A.S..............................................................          469,470
                                                                                                    -----------
DIVERSIFIED FINANCIALS--0.10%
    3,170,000      Koc Holding A.S............................................................           85,970
                                                                                                    -----------
FOOD & DRUG RETAILING--0.32%
    3,367,076      Migros Turk T.A.S..........................................................          282,948
                                                                                                    -----------
WIRELESS TELECOMMUNICATION SERVICES--0.69%
   76,658,472      Turkcell Iletisim..........................................................          614,908
                                                                                                    -----------
Total Turkey Common Stocks....................................................................        2,980,903
                                                                                                    -----------
Total Common Stocks (cost--$75,844,045).......................................................       81,149,855
                                                                                                    -----------

PREFERRED STOCKS--4.81%
BRAZIL--4.81%
BANKS--1.51%
  126,184,572      Banco Bradesco S.A.........................................................          631,447
    9,989,000      Banco Itau S.A.............................................................          703,046
                                                                                                    -----------
                                                                                                      1,334,493
                                                                                                    -----------
BEVERAGES--0.71%
    3,280,300      Companhia de Bebidas das Americas (AmBev)..................................          630,150
                                                                                                    -----------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.34%
   42,973,000      Brasil Telecom Participacoes S.A...........................................          302,667
                                                                                                    -----------
ELECTRIC UTILITIES--0.03%
      987,030      Eletropaulo Electricidade Sao Paulo........................................           28,492
                                                                                                    -----------

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PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------
PREFERRED STOCKS--(CONCLUDED)
BRAZIL--(CONCLUDED)
ELECTRIC UTILITIES--(CONCLUDED)
METALS & MINING--1.03%
       27,000      Companhia Vale do Rio Doce "A".............................................      $   599,988
   32,571,001      Gerdau S.A.................................................................          315,024
                                                                                                    -----------
                                                                                                        915,012
                                                                                                    -----------
OIL & GAS--1.19%
       52,690      Petrol Brasileiro-Petrobras................................................        1,052,487
                                                                                                    -----------
Total Preferred Stocks (cost--$4,494,522).....................................................        4,263,301
                                                                                                    -----------

  NUMBER OF
  WARRANTS
---------------
WARRANTS--0.51%
KOREA--0.19%
TOBACCO--0.19%
       13,000      Korea Tobacco & Ginseng Corp., expiring 04/02/02*..........................          169,891
                                                                                                    -----------
MEXICO--0.01%
CONSTRUCTION MATERIALS--0.01%
       13,000      Cemex S.A., expiring 12/21/04*.............................................            7,817
                                                                                                    -----------
TAIWAN--0.31%
SEMICONDUCTOR EQUIPMENT & PRODUCTS--0.31%
       78,600      Taiwan Semiconductor Manufacturing, Inc., expiring 02/28/02*...............          273,049
                                                                                                    -----------
Total Warrants (cost--$453,084)...............................................................          450,757
                                                                                                    -----------

   NUMBER OF
    RIGHTS                                                                                             VALUE
---------------                                                                                   ---------------
RIGHTS--0.00%
BRAZIL--0.00%
BANKS/RETAIL--0.00%
       20,100      Companhia Vale do Rio Doce
                     (cost--$0)...............................................................      $         0
                                                                                                    -----------
Total Investments (cost--$80,791,651)--96.86%.................................................       85,863,913
Other assets in excess of liabilities--3.14%..................................................        2,784,839
                                                                                                    -----------
Net Assets--100.00%...........................................................................      $88,648,752
                                                                                                    ===========

---------------

*      Non-Income producing security.
ADR    American Depositary Receipt.
ADS    American Depositary Shares.
GDR    Global Depositary Receipt.
GDS    Global Depositary Shares.
(1)    Security, or portion thereof, was on loan at January 31, 2002.

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                           UNREALIZED
                                                              CONTRACTS TO        IN          MATURITY    APPRECIATION
                                                                DELIVER      EXCHANGE FOR      DATES     (DEPRECIATION)
                                                              ------------   -------------   ----------  --------------
Brazilian Reals.............................................      316,578     USD  130,065   02/04/2002     $ (1,404)
Malaysian Ringgits..........................................      337,728     USD   88,817   02/04/2002          184
Mexican Pesos...............................................   21,580,000     USD  243,752   02/05/2002      (61,406)
U.S. Dollars................................................        9,025     THB  397,302   02/04/2002           (6)
U.S. Dollars................................................       80,894    THB 3,554,463   05/23/2002         (199)
                                                                                                            --------
                                                                                                            $(62,831)
                                                                                                            ========

CURRENCY TYPE ABBREVIATIONS:

THB Thailand Baht
USD U.S. Dollars

                 See accompanying notes to financial statements

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                                       95

PAINEWEBBER PACE SELECT ADVISORS TRUST

STATEMENTS OF ASSETS AND LIABILITIES                 JANUARY 31, 2002(UNAUDITED)

                                                             PACE
                                                          GOVERNMENT        PACE           PACE
                                              PACE        SECURITIES    INTERMEDIATE    STRATEGIC
                                          MONEY MARKET   FIXED INCOME   FIXED INCOME   FIXED INCOME
                                          INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS
                                          ------------   ------------   ------------   ------------
ASSETS
Investment, at value (cost--$89,413,429;
  $750,918,285; $330,223,209;
  $330,367,184; $257,970,899;
  $326,582,097; $909,804,614;
  $552,001,033; $250,232,459;
  $302,176,956; $415,752,821;
  $80,791,651, respectively)............  $89,413,429    $758,879,636   $328,825,286   $334,728,404
Investments of cash collateral received
  for securities loaned, at value
  (cost--$0; $49,945,625; $8,983,083;
  $0; $0; $14,731,872; $48,055,160;
  $15,864,350; $27,625,300; $19,278,961;
  $9,480,622; $7,194,970,
  respectively).........................      --           49,945,625      8,983,083        --
Cash (including cash denominated in
  foreign currencies, at value).........      --              --                  23      2,293,029
Receivable for investments sold.........      --           50,655,397     11,075,190     94,602,813
Dividends and interest receivable.......      329,732       9,257,639      4,300,580      2,417,043
Receivable for shares of beneficial
  interest sold.........................      356,139         494,137        305,718        320,670
Unrealized appreciation of forward
  foreign currency contracts............      --              --             --              13,245
Variation margin receivable.............      --              --             --             --
Receivable from investment manager......       57,066         --             --             --
Other assets............................      217,369         170,291        294,537        180,812
                                          -----------    ------------   ------------   ------------
Total assets............................   90,373,735     869,402,725    353,784,417    434,556,016
                                          -----------    ------------   ------------   ------------

LIABILITIES
Payable for investments purchased.......    1,000,000     243,307,255     12,540,758    150,133,112
Payable for shares of beneficial
  interest repurchased..................      605,399         535,019        335,262        366,105
Dividends payable to shareholders.......       70,379         --             --             --
Payable to custodian....................      --            1,050,212        --             --
Payable for cash collateral for
  securities loaned.....................      --           49,945,625      8,983,083        --
Payable to affiliates...................      --              340,553        176,706        152,374
Outstanding options written, at value
  (premium received--$0; $2,869,970; $0;
  $1,938,532; $0; $0; $0; $0; $0; $0;
  $0; $0, respectively).................      --            2,934,089        --           1,790,115
Variation margin payable................      --               30,799        --              47,254
Unrealized depreciation of forward
  foreign currency contracts............      --              --             --              38,383
Accrued expenses and other
  liabilities...........................       19,911         120,340         79,600         71,985
                                          -----------    ------------   ------------   ------------
Total liabilities.......................    1,695,689     298,263,892     22,115,409    152,599,328
                                          -----------    ------------   ------------   ------------

NET ASSETS
Beneficial interest shares of $0.001 par
  value (unlimited amount authorized)...   88,678,266     557,168,804    332,797,495    279,261,469
Accumulated undistributed (distributions
  in excess of) net investment income
  (loss)................................      --              (63,360)       (32,429)      (373,720)
Accumulated net realized gains (losses)
  from investments, futures, swaps,
  options, forward foreign currency
  contracts and foreign currency
  transactions..........................         (220)      6,095,094        301,870     (1,506,536)
Net unrealized appreciation
  (depreciation) of investments, other
  assets and liabilities, futures,
  options and forward foreign currency
  contracts.............................      --            7,938,295     (1,397,928)     4,575,475
                                          -----------    ------------   ------------   ------------
Net assets..............................  $88,678,046    $571,138,833   $331,669,008   $281,956,688
                                          ===========    ============   ============   ============

                                                                                                            PACE
                                             PACE           PACE            PACE            PACE        SMALL/MEDIUM
                                          MUNICIPAL     GLOBAL FIXED   LARGE COMPANY    LARGE COMPANY     COMPANY
                                         FIXED INCOME      INCOME       VALUE EQUITY    GROWTH EQUITY   VALUE EQUITY
                                         INVESTMENTS    INVESTMENTS     INVESTMENTS      INVESTMENTS    INVESTMENTS
                                         ------------   ------------   --------------   -------------   ------------
ASSETS
Investment, at value (cost--$89,413,429;
  $750,918,285; $330,223,209;
  $330,367,184; $257,970,899;
  $326,582,097; $909,804,614;
  $552,001,033; $250,232,459;
  $302,176,956; $415,752,821;
  $80,791,651, respectively)............ $266,854,291   $318,950,729   $  961,831,862   $573,200,893    $308,781,056
Investments of cash collateral received
  for securities loaned, at value
  (cost--$0; $49,945,625; $8,983,083;
  $0; $0; $14,731,872; $48,055,160;
  $15,864,350; $27,625,300; $19,278,961;
  $9,480,622; $7,194,970,
  respectively).........................      --          14,731,872       48,055,160     15,864,350     27,625,300
Cash (including cash denominated in
  foreign currencies, at value).........      --           3,228,471            2,077            550          1,084
Receivable for investments sold.........      --           8,267,722        6,503,347      1,793,176        --
Dividends and interest receivable.......    3,538,993      4,516,181        1,362,122        137,724        164,394
Receivable for shares of beneficial
  interest sold.........................       34,661        112,146          708,369        599,010        305,486
Unrealized appreciation of forward
  foreign currency contracts............      --           3,542,647         --              --             --
Variation margin receivable.............      --             124,767         --              --             --
Receivable from investment manager......      --             --              --              --             --
Other assets............................      265,573        211,806          387,586        362,045        208,305
                                         ------------   ------------   --------------   ------------    ------------
Total assets............................  270,693,518    353,686,341    1,018,850,523    591,957,748    337,085,625
                                         ------------   ------------   --------------   ------------    ------------

LIABILITIES
Payable for investments purchased.......    3,235,529     43,313,120        6,956,080      3,676,532      4,258,849
Payable for shares of beneficial
  interest repurchased..................      567,886        330,881        1,188,488        483,102        241,144
Dividends payable to shareholders.......      --             --              --              --             --
Payable to custodian....................      --             --              --              --             --
Payable for cash collateral for
  securities loaned.....................      --          14,731,872       48,055,160     15,864,350     27,625,300
Payable to affiliates...................      152,582        179,241          763,001        374,354        219,111
Outstanding options written, at value
  (premium received--$0; $2,869,970; $0;
  $1,938,532; $0; $0; $0; $0; $0; $0;
  $0; $0, respectively).................      --             --              --              --             --
Variation margin payable................      --             --              --              --             --
Unrealized depreciation of forward
  foreign currency contracts............      --           5,989,044         --              --             --
Accrued expenses and other
  liabilities...........................       44,983        123,087           57,507         32,634         16,687
                                         ------------   ------------   --------------   ------------    ------------
Total liabilities.......................    4,000,980     64,667,245       57,020,236     20,430,972     32,361,091
                                         ------------   ------------   --------------   ------------    ------------

NET ASSETS
Beneficial interest shares of $0.001 par
  value (unlimited amount authorized)...  257,894,530    316,136,143      975,903,222    672,691,387    234,173,167
Accumulated undistributed (distributions
  in excess of) net investment income
  (loss)................................      (32,093)    (9,523,696)         949,166     (1,248,135)      (159,355)
Accumulated net realized gains (losses)
  from investments, futures, swaps,
  options, forward foreign currency
  contracts and foreign currency
  transactions..........................      (53,291)    (7,172,650)     (67,049,349)  (121,116,336)    12,162,125
Net unrealized appreciation
  (depreciation) of investments, other
  assets and liabilities, futures,
  options and forward foreign currency
  contracts.............................    8,883,392    (10,420,701)      52,027,248     21,199,860     58,548,597
                                         ------------   ------------   --------------   ------------    ------------
Net assets.............................. $266,692,538   $289,019,096   $  961,830,287   $571,526,776    $304,724,534
                                         ============   ============   ==============   ============    ============

                                              PACE                              PACE
                                          SMALL/MEDIUM        PACE         INTERNATIONAL
                                             COMPANY      INTERNATIONAL   EMERGING MARKETS
                                          GROWTH EQUITY      EQUITY            EQUITY
                                           INVESTMENTS     INVESTMENTS      INVESTMENTS
                                          -------------   -------------   ----------------
ASSETS
Investment, at value (cost--$89,413,429;
  $750,918,285; $330,223,209;
  $330,367,184; $257,970,899;
  $326,582,097; $909,804,614;
  $552,001,033; $250,232,459;
  $302,176,956; $415,752,821;
  $80,791,651, respectively)............  $324,144,112    $358,962,804      $ 85,863,913
Investments of cash collateral received
  for securities loaned, at value
  (cost--$0; $49,945,625; $8,983,083;
  $0; $0; $14,731,872; $48,055,160;
  $15,864,350; $27,625,300; $19,278,961;
  $9,480,622; $7,194,970,
  respectively).........................    19,278,961       9,480,622         7,194,970
Cash (including cash denominated in
  foreign currencies, at value).........           338         735,770         1,409,332
Receivable for investments sold.........     2,339,683       2,739,706         3,034,956
Dividends and interest receivable.......         6,641         512,832           110,942
Receivable for shares of beneficial
  interest sold.........................       225,324         373,126           104,159
Unrealized appreciation of forward
  foreign currency contracts............       --            1,235,989               184
Variation margin receivable.............       --              --               --
Receivable from investment manager......       --              --               --
Other assets............................       249,774         303,697           114,997
                                          ------------    ------------      ------------
Total assets............................   346,244,833     374,344,546        97,833,453
                                          ------------    ------------      ------------
LIABILITIES
Payable for investments purchased.......     2,772,713       3,746,304         1,776,525
Payable for shares of beneficial
  interest repurchased..................       486,135         225,607            84,044
Dividends payable to shareholders.......       --              --               --
Payable to custodian....................       --              --               --
Payable for cash collateral for
  securities loaned.....................    19,278,961       9,480,622         7,194,970
Payable to affiliates...................       243,714         290,500            42,976
Outstanding options written, at value
  (premium received--$0; $2,869,970; $0;
  $1,938,532; $0; $0; $0; $0; $0; $0;
  $0; $0, respectively).................       --              --               --
Variation margin payable................       --              --               --
Unrealized depreciation of forward
  foreign currency contracts............       --              --                 63,015
Accrued expenses and other
  liabilities...........................       111,370          28,237            23,171
                                          ------------    ------------      ------------
Total liabilities.......................    22,892,893      13,771,270         9,184,701
                                          ------------    ------------      ------------
NET ASSETS
Beneficial interest shares of $0.001 par
  value (unlimited amount authorized)...   322,688,748     483,689,888       114,937,331
Accumulated undistributed (distributions
  in excess of) net investment income
  (loss)................................    (1,087,507)       (663,546)         (781,239)
Accumulated net realized gains (losses)
  from investments, futures, swaps,
  options, forward foreign currency
  contracts and foreign currency
  transactions..........................   (20,216,457)    (66,886,025)      (30,455,347)
Net unrealized appreciation
  (depreciation) of investments, other
  assets and liabilities, futures,
  options and forward foreign currency
  contracts.............................    21,967,156     (55,567,041)        4,948,007
                                          ------------    ------------      ------------
Net assets..............................  $323,351,940    $360,573,276      $ 88,648,752
                                          ============    ============      ============

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST

STATEMENTS OF ASSETS AND LIABILITIES(CONCLUDED)      JANUARY 31, 2002(UNAUDITED)

                                                             PACE
                                                          GOVERNMENT        PACE           PACE
                                              PACE        SECURITIES    INTERMEDIATE    STRATEGIC
                                          MONEY MARKET   FIXED INCOME   FIXED INCOME   FIXED INCOME
                                          INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS
                                          ------------   ------------   ------------   ------------
CLASS A:
Net assets..............................  $   --         $213,604,033   $150,905,306   $ 26,537,241
                                          -----------    ------------   ------------   ------------
Shares outstanding......................      --           16,654,290     12,439,833      2,020,615
                                          -----------    ------------   ------------   ------------
Net asset value per share...............  $   --         $      12.83   $      12.13   $      13.13
                                          -----------    ------------   ------------   ------------
Maximum offering price per share........  $   --         $      13.43   $      12.70   $      13.75
                                          ===========    ============   ============   ============
CLASS B:
Net assets..............................  $   --         $ 13,623,007   $ 12,854,365   $ 15,375,121
                                          -----------    ------------   ------------   ------------
Shares outstanding......................      --            1,062,258      1,058,668      1,171,061
                                          -----------    ------------   ------------   ------------
Net asset value and offering price per
  share.................................  $   --         $      12.82   $      12.14   $      13.13
                                          ===========    ============   ============   ============
CLASS C:
Net assets..............................  $   --         $ 58,087,348   $ 18,453,910   $ 13,588,205
                                          -----------    ------------   ------------   ------------
Shares outstanding......................      --            4,527,208      1,519,637      1,034,682
                                          -----------    ------------   ------------   ------------
Net asset value per share...............  $   --         $      12.83   $      12.14   $      13.13
                                          -----------    ------------   ------------   ------------
Maximum offering price per share........  $   --         $      12.96   $      12.26   $      13.26
                                          ===========    ============   ============   ============
CLASS Y:
Net assets..............................  $   --         $ 98,218,040   $  3,133,807   $    416,070
                                          -----------    ------------   ------------   ------------
Shares outstanding......................      --            7,656,646        258,155         31,685
                                          -----------    ------------   ------------   ------------
Net asset value, offering price and
  redemption value per share............  $   --         $      12.83   $      12.14   $      13.13
                                          ===========    ============   ============   ============
CLASS P:
Net assets..............................  $88,678,046    $187,606,405   $146,321,620   $226,040,051
                                          -----------    ------------   ------------   ------------
Shares outstanding......................   88,678,266      14,621,529     12,054,647     17,214,618
                                          -----------    ------------   ------------   ------------
Net asset value, offering price and
  redemption value per share............  $      1.00    $      12.83   $      12.14   $      13.13
                                          ===========    ============   ============   ============

                                                                                                           PACE           PACE
                                             PACE           PACE           PACE            PACE        SMALL/MEDIUM   SMALL/MEDIUM
                                          MUNICIPAL        GLOBAL      LARGE COMPANY   LARGE COMPANY     COMPANY         COMPANY
                                         FIXED INCOME   FIXED INCOME   VALUE EQUITY    GROWTH EQUITY   VALUE EQUITY   GROWTH EQUITY
                                         INVESTMENTS    INVESTMENTS     INVESTMENTS     INVESTMENTS    INVESTMENTS     INVESTMENTS
                                         ------------   ------------   -------------   -------------   ------------   -------------
CLASS A:
Net assets.............................. $170,947,699   $172,971,093   $401,062,162    $174,212,387    $54,667,487    $ 82,313,071
                                         ------------   ------------   ------------    ------------    ------------   ------------
Shares outstanding......................   13,663,517     17,258,293     24,057,767      11,378,306      3,028,131       6,270,587
                                         ------------   ------------   ------------    ------------    ------------   ------------
Net asset value per share............... $      12.51   $      10.02   $      16.67    $      15.31    $     18.05    $      13.13
                                         ------------   ------------   ------------    ------------    ------------   ------------
Maximum offering price per share........ $      13.10   $      10.49   $      17.64    $      16.20    $     19.10    $      13.89
                                         ============   ============   ============    ============    ============   ============
CLASS B:
Net assets.............................. $ 10,267,373   $  1,670,961   $ 99,844,222    $ 20,560,948    $13,065,491    $  9,548,892
                                         ------------   ------------   ------------    ------------    ------------   ------------
Shares outstanding......................      820,617        166,537      5,997,176       1,352,872        727,564         732,963
                                         ------------   ------------   ------------    ------------    ------------   ------------
Net asset value and offering price per
  share................................. $      12.51   $      10.03   $      16.65    $      15.20    $     17.96    $      13.03
                                         ============   ============   ============    ============    ============   ============
CLASS C:
Net assets.............................. $ 31,678,346   $ 12,638,059   $ 66,136,319    $ 21,413,526    $14,425,091    $ 12,195,397
                                         ------------   ------------   ------------    ------------    ------------   ------------
Shares outstanding......................    2,532,295      1,261,188      3,972,075       1,408,674        803,199         935,855
                                         ------------   ------------   ------------    ------------    ------------   ------------
Net asset value per share............... $      12.51   $      10.02   $      16.65    $      15.20    $     17.96    $      13.03
                                         ------------   ------------   ------------    ------------    ------------   ------------
Maximum offering price per share........ $      12.64   $      10.12   $      16.82    $      15.35    $     18.14    $      13.16
                                         ============   ============   ============    ============    ============   ============
CLASS Y:
Net assets.............................. $    391,853   $  5,195,728   $ 40,954,184    $ 27,258,803    $ 1,907,923    $    427,043
                                         ------------   ------------   ------------    ------------    ------------   ------------
Shares outstanding......................       31,315        518,499      2,456,107       1,775,221        105,591          32,454
                                         ------------   ------------   ------------    ------------    ------------   ------------
Net asset value, offering price and
  redemption value per share............ $      12.51   $      10.02   $      16.67    $      15.36    $     18.07    $      13.16
                                         ============   ============   ============    ============    ============   ============
CLASS P:
Net assets.............................. $ 53,407,267   $ 96,543,255   $353,833,400    $328,081,112    $220,658,542   $218,867,537
                                         ------------   ------------   ------------    ------------    ------------   ------------
Shares outstanding......................    4,268,588      9,631,475     21,223,048      21,374,335     12,210,684      16,632,488
                                         ------------   ------------   ------------    ------------    ------------   ------------
Net asset value, offering price and
  redemption value per share............ $      12.51   $      10.02   $      16.67    $      15.35    $     18.07    $      13.16
                                         ============   ============   ============    ============    ============   ============

                                                                PACE
                                              PACE         INTERNATIONAL
                                          INTERNATIONAL   EMERGING MARKETS
                                             EQUITY            EQUITY
                                           INVESTMENTS      INVESTMENTS
                                          -------------   ----------------
CLASS A:
Net assets..............................  $111,371,894       $ 7,915,194
                                          ------------       -----------
Shares outstanding......................    10,219,578           915,714
                                          ------------       -----------
Net asset value per share...............  $      10.90       $      8.64
                                          ------------       -----------
Maximum offering price per share........  $      11.53       $      9.14
                                          ============       ===========
CLASS B:
Net assets..............................  $  2,259,078       $ 6,871,963
                                          ------------       -----------
Shares outstanding......................       206,908           800,808
                                          ------------       -----------
Net asset value and offering price per
  share.................................  $      10.92       $      8.58
                                          ============       ===========
CLASS C:
Net assets..............................  $ 10,520,059       $ 4,073,550
                                          ------------       -----------
Shares outstanding......................       964,744           474,565
                                          ------------       -----------
Net asset value per share...............  $      10.90       $      8.58
                                          ------------       -----------
Maximum offering price per share........  $      11.01       $      8.67
                                          ============       ===========
CLASS Y:
Net assets..............................  $ 41,068,078       $   607,534
                                          ------------       -----------
Shares outstanding......................     3,769,666            70,087
                                          ------------       -----------
Net asset value, offering price and
  redemption value per share............  $      10.89       $      8.67
                                          ============       ===========
CLASS P:
Net assets..............................  $195,354,167       $69,180,511
                                          ------------       -----------
Shares outstanding......................    17,935,921         7,978,729
                                          ------------       -----------
Net asset value, offering price and
  redemption value per share............  $      10.89       $      8.67
                                          ============       ===========

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 2002(UNAUDITED)

                                                             PACE
                                                          GOVERNMENT        PACE           PACE
                                              PACE        SECURITIES    INTERMEDIATE    STRATEGIC
                                          MONEY MARKET   FIXED INCOME   FIXED INCOME   FIXED INCOME
                                          INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS
                                          ------------   ------------   ------------   ------------
INVESTMENT INCOME:
Interest (net of foreign withholding
  taxes, $0; $0; $5,780; $20,957; $0;
  $7,527; $0; $0; $0; $0; $0; $6,
  respectively).........................   $1,331,279    $18,802,859    $11,219,697    $ 7,701,395
Dividends (net of foreign withholding
  taxes, $0; $0; $0; $0; $0; $0; $7,314;
  $0; $0; $3,354; $201,553; $66,328,
  respectively).........................      --             --             --             --
                                           ----------    -----------    -----------    -----------
                                            1,331,279     18,802,859     11,219,697      7,701,395
                                           ----------    -----------    -----------    -----------

EXPENSES:
Investment management and administration
  fees..................................      153,770      2,192,289        989,390        977,248
Service fees--Class A...................      --             277,188        198,027         36,352
Service and distribution fees--Class
  B.....................................      --              69,524         71,200         84,650
Service and distribution fees--Class
  C.....................................      --             220,898         71,975         61,192
Transfer agency and related services
  fees..................................      294,500        237,455        147,628        158,958
Reports and notices to shareholders.....       47,223         29,475         28,328         27,466
Professional fees.......................       23,384         29,492         32,498         32,390
Federal and state registration fees.....       11,528         13,980         11,397          7,668
Trustees' fees..........................        7,225          9,427          7,630          4,778
Custody and accounting..................        4,393        187,910         98,939         83,795
Interest expense........................      --             --             --             --
Other expenses..........................        1,012          5,410          2,863          2,858
                                           ----------    -----------    -----------    -----------
                                              543,035      3,273,048      1,659,875      1,477,355
Less: Fee waivers and reimbursements
  from investment manager...............     (323,358)      (553,430)      (136,424)      (101,798)
                                           ----------    -----------    -----------    -----------
Net expenses............................      219,677      2,719,618      1,523,451      1,375,557
                                           ----------    -----------    -----------    -----------
Net investment income (loss)............    1,111,602     16,083,241      9,696,246      6,325,838
                                           ----------    -----------    -----------    -----------

REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
  Investments...........................            1      6,904,272      1,611,828      4,765,122
  Futures...............................      --             744,396        --           3,398,385
  Swaps.................................      --             --             --           1,783,642
  Forward foreign currency contracts and
   foreign currency transactions........      --             --             --             273,333
Net change in unrealized
  appreciation/depreciation of:
  Investments...........................      --          (5,931,793)    (6,704,997)    (3,576,630)
  Futures...............................      --              41,063        --          (1,356,844)
  Options...............................      --             (64,119)       --             148,417
  Swaps.................................      --             --             --            (297,942)
  Other assets, liabilities and forward
   foreign currency contracts...........      --             --             --            (377,590)
                                           ----------    -----------    -----------    -----------
Net realized and unrealized gains
  (losses) from investment activities...            1      1,693,819     (5,093,169)     4,759,893
                                           ----------    -----------    -----------    -----------
Net increase (decrease) in net assets
  resulting from operations.............   $1,111,603    $17,777,060    $ 4,603,077    $11,085,731
                                           ==========    ===========    ===========    ===========

                                                                                                           PACE           PACE
                                             PACE           PACE           PACE            PACE        SMALL/MEDIUM   SMALL/MEDIUM
                                          MUNICIPAL     GLOBAL FIXED   LARGE COMPANY   LARGE COMPANY     COMPANY         COMPANY
                                         FIXED INCOME      INCOME      VALUE EQUITY    GROWTH EQUITY   VALUE EQUITY   GROWTH EQUITY
                                         INVESTMENTS    INVESTMENTS     INVESTMENTS     INVESTMENTS    INVESTMENTS     INVESTMENTS
                                         ------------   ------------   -------------   -------------   ------------   -------------
INVESTMENT INCOME:
Interest (net of foreign withholding
  taxes, $0; $0; $5,780; $20,957; $0;
  $7,527; $0; $0; $0; $0; $0; $6,
  respectively).........................  $6,671,137    $ 7,652,400    $    218,957    $     63,278    $   181,225    $    344,791
Dividends (net of foreign withholding
  taxes, $0; $0; $0; $0; $0; $0; $7,314;
  $0; $0; $3,354; $201,553; $66,328,
  respectively).........................     --              22,812       9,011,731       1,631,531      1,739,886         432,408
                                          ----------    -----------    ------------    ------------    -----------    ------------
                                           6,671,137      7,675,212       9,230,688       1,694,809      1,921,111         777,199
                                          ----------    -----------    ------------    ------------    -----------    ------------

EXPENSES:
Investment management and administration
  fees..................................     817,516      1,226,273       3,872,434       2,276,030      1,218,239       1,342,655
Service fees--Class A...................     220,895        235,616         515,147         229,135         67,154         102,124
Service and distribution fees--Class
  B.....................................      59,388         10,808         567,536         122,772         62,996          63,973
Service and distribution fees--Class
  C.....................................     121,431         51,480         346,211         111,502         68,282          61,989
Transfer agency and related services
  fees..................................      63,109        225,172         469,502         320,500        194,550         215,422
Reports and notices to shareholders.....      22,507         44,773          74,265          45,485         38,158          35,682
Professional fees.......................      37,701         37,460          50,961          53,305         34,703          43,610
Federal and state registration fees.....      43,928         13,322          18,819          17,651         27,161          21,619
Trustees' fees..........................       6,374          5,889           6,815           5,133          4,372           5,487
Custody and accounting..................      81,752        229,926         290,439         170,697         91,368         100,699
Interest expense........................     --             --              --                  887        --              --
Other expenses..........................      12,375          6,760           6,694           2,065          1,430           1,931
                                          ----------    -----------    ------------    ------------    -----------    ------------
                                           1,486,976      2,087,479       6,218,823       3,355,162      1,808,413       1,995,191
Less: Fee waivers and reimbursements
  from investment manager...............    (222,030)      (317,102)       (519,299)       (412,218)       (77,930)       (130,485)
                                          ----------    -----------    ------------    ------------    -----------    ------------
Net expenses............................   1,264,946      1,770,377       5,699,524       2,942,944      1,730,483       1,864,706
                                          ----------    -----------    ------------    ------------    -----------    ------------
Net investment income (loss)............   5,406,191      5,904,835       3,531,164      (1,248,135)       190,628      (1,087,507)
                                          ----------    -----------    ------------    ------------    -----------    ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
  Investments...........................      59,100      1,808,688     (34,050,209)    (36,548,627)    19,334,923        (781,037)
  Futures...............................     --            (507,695)        --              --             --              --
  Swaps.................................     --             --              --              --             --              --
  Forward foreign currency contracts and
   foreign currency transactions........     --          (7,303,036)         (4,464)        --             --              --
Net change in unrealized
  appreciation/depreciation of:
  Investments...........................    (126,637)      (356,398)    (15,040,641)    (19,542,060)      (349,697)    (12,351,494)
  Futures...............................     --             412,164         --              --             --              --
  Options...............................     --             --              --              --             --              --
  Swaps.................................     --             --              --              --             --              --
  Other assets, liabilities and forward
   foreign currency contracts...........     --            (995,351)        --              --             --              --
                                          ----------    -----------    ------------    ------------    -----------    ------------
Net realized and unrealized gains
  (losses) from investment activities...     (67,537)    (6,941,628)    (49,095,314)    (56,090,687)    18,985,226     (13,132,531)
                                          ----------    -----------    ------------    ------------    -----------    ------------
Net increase (decrease) in net assets
  resulting from operations.............  $5,338,654    $(1,036,793)   $(45,564,150)   $(57,338,822)   $19,175,854    $(14,220,038)
                                          ==========    ===========    ============    ============    ===========    ============

                                                                PACE
                                              PACE         INTERNATIONAL
                                          INTERNATIONAL   EMERGING MARKETS
                                             EQUITY            EQUITY
                                           INVESTMENTS      INVESTMENTS
                                          -------------   ----------------
INVESTMENT INCOME:
Interest (net of foreign withholding
  taxes, $0; $0; $5,780; $20,957; $0;
  $7,527; $0; $0; $0; $0; $0; $6,
  respectively).........................  $     94,840       $    48,374
Dividends (net of foreign withholding
  taxes, $0; $0; $0; $0; $0; $0; $7,314;
  $0; $0; $3,354; $201,553; $66,328,
  respectively).........................     1,765,141           458,152
                                          ------------       -----------
                                             1,859,981           506,526
                                          ------------       -----------
EXPENSES:
Investment management and administration
  fees..................................     1,662,858           460,601
Service fees--Class A...................       158,524             9,998
Service and distribution fees--Class
  B.....................................        17,659            32,957
Service and distribution fees--Class
  C.....................................        58,925            19,706
Transfer agency and related services
  fees..................................       238,244           153,547
Reports and notices to shareholders.....        38,510            38,257
Professional fees.......................        32,589            44,099
Federal and state registration fees.....        19,202            13,259
Trustees' fees..........................         7,357             7,228
Custody and accounting..................       277,174           146,555
Interest expense........................         2,739          --
Other expenses..........................        36,420             4,763
                                          ------------       -----------
                                             2,550,201           930,970
Less: Fee waivers and reimbursements
  from investment manager...............       (26,967)         (235,410)
                                          ------------       -----------
Net expenses............................     2,523,234           695,560
                                          ------------       -----------
Net investment income (loss)............      (663,253)         (189,034)
                                          ------------       -----------
REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
  Investments...........................   (40,147,199)       (8,260,126)
  Futures...............................       --               --
  Swaps.................................       --               --
  Forward foreign currency contracts and
   foreign currency transactions........    (8,864,020)       (3,800,376)
Net change in unrealized
  appreciation/depreciation of:
  Investments...........................       617,718        18,741,316
  Futures...............................       --               --
  Options...............................       --               --
  Swaps.................................       --               --
  Other assets, liabilities and forward
   foreign currency contracts...........     1,245,728          (101,336)
                                          ------------       -----------
Net realized and unrealized gains
  (losses) from investment activities...   (47,147,773)        6,579,478
                                          ------------       -----------
Net increase (decrease) in net assets
  resulting from operations.............  $(47,811,026)      $ 6,390,444
                                          ============       ===========

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                        PACE                               PACE
                                                    MONEY MARKET                  GOVERNMENT SECURITIES
                                                    INVESTMENTS                  FIXED INCOME INVESTMENTS
                                          --------------------------------   --------------------------------
                                            FOR THE SIX                        FOR THE SIX
                                            MONTHS ENDED        FOR THE        MONTHS ENDED        FOR THE
                                          JANUARY 31, 2002    YEAR ENDED     JANUARY 31, 2002    YEAR ENDED
                                            (UNAUDITED)      JULY 31, 2001     (UNAUDITED)      JULY 31, 2001
                                          ----------------   -------------   ----------------   -------------
FROM OPERATIONS:
  Net investment income.................    $  1,111,602     $  3,941,424      $  16,083,241    $  26,071,874
  Net realized gains (losses) from:
    Investments, futures, options and
     swaps..............................               1              342          7,648,668       10,007,414
    Forward foreign currency contracts
     and foreign currency
     transactions.......................                          --               --                --
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures, options and
     swaps..............................        --                --              (5,954,849)       9,677,871
    Other assets, liabilities and
     forward foreign currency
     contracts..........................                          --               --                --
                                            ------------     ------------      -------------    -------------
  Net increase (decrease) in net assets
   resulting from operations............       1,111,603        3,941,766         17,777,060       45,757,159
                                            ------------     ------------      -------------    -------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income--Class A........        --                --              (5,604,906)      (6,803,275)
  Net investment income--Class B........        --                --                (296,889)        (326,521)
  Net investment income--Class C........        --                --              (1,333,563)      (1,629,374)
  Net investment income--Class Y........        --                --              (3,601,299)      (4,115,394)
  Net investment income--Class P........      (1,111,602)      (3,941,424)        (5,309,944)     (14,426,947)
  Net realized gains from investment
   activities--Class A..................        --                --                (815,272)        --
  Net realized gains from investment
   activities--Class B..................        --                --                 (51,316)        --
  Net realized gains from investment
   activities--Class C..................        --                --                (220,474)        --
  Net realized gains from investment
   activities--Class Y..................        --                --                (527,155)        --
  Net realized gains from investment
   activities--Class P..................        --                --                (755,348)        --
  Paid in capital--Class P..............        --                --               --                --
                                            ------------     ------------      -------------    -------------
                                              (1,111,602)      (3,941,424)       (18,516,166)     (27,301,511)
                                            ------------     ------------      -------------    -------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................      62,592,569       98,573,006         53,983,748      236,805,805
  Cost of shares repurchased............     (51,697,861)     (91,327,283)      (122,478,345)    (281,096,273)
  Proceeds from dividends reinvested....       1,125,962        3,890,553         15,419,611       23,922,471
  Shares issued in connection with fund
   mergers..............................        --                --               --             427,947,253
                                            ------------     ------------      -------------    -------------
  Net increase (decrease) in net assets
   from beneficial interest
   transactions.........................      12,020,670       11,136,276        (53,074,986)     407,579,256
                                            ------------     ------------      -------------    -------------
  Contribution to capital from
   Sub-Advisor..........................        --                --               --                --
                                            ------------     ------------      -------------    -------------
  Net increase (decrease) in net
   assets...............................      12,020,671       11,136,618        (53,814,092)     426,034,904

NET ASSETS:
  Beginning of period...................      76,657,375       65,520,757        624,952,925      198,918,021
                                            ------------     ------------      -------------    -------------
  End of period.........................    $ 88,678,046     $ 76,657,375      $ 571,138,833    $ 624,952,925
                                            ============     ============      =============    =============
  Accumulated undistributed net
   investment income....................    $   --           $    --           $   --           $    --
                                            ============     ============      =============    =============

                                                       PACE                               PACE
                                            INTERMEDIATE FIXED INCOME            STRATEGIC FIXED INCOME
                                                   INVESTMENTS                        INVESTMENTS
                                         --------------------------------   --------------------------------
                                           FOR THE SIX                        FOR THE SIX
                                           MONTHS ENDED        FOR THE        MONTHS ENDED        FOR THE
                                         JANUARY 31, 2002    YEAR ENDED     JANUARY 31, 2002    YEAR ENDED
                                           (UNAUDITED)      JULY 31, 2001     (UNAUDITED)      JULY 31, 2001
                                         ----------------   -------------   ----------------   -------------
FROM OPERATIONS:
  Net investment income.................   $  9,696,246     $  13,537,956     $  6,325,838     $  15,430,556
  Net realized gains (losses) from:
    Investments, futures, options and
     swaps..............................      1,611,828         1,979,886        9,947,149           324,561
    Forward foreign currency contracts
     and foreign currency
     transactions.......................       --                --                273,333          (989,473)
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures, options and
     swaps..............................     (6,704,997)        7,051,854       (5,082,999)       14,679,968
    Other assets, liabilities and
     forward foreign currency
     contracts..........................       --                      (5)        (377,590)          430,469
                                           ------------     -------------     ------------     -------------
  Net increase (decrease) in net assets
   resulting from operations............      4,603,077        22,569,691       11,085,731        29,876,081
                                           ------------     -------------     ------------     -------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income--Class A........     (4,621,660)       (4,637,665)        (640,511)         (813,413)
  Net investment income--Class B........       (356,448)         (392,491)        (307,273)         (386,914)
  Net investment income--Class C........       (507,349)         (517,622)        (322,250)         (414,536)
  Net investment income--Class Y........       (103,190)         (103,076)         (15,401)          (16,368)
  Net investment income--Class P........     (4,140,028)       (8,569,251)      (5,136,840)      (14,679,785)
  Net realized gains from investment
   activities--Class A..................       --                --               --                --
  Net realized gains from investment
   activities--Class B..................       --                --               --                --
  Net realized gains from investment
   activities--Class C..................       --                --               --                --
  Net realized gains from investment
   activities--Class Y..................       --                --               --                --
  Net realized gains from investment
   activities--Class P..................       --                --               --                --
  Paid in capital--Class P..............       --                --               --                --
                                           ------------     -------------     ------------     -------------
                                             (9,728,675)      (14,220,105)      (6,422,275)      (16,311,016)
                                           ------------     -------------     ------------     -------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................     65,683,405       146,674,280       38,718,396        47,195,730
  Cost of shares repurchased............    (59,895,229)     (183,787,495)     (42,133,266)     (103,456,158)
  Proceeds from dividends reinvested....      7,636,715        11,856,341        5,931,390        15,576,871
  Shares issued in connection with fund
   mergers..............................       --             206,174,644         --              66,851,983
                                           ------------     -------------     ------------     -------------
  Net increase (decrease) in net assets
   from beneficial interest
   transactions.........................     13,424,891       180,917,770        2,516,520        26,168,426
                                           ------------     -------------     ------------     -------------
  Contribution to capital from
   Sub-Advisor..........................       --                --               --                 295,496
                                           ------------     -------------     ------------     -------------
  Net increase (decrease) in net
   assets...............................      8,299,293       189,267,356        7,179,976        40,028,987

NET ASSETS:
  Beginning of period...................    323,369,715       134,102,359      274,776,712       234,747,725
                                           ------------     -------------     ------------     -------------
  End of period.........................   $331,669,008     $ 323,369,715     $281,956,688     $ 274,776,712
                                           ============     =============     ============     =============
  Accumulated undistributed net
   investment income....................   $   --           $    --           $   --           $    --
                                           ============     =============     ============     =============

                                                        PACE                               PACE
                                               MUNICIPAL FIXED INCOME              GLOBAL FIXED INCOME
                                                    INVESTMENTS                        INVESTMENTS
                                          --------------------------------   --------------------------------
                                            FOR THE SIX                        FOR THE SIX
                                            MONTHS ENDED        FOR THE        MONTHS ENDED        FOR THE
                                          JANUARY 31, 2002    YEAR ENDED     JANUARY 31, 2002    YEAR ENDED
                                            (UNAUDITED)      JULY 31, 2001     (UNAUDITED)      JULY 31, 2001
                                          ----------------   -------------   ----------------   -------------
FROM OPERATIONS:
  Net investment income.................    $  5,406,191     $  6,268,091      $  5,904,835     $  9,021,250
  Net realized gains (losses) from:
    Investments, futures, options and
     swaps..............................          59,100        1,444,214         1,300,993        2,113,283
    Forward foreign currency contracts
     and foreign currency
     transactions.......................        --                --             (7,303,036)     (15,378,121)
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures, options and
     swaps..............................        (126,637)       2,084,079            55,766        1,514,409
    Other assets, liabilities and
     forward foreign currency
     contracts..........................        --                --               (995,351)      (1,524,751)
                                            ------------     ------------      ------------     ------------
  Net increase (decrease) in net assets
   resulting from operations............       5,338,654        9,796,384        (1,036,793)      (4,253,930)
                                            ------------     ------------      ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income--Class A........      (3,568,626)      (3,258,317)       (3,555,729)         --
  Net investment income--Class B........        (192,204)        (225,549)          (32,201)         --
  Net investment income--Class C........        (572,008)        (519,719)         (223,979)         --
  Net investment income--Class Y........          (8,536)          (7,667)         (105,576)         --
  Net investment income--Class P........      (1,096,910)      (2,480,140)       (1,965,687)         --
  Net realized gains from investment
   activities--Class A..................        --                --               --                --
  Net realized gains from investment
   activities--Class B..................        --                --               --                --
  Net realized gains from investment
   activities--Class C..................        --                --               --                --
  Net realized gains from investment
   activities--Class Y..................        --                --               --                --
  Net realized gains from investment
   activities--Class P..................        --                --               --                --
  Paid in capital--Class P..............        --                --               --             (9,117,729)
                                            ------------     ------------      ------------     ------------
                                              (5,438,284)      (6,491,392)       (5,883,172)      (9,117,729)
                                            ------------     ------------      ------------     ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................      18,699,177       35,506,781        16,920,284       25,344,900
  Cost of shares repurchased............     (30,234,631)     (59,204,613)      (31,327,533)     (57,651,961)
  Proceeds from dividends reinvested....       3,926,826        5,001,052         4,585,033        7,506,398
  Shares issued in connection with fund
   mergers..............................        --            236,198,303          --            243,102,617
                                            ------------     ------------      ------------     ------------
  Net increase (decrease) in net assets
   from beneficial interest
   transactions.........................      (7,608,628)     217,501,523        (9,822,216)     218,301,954
                                            ------------     ------------      ------------     ------------
  Contribution to capital from
   Sub-Advisor..........................        --                --               --                --
                                            ------------     ------------      ------------     ------------
  Net increase (decrease) in net
   assets...............................      (7,708,258)     220,806,515       (16,742,181)     204,930,295
NET ASSETS:
  Beginning of period...................     274,400,796       53,594,281       305,761,277      100,830,982
                                            ------------     ------------      ------------     ------------
  End of period.........................    $266,692,538     $274,400,796      $289,019,096     $305,761,277
                                            ============     ============      ============     ============
  Accumulated undistributed net
   investment income....................    $   --           $    --           $   --           $    --
                                            ============     ============      ============     ============

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST

STATEMENTS OF CHANGES IN NET ASSETS(CONCLUDED)

                                                        PACE                             PACE
                                                LARGE COMPANY VALUE              LARGE COMPANY GROWTH
                                                 EQUITY INVESTMENTS               EQUITY INVESTMENTS
                                          --------------------------------  -------------------------------
                                            FOR THE SIX                       FOR THE SIX
                                            MONTHS ENDED       FOR THE        MONTHS ENDED       FOR THE
                                          JANUARY 31, 2002    YEAR ENDED    JANUARY 31, 2002   YEAR ENDED
                                            (UNAUDITED)     JULY 31, 2001     (UNAUDITED)     JULY 31, 2001
                                          ----------------  --------------  ----------------  -------------
FROM OPERATIONS:
  Net investment income (loss)..........   $    3,531,164   $    4,585,885    $ (1,248,135)   $  (2,197,580)
  Net realized gains (losses) from:
    Investments and futures.............      (34,050,209)     (20,826,592)    (36,548,627)     (78,339,751)
    Forward foreign currency contracts
     and foreign currency
     transactions.......................           (4,464)           2,686        --               --
  Net change in unrealized
   appreciation/depreciation of:
    Investments and futures.............      (15,040,641)      55,702,261     (19,542,060)     (93,359,892)
    Other assets, liabilities and
     forward foreign currency
     contracts..........................        --                --              --               --
                                           --------------   --------------    ------------    -------------
  Net increase (decrease) in net assets
   resulting from operations............      (45,564,150)      39,464,240     (57,338,822)    (173,897,223)
                                           --------------   --------------    ------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income--Class A........       (2,415,292)        --              --               --
  Net investment income--Class C........        --                --              --               --
  Net investment income--Class Y........         (330,121)        --              --               --
  Net investment income--Class P........       (2,793,384)      (3,348,036)       --               --
  Net realized gains from investment
   activities--Class A..................        --                --              --               --
  Net realized gains from investment
   activities--Class B..................        --                --              --               --
  Net realized gains from investment
   activities--Class C..................        --                --              --               --
  Net realized gains from investment
   activities--Class Y..................        --                --              --               --
  Net realized gains from investment
   activities--Class P..................        --                --              --            (49,053,172)
                                           --------------   --------------    ------------    -------------
                                               (5,538,797)      (3,348,036)       --            (49,053,172)
                                           --------------   --------------    ------------    -------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................       71,070,024      162,802,960      65,705,296      227,414,067
  Cost of shares repurchased............     (107,280,368)    (233,076,308)    (62,397,507)    (205,043,112)
  Proceeds from dividends reinvested....        5,300,057        3,302,990        --             48,373,474
  Shares issued in connection with fund
   mergers..............................        --             739,403,265        --            340,957,666
                                           --------------   --------------    ------------    -------------
  Net increase (decrease) in net assets
   from beneficial interest
   transactions.........................      (30,910,287)     672,432,907       3,307,789      411,702,095
                                           --------------   --------------    ------------    -------------
  Contribution to capital from
   Sub-Advisor..........................        --                --              --               --
                                           --------------   --------------    ------------    -------------
  Net increase (decrease) in net
   assets...............................      (82,013,234)     708,549,111     (54,031,033)     188,751,700
NET ASSETS:
  Beginning of period...................    1,043,843,521      335,294,410     625,557,809      436,806,109
                                           --------------   --------------    ------------    -------------
  End of period.........................   $  961,830,287   $1,043,843,521    $571,526,776    $ 625,557,809
                                           ==============   ==============    ============    =============
  Accumulated undistributed net
   investment income....................   $      949,166   $    2,956,799    $   --          $    --
                                           ==============   ==============    ============    =============

                                                       PACE                             PACE
                                            SMALL/MEDIUM COMPANY VALUE       SMALL/MEDIUM COMPANY GROWTH
                                                EQUITY INVESTMENTS               EQUITY INVESTMENTS
                                          -------------------------------  -------------------------------
                                            FOR THE SIX                      FOR THE SIX
                                            MONTHS ENDED       FOR THE       MONTHS ENDED       FOR THE
                                          JANUARY 31, 2002   YEAR ENDED    JANUARY 31, 2002   YEAR ENDED
                                            (UNAUDITED)     JULY 31, 2001    (UNAUDITED)     JULY 31, 2001
                                          ----------------  -------------  ----------------  -------------
FROM OPERATIONS:
  Net investment income (loss)..........    $    190,628    $   2,232,093    $ (1,087,507)   $  (1,753,436)
  Net realized gains (losses) from:
    Investments and futures.............      19,334,923       (5,402,303)       (781,037)     (11,341,423)
    Forward foreign currency contracts
     and foreign currency
     transactions.......................        --               --              --                    214
  Net change in unrealized
   appreciation/depreciation of:
    Investments and futures.............        (349,697)      63,662,703     (12,351,494)     (96,959,700)
    Other assets, liabilities and
     forward foreign currency
     contracts..........................        --               --              --               --
                                            ------------    -------------    ------------    -------------
  Net increase (decrease) in net assets
   resulting from operations............      19,175,854       60,492,493     (14,220,038)    (110,054,345)
                                            ------------    -------------    ------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income--Class A........        (130,373)        --              --               --
  Net investment income--Class C........        --               --              --               --
  Net investment income--Class Y........          (7,351)        --              --               --
  Net investment income--Class P........        (904,284)      (2,609,034)       --               --
  Net realized gains from investment
   activities--Class A..................         (78,290)        --              --            (88,042,617)
  Net realized gains from investment
   activities--Class B..................         (17,000)        --              --               --
  Net realized gains from investment
   activities--Class C..................         (18,908)        --              --               --
  Net realized gains from investment
   activities--Class Y..................          (2,522)        --              --               --
  Net realized gains from investment
   activities--Class P..................        (308,844)        --              --               --
                                            ------------    -------------    ------------    -------------
                                              (1,467,572)      (2,609,034)       --            (88,042,617)
                                            ------------    -------------    ------------    -------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................      48,282,537       60,012,494      53,711,535      120,997,410
  Cost of shares repurchased............     (61,191,960)    (108,255,756)    (80,333,398)    (111,716,200)
  Proceeds from dividends reinvested....       1,407,369        2,586,923        --             87,137,949
  Shares issued in connection with fund
   mergers..............................        --             72,542,317        --            146,300,173
                                            ------------    -------------    ------------    -------------
  Net increase (decrease) in net assets
   from beneficial interest
   transactions.........................     (11,502,054)      26,885,978     (26,621,863)     242,719,332
                                            ------------    -------------    ------------    -------------
  Contribution to capital from
   Sub-Advisor..........................        --               --              --               --
                                            ------------    -------------    ------------    -------------
  Net increase (decrease) in net
   assets...............................       6,206,228       84,769,437     (40,841,901)      44,622,370
NET ASSETS:
  Beginning of period...................     298,518,306      213,748,869     364,193,841      319,571,471
                                            ------------    -------------    ------------    -------------
  End of period.........................    $304,724,534    $ 298,518,306    $323,351,940    $ 364,193,841
                                            ============    =============    ============    =============
  Accumulated undistributed net
   investment income....................    $   --          $     692,025    $   --          $    --
                                            ============    =============    ============    =============

                                                                                          PACE
                                                        PACE                     INTERNATIONAL EMERGING
                                          INTERNATIONAL EQUITY INVESTMENTS     MARKETS EQUITY INVESTMENTS
                                          ---------------------------------  -------------------------------
                                            FOR THE SIX                        FOR THE SIX
                                            MONTHS ENDED        FOR THE        MONTHS ENDED       FOR THE
                                          JANUARY 31, 2002    YEAR ENDED     JANUARY 31, 2002   YEAR ENDED
                                            (UNAUDITED)      JULY 31, 2001     (UNAUDITED)     JULY 31, 2001
                                          ----------------  ---------------  ----------------  -------------
FROM OPERATIONS:
  Net investment income (loss)..........   $    (663,253)    $   1,827,802     $   (189,029)   $    222,108
  Net realized gains (losses) from:
    Investments and futures.............     (40,147,199)      (16,348,781)      (8,260,126)    (17,320,901)
    Forward foreign currency contracts
     and foreign currency
     transactions.......................      (8,864,020)        2,284,268       (3,800,376)       (680,102)
  Net change in unrealized
   appreciation/depreciation of:
    Investments and futures.............         617,718       (85,068,083)      18,741,316     (16,984,865)
    Other assets, liabilities and
     forward foreign currency
     contracts..........................       1,245,728            25,264         (101,336)         20,107
                                           -------------     -------------     ------------    ------------
  Net increase (decrease) in net assets
   resulting from operations............     (47,811,026)      (97,279,530)       6,390,449     (34,743,653)
                                           -------------     -------------     ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income--Class A........      (1,148,436)         --               --               --
  Net investment income--Class C........         (16,338)         --               --               --
  Net investment income--Class Y........        (504,990)         --               --               --
  Net investment income--Class P........      (2,261,373)         (495,130)        --               --
  Net realized gains from investment
   activities--Class A..................        --                --               --               --
  Net realized gains from investment
   activities--Class B..................        --                --               --               --
  Net realized gains from investment
   activities--Class C..................        --                --               --               --
  Net realized gains from investment
   activities--Class Y..................        --                --               --               --
  Net realized gains from investment
   activities--Class P..................        --             (16,406,729)        --               --
                                           -------------     -------------     ------------    ------------
                                              (3,931,137)      (16,901,859)        --               --
                                           -------------     -------------     ------------    ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................     193,584,087       606,536,530       26,485,147      42,994,558
  Cost of shares repurchased............    (190,216,907)     (585,985,353)     (30,112,468)    (31,808,331)
  Proceeds from dividends reinvested....       3,794,175        16,604,127         --               --
  Shares issued in connection with fund
   mergers..............................        --             235,594,979         --            27,264,537
                                           -------------     -------------     ------------    ------------
  Net increase (decrease) in net assets
   from beneficial interest
   transactions.........................       7,161,355       272,750,283       (3,627,321)     38,450,764
                                           -------------     -------------     ------------    ------------
  Contribution to capital from
   Sub-Advisor..........................        --                 133,232         --               --
                                           -------------     -------------     ------------    ------------
  Net increase (decrease) in net
   assets...............................     (44,580,808)      158,702,126        2,763,128       3,707,111
NET ASSETS:
  Beginning of period...................     405,154,084       246,451,958       85,885,624      82,178,513
                                           -------------     -------------     ------------    ------------
  End of period.........................   $ 360,573,276     $ 405,154,084     $ 88,648,752    $ 85,885,624
                                           =============     =============     ============    ============
  Accumulated undistributed net
   investment income....................   $    --           $   3,930,844     $   --          $    --
                                           =============     =============     ============    ============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  PaineWebber PACE Select Advisors Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently composed of twelve separate investment portfolios and was organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

  The Trust has twelve Portfolios available for investment, each having its own investment objectives and policies: PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE Large Company Value Equity Investments, PACE Large Company Growth Equity Investments, PACE Small/Medium Company Value Equity Investments, PACE Small/Medium Company Growth Equity Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments (collectively, the "Portfolios").

  The Portfolios are diversified with the exception of PACE Intermediate Fixed Income Investments and PACE Global Fixed Income Investments. With the exception of PACE Money Market Investments (which currently offers Class P shares only), each Portfolio currently offers Class A, Class B, Class C, Class Y and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available only to participants in the PaineWebber PACE-SM- Select Advisors Program and the PaineWebber PACE-SM- Multi Advisor Program.

  The Trust incurred costs of approximately $1,138,000 in connection with the organization of the Trust and the registration of its shares. Such costs were deferred and were amortized using the straight-line method over the period of benefit, not to exceed five years, beginning with the commencement of operations of the Trust. Such costs have been fully amortized at July 31, 2001.

  The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Each Portfolio (except PACE Money Market Investments) calculates its net asset value based on the current market value for its portfolio securities. The Portfolios normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc. ("Brinson Advisors"), the investment manager and administrator of the Portfolios, or by the Portfolios' investment advisor. Brinson Advisors is an indirect wholly owned

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments of the PACE Money Market Investments are valued using the amortized cost method of valuation. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian.

  Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Portfolios' net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

  REPURCHASE AGREEMENTS--The Portfolios' custodian or a triparty custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of PACE Municipal Fixed Income Investments) may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by Brinson Advisors.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

  Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

  FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

  The Portfolios do not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax purposes. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

  FORWARD FOREIGN CURRENCY CONTRACTS--Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable sub-advisor anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

  The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount not less than the value of a Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

  Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

  Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses by the Portfolios. Realized gains and losses include net gains or losses recognized by the Portfolios on contracts which have matured.

  OPTION WRITING--Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

  FUTURES CONTRACTS--Certain Portfolios may use financial futures contracts for hedging purposes and to adjust exposure to U.S. and foreign equity markets in connection with a reallocation of the Portfolios' assets or to manage the average duration of a Portfolio. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value.

  Upon entering into a financial futures contract, a Portfolio is required to pledge to a broker an amount of cash and/ or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Portfolio each day, depending

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss.

  REVERSE REPURCHASE AGREEMENTS--Certain Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers as determined by, and under the direction of, the Board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into reverse repurchase agreements, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Portfolios did not enter into any reverse repurchase agreements during the six months ended January 31, 2002.

  INTEREST RATE SWAP AGREEMENTS--Certain Portfolios may enter into interest rate swap agreements to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

  Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

  The Portfolio records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

  Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the PACE Global Fixed Income Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments Portfolios are authorized to invest.

  Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. These risks are greater with respect to the securities in which the PACE Small/Medium Company Value Equity Investments and PACE Small/Medium Company Growth Equity Investments Portfolios tend to invest.

  The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

REORGANIZATIONS INVOLVING PAINEWEBBER FUNDS

  During the period ended July 31, 2001, the Portfolios acquired all of the assets and assumed all of the stated liabilities of the PaineWebber funds described in the table that follows. The acquisitions were accomplished by a tax-free exchange of shares of the Portfolios for shares of the indicated PaineWebber funds outstanding on the reorganization dates. Each PaineWebber fund's net assets as of that date, including net unrealized appreciation (depreciation) of investments, were combined with those of the indicated Portfolio. All shares were exchanged at net asset value. Accordingly, no shareholder had any gain or loss as a result of the exchange.

                                                                          PAINEWEBBER      PACE                     NET UNREALIZED
   REORGANIZATION                                                         FUND SHARES     SHARES                     APPRECIATION
        DATE                             FUND ACQUIRED                     EXCHANGED      ISSUED      NET ASSETS    (DEPRECIATION)
   --------------                        -------------                    -----------     ------      ----------    --------------
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
      02/02/01          PaineWebber U.S. Government Income Fund                                      $233,931,971    $  4,208,613
                                Class A                                   22,425,909    15,829,918
                                Class B                                      832,788       587,944
                                Class C                                    1,708,194     1,204,352
                                Class Y                                    1,232,152       868,779

                        PaineWebber Low Duration U.S. Government Income
                          Fund                                                                        194,015,282       2,556,782
                                Class A                                   60,758,876    11,342,701
                                Class B                                    1,727,315       321,812
                                Class C                                   19,370,621     3,613,449
                                Class Y                                      307,686        57,547

PACE INTERMEDIATE FIXED INCOME INVESTMENTS
      02/02/01          PaineWebber Investment Grade Income Fund                                      206,174,644         861,533
                                Class A                                   17,155,704    13,572,291
                                Class B                                    1,732,178     1,368,906
                                Class C                                    2,168,966     1,714,190
                                Class Y                                      381,198       301,552

PACE STRATEGIC FIXED INCOME INVESTMENTS
      02/02/01          PaineWebber Strategic Income Fund                                              66,851,983      (2,174,246)
                                Class A                                    4,074,838     2,469,404
                                Class B                                    2,175,519     1,317,030
                                Class C                                    2,319,738     1,404,172
                                Class Y                                       71,310        43,193

PACE MUNICIPAL FIXED INCOME INVESTMENTS
      02/23/01          PaineWebber National Tax-Free Income Fund                                     236,198,303       7,293,877
                                Class A                                   16,676,854    14,949,505
                                Class B                                    1,465,481     1,313,324
                                Class C                                    3,032,972     2,718,677
                                Class Y                                       37,432        33,568

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

PACE GLOBAL FIXED INCOME INVESTMENTS
                                                                          PAINEWEBBER      PACE                     NET UNREALIZED
   REORGANIZATION                                                         FUND SHARES     SHARES                     APPRECIATION
        DATE                             FUND ACQUIRED                     EXCHANGED      ISSUED      NET ASSETS    (DEPRECIATION)
   --------------                        -------------                    -----------     ------      ----------    --------------
      02/09/01          PaineWebber Global Income Fund                                               $243,102,617    $ (3,430,141)
                                Class A                                   22,944,195    20,331,222
                                Class B                                      423,280       372,848
                                Class C                                    1,630,174     1,443,639
                                Class Y                                      628,454       556,432

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS
      02/23/01          PaineWebber Growth and Income Fund                                            704,160,365      18,581,843
                                Class A                                   21,534,521    27,184,960
                                Class B                                    6,099,624     7,487,923
                                Class C                                    3,458,770     4,259,634
                                Class Y                                    1,582,514     2,008,036
                        PaineWebber Tax-Managed Equity Fund                                            35,242,900       1,895,069
                                Class A                                      780,203       581,433
                                Class B                                    1,366,491     1,004,132
                                Class C                                      622,616       457,565
                                Class Y                                        7,976         5,923

PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS
      02/23/01          PaineWebber Growth Fund                                                       340,957,666       2,577,034
                                Class A                                   14,789,093    13,496,005
                                Class B                                    2,703,076     2,082,667
                                Class C                                    1,963,861     1,544,375
                                Class Y                                    1,814,515     1,753,537

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS
      02/09/01          PaineWebber Small Cap Fund                                                     72,542,317      11,891,013
                                Class A                                    3,383,468     2,833,522
                                Class B                                      945,304       729,945
                                Class C                                    1,085,028       838,349
                                Class Y                                      118,511       100,651

PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS
      02/16/01          PaineWebber Mid Cap Fund                                                      146,300,173      17,218,816
                                Class A                                   11,657,967     7,125,090
                                Class B                                    2,647,419     1,580,529
                                Class C                                    2,035,950     1,067,737
                                Class Y                                       42,157        25,993

PACE INTERNATIONAL EQUITY INVESTMENTS
      02/16/01          PaineWebber Global Equity Fund                                                235,594,979     (12,067,133)
                                Class A                                   16,938,543    13,194,385
                                Class B                                      584,019       408,808
                                Class C                                    1,707,562     1,198,216
                                Class Y                                    1,917,607     1,552,287

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
                                                                          PAINEWEBBER      PACE                     NET UNREALIZED
   REORGANIZATION                                                         FUND SHARES     SHARES                     APPRECIATION
        DATE                             FUND ACQUIRED                     EXCHANGED      ISSUED      NET ASSETS    (DEPRECIATION)
   --------------                        -------------                    -----------     ------      ----------    --------------
      02/09/01          PaineWebber Asia Pacific Growth Fund                                         $ 22,082,657    $    220,621
                                Class A                                      890,101       832,708
                                Class B                                    1,033,747       939,051
                                Class C                                      464,369       422,391
                                Class Y                                       15,436        14,446
                        PaineWebber Emerging Markets Equity Fund                                        5,181,880        (247,866)
                                Class A                                      368,346       281,577
                                Class B                                       85,134        62,525
                                Class C                                      169,219       123,010
                                Class Y                                       65,944        51,150

INVESTMENT MANAGER AND ADMINISTRATOR

  The Trust has entered into an Investment Management and Administration Contract ("Management Contract") with Brinson Advisors. In accordance with the Management Contract, each Portfolio pays Brinson Advisors investment management and administration fees, which are accrued daily and paid monthly, in accordance with the following schedule:

                                                                    ANNUAL RATE
                                                                 AS A PERCENTAGE OF
                                                                  EACH PORTFOLIO'S
                         PORTFOLIO                            AVERAGE DAILY NET ASSETS
------------------------------------------------------------  ------------------------
PACE Money Market Investments...............................            0.35%
PACE Government Securities Fixed Income Investments.........            0.70%
PACE Intermediate Fixed Income Investments..................            0.60%
PACE Strategic Fixed Income Investments.....................            0.70%
PACE Municipal Fixed Income Investments.....................            0.60%
PACE Global Fixed Income Investments........................            0.80%
PACE Large Company Value Equity Investments.................            0.80%
PACE Large Company Growth Equity Investments................            0.80%
PACE Small/Medium Company Value Equity Investments..........            0.80%
PACE Small/Medium Company Growth Equity Investments.........            0.80%
PACE International Equity Investments.......................            0.90%
PACE International Emerging Markets Equity Investments......            1.10%

  Under separate Sub-Advisory Agreements, with the exception of PACE Money Market Investments, Brinson Advisors (not the Portfolios) pays each investment sub-advisor a fee from the investment management fee which Brinson Advisors receives, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                                   ANNUAL RATE
                                                                               AS A PERCENTAGE OF
                                                                                EACH PORTFOLIO'S
             PORTFOLIO                     INVESTMENT SUB-ADVISOR           AVERAGE DAILY NET ASSETS
-----------------------------------  -----------------------------------    ------------------------
PACE Government Securities Fixed
  Income Investments                 Pacific Investment Management
                                     Company LLC                                     0.225%
PACE Intermediate Fixed Income       Metropolitan West Asset Management,
  Investments                        LLC                                    0.200% up to $200 million
                                                                            0.120% above $200 million
PACE Strategic Fixed Income          Pacific Investment Management
  Investments                        Company LLC                                     0.250%
PACE Municipal Fixed Income          Standish Mellon Asset Management
  Investments                        Company LLC                            0.200% up to $60 million
                                                                            0.150% above $60 million

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

                                                                                   ANNUAL RATE
                                                                               AS A PERCENTAGE OF
                                                                                EACH PORTFOLIO'S
             PORTFOLIO                     INVESTMENT SUB-ADVISOR           AVERAGE DAILY NET ASSETS
-----------------------------------  -----------------------------------    ------------------------
PACE Global Fixed Income             Rogge Global Partners plc                       0.250%
  Investments
                                     Fischer Francis Trees &
                                     Watts, Inc. (and affiliates)           0.250% up to $400 million
                                                                            0.200% above $400 million
PACE Large Company Value Equity      Institutional Capital Corp.                     0.300%
  Investments
                                     Westwood Management Corp.                       0.300%
                                     SSgA Funds Management, Inc.                     0.150%
PACE Large Company Growth Equity     Alliance Capital Management L.P.                0.300%
  Investments
                                     SSgA Funds Management, Inc.                     0.150%
PACE Small/Medium Company Value
  Equity Investments                 ICM Asset Management, Inc.                      0.300%
                                     Ariel Capital Management, Inc.                  0.300%
PACE Small/Medium Company Growth
  Equity Investments                 Delaware Management Company                     0.400%
PACE International Equity            Martin Currie Inc.                     0.350% up to $150 million
  Investments
                                                                            0.300% above $150 million
                                                                               up to $250 million
                                                                            0.250% above $250 million
                                                                               up to $350 million
                                                                            0.200% above $350 million
PACE International Emerging Markets
  Equity Investments                 Schroder Investment Management
                                     North America Inc.                              0.500%

  At January 31, 2002, certain Portfolios owed Brinson Advisors for investment management and administration fees as follows:

                                                              AMOUNTS
                         PORTFOLIO                              OWED
------------------------------------------------------------  --------
PACE Government Securities Fixed Income Investments.........  $346,317
PACE Intermediate Fixed Income Investments..................   166,250
PACE Strategic Fixed Income Investments.....................   163,802
PACE Municipal Fixed Income Investments.....................   135,720
PACE Global Fixed Income Investments........................   198,381
PACE Large Company Value Equity Investments.................   652,718
PACE Large Company Growth Equity Investments................   391,488
PACE Small/Medium Company Value Equity Investments..........   213,730
PACE Small/Medium Company Growth Equity Investments.........   233,747
PACE International Equity Investments.......................   271,042
PACE International Emerging Markets Equity Investments......    84,732

  Brinson Advisors agreed to waive all or a portion of its investment management and administration fee and reimburse certain operating expenses for the six months ended January 31, 2002, which will lower the overall expenses of certain Portfolios.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

  At January 31, 2002, Brinson Advisors owed certain Portfolios for fee waivers and reimbursement as follows:

                                                                AMOUNTS
                         PORTFOLIO                                DUE
------------------------------------------------------------  -----------
PACE Government Securities Fixed Income Investments.........   $104,634
PACE Intermediate Fixed Income Investments..................     45,789
PACE Strategic Fixed Income Investments.....................     39,360
PACE Municipal Fixed Income Investments.....................     48,647
PACE Global Fixed Income Investments........................     69,462
PACE Large Company Value Equity Investments.................    123,609
PACE Large Company Growth Equity Investments................     93,617
PACE Small/Medium Company Value Equity Investments..........     31,185
PACE Small/Medium Company Growth Equity Investments.........     31,694
PACE International Equity Investments.......................     17,095
PACE International Emerging Markets Equity Investments......     53,917

  For the six months ended January 31, 2002, Brinson Advisors had the following fee waivers and reimbursements:

                                                                   FEE
                                                                 WAIVERS
                                                                   AND
                         PORTFOLIO                            REIMBURSEMENTS
------------------------------------------------------------  --------------
PACE Money Market Investments...............................     $323,358
PACE Government Securities Fixed Income Investments.........      553,430
PACE Intermediate Fixed Income Investments..................      136,424
PACE Strategic Fixed Income Investments.....................      101,798
PACE Municipal Fixed Income Investments.....................      222,030
PACE Global Fixed Income Investments........................      317,102
PACE Large Company Value Equity Investments.................      519,299
PACE Large Company Growth Equity Investments................      412,218
PACE Small/Medium Company Value Equity Investments..........       77,930
PACE Small/Medium Company Growth Equity Investments.........      130,485
PACE International Equity Investments.......................       26,967
PACE International Emerging Markets Equity Investments......      235,410

  During the six months ended January 31, 2002, the Portfolios did not pay any brokerage commissions to UBS PaineWebber, Inc. ("UBS PaineWebber-SM-*"), an indirect wholly owned subsidiary of UBS AG, or any other affiliated broker-dealer for transactions executed on behalf of the Portfolios.

SERVICE AND DISTRIBUTION PLANS

  Brinson Advisors is the principal underwriter of each Portfolios' shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, certain Portfolios pay Brinson Advisors monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees (1) at the annual rate of 0.75% of the average daily net assets on Class B and Class C shares for PACE Large Company Value Equity Investments, PACE Large Company Growth Equity Investments, PACE Small/Medium Company Value Equity Investments, PACE Small/Medium Company Growth Equity Investments, PACE International

-------------
* UBS PaineWebber is a service mark of UBS AG.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

Equity Investments and PACE International Emerging Markets Equity Investments Portfolios and (2) at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, respectively, for PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments and PACE Global Fixed Income Investments Portfolios.

  Brinson Advisors also receives the proceeds of the initial sales charges paid upon the purchase of Class A and Class C shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares.

  At January 31, 2002, certain Portfolios owed Brinson Advisors service and distribution fees, and for the six months ended January 31, 2002, certain Portfolios were informed by Brinson Advisors that it had earned sales charges as follows:

                                                                 SERVICE AND       SALES CHARGES
                                                              DISTRIBUTION FEES    EARNED FOR THE
                                                                OWED MANAGER      SIX MONTHS ENDED
                                                               AT JANUARY 31,       JANUARY 31,
                         PORTFOLIO                                  2002                2002
------------------------------------------------------------  -----------------   ----------------
PACE Government Securities Fixed Income Investments.........       $ 94,232           $ 66,607
PACE Intermediate Fixed Income Investments..................         55,275             77,998
PACE Strategic Fixed Income Investments.....................         27,570             37,591
PACE Municipal Fixed Income Investments.....................         65,509            110,502
PACE Global Fixed Income Investments........................         47,181              5,581
PACE Large Company Value Equity Investments.................        228,696            205,915
PACE Large Company Growth Equity Investments................         75,050             45,916
PACE Small/Medium Company Value Equity Investments..........         34,575             28,442
PACE Small/Medium Company Growth Equity Investments.........         37,131             28,794
PACE International Equity Investments.......................         35,741             11,103
PACE International Emerging Markets Equity Investments......         11,056             10,978

TRANSFER AGENCY AND RELATED SERVICES FEES

  UBS PaineWebber provides transfer agency and related services to each Portfolio pursuant to a delegation of authority from PFPC, Inc., ("PFPC") each Portfolio's transfer agent, and is compensated for these services by PFPC, not the Portfolios.

  For the six months ended January 31, 2002, UBS PaineWebber received from PFPC, not the Portfolios, an approximate percentage of the total transfer agency and related services fees paid by a Portfolio to PFPC as follows:

                         PORTFOLIO
------------------------------------------------------------
PACE Government Securities Fixed Income Investments.........   56%
PACE Intermediate Fixed Income Investments..................   52%
PACE Strategic Fixed Income Investments.....................   53%
PACE Municipal Fixed Income Investments.....................   50%
PACE Global Fixed Income Investments........................   58%
PACE Large Company Value Equity Investments.................   54%
PACE Large Company Growth Equity Investments................   56%
PACE Small/Medium Company Value Equity Investments..........   58%
PACE Small/Medium Company Growth Equity Investments.........   58%
PACE International Equity Investments.......................   56%
PACE International Emerging Markets Equity Investments......   58%

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

SECURITIES LENDING

  Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolios will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolios may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolios receive compensation, which is included in interest income, for lending their securities from interest or dividends earned on the cash invested or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

  UBS PaineWebber, which is the Portfolios' lending agent, received compensation from certain Portfolios for the six months ended January 31, 2002 as follows:

                         PORTFOLIO                            COMPENSATION
------------------------------------------------------------  ------------
PACE Government Securities Fixed Income Investments.........    $19,126
PACE Intermediate Fixed Income Investments..................      6,506
PACE Strategic Fixed Income Investments.....................      1,376
PACE Global Fixed Income Investments........................     23,407
PACE Large Company Value Equity Investments.................     28,339
PACE Large Company Growth Equity Investments................     13,463
PACE Small/Medium Company Value Equity Investments..........      7,092
PACE Small/Medium Company Growth Equity Investments.........     40,653
PACE International Equity Investments.......................      9,425
PACE International Emerging Markets Equity Investments......      6,940

  For the six months ended January 31, 2002, certain Portfolios earned compensation from securities lending transactions net of fees, rebates and expenses as follows:

                         PORTFOLIO                            COMPENSATION
------------------------------------------------------------  ------------
PACE Government Securities Fixed Income Investments.........    $ 57,482
PACE Intermediate Fixed Income Investments..................      19,542
PACE Strategic Fixed Income Investments.....................       3,948
PACE Global Fixed Income Investments........................      68,295
PACE Large Company Value Equity Investments.................      81,242
PACE Large Company Growth Equity Investments................      38,511
PACE Small/Medium Company Value Equity Investments..........      20,175
PACE Small/Medium Company Growth Equity Investments.........     119,249
PACE International Equity Investments.......................      26,994
PACE International Emerging Markets Equity Investments......      20,180

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

  At January 31, 2002, certain Portfolios owed UBS PaineWebber for security lending fees as follows:

                                                               AMOUNTS
                         PORTFOLIO                              OWED
------------------------------------------------------------  ---------
PACE Government Securities Fixed Income Investments.........   $4,638
PACE Intermediate Fixed Income Investments..................      970
PACE Strategic Fixed Income Investments.....................      362
PACE Global Fixed Income Investments........................    3,141
PACE Large Company Value Equity Investments.................    5,196
PACE Large Company Growth Equity Investments................    1,433
PACE Small/Medium Company Value Equity Investments..........    1,991
PACE Small/Medium Company Growth Equity Investments.........    4,530
PACE International Equity Investments.......................      812
PACE International Emerging Markets Equity Investments......    1,105

  At January 31, 2002, certain Portfolios held cash as collateral for market values of securities loaned as follows:

                                                                COLLATERAL    MARKET VALUE
                                                              FOR SECURITIES  OF SECURITIES
                         PORTFOLIO                                LOANED         LOANED
------------------------------------------------------------  --------------  -------------
PACE Government Securities Fixed Income Investments.........   $49,945,625     $48,096,285
PACE Intermediate Fixed Income Investments..................     8,983,083       8,516,138
PACE Global Fixed Income Investments........................    14,731,872      14,024,398
PACE Large Company Value Equity Investments.................    48,055,160      43,390,299
PACE Large Company Growth Equity Investments................    15,864,350      15,709,086
PACE Small/Medium Company Value Equity Investments..........    27,625,300      26,553,193
PACE Small/Medium Company Growth Equity Investments.........    19,278,961      18,272,487
PACE International Equity Investments.......................     9,480,622       7,219,473
PACE International Emerging Markets Equity Investments......     7,194,970       6,919,133

  At January 31, 2002, the Portfolios invested the collateral in the following money market funds:

      NUMBER OF
       SHARES                                                                            VALUE
---------------------                                                                 -----------
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS:
         17,361         AIM Liquid Assets Portfolio.................................  $    17,361
     19,138,952         BlackRock Provident Institutional TempFund..................   19,138,952
        695,990         Brinson Private Money Market Fund LLC.......................      695,990
     30,000,000         Dreyfus Cash Management Fund................................   30,000,000
         93,322         Scudder Institutional Fund, Inc.............................       93,322
                                                                                      -----------
                        Total investments of cash collateral for securities loaned
                          (cost--$49,945,625).......................................  $49,945,625
                                                                                      ===========
PACE INTERMEDIATE FIXED INCOME INVESTMENTS:
         16,474         AIM Liquid Assets Portfolio.................................  $    16,474
             45         AIM Prime Portfolio.........................................           45
      2,640,629         BlackRock Provident Institutional TempFund..................    2,640,629
        294,754         Brinson Private Money Market Fund LLC.......................      294,754
         31,181         Scudder Institutional Fund, Inc.............................       31,181
      6,000,000         Scudder Money Market Fund...................................    6,000,000
                                                                                      -----------
                        Total investments of cash collateral for securities loaned
                          (cost--$8,983,083)........................................  $ 8,983,083
                                                                                      ===========

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

PACE GLOBAL FIXED INCOME INVESTMENTS:
      NUMBER OF
       SHARES                                                                            VALUE
---------------------                                                                 -----------
      5,011,414         AIM Liquid Assets Portfolio.................................  $ 5,011,414
             16         AIM Prime Portfolio.........................................           16
      7,430,089         BlackRock Provident Institutional TempFund..................    7,430,089
      1,772,229         Brinson Private Money Market Fund LLC.......................    1,772,229
        518,124         Scudder Institutional Fund, Inc.............................      518,124
                                                                                      -----------
                        Total investments of cash collateral for securities loaned
                          (cost--$14,731,872).......................................  $14,731,872
                                                                                      ===========
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS:
      2,793,179         AIM Liquid Assets Portfolio.................................  $ 2,793,179
             21         AIM Prime Portfolio.........................................           21
     28,907,796         BlackRock Provident Institutional TempFund..................   28,907,796
      1,020,660         Brinson Private Money Market Fund LLC.......................    1,020,660
     15,000,000         Dreyfus Cash Management Fund................................   15,000,000
        333,504         Scudder Institutional Fund, Inc.............................      333,504
                                                                                      -----------
                        Total investments of cash collateral for securities loaned
                          (cost--$48,055,160).......................................  $48,055,160
                                                                                      ===========
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS:
         24,150         AIM Liquid Assets Portfolio.................................  $    24,150
             91         AIM Prime Portfolio.........................................           91
     12,330,128         BlackRock Provident Institutional TempFund..................   12,330,128
      3,491,591         Brinson Private Money Market Fund LLC.......................    3,491,591
         18,390         Scudder Institutional Fund, Inc.............................       18,390
                                                                                      -----------
                        Total investments of cash collateral for securities loaned
                          (cost--$15,864,350).......................................  $15,864,350
                                                                                      ===========
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS:
         53,523         AIM Liquid Assets Portfolio.................................  $    53,523
             11         AIM Prime Portfolio.........................................           11
     14,472,043         BlackRock Provident Institutional TempFund..................   14,472,043
        769,428         Brinson Private Money Market Fund LLC.......................      769,428
     12,296,500         Dreyfus Cash Management Fund................................   12,296,500
         33,795         Scudder Institutional Fund, Inc.............................       33,795
                                                                                      -----------
                        Total investments of cash collateral for securities loaned
                          (cost--$27,625,300).......................................  $27,625,300
                                                                                      ===========
PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS:
          4,744         AIM Liquid Assets Portfolio.................................  $     4,744
              5         AIM Prime Portfolio.........................................            5
     13,141,567         BlackRock Provident Institutional TempFund..................   13,141,567
      2,041,064         Brinson Private Money Market Fund LLC.......................    2,041,064
      4,057,000         Dreyfus Cash Management Fund................................    4,057,000
         34,581         Scudder Institutional Fund, Inc.............................       34,581
                                                                                      -----------
                        Total investments of cash collateral for securities loaned
                          (cost--$19,278,961).......................................  $19,278,961
                                                                                      ===========
PACE INTERNATIONAL EQUITY INVESTMENTS:
         29,079         AIM Liquid Assets Portfolio.................................  $    29,079
             37         AIM Prime Portfolio.........................................           37
      2,353,832         Brinson Private Money Market Fund LLC.......................    2,353,832
      7,000,000         Dreyfus Cash Management Fund................................    7,000,000
         97,674         Scudder Institutional Fund, Inc.............................       97,674
                                                                                      -----------
                        Total investments of cash collateral for securities loaned
                          (cost--$9,480,622)........................................  $ 9,480,622
                                                                                      ===========

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS:
      NUMBER OF
       SHARES                                                                            VALUE
---------------------                                                                 -----------
         89,080         AIM Liquid Assets Portfolio.................................  $    89,080
            182         AIM Prime Portfolio.........................................          182
         35,500         BlackRock Provident Institutional TempFund..................       35,500
      5,291,308         Brinson Private Money Market Fund LLC.......................    5,291,308
      1,778,900         Dreyfus Cash Management Fund................................    1,778,900
                                                                                      -----------
                        Total investments of cash collateral for securities loaned
                          (cost--$7,194,970)........................................  $ 7,194,970
                                                                                      ===========

BANK LINE OF CREDIT

  Each of the Portfolios, with the exception of PACE Money Market Investments, may participate with other funds managed, advised or sub-advised by Brinson Advisors in a $300 million committed credit facility ("Facility") with UBS AG, Stamford Branch, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolios at the request of the shareholders or other temporary or emergency purposes. In connection therewith, the Portfolios have agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolios at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended January 31, 2002, PACE Large Company Growth Equity Investments and PACE International Equity Investments were the only Portfolios to borrow under the Facility. The Portfolios had average daily amounts of borrowing outstanding under the Facility of $3,864,500 and $6,968,200, respectively, with related weighted average annualized interest rates of 2.02% and 2.83%, respectively.

WRITTEN OPTION ACTIVITY

  Written option activity for the six months ended January 31, 2002, for PACE Government Securities Fixed Income Investments and PACE Strategic Fixed Income Investments was as follows:

                                                         PACE GOVERNMENT
                                                     SECURITIES FIXED INCOME   PACE STRATEGIC FIXED
                                                           INVESTMENTS          INCOME INVESTMENTS
                                                     ------------------------  ---------------------
                                                                  AMOUNT OF               AMOUNT OF
                                                     NUMBER OF     PREMIUMS    NUMBER OF   PREMIUMS
                                                      OPTIONS      RECEIVED     OPTIONS    RECEIVED
                                                     ---------    ---------    ---------  ---------
Options outstanding at July 31, 2001...............        --             --        --            --
Options written....................................    83,400     $2,869,970    60,500    $1,938,532
                                                       ------     ----------    ------    ----------
Options outstanding at January 31, 2002............    83,400     $2,869,970    60,500    $1,938,532
                                                       ======     ==========    ======    ==========

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

INVESTMENTS IN SECURITIES

  At January 31, 2002, the components of net unrealized appreciation (depreciation) of investments were as follows:

                                                                                             NET
                                                                                          UNREALIZED
                                                             GROSS          GROSS        APPRECIATION
                       PORTFOLIO                          APPRECIATION   DEPRECIATION   (DEPRECIATION)
--------------------------------------------------------  ------------   ------------   --------------
PACE Government Securities Fixed Income Investments.....  $11,291,433    $ (3,330,082)   $  7,961,351
PACE Intermediate Fixed Income Investments..............    4,543,169      (5,941,092)     (1,397,923)
PACE Strategic Fixed Income Investments.................    8,597,761      (4,236,541)      4,361,220
PACE Municipal Fixed Income Investments.................    9,429,742        (546,350)      8,883,392
PACE Global Fixed Income Investments....................    1,371,511      (9,002,879)     (7,631,368)
PACE Large Company Value Equity Investments.............   92,956,196     (40,928,948)     52,027,248
PACE Large Company Growth Equity Investments............   79,171,034     (57,971,174)     21,199,860
PACE Small/Medium Company Value Equity Investments......   67,688,696      (9,140,099)     58,548,597
PACE Small/Medium Company Growth Equity Investments.....   52,837,801     (30,870,645)     21,967,156
PACE International Equity Investments...................    8,903,665     (65,693,682)    (56,790,017)
PACE International Emerging Markets Equity
  Investments...........................................   11,210,892      (6,138,630)      5,072,262

  For U.S. federal income tax purposes, the cost of securities owned at January 31, 2002, was substantially the same as the cost of securities for financial statement purposes.

  For the six months ended January 31, 2002, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

                         PORTFOLIO                              PURCHASES          SALES
------------------------------------------------------------  --------------   --------------
PACE Government Securities Fixed Income Investments.........  $1,463,824,107   $1,708,830,833
PACE Intermediate Fixed Income Investments..................     136,096,351      140,440,333
PACE Strategic Fixed Income Investments.....................     721,723,819      712,058,670
PACE Municipal Fixed Income Investments.....................      11,459,046       16,078,022
PACE Global Fixed Income Investments........................     534,451,404      546,646,881
PACE Large Company Value Equity Investments.................     389,513,604      424,932,998
PACE Large Company Growth Equity Investments................     134,824,733      147,444,230
PACE Small/Medium Company Value Equity Investments..........      58,859,672       65,995,802
PACE Small/Medium Company Growth Equity Investments.........      75,953,993       97,528,020
PACE International Equity Investments.......................     178,299,870      184,122,226
PACE International Emerging Markets Equity Investments......      56,440,522       60,406,146

FEDERAL TAX STATUS

  Each of the Portfolios intends to distribute substantially all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a Federal excise tax.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

  At July 31, 2001, the following Portfolios had net capital loss carryforwards available as reductions, to the extent provided in the regulations, of future net realized capital gains. These losses expire as follows:

                            PACE                                                                                       PACE
                         GOVERNMENT        PACE           PACE           PACE           PACE           PACE        SMALL/MEDIUM
                         SECURITIES    INTERMEDIATE    STRATEGIC      MUNICIPAL        GLOBAL      LARGE COMPANY     COMPANY
     FISCAL YEAR        FIXED INCOME   FIXED INCOME   FIXED INCOME   FIXED INCOME   FIXED INCOME   VALUE EQUITY    VALUE EQUITY
       ENDING           INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS     INVESTMENTS    INVESTMENTS
       ------           ------------   ------------   ------------   ------------   ------------   -------------   ------------
        2002            $   302,075             --    $ 2,265,088             --    $   835,205              --             --
        2003              4,443,904             --      1,525,852             --     15,753,815              --             --
        2004                     --             --             --             --             --              --             --
        2005                     --             --        407,534             --             --              --             --
        2006             10,253,012    $ 2,424,478      1,756,663             --             --              --             --
        2007              9,662,399     19,336,984     12,477,372             --      4,356,224              --             --
        2008                     --      3,620,638      6,984,062     $7,131,740      1,235,105              --             --
        2009                     --             --             --             --        257,133     $17,502,071     $5,827,520
                        -----------    -----------    -----------     ----------    -----------     -----------     ----------
        TOTAL           $24,661,390    $25,382,100    $25,416,571     $7,131,740    $22,437,482     $17,502,071     $5,827,520
                        ===========    ===========    ===========     ==========    ===========     ===========     ==========

                           PACE                              PACE
                       SMALL/MEDIUM        PACE         INTERNATIONAL
                          COMPANY      INTERNATIONAL   EMERGING MARKETS
     FISCAL YEAR       GROWTH EQUITY      EQUITY            EQUITY
       ENDING           INVESTMENTS     INVESTMENTS      INVESTMENTS
       ------          -------------   -------------   ----------------
        2002                   --               --        $ 2,285,302
        2003                   --               --          5,437,965
        2004                   --               --                 --
        2005                   --               --         24,763,817
        2006                   --               --            308,374
        2007                   --               --             16,232
        2008             $653,027       $6,944,492            246,412
        2009                   --               --          2,996,509
                         --------       ----------        -----------
        TOTAL            $653,027       $6,944,492        $36,054,611
                         ========       ==========        ===========

  Except for PACE Large Company Value Equity Investments, the capital loss carryforwards for the other Portfolios include capital losses from the acquisition of certain PaineWebber funds. These losses are subject to annual limitations imposed by the Internal Revenue Code.

  In accordance with U.S. Treasury regulations, the following Portfolios have elected to defer realized capital losses and foreign currency losses arising after October 31, 2000. Such losses are treated for tax purposes as arising on August 1, 2001:

                                                                              FOREIGN
                                                                CAPITAL      CURRENCY
                         PORTFOLIO                              LOSSES        LOSSES
------------------------------------------------------------  -----------   -----------
PACE Government Securities Fixed Income Investments.........  $ 1,187,232            --
PACE Strategic Fixed Income Investments.....................    2,906,162            --
PACE Global Fixed Income Investments........................           --   $11,083,757
PACE Large Company Value Equity Investments.................    6,516,015            --
PACE Large Company Growth Equity Investments................   74,678,410            --
PACE Small/Medium Company Growth Equity Investments.........   16,709,434            --
PACE International Equity Investments.......................   16,513,785            --
PACE International Emerging Markets Equity Investments......   10,205,791       647,428

MONEY MARKET FUND INSURANCE BONDS

  At January 31, 2002, PACE Money Market Investments had insurance bonds that provided limited coverage for certain loss events involving certain money market instruments held by the Portfolio. These loss events include non-payment of principal or interest or a bankruptcy or insolvency of the issuer or credit enhancement provider (if any). The insurance bonds provided for coverage up to $200 million for a number of funds with a deductible of 30 basis points (0.30%) of the total assets of the Portfolio for First Tier Securities, determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the insurance bonds, the Portfolio would have expected to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which would generally be no later than the maturity of the security. While the insurance bonds were intended to provide some protection against credit risk and to help the Portfolio maintain a constant price per share of $1.00, there was no guarantee that the insurance bonds would have done so. For the six months ended January 31, 2002, PACE Money Market Investments did not use these insurance bonds.

CAPITAL CONTRIBUTIONS FROM SUB-ADVISOR

  On July 27, 2001, PACE International Equity Investments recorded a capital contribution from Martin Currie Inc., the Portfolio's sub-advisor, in the amount of $133,232. This amount was paid by the sub-advisor in connection with unrealized appreciation on investments related to a foreign currency transaction. On May 4, 2001, PACE Strategic Fixed

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

Income Investments recorded a capital contribution from Pacific Investment Management Company LLC, the Portfolio's sub-advisor, in the amount of $295,496. This amount was paid by the sub-advisor in connection with losses incurred due to disposition of non-investment grade securities.

SHARES OF BENEFICIAL INTEREST

  There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except PACE Money Market Investments about which similar information is provided elsewhere herein, were as follows:

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2002

                                 CLASS A                   CLASS B                  CLASS C                    CLASS Y
                        -------------------------   ----------------------   ----------------------   -------------------------
                          SHARES        AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT        SHARES        AMOUNT
                        ----------   ------------   --------   -----------   --------   -----------   ----------   ------------
Shares sold...........     732,496   $  9,485,407    314,297   $ 4,064,441    413,371   $ 5,351,644      547,960   $  7,076,622
Shares repurchased....  (1,981,716)   (25,596,485)  (219,197)   (2,831,073)  (472,966)   (6,105,166)  (3,622,681)   (46,142,571)
Shares converted from
  Class B to
  Class A.............      78,920      1,023,138    (78,916)   (1,023,138)        --            --           --             --
Dividends
  reinvested..........     307,694      3,957,039     19,522       251,023     89,436     1,150,354      320,586      4,123,547
                        ----------   ------------   --------   -----------   --------   -----------   ----------   ------------
Net increase
  (decrease)..........    (862,606)  $(11,130,901)    35,706   $   461,253     29,841   $   396,832   (2,754,135)  $(34,942,402)
                        ==========   ============   ========   ===========   ========   ===========   ==========   ============

                                 CLASS P
                        -------------------------
                          SHARES        AMOUNT
                        ----------   ------------
Shares sold...........   2,170,001   $ 28,005,634
Shares repurchased....  (3,238,593)   (41,803,050)
Shares converted from
  Class B to
  Class A.............          --             --
Dividends
  reinvested..........     461,698      5,937,648
                        ----------   ------------
Net increase
  (decrease)..........    (606,894)  $ (7,859,768)
                        ==========   ============

FOR THE YEAR ENDED JULY 31, 2001
                                CLASS A(A)                  CLASS B(B)                CLASS C(C)                 CLASS Y(D)
                        ---------------------------   -----------------------   -----------------------   -------------------------
                          SHARES         AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT        SHARES        AMOUNT
                        -----------   -------------   ---------   -----------   ---------   -----------   ----------   ------------
Shares sold...........    4,899,460   $  62,228,936     287,723   $ 3,652,298     152,124   $ 1,932,129    9,995,560   $126,562,300
Shares repurchased....  (14,919,156)   (189,077,995)   (156,110)   (1,981,050)   (569,061)   (7,232,765)    (835,190)   (10,587,350)
Shares converted from
  Class B to
  Class A.............       32,939         419,264     (32,939)     (419,264)         --            --           --             --
Dividends
  reinvested..........      331,034       4,197,530      18,122       229,902      96,503     1,224,436      324,085      4,111,072
Shares issued in
  connection with fund
  mergers.............   27,172,619     343,755,388     909,756    11,509,461   4,817,801    60,961,180      926,326     11,721,224
                        -----------   -------------   ---------   -----------   ---------   -----------   ----------   ------------
Net increase
  (decrease)..........   17,516,896   $ 221,523,123   1,026,552   $12,991,347   4,497,367   $56,884,980   10,410,781   $131,807,246
                        ===========   =============   =========   ===========   =========   ===========   ==========   ============

FOR THE YEAR ENDED JUL
                                 CLASS P
                        -------------------------
                          SHARES        AMOUNT
                        ----------   ------------
Shares sold...........   3,384,672   $ 42,430,142
Shares repurchased....  (5,750,233)   (72,217,113)
Shares converted from
  Class B to
  Class A.............          --             --
Dividends
  reinvested..........   1,135,128     14,159,531
Shares issued in
  connection with fund
  mergers.............          --             --
                        ----------   ------------
Net increase
  (decrease)..........  (1,230,433)  $(15,627,440)
                        ==========   ============

-----------------

(a) For the period January 18, 2001 (commencement of issuance) through July 31, 2001.
(b) For the period December 18, 2000 (commencement of issuance) through July 31, 2001.
(c) For the period December 4, 2000 (commencement of issuance) through July 31, 2001.
(d) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

PACE INTERMEDIATE FIXED INCOME INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2002

                                 CLASS A                   CLASS B                  CLASS C                 CLASS Y
                        -------------------------   ----------------------   ----------------------   --------------------
                          SHARES        AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT       SHARES     AMOUNT
                        ----------   ------------   --------   -----------   --------   -----------   --------   ---------
Shares sold...........   2,313,858   $ 29,535,226     79,902   $   982,011     58,873   $   722,697     6,258    $  77,147
Shares repurchased....  (3,073,875)   (37,836,500)   (82,689)   (2,020,912)  (145,324)   (1,786,027)  (49,403)    (607,069)
Shares converted from
  Class B to
  Class A.............     188,188      1,311,719   (188,249)   (1,311,719)        --            --        --           --
Dividends
  reinvested..........     243,072      2,973,621     19,559       239,574     22,540       276,047     8,266      101,242
                        ----------   ------------   --------   -----------   --------   -----------   -------    ---------
Net increase
  (decrease)..........    (328,757)  $ (4,015,934)  (171,477)  $(2,111,046)   (63,911)  $  (787,283)  (34,879)   $(428,680)
                        ==========   ============   ========   ===========   ========   ===========   =======    =========

                                 CLASS P
                        -------------------------
                          SHARES        AMOUNT
                        ----------   ------------
Shares sold...........   2,801,567   $ 34,366,324
Shares repurchased....  (1,436,895)   (17,644,721)
Shares converted from
  Class B to
  Class A.............          --             --
Dividends
  reinvested..........     330,588      4,046,231
                        ----------   ------------
Net increase
  (decrease)..........   1,695,260   $ 20,767,834
                        ==========   ============

FOR THE YEAR ENDED JULY 31, 2001
                                CLASS A(A)                  CLASS B(B)                CLASS C(C)               CLASS Y(D)
                        ---------------------------   -----------------------   -----------------------   ---------------------
                          SHARES         AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT       SHARES      AMOUNT
                        -----------   -------------   ---------   -----------   ---------   -----------   --------   ----------
Shares sold...........    9,183,696   $ 111,990,347      76,789   $   937,050      82,137   $ 1,001,924    30,676    $  374,045
Shares repurchased....  (10,287,115)   (125,427,064)   (169,188)   (2,062,223)   (234,920)   (2,868,980)  (47,410)     (578,997)
Shares converted from
  Class B to
  Class A.............       65,383         798,054     (65,332)     (798,054)         --            --        --            --
Dividends
  reinvested..........      234,335       2,853,524      18,970       231,212      22,141       269,828     8,216       100,104
Shares issued in
  connection with fund
  mergers.............   13,572,291     164,992,088   1,368,906    16,655,762   1,714,190    20,858,848   301,552     3,667,946
                        -----------   -------------   ---------   -----------   ---------   -----------   -------    ----------
Net increase
  (decrease)..........   12,768,590   $ 155,206,949   1,230,145   $14,963,747   1,583,548   $19,261,620   293,034    $3,563,098
                        ===========   =============   =========   ===========   =========   ===========   =======    ==========

FOR THE YEAR ENDED JUL
                                 CLASS P
                        -------------------------
                          SHARES        AMOUNT
                        ----------   ------------
Shares sold...........   2,673,403   $ 32,370,914
Shares repurchased....  (4,358,866)   (52,850,231)
Shares converted from
  Class B to
  Class A.............          --             --
Dividends
  reinvested..........     697,388      8,401,673
Shares issued in
  connection with fund
  mergers.............          --             --
                        ----------   ------------
Net increase
  (decrease)..........    (988,075)  $(12,077,644)
                        ==========   ============

-----------------

(a) For the period December 13, 2000 (commencement of issuance) through July 31, 2001.
(b) For the period December 14, 2000 (commencement of issuance) through July 31, 2001.
(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.
(d) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

PACE STRATEGIC FIXED INCOME INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2002

                               CLASS A                  CLASS B                  CLASS C                 CLASS Y
                        ----------------------   ----------------------   ----------------------   --------------------
                         SHARES      AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT       SHARES     AMOUNT
                        --------   -----------   --------   -----------   --------   -----------   --------   ---------
Shares sold...........   143,243   $ 1,868,582    113,202   $ 1,484,448     62,346   $   819,180    19,433    $ 255,022
Shares repurchased....  (517,589)   (6,817,997)  (230,679)   (3,003,365)  (343,205)   (4,444,362)  (36,348)    (474,429)
Shares converted from
  Class B to
  Class A.............    47,856       631,662    (47,888)     (631,662)        --            --        --           --
Dividends
  reinvested..........    31,947       417,320     13,556       177,078     18,984       247,945     1,146       14,986
                        --------   -----------   --------   -----------   --------   -----------   -------    ---------
Net increase
  (decrease)..........  (294,543)  $(3,900,433)  (151,809)  $(1,973,501)  (261,875)  $(3,377,237)  (15,769)   $(204,421)
                        ========   ===========   ========   ===========   ========   ===========   =======    =========

                                 CLASS P
                        -------------------------
                          SHARES        AMOUNT
                        ----------   ------------
Shares sold...........   2,613,753   $ 34,291,164
Shares repurchased....  (2,086,158)   (27,393,113)
Shares converted from
  Class B to
  Class A.............          --             --
Dividends
  reinvested..........     388,481      5,074,061
                        ----------   ------------
Net increase
  (decrease)..........     916,076   $ 11,972,112
                        ==========   ============

FOR THE YEAR ENDED JULY 31, 2001
                              CLASS A(A)                CLASS B(B)                CLASS C(C)               CLASS Y(D)
                        -----------------------   -----------------------   -----------------------   --------------------
                         SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT       SHARES     AMOUNT
                        ---------   -----------   ---------   -----------   ---------   -----------   --------   ---------
Shares sold...........    306,514   $ 3,898,872     178,574   $ 2,264,759      50,279   $   640,274    19,770    $ 253,093
Shares repurchased....   (538,792)   (6,856,045)   (151,226)   (1,923,557)   (182,949)   (2,332,784)  (16,787)    (213,989)
Shares converted from
  Class B to
  Class A.............     37,637       480,788     (37,637)     (480,788)         --            --        --           --
Dividends
  reinvested..........     40,395       514,721      16,129       205,505      25,055       319,337     1,278       16,281
Shares issued in
  connection with fund
  mergers.............  2,469,404    31,540,331   1,317,030    16,821,735   1,404,172    17,938,197    43,193      551,720
                        ---------   -----------   ---------   -----------   ---------   -----------   -------    ---------
Net increase
  (decrease)..........  2,315,158   $29,578,667   1,322,870   $16,887,654   1,296,557   $16,565,024    47,454    $ 607,105
                        =========   ===========   =========   ===========   =========   ===========   =======    =========

FOR THE YEAR ENDED JUL
                                 CLASS P
                        -------------------------
                          SHARES        AMOUNT
                        ----------   ------------
Shares sold...........   3,189,316   $ 40,138,732
Shares repurchased....  (7,278,518)   (92,129,783)
Shares converted from
  Class B to
  Class A.............          --             --
Dividends
  reinvested..........   1,157,681     14,521,027
Shares issued in
  connection with fund
  mergers.............          --             --
                        ----------   ------------
Net increase
  (decrease)..........  (2,931,521)  $(37,470,024)
                        ==========   ============

-----------------

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.
(b) For the period December 29, 2000 (commencement of issuance) through July 31, 2001.
(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.
(d)    For the period February 2, 2001 (commencement of issuance) through
       July 31, 2001.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

PACE MUNICIPAL FIXED INCOME INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2002

                                 CLASS A                   CLASS B                  CLASS C                 CLASS Y
                        -------------------------   ----------------------   ----------------------   -------------------
                          SHARES        AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT       SHARES     AMOUNT
                        ----------   ------------   --------   -----------   --------   -----------   --------   --------
Shares sold...........     708,698   $  8,962,369     77,253   $   976,030     69,897   $   876,473        --          --
Shares repurchased....  (1,580,584)   (19,916,259)  (316,872)   (3,977,338)  (136,162)   (1,705,592)   (1,225)   $(15,411)
Shares converted from
  Class B to
  Class A.............     106,294      1,331,088   (106.294)   (1,331,088)        --            --        --          --
Dividends
  reinvested..........     185,611      2,328,882      6,669        83,731     35,947       450,985       662       8,312
                        ----------   ------------   --------   -----------   --------   -----------    ------    --------
Net increase
  (decrease)..........    (579,981)  $ (7,293,920)  (339,244)  $(4,248,665)   (30,318)  $  (378,134)     (563)   $ (7,099)
                        ==========   ============   ========   ===========   ========   ===========    ======    ========

                               CLASS P
                        ----------------------
                         SHARES      AMOUNT
                        --------   -----------
Shares sold...........   629,020   $ 7,884,305
Shares repurchased....  (367,591)   (4,620,031)
Shares converted from
  Class B to
  Class A.............        --            --
Dividends
  reinvested..........    84,087     1,054,916
                        --------   -----------
Net increase
  (decrease)..........   345,516   $ 4,319,190
                        ========   ===========

FOR THE YEAR ENDED JULY 31, 2001
                               CLASS A(A)                 CLASS B(C)                CLASS C(B)              CLASS Y(C)
                        -------------------------   -----------------------   -----------------------   -------------------
                          SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT       SHARES     AMOUNT
                        ----------   ------------   ---------   -----------   ---------   -----------   --------   --------
Shares sold...........   1,754,056   $ 21,796,583      76,959   $   958,033      17,312   $   215,475        40    $    488
Shares repurchased....  (2,727,473)   (33,896,883)   (140,198)   (1,740,447)   (205,949)   (2,556,635)   (2,332)    (29,067)
Shares converted from
  Class B to
  Class A.............      97,123      1,204,704     (97,146)   (1,204,704)         --            --        --          --
Dividends
  reinvested..........     170,287      2,113,779       6,922        85,953      32,573       404,338       602       7,474
Shares issued in
  connection with fund
  mergers.............  14,949,505    185,697,266   1,313,324    16,313,635   2,718,677    33,770,430    33,568     416,972
                        ----------   ------------   ---------   -----------   ---------   -----------    ------    --------
Net increase
  (decrease)..........  14,243,498   $176,915,449   1,159,861   $14,412,470   2,562,613   $31,833,608    31,878    $395,867
                        ==========   ============   =========   ===========   =========   ===========    ======    ========

FOR THE YEAR ENDED JUL
                                 CLASS P
                        -------------------------
                          SHARES        AMOUNT
                        ----------   ------------
Shares sold...........   1,013,695   $ 12,536,202
Shares repurchased....  (1,694,777)   (20,981,581)
Shares converted from
  Class B to
  Class A.............          --             --
Dividends
  reinvested..........     194,060      2,389,508
Shares issued in
  connection with fund
  mergers.............          --             --
                        ----------   ------------
Net increase
  (decrease)..........    (487,022)  $ (6,055,871)
                        ==========   ============

-----------------

(a) For the period January 23, 2001 (commencement of issuance) through July 31, 2001.
(b) For the period December 4, 2000 (commencement of issuance) through July 31, 2001.
(c) For the period February 23, 2001 (commencement of issuance) through July 31, 2001.

PACE GLOBAL FIXED INCOME INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2002

                                 CLASS A                  CLASS B                CLASS C                 CLASS Y
                        -------------------------   --------------------   --------------------   ----------------------
                          SHARES        AMOUNT       SHARES     AMOUNT      SHARES     AMOUNT      SHARES      AMOUNT
                        ----------   ------------   --------   ---------   --------   ---------   --------   -----------
Shares sold...........      73,441   $    775,631     5,216    $  54,999     8,381    $  87,669    175,495   $ 1,827,140
Shares repurchased....  (1,682,721)   (17,554,987)  (10,582)    (111,000)  (91,317)    (951,636)  (136,740)   (1,418,866)
Shares converted from
  Class B to
  Class A.............      62,182        641,705   (61,323)    (641,705)       --           --         --            --
Dividends
  reinvested..........     225,932      2,357,828     1,660       17,393    16,703      174,328      9,890       103,061
                        ----------   ------------   -------    ---------   -------    ---------   --------   -----------
Net increase
  (decrease)..........  (1,321,166)  $(13,779,823)  (65,029)   $(680,313)  (66,233)   $(689,639)    48,645   $   511,335
                        ==========   ============   =======    =========   =======    =========   ========   ===========

                                 CLASS P
                        -------------------------
                          SHARES        AMOUNT
                        ----------   ------------
Shares sold...........   1,369,760   $ 14,174,845
Shares repurchased....  (1,083,027)   (11,291,044)
Shares converted from
  Class B to
  Class A.............          --             --
Dividends
  reinvested..........     185,271      1,932,423
                        ----------   ------------
Net increase
  (decrease)..........     472,004   $  4,816,224
                        ==========   ============

FOR THE YEAR ENDED JULY 31, 2001
                               CLASS A(A)                 CLASS B(B)               CLASS C(C)                CLASS Y(D)
                        -------------------------   ----------------------   -----------------------   ----------------------
                          SHARES        AMOUNT       SHARES      AMOUNT       SHARES       AMOUNT       SHARES      AMOUNT
                        ----------   ------------   --------   -----------   ---------   -----------   --------   -----------
Shares sold...........      33,798   $    351,786      9,332   $    96,683      15,912   $   166,039     85,389   $   898,611
Shares repurchased....  (2,184,709)   (22,627,927)   (23,529)     (243,372)   (152,528)   (1,574,881)  (183,453)   (1,896,564)
Shares converted from
  Class B to
  Class A.............     129,631      1,368,427   (129,619)   (1,368,427)         --            --         --            --
Dividends
  reinvested..........     269,517      2,787,807      2,534        26,326      20,398       211,049     11,486       118,886
Shares issued in
  connection with fund
  mergers.............  20,331,222    217,694,954    372,848     3,992,174   1,443,639    15,457,461    556,432     5,958,028
                        ----------   ------------   --------   -----------   ---------   -----------   --------   -----------
Net increase
  (decrease)..........  18,579,459   $199,575,047    231,566   $ 2,503,384   1,327,421   $14,259,668    469,854   $ 5,078,961
                        ==========   ============   ========   ===========   =========   ===========   ========   ===========

FOR THE YEAR ENDED JUL
                                 CLASS P
                        -------------------------
                          SHARES        AMOUNT
                        ----------   ------------
Shares sold...........   2,282,178   $ 23,831,781
Shares repurchased....  (2,987,763)   (31,309,217)
Shares converted from
  Class B to
  Class A.............          --             --
Dividends
  reinvested..........     419,966      4,362,330
Shares issued in
  connection with fund
  mergers.............          --             --
                        ----------   ------------
Net increase
  (decrease)..........    (285,619)  $ (3,115,106)
                        ==========   ============

-----------------

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.
(b) For the period February 5, 2001 (commencement of issuance) through July 31, 2001.
(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.
(d) For the period January 16, 2001 (commencement of issuance) through July 31, 2001.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2002

                                 CLASS A                     CLASS B                    CLASS C                  CLASS Y
                        -------------------------   -------------------------   -----------------------   ----------------------
                          SHARES        AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT       SHARES      AMOUNT
                        ----------   ------------   ----------   ------------   --------   ------------   --------   -----------
Shares sold...........     309,925   $  5,095,396       90,908   $  1,489,942    296,647   $  4,813,977    333,104   $ 5,481,427
Shares repurchased....  (2,741,258)   (45,089,494)    (825,554)   (13,553,207)  (733,766)   (12,022,470)  (155,507)   (2,550,879)
Shares converted from
  Class B to
  Class A.............     807,447     13,279,949     (811,996)   (13,279,949)        --             --         --            --
Dividends
  reinvested..........     136,180      2,227,887           --             --         --             --     19,922       325,929
                        ----------   ------------   ----------   ------------   --------   ------------   --------   -----------
Net increase
  (decrease)..........  (1,487,706)  $(24,486,262)  (1,546,642)  $(25,343,214)  (437,119)  $ (7,208,493)   197,519   $ 3,256,477
                        ==========   ============   ==========   ============   ========   ============   ========   ===========

                                 CLASS P
                        -------------------------
                          SHARES        AMOUNT
                        ----------   ------------
Shares sold...........   3,288,145   $ 54,189,282
Shares repurchased....  (2,079,617)   (34,064,318)
Shares converted from
  Class B to
  Class A.............          --             --
Dividends
  reinvested..........     167,966      2,746,241
                        ----------   ------------
Net increase
  (decrease)..........   1,376,494   $ 22,871,205
                        ==========   ============

FOR THE YEAR ENDED JULY 31, 2001
                               CLASS A(A)                  CLASS B(A)                  CLASS C(A)                 CLASS Y(B)
                        -------------------------   -------------------------   -------------------------   -----------------------
                          SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT
                        ----------   ------------   ----------   ------------   ----------   ------------   ---------   -----------
Shares sold...........   1,384,836   $ 24,105,738      337,784   $  5,844,433      870,996   $ 15,186,602     637,243   $11,042,897
Shares repurchased....  (3,832,651)   (66,568,959)  (1,059,019)   (18,343,142)  (1,179,001)   (20,499,163)   (392,614)   (6,740,374)
Shares converted from
  Class B to
  Class A.............     226,895      3,943,114     (227,002)    (3,943,114)          --             --          --            --
Dividends
  reinvested..........          --             --           --             --           --             --          --            --
Shares issued in
  connection with fund
  mergers.............  27,766,393    477,570,208    8,492,055    146,059,839    4,717,199     81,133,940   2,013,959    34,639,278
                        ----------   ------------   ----------   ------------   ----------   ------------   ---------   -----------
Net increase
  (decrease)..........  25,545,473   $439,050,101    7,543,818   $129,618,016    4,409,194   $ 75,821,379   2,258,588   $38,941,801
                        ==========   ============   ==========   ============   ==========   ============   =========   ===========

FOR THE YEAR ENDED JUL
                                 CLASS P
                        --------------------------
                          SHARES        AMOUNT
                        ----------   -------------
Shares sold...........   6,149,144   $ 106,623,290
Shares repurchased....  (7,007,219)   (120,924,670)
Shares converted from
  Class B to
  Class A.............          --              --
Dividends
  reinvested..........     196,958       3,302,990
Shares issued in
  connection with fund
  mergers.............          --              --
                        ----------   -------------
Net increase
  (decrease)..........    (661,117)  $ (10,998,390)
                        ==========   =============

-----------------

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.
(b) For the period January 19, 2001 (commencement of issuance) through July 31, 2001.

PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2002

                                 CLASS A                   CLASS B                  CLASS C                  CLASS Y
                        -------------------------   ----------------------   ----------------------   ----------------------
                          SHARES        AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
                        ----------   ------------   --------   -----------   --------   -----------   --------   -----------
Shares sold...........     211,937   $  3,143,063     78,687   $ 1,217,361     79,413   $ 1,222,275    177,846   $ 2,730,586
Shares repurchased....  (1,439,859)   (22,007,033)  (234,459)   (3,553,630)  (158,659)   (2,429,585)  (157,823)   (2,459,815)
Shares converted from
  Class B to
  Class A.............     264,074      4,129,313   (265,566)   (4,129,313)        --            --         --            --
Dividends
  reinvested..........          --             --         --            --         --            --         --            --
                        ----------   ------------   --------   -----------   --------   -----------   --------   -----------
Net increase
  (decrease)..........    (963,848)  $(14,734,657)  (421,338)  $(6,465,582)   (79,246)  $(1,207,310)    20,023   $   270,771
                        ==========   ============   ========   ===========   ========   ===========   ========   ===========

                                 CLASS P
                        -------------------------
                          SHARES        AMOUNT
                        ----------   ------------
Shares sold...........   3,747,250   $ 57,392,011
Shares repurchased....  (2,100,983)   (31,947,444)
Shares converted from
  Class B to
  Class A.............          --             --
Dividends
  reinvested..........          --             --
                        ----------   ------------
Net increase
  (decrease)..........   1,646,267   $ 25,444,567
                        ==========   ============

FOR THE YEAR ENDED JULY 31, 2001
                               CLASS A(A)                 CLASS B(A)                CLASS C(A)                 CLASS Y(B)
                        -------------------------   -----------------------   -----------------------   -------------------------
                          SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT        SHARES        AMOUNT
                        ----------   ------------   ---------   -----------   ---------   -----------   ----------   ------------
Shares sold...........     348,172   $  6,038,436     129,043   $ 2,249,763     117,131   $ 2,044,700    4,326,410   $ 70,913,351
Shares repurchased....  (1,664,894)   (28,291,301)   (274,558)   (4,648,691)   (173,586)   (2,959,448)  (4,324,749)   (70,618,521)
Shares converted from
  Class B to
  Class A.............     162,871      2,837,720    (162,942)   (2,837,720)         --            --           --             --
Dividends
  reinvested..........          --             --          --            --          --            --           --             --
Shares issued in
  connection with fund
  mergers.............  13,496,005    243,770,916   2,082,667    37,618,205   1,544,375    27,895,329    1,753,537     31,673,216
                        ----------   ------------   ---------   -----------   ---------   -----------   ----------   ------------
Net increase..........  12,342,154   $224,355,771   1,774,210   $32,381,557   1,487,920   $26,980,581    1,755,198   $ 31,968,046
                        ==========   ============   =========   ===========   =========   ===========   ==========   ============

FOR THE YEAR ENDED JUL
                                 CLASS P
                        -------------------------
                          SHARES        AMOUNT
                        ----------   ------------
Shares sold...........   7,560,758   $146,167,817
Shares repurchased....  (4,838,339)   (98,525,151)
Shares converted from
  Class B to
  Class A.............          --             --
Dividends
  reinvested..........   2,300,213     48,373,474
Shares issued in
  connection with fund
  mergers.............          --             --
                        ----------   ------------
Net increase..........   5,022,632   $ 96,016,140
                        ==========   ============

-----------------

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.
(b) For the period February 15, 2001 (commencement of issuance) through July 31, 2001.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2002

                                 CLASS A                   CLASS B                CLASS C                CLASS Y
                        -------------------------   ---------------------   --------------------   --------------------
                          SHARES        AMOUNT       SHARES      AMOUNT      SHARES     AMOUNT      SHARES     AMOUNT
                        ----------   ------------   --------   ----------   --------   ---------   --------   ---------
Shares sold...........   1,347,096   $ 23,076,172     74,303   $1,268,407     43,539   $ 741,253    29,586    $ 511,612
Shares repurchased....  (1,101,501)   (18,894,482)   (50,898)    (838,345)   (52,653)   (890,867)  (24,360)    (390,525)
Shares converted from
  Class B to
  Class A.............      52,814        901,360    (53,158)    (901,360)        --          --        --           --
Dividends
  reinvested..........       9,422        164,893        890       15,489      1,048      18,261       551        9,643
                        ----------   ------------   --------   ----------   --------   ---------   -------    ---------
Net increase
  (decrease)..........     307,831   $  5,247,943    (28,863)  $ (455,809)    (8,066)  $(131,353)    5,777    $ 130,730
                        ==========   ============   ========   ==========   ========   =========   =======    =========

                                 CLASS P
                        -------------------------
                          SHARES        AMOUNT
                        ----------   ------------
Shares sold...........   1,337,748   $ 22,685,093
Shares repurchased....  (2,357,520)   (40,177,741)
Shares converted from
  Class B to
  Class A.............          --             --
Dividends
  reinvested..........      68,480      1,199,083
                        ----------   ------------
Net increase
  (decrease)..........    (951,292)  $(16,293,565)
                        ==========   ============

FOR THE YEAR ENDED JULY 31, 2001
                              CLASS A(A)                CLASS B(B)               CLASS C(A)              CLASS Y(C)
                        -----------------------   ----------------------   ----------------------   ---------------------
                         SHARES       AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
                        ---------   -----------   --------   -----------   --------   -----------   --------   ----------
Shares sold...........    165,290   $ 2,678,481   130,655    $ 2,082,967    386,041   $ 6,124,752    17,327    $  278,022
Shares repurchased....   (300,539)   (4,857,587)  (82,115)    (1,306,976)  (413,125)   (6,592,085)  (18,164)     (292,199)
Shares converted from
  Class B to
  Class A.............     22,027       348,222   (22,058)      (348,222)        --            --        --            --
Dividends
  reinvested..........         --            --        --             --         --            --        --            --
Shares issued in
  connection with fund
  mergers.............  2,833,522    45,663,272   729,945     11,750,430    838,349    13,506,940   100,651     1,621,675
                        ---------   -----------   -------    -----------   --------   -----------   -------    ----------
Net increase
  (decrease)..........  2,720,300   $43,832,388   756,427    $12,178,199    811,265   $13,039,607    99,814    $1,607,498
                        =========   ===========   =======    ===========   ========   ===========   =======    ==========

FOR THE YEAR ENDED JUL
                                 CLASS P
                        -------------------------
                          SHARES        AMOUNT
                        ----------   ------------
Shares sold...........   3,261,474   $ 48,848,272
Shares repurchased....  (6,320,938)   (95,206,909)
Shares converted from
  Class B to
  Class A.............          --             --
Dividends
  reinvested..........     186,647      2,586,923
Shares issued in
  connection with fund
  mergers.............          --             --
                        ----------   ------------
Net increase
  (decrease)..........  (2,872,817)  $(43,771,714)
                        ==========   ============

-----------------

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.
(b) For the period November 28, 2000 (commencement of issuance) through July 31, 2001.
(c) For the period December 20, 2000 (commencement of issuance) through July 31, 2001.

PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2002

                                 CLASS A                   CLASS B                  CLASS C                    CLASS Y
                        -------------------------   ----------------------   ----------------------   -------------------------
                          SHARES        AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT        SHARES        AMOUNT
                        ----------   ------------   --------   -----------   --------   -----------   ----------   ------------
Shares sold...........     712,920   $  8,558,923     23,206   $   296,862    25,245    $   315,639    1,568,428   $ 20,582,937
Shares repurchased....  (1,340,062)   (16,570,285)  (152,845)   (1,902,770)  (93,093)    (1,165,046)  (1,564,486)   (21,052,437)
Shares converted from
  Class B to
  Class A.............     357,058      4,569,926   (359,229)   (4,569,926)       --             --           --             --
Dividends
  reinvested..........          --             --         --            --        --             --           --             --
                        ----------   ------------   --------   -----------   -------    -----------   ----------   ------------
Net increase
  (decrease)..........    (270,084)  $ (3,441,436)  (488,868)  $(6,175,834)  (67,848)   $  (849,407)       3,942   $   (469,500)
                        ==========   ============   ========   ===========   =======    ===========   ==========   ============

                                 CLASS P
                        -------------------------
                          SHARES        AMOUNT
                        ----------   ------------
Shares sold...........   1,885,883   $ 23,957,174
Shares repurchased....  (3,126,576)   (39,642,860)
Shares converted from
  Class B to
  Class A.............          --             --
Dividends
  reinvested..........          --             --
                        ----------   ------------
Net increase
  (decrease)..........  (1,240,693)  $(15,685,686)
                        ==========   ============

FOR THE YEAR ENDED JULY 31, 2001
                               CLASS A(A)                 CLASS B(A)                CLASS C(A)                CLASS Y(B)
                        -------------------------   -----------------------   -----------------------   ----------------------
                          SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT       SHARES      AMOUNT
                        ----------   ------------   ---------   -----------   ---------   -----------   --------   -----------
Shares sold...........   1,497,899   $ 19,517,544      77,721   $ 1,059,970     285,995   $ 3,833,064    362,935   $ 4,194,101
Shares repurchased....  (2,268,197)   (29,668,523)   (250,430)   (3,301,621)   (350,029)   (4,636,469)  (360,416)   (4,272,501)
Shares converted from
  Class B to
  Class A.............     185,879      2,428,129    (185,989)   (2,428,129)         --            --         --            --
Dividends
  reinvested..........          --             --          --            --          --            --         --            --
Shares issued in
  connection with fund
  mergers.............   7,125,090    106,375,288   1,580,529    23,596,201   1,067,737    15,940,610     25,993       388,074
                        ----------   ------------   ---------   -----------   ---------   -----------   --------   -----------
Net increase..........   6,540,671   $ 98,652,438   1,221,831   $18,926,421   1,003,703   $15,137,205     28,512   $   309,674
                        ==========   ============   =========   ===========   =========   ===========   ========   ===========

FOR THE YEAR ENDED JUL
                                 CLASS P
                        -------------------------
                          SHARES        AMOUNT
                        ----------   ------------
Shares sold...........   5,937,730   $ 92,392,731
Shares repurchased....  (4,070,362)   (69,837,086)
Shares converted from
  Class B to
  Class A.............          --             --
Dividends
  reinvested..........   5,449,528     87,137,949
Shares issued in
  connection with fund
  mergers.............          --             --
                        ----------   ------------
Net increase..........   7,316,896   $109,693,594
                        ==========   ============

-----------------

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.
(b) For the period February 12, 2001 (commencement of issuance) through July 31, 2001.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

PACE INTERNATIONAL EQUITY INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2002

                                 CLASS A                    CLASS B                  CLASS C                    CLASS Y
                        --------------------------   ----------------------   ----------------------   -------------------------
                          SHARES        AMOUNT        SHARES      AMOUNT       SHARES      AMOUNT        SHARES        AMOUNT
                        ----------   -------------   --------   -----------   --------   -----------   ----------   ------------
Shares sold...........   8,545,672   $  96,631,311     38,463   $   467,798    249,176   $ 2,805,722    4,466,053   $ 50,894,183
Shares repurchased....  (9,917,158)   (114,076,884)   (82,976)     (992,921)  (347,288)   (3,957,319)  (4,347,619)   (50,201,590)
Shares converted from
  Class B to
  Class A.............     117,343       1,342,550   (118,021)   (1,342,550)        --            --           --             --
Dividends
  reinvested..........      93,559       1,056,278         --            --      1,393        15,756       44,685        504,043
                        ----------   -------------   --------   -----------   --------   -----------   ----------   ------------
Net increase
  (decrease)..........  (1,160,584)  $ (15,046,745)  (162,534)  $(1,867,673)   (96,719)  $(1,135,841)     163,119   $  1,196,636
                        ==========   =============   ========   ===========   ========   ===========   ==========   ============

                                 CLASS P
                        -------------------------
                          SHARES        AMOUNT
                        ----------   ------------
Shares sold...........   3,798,900   $ 42,785,073
Shares repurchased....  (1,835,645)   (20,988,193)
Shares converted from
  Class B to
  Class A.............          --             --
Dividends
  reinvested..........     196,640      2,218,098
                        ----------   ------------
Net increase
  (decrease)..........   2,159,895   $ 24,014,978
                        ==========   ============

FOR THE YEAR ENDED JULY 31, 2001
                                CLASS A(A)                  CLASS B(A)                CLASS C(A)           CLASS Y(B)
                        ---------------------------   ----------------------   -------------------------   ----------
                          SHARES         AMOUNT        SHARES      AMOUNT        SHARES        AMOUNT        SHARES
                        -----------   -------------   --------   -----------   ----------   ------------   ----------
Shares sold...........   33,769,533   $ 451,377,133    158,579   $ 2,120,778    1,427,721   $ 19,020,255    3,999,661
Shares repurchased....  (35,633,796)   (478,683,025)  (147,877)   (1,986,617)  (1,564,474)   (20,890,977)  (1,945,401)
Shares converted from
  Class B to
  Class A.............       50,040         683,276    (50,068)     (683,276)          --             --           --
Dividends
  reinvested..........           --              --         --            --           --             --           --
Shares issued in
  connection with fund
  mergers.............   13,194,385     190,081,350    408,808     5,889,377    1,198,216     17,261,791    1,552,287
                        -----------   -------------   --------   -----------   ----------   ------------   ----------
Net increase..........   11,380,162   $ 163,458,734    369,442   $ 5,340,262    1,061,463   $ 15,391,069    3,606,547
                        ===========   =============   ========   ===========   ==========   ============   ==========

FOR THE YEAR ENDED JUL
                       CLASS Y(B)
                        ------------   -------------------------
                           AMOUNT        SHARES        AMOUNT
                        ------------   ----------   ------------
Shares sold...........  $ 53,360,200    5,478,152   $ 80,658,164
Shares repurchased....   (25,480,132)  (4,005,678)   (58,944,602)
Shares converted from
  Class B to
  Class A.............            --           --             --
Dividends
  reinvested..........            --    1,099,611     16,604,127
Shares issued in
  connection with fund
  mergers.............    22,362,461           --             --
                        ------------   ----------   ------------
Net increase..........  $ 50,242,529    2,572,085   $ 38,317,689
                        ============   ==========   ============

-----------------

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.
(b) For the period January 17, 2001 (commencement of issuance) through July 31, 2001.

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2002

                                 CLASS A                  CLASS B                 CLASS C                 CLASS Y
                        -------------------------   --------------------   ----------------------   -------------------
                          SHARES        AMOUNT       SHARES     AMOUNT      SHARES      AMOUNT       SHARES     AMOUNT
                        ----------   ------------   --------   ---------   --------   -----------   --------   --------
Shares sold...........   1,954,020   $ 14,289,228      9,207   $  72,980    492,870   $ 3,498,928     5,718    $ 41,553
Shares repurchased....  (2,078,140)   (14,841,600)  (110,722)   (854,574)  (532,733)   (3,844,284)   (4,125)    (33,088)
Shares converted from
  Class B to
  Class A.............      13,661        109,016    (13,747)   (109,016)        --            --        --          --
Dividends
  reinvested..........          --             --         --          --         --            --        --          --
                        ----------   ------------   --------   ---------   --------   -----------    ------    --------
Net increase
  (decrease)..........    (110,459)  $   (443,356)  (115,262)  $(890,610)   (39,863)  $  (345,356)    1,593    $  8,465
                        ==========   ============   ========   =========   ========   ===========    ======    ========

                                 CLASS P
                        -------------------------
                          SHARES        AMOUNT
                        ----------   ------------
Shares sold...........   1,110,147   $  8,582,458
Shares repurchased....  (1,324,084)   (10,538,922)
Shares converted from
  Class B to
  Class A.............          --             --
Dividends
  reinvested..........          --             --
                        ----------   ------------
Net increase
  (decrease)..........    (213,937)  $ (1,956,464)
                        ==========   ============

FOR THE YEAR ENDED JULY 31, 2001
                              CLASS A(A)                CLASS B(B)               CLASS C(C)             CLASS Y(D)
                        -----------------------   ----------------------   ----------------------   -------------------
                         SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT       SHARES     AMOUNT
                        ---------   -----------   ---------   ----------   --------   -----------   --------   --------
Shares sold...........    494,089   $ 4,408,777      12,009   $  111,660    545,186   $ 4,727,557    10,624    $ 95,819
Shares repurchased....   (583,797)   (5,199,743)    (95,918)    (836,962)  (576,159)   (5,023,988)   (7,726)    (68,395)
Shares converted from
  Class B to
  Class A.............      1,596        14,518      (1,597)     (14,518)        --            --        --          --
Dividends
  reinvested..........         --            --          --           --         --            --        --          --
Shares issued in
  connection with fund
  mergers.............  1,114,285    11,141,275   1,001,576   10,014,178    545,401     5,453,213    65,596     655,871
                        ---------   -----------   ---------   ----------   --------   -----------    ------    --------
Net increase..........  1,026,173   $10,364,827     916,070   $9,274,358    514,428   $ 5,156,782    68,494    $683,295
                        =========   ===========   =========   ==========   ========   ===========    ======    ========

FOR THE YEAR ENDED JUL
                                 CLASS P
                        -------------------------
                          SHARES        AMOUNT
                        ----------   ------------
Shares sold...........   3,497,445   $ 33,650,746
Shares repurchased....  (2,174,200)   (20,679,243)
Shares converted from
  Class B to
  Class A.............          --             --
Dividends
  reinvested..........          --             --
Shares issued in
  connection with fund
  mergers.............          --             --
                        ----------   ------------
Net increase..........   1,323,245   $ 12,971,503
                        ==========   ============

-----------------

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.
(b) For the period December 22, 2000 (commencement of issuance) through July 31, 2001.
(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.
(d) For the period February 9, 2001 (commencement of issuance) through July 31, 2001.

                 (This page has been left blank intentionally.)

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                    PACE
                                                          MONEY MARKET INVESTMENTS
                                          --------------------------------------------------------
                                            FOR THE
                                          SIX MONTHS
                                             ENDED
                                          JANUARY 31,         FOR THE YEARS ENDED JULY 31,
                                             2002      -------------------------------------------
                                          (UNAUDITED)   2001     2000     1999     1998     1997
                                          -----------  -------  -------  -------  -------  -------
Net asset value, beginning of period....    $  1.00    $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                            -------    -------  -------  -------  -------  -------
Net investment income...................       0.01       0.05     0.05     0.05     0.05     0.05
                                            -------    -------  -------  -------  -------  -------
Dividends from net investment income....      (0.01)     (0.05)   (0.05)   (0.05)   (0.05)   (0.05)
                                            -------    -------  -------  -------  -------  -------
Net asset value, end of period..........    $  1.00    $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                            =======    =======  =======  =======  =======  =======
Total investment return (1).............       1.30%      5.44%    5.53%    4.85%    5.32%    5.13%
                                            =======    =======  =======  =======  =======  =======
Ratios/Supplemental Data:
Net assets, end of period (000's).......    $88,678    $76,657  $65,521  $47,174  $25,493  $16,070
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................       0.50%*     0.50%    0.50%    0.50%    0.50%    0.50%
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................       1.24%*     1.00%    0.95%    1.07%    1.20%    1.89%
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements........................       2.53%*     5.26%    5.46%    4.70%    5.20%    5.04%
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements........................       1.79%*     4.76%    5.01%    4.13%    4.50%    3.65%

-----------------

*      Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if this fee was included. Total investment return for period less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                 PACE
                                            GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
                                          --------------------------------------------------
                                                       CLASS A                   CLASS B
                                          ---------------------------------  ---------------
                                              FOR THE                            FOR THE
                                            SIX MONTHS                         SIX MONTHS
                                               ENDED                              ENDED
                                            JANUARY 31,     FOR THE PERIOD     JANUARY 31,
                                               2002             ENDED             2002
                                            (UNAUDITED)    JULY 31, 2001(A)    (UNAUDITED)
                                          ---------------  ----------------  ---------------
Net asset value, beginning of period....     $  12.84          $  12.65          $ 12.83
                                             --------          --------          -------
Net investment income...................         0.33              0.39             0.28
Net realized and unrealized gains
  (losses) from investment activities,
  options and futures...................         0.04              0.18             0.04
                                             --------          --------          -------
Net increase from investment
  operations............................         0.37              0.57             0.32
                                             --------          --------          -------
Dividends from net investment income....        (0.33)            (0.38)           (0.28)
Distributions from net realized gains
  from investment activities............        (0.05)          --                 (0.05)
                                             --------          --------          -------
Total dividends and distributions.......        (0.38)            (0.38)           (0.33)
                                             --------          --------          -------
Net asset value, end of period..........     $  12.83          $  12.84          $ 12.82
                                             ========          ========          =======
Total investment return (1).............         2.89%             4.61%            2.40%
                                             ========          ========          =======
Ratios/Supplemental Data:
Net assets, end of period (000's).......     $213,604          $224,837          $13,623
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         0.97%*            0.98%++++*        1.74%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         1.12%*            1.14%++++*        1.84%*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements........................         5.04%*            6.09%*           4.25%*
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements........................         4.89%*            5.93%*           4.15%*
Portfolio turnover......................          181%              631%             181%

                                                                 PACE
                                            GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
                                          ---------------------------------------------------
                                              CLASS B                    CLASS C
                                          ----------------  ---------------------------------
                                                                FOR THE
                                                              SIX MONTHS
                                                                 ENDED
                                           FOR THE PERIOD     JANUARY 31,     FOR THE PERIOD
                                               ENDED             2002             ENDED
                                          JULY 31, 2001(B)    (UNAUDITED)    JULY 31, 2001(C)
                                          ----------------  ---------------  ----------------
Net asset value, beginning of period....      $ 12.47           $ 12.84          $ 12.33
                                              -------           -------          -------
Net investment income...................         0.47              0.30             0.49
Net realized and unrealized gains
  (losses) from investment activities,
  options and futures...................         0.37              0.04             0.51
                                              -------           -------          -------
Net increase from investment
  operations............................         0.84              0.34             1.00
                                              -------           -------          -------
Dividends from net investment income....        (0.48)            (0.30)           (0.49)
Distributions from net realized gains
  from investment activities............      --                  (0.05)         --
                                              -------           -------          -------
Total dividends and distributions.......        (0.48)            (0.35)           (0.49)
                                              -------           -------          -------
Net asset value, end of period..........      $ 12.83           $ 12.83          $ 12.84
                                              =======           =======          =======
Total investment return (1).............         6.96%             2.62%            8.26%
                                              =======           =======          =======
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $13,175           $58,087          $57,745
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         1.75%++++*        1.48%*           1.49%++++*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         1.90%++++*        1.68%*           1.70%++++*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements........................         5.31%*            4.51%*           5.59%*
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements........................         5.16%*            4.31%*           5.38%*
Portfolio turnover......................          631%              181%             631%

-----------------

*    Annualized.
++ Includes 0.03%, 0.02%, 0.01% and 0.72% of interest expense related to reverse repurchase agreements during the years ended July 31, 2001, July 31, 2000, July 31, 1999, and July 31, 1997, respectively.
++++ Includes 0.01% of interest expense related to reverse repurchase agreements during the period ended July 31, 2001.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.
(a)  For the period January 31, 2001 (reissuance of shares) through July 31,
     2001.
(b)  For the period December 18, 2000 (commencement of issuance) through
     July 31, 2001.
(c)  For the period December 4, 2000 (commencement of issuance) through
     July 31, 2001.
(d)  For the period February 2, 2001 (commencement of issuance) through
     July 31, 2001.

PAINEWEBBER PACE SELECT ADVISORS TRUST

                                                                 PACE
                                            GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
                                          --------------------------------------------------
                                                       CLASS Y                   CLASS P
                                          ---------------------------------  ---------------
                                              FOR THE                            FOR THE
                                            SIX MONTHS                         SIX MONTHS
                                               ENDED                              ENDED
                                            JANUARY 31,     FOR THE PERIOD     JANUARY 31,
                                               2002             ENDED             2002
                                            (UNAUDITED)    JULY 31, 2001(D)    (UNAUDITED)
                                          ---------------  ----------------  ---------------
Net asset value, beginning of period....      $ 12.84          $  12.65         $  12.84
                                              -------          --------         --------
Net investment income...................         0.35              0.39             0.35
Net realized and unrealized gains
  (losses) from investment activities,
  options and futures...................         0.04              0.20             0.04
                                              -------          --------         --------
Net increase from investment
  operations............................         0.39              0.59             0.39
                                              -------          --------         --------
Dividends from net investment income....        (0.35)            (0.40)           (0.35)
Distributions from net realized gains
  from investment activities............        (0.05)          --                 (0.05)
                                              -------          --------         --------
Total dividends and distributions.......        (0.40)            (0.40)           (0.40)
                                              -------          --------         --------
Net asset value, end of period..........      $ 12.83          $  12.84         $  12.83
                                              =======          ========         ========
Total investment return (1).............         3.06%             4.77%            3.06%
                                              =======          ========         ========
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $98,218          $133,649         $187,606
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         0.65%*            0.66%++++*        0.66%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         0.81%*            0.84%++++*        0.88%*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements........................         5.37%*            6.50%*           5.34%*
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements........................         5.21%*            6.32%*           5.12%*
Portfolio turnover......................          181%              631%             181%

                                                                PACE
                                           GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
                                          ------------------------------------------------
                                                              CLASS P
                                          ------------------------------------------------

                                                    FOR THE YEARS ENDED JULY 31,
                                          ------------------------------------------------
                                            2001      2000      1999      1998      1997
                                          --------  --------  --------  --------  --------
Net asset value, beginning of period....  $  12.09  $  12.10  $  12.59  $  12.61  $  12.07
                                          --------  --------  --------  --------  --------
Net investment income...................      0.84      0.73      0.68      0.72      0.64
Net realized and unrealized gains
  (losses) from investment activities,
  options and futures...................      0.82      0.01     (0.43)     0.18      0.58
                                          --------  --------  --------  --------  --------
Net increase from investment
  operations............................      1.66      0.74      0.25      0.90      1.22
                                          --------  --------  --------  --------  --------
Dividends from net investment income....     (0.91)    (0.75)    (0.71)    (0.72)    (0.63)
Distributions from net realized gains
  from investment activities............     --        --        (0.03)    (0.20)    (0.05)
                                          --------  --------  --------  --------  --------
Total dividends and distributions.......     (0.91)    (0.75)    (0.74)    (0.92)    (0.68)
                                          --------  --------  --------  --------  --------
Net asset value, end of period..........  $  12.84  $  12.09  $  12.10  $  12.59  $  12.61
                                          ========  ========  ========  ========  ========
Total investment return (1).............     14.21%     6.36%     2.02%     7.39%    10.42%
                                          ========  ========  ========  ========  ========
Ratios/Supplemental Data:
Net assets, end of period (000's).......  $195,546  $198,918  $191,719  $162,119  $101,606
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................      0.78%++     0.87%++     0.87%++     0.85%     1.57%++
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................      0.87%++     0.91%++     0.93%++     0.95%     1.70%++
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements........................      6.69%     6.12%     5.49%     5.90%     5.44%
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements........................      6.60%     6.08%     5.43%     5.80%     5.31%
Portfolio turnover......................       631%      585%      418%      353%      712%

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                 PACE
                                                INTERMEDIATE FIXED INCOME INVESTMENTS
                                          --------------------------------------------------
                                                       CLASS A                   CLASS B
                                          ---------------------------------  ---------------
                                              FOR THE                            FOR THE
                                            SIX MONTHS                         SIX MONTHS
                                               ENDED                              ENDED
                                            JANUARY 31,     FOR THE PERIOD     JANUARY 31,
                                               2002             ENDED             2002
                                            (UNAUDITED)    JULY 31, 2001(A)    (UNAUDITED)
                                          ---------------  ----------------  ---------------
Net asset value, beginning of period....     $  12.32          $  12.16          $ 12.33
                                             --------          --------          -------
Net investment income...................         0.36              0.35             0.31
Net realized and unrealized gains
  (losses) from investment activities...        (0.19)             0.16            (0.19)
                                             --------          --------          -------
Net increase from investment
  operations............................         0.17              0.51             0.12
                                             --------          --------          -------
Dividends from net investment income....        (0.36)            (0.35)           (0.31)
Distributions from net realized gains
  from investment activities............      --                --               --
                                             --------          --------          -------
Total dividends and distributions.......        (0.36)            (0.35)           (0.31)
                                             --------          --------          -------
Net asset value, end of period..........     $  12.13          $  12.32          $ 12.14
                                             ========          ========          =======
Total investment return (1).............         1.40%             4.24%            0.99%
                                             ========          ========          =======
Ratios/Supplemental Data:
Net assets, end of period (000's).......     $150,905          $157,341          $12,854
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         0.97%*            0.97%*           1.74%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         1.05%*            1.03%*           1.80%*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements........................         5.83%*            5.77%*           5.05%*
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements........................         5.75%*            5.71%*           4.99%*
Portfolio turnover......................           45%               82%              45%

                                                                 PACE
                                                 INTERMEDIATE FIXED INCOME INVESTMENTS
                                          ---------------------------------------------------
                                              CLASS B                    CLASS C
                                          ----------------  ---------------------------------
                                                                FOR THE
                                                              SIX MONTHS
                                                                 ENDED
                                           FOR THE PERIOD     JANUARY 31,     FOR THE PERIOD
                                               ENDED             2002             ENDED
                                          JULY 31, 2001(B)    (UNAUDITED)    JULY 31, 2001(C)
                                          ----------------  ---------------  ----------------
Net asset value, beginning of period....      $ 12.03           $ 12.33          $ 11.92
                                              -------           -------          -------
Net investment income...................         0.41              0.33             0.44
Net realized and unrealized gains
  (losses) from investment activities...         0.30             (0.19)            0.41
                                              -------           -------          -------
Net increase from investment
  operations............................         0.71              0.14             0.85
                                              -------           -------          -------
Dividends from net investment income....        (0.41)            (0.33)           (0.44)
Distributions from net realized gains
  from investment activities............      --                --               --
                                              -------           -------          -------
Total dividends and distributions.......        (0.41)            (0.33)           (0.44)
                                              -------           -------          -------
Net asset value, end of period..........      $ 12.33           $ 12.14          $ 12.33
                                              =======           =======          =======
Total investment return (1).............         6.04%             1.13%            7.20%
                                              =======           =======          =======
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $15,168           $18,454          $19,529
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         1.74%*            1.48%*           1.48%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         1.78%*            1.55%*           1.54%*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements........................         4.99%*            5.32%*           5.26%*
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements........................         4.95%*            5.25%*           5.20%*
Portfolio turnover......................           82%               45%              82%

-----------------

++   The Portfolio made a distribution of less than ($0.005) during the period.
*    Annualized.
#    Investment advisory functions for this portfolio were transferred from
     Pacific Income Advisors, Inc. to Metropolitan West Asset Management, LLC on
     October 10, 2000.
(1)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.
(a)  For the period January 31, 2001 (reissuance of shares) through July 31,
     2001.
(b)  For the period December 14, 2000 (commencement of issuance) through July
     31, 2001.
(c)  For the period December 1, 2000 (commencement of issuance) through July 31,
     2001.
(d)  For the period February 2, 2001 (commencement of issuance) through July 31,
     2001.

PAINEWEBBER PACE SELECT ADVISORS TRUST

                                                                 PACE
                                                INTERMEDIATE FIXED INCOME INVESTMENTS
                                          --------------------------------------------------
                                                       CLASS Y                   CLASS P
                                          ---------------------------------  ---------------
                                              FOR THE                            FOR THE
                                            SIX MONTHS                         SIX MONTHS
                                               ENDED                              ENDED
                                            JANUARY 31,     FOR THE PERIOD     JANUARY 31,
                                               2002             ENDED             2002
                                            (UNAUDITED)    JULY 31, 2001(D)    (UNAUDITED)
                                          ---------------  ----------------  ---------------
Net asset value, beginning of period....      $ 12.33           $12.16          $  12.33
                                              -------           ------          --------
Net investment income...................         0.38             0.36              0.38
Net realized and unrealized gains
  (losses) from investment activities...        (0.19)            0.17             (0.19)
                                              -------           ------          --------
Net increase from investment
  operations............................         0.19             0.53              0.19
                                              -------           ------          --------
Dividends from net investment income....        (0.38)           (0.36)            (0.38)
Distributions from net realized gains
  from investment activities............      --               --                --
                                              -------           ------          --------
Total dividends and distributions.......        (0.38)           (0.36)            (0.38)
                                              -------           ------          --------
Net asset value, end of period..........      $ 12.14           $12.33          $  12.14
                                              =======           ======          ========
Total investment return (1).............         1.54%            4.45%             1.54%
                                              =======           ======          ========
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $ 3,134           $3,613          $146,322
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         0.71%*           0.71%*            0.71%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         0.80%*           0.79%*            0.80%*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements........................         6.09%*           5.96%*            6.10%*
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements........................         6.00%*           5.88%*            6.01%*
Portfolio turnover......................           45%              82%               45%

                                                                PACE
                                               INTERMEDIATE FIXED INCOME INVESTMENTS
                                          ------------------------------------------------
                                                              CLASS P
                                          ------------------------------------------------

                                                    FOR THE YEARS ENDED JULY 31,
                                          ------------------------------------------------
                                           2001#      2000      1999      1998      1997
                                          --------  --------  --------  --------  --------
Net asset value, beginning of period....  $  11.82  $  11.98  $  12.35  $ 12.23   $ 11.95
                                          --------  --------  --------  -------   -------
Net investment income...................      0.74      0.70      0.63     0.67      0.66
Net realized and unrealized gains
  (losses) from investment activities...      0.56     (0.16)    (0.28)    0.09      0.28
                                          --------  --------  --------  -------   -------
Net increase from investment
  operations............................      1.30      0.54      0.35     0.76      0.94
                                          --------  --------  --------  -------   -------
Dividends from net investment income....     (0.79)    (0.70)    (0.64)   (0.64)    (0.66)
Distributions from net realized gains
  from investment activities............     --         0.00++    (0.08)   --       --
                                          --------  --------  --------  -------   -------
Total dividends and distributions.......     (0.79)    (0.70)    (0.72)   (0.64)    (0.66)
                                          --------  --------  --------  -------   -------
Net asset value, end of period..........  $  12.33  $  11.82  $  11.98  $ 12.35   $ 12.23
                                          ========  ========  ========  =======   =======
Total investment return (1).............     11.39%     4.74%     2.81%    6.41%     8.14%
                                          ========  ========  ========  =======   =======
Ratios/Supplemental Data:
Net assets, end of period (000's).......  $127,718  $134,102  $139,043  $99,690   $66,751
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................      0.75%     0.78%     0.80%    0.84%     0.85%
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................      0.77%     0.79%     0.80%    0.84%     0.99%
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements........................      6.07%     5.95%     5.26%    5.60%     5.70%
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements........................      6.05%     5.94%     5.26%    5.60%     5.56%
Portfolio turnover......................        82%       88%       89%     111%       67%

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                 PACE
                                                  STRATEGIC FIXED INCOME INVESTMENTS
                                          --------------------------------------------------
                                                       CLASS A                   CLASS B
                                          ---------------------------------  ---------------
                                              FOR THE                            FOR THE
                                            SIX MONTHS                         SIX MONTHS
                                               ENDED                              ENDED
                                            JANUARY 31,     FOR THE PERIOD     JANUARY 31,
                                               2002             ENDED             2002
                                            (UNAUDITED)    JULY 31, 2001(A)    (UNAUDITED)
                                          ---------------  ----------------  ---------------
Net asset value, beginning of period....      $ 12.91          $ 12.53           $ 12.91
                                              -------          -------           -------
Net investment income...................         0.30             0.47              0.25
Net realized and unrealized gains
  (losses) from investment activities,
  futures, swaps, options and foreign
  currency..............................         0.21             0.38              0.21
                                              -------          -------           -------
Net increase from investment
  operations............................         0.51             0.85              0.46
                                              -------          -------           -------
Dividends from net investment income....        (0.29)           (0.47)            (0.24)
Distributions from net realized gains
  from investment activities............      --               --                --
                                              -------          -------           -------
Total dividends and distributions.......        (0.29)           (0.47)            (0.24)
                                              -------          -------           -------
Net asset value, end of period..........      $ 13.13          $ 12.91           $ 13.13
                                              =======          =======           =======
Total investment return (1).............         4.02%            6.93%             3.61%
                                              =======          =======           =======
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $26,538          $29,899           $15,375
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         1.11%*           1.14%++++*        1.88%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         1.20%*           1.21%++++*        1.91%*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements........................         4.40%*           5.52%*            3.63%*
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements........................         4.31%*           5.45%*            3.60%*
Portfolio turnover......................          229%             519%              229%

                                                                 PACE
                                                  STRATEGIC FIXED INCOME INVESTMENTS
                                          ---------------------------------------------------
                                              CLASS B                    CLASS C
                                          ----------------  ---------------------------------
                                                                FOR THE
                                                              SIX MONTHS
                                                                 ENDED
                                           FOR THE PERIOD     JANUARY 31,     FOR THE PERIOD
                                               ENDED             2002             ENDED
                                          JULY 31, 2001(B)    (UNAUDITED)    JULY 31, 2001(C)
                                          ----------------  ---------------  ----------------
Net asset value, beginning of period....      $ 12.66           $ 12.91          $ 12.43
                                              -------           -------          -------
Net investment income...................         0.30              0.27             0.43
Net realized and unrealized gains
  (losses) from investment activities,
  futures, swaps, options and foreign
  currency..............................         0.25              0.21             0.48
                                              -------           -------          -------
Net increase from investment
  operations............................         0.55              0.48             0.91
                                              -------           -------          -------
Dividends from net investment income....        (0.30)            (0.26)           (0.43)
Distributions from net realized gains
  from investment activities............      --                --               --
                                              -------           -------          -------
Total dividends and distributions.......        (0.30)            (0.26)           (0.43)
                                              -------           -------          -------
Net asset value, end of period..........      $ 12.91           $ 13.13          $ 12.91
                                              =======           =======          =======
Total investment return (1).............         4.38%             3.75%            7.43%
                                              =======           =======          =======
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $17,078           $13,588          $16,743
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         1.91%++++*        1.62%*           1.65%++++*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         1.96%++++*        1.67%*           1.71%++++*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements........................         4.73%*            3.89%*           5.00%*
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements........................         4.68%*            3.84%*           4.94%*
Portfolio turnover......................          519%              229%             519%

-----------------

*                       Annualized.
++                      Includes 0.06% and 0.03% of interest expense related to
                        reverse repurchase agreements during the years ended July
                        31, 2001 and July 31, 1999, respectively.
++++                    Includes 0.03% of interest expense related to reverse
                        repurchase agreements during the period ended July 31, 2001.
(1)                     Total investment return is calculated assuming a $10,000
                        investment on the first day of each period reported,
                        reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset
                        value on the last day of each period reported. The figures do not include any applicable sales charges or program fees;
                        results would be lower if they were included. Total
                        investment return for periods of less than one year has not been annualized.
(a)                     For the period December 11, 2000 (commencement of issuance)
                        through July 31, 2001.
(b)                     For the period January 30, 2001 (reissuance of shares)
                        through July 31, 2001.
(c)                     For the period December 1, 2000 (commencement of issuance)
                        through July 31, 2001.
(d)                     For the period February 2, 2001 (commencement of issuance)
                        through July 31, 2001.

PAINEWEBBER PACE SELECT ADVISORS TRUST

                                                                 PACE
                                                  STRATEGIC FIXED INCOME INVESTMENTS
                                          --------------------------------------------------
                                                       CLASS Y                   CLASS P
                                          ---------------------------------  ---------------
                                              FOR THE                            FOR THE
                                            SIX MONTHS                         SIX MONTHS
                                               ENDED                              ENDED
                                            JANUARY 31,     FOR THE PERIOD     JANUARY 31,
                                               2002             ENDED             2002
                                            (UNAUDITED)    JULY 31, 2001(D)    (UNAUDITED)
                                          ---------------  ----------------  ---------------
Net asset value, beginning of period....      $ 12.91           $12.77          $  12.91
                                              -------           ------          --------
Net investment income...................         0.31             0.36              0.31
Net realized and unrealized gains
  (losses) from investment activities,
  futures, swaps, options and foreign
  currency..............................         0.22             0.14              0.22
                                              -------           ------          --------
Net increase from investment
  operations............................         0.53             0.50              0.53
                                              -------           ------          --------
Dividends from net investment income....        (0.31)           (0.36)            (0.31)
Distributions from net realized gains
  from investment activities............      --               --                --
                                              -------           ------          --------
Total dividends and distributions.......        (0.31)           (0.36)            (0.31)
                                              -------           ------          --------
Net asset value, end of period..........      $ 13.13           $12.91          $  13.13
                                              =======           ======          ========
Total investment return (1).............         4.16%            3.98%             4.16%
                                              =======           ======          ========
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $   416           $  613          $226,040
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         0.85%*           0.88%++++*        0.85%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         0.91%*           0.97%++++*        0.93%*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements........................         4.64%*           5.74%*            4.66%*
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements........................         4.58%*           5.65%*            4.58%*
Portfolio turnover......................          229%             519%              229%

                                                                PACE
                                                 STRATEGIC FIXED INCOME INVESTMENTS
                                          ------------------------------------------------
                                                              CLASS P
                                          ------------------------------------------------

                                                    FOR THE YEARS ENDED JULY 31,
                                          ------------------------------------------------
                                            2001      2000      1999      1998      1997
                                          --------  --------  --------  --------  --------
Net asset value, beginning of period....  $  12.21  $  12.33  $  13.32  $  13.04  $ 12.44
                                          --------  --------  --------  --------  -------
Net investment income...................      0.73      0.73      0.69      0.69     0.67
Net realized and unrealized gains
  (losses) from investment activities,
  futures, swaps, options and foreign
  currency..............................      0.78     (0.13)    (0.64)     0.40     0.70
                                          --------  --------  --------  --------  -------
Net increase from investment
  operations............................      1.51      0.60      0.05      1.09     1.37
                                          --------  --------  --------  --------  -------
Dividends from net investment income....     (0.81)    (0.72)    (0.70)    (0.69)   (0.67)
Distributions from net realized gains
  from investment activities............     --        --        (0.34)    (0.12)   (0.10)
                                          --------  --------  --------  --------  -------
Total dividends and distributions.......     (0.81)    (0.72)    (1.04)    (0.81)   (0.77)
                                          --------  --------  --------  --------  -------
Net asset value, end of period..........  $  12.91  $  12.21  $  12.33  $  13.32  $ 13.04
                                          ========  ========  ========  ========  =======
Total investment return (1).............     12.74%     5.08%     0.21%     8.66%   11.35%
                                          ========  ========  ========  ========  =======
Ratios/Supplemental Data:
Net assets, end of period (000's).......  $210,444  $234,748  $222,214  $126,880  $75,174
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................      0.91%++     0.85%     0.88%++     0.85%    0.85%
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................      0.93%++     0.89%     0.92%++     0.94%    1.10%
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements........................      6.09%     6.04%     5.51%     5.49%    5.69%
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements........................      6.07%     6.00%     5.47%     5.40%    5.44%
Portfolio turnover......................       519%      391%      202%      234%     357%

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                 PACE
                                                  MUNICIPAL FIXED INCOME INVESTMENTS
                                          --------------------------------------------------
                                                       CLASS A                   CLASS B
                                          ---------------------------------  ---------------
                                              FOR THE                            FOR THE
                                            SIX MONTHS                         SIX MONTHS
                                               ENDED                              ENDED
                                            JANUARY 31,     FOR THE PERIOD     JANUARY 31,
                                               2002             ENDED             2002
                                            (UNAUDITED)    JULY 31, 2001(A)    (UNAUDITED)
                                          ---------------  ----------------  ---------------
Net asset value, beginning of period....     $  12.52          $  12.43          $ 12.52
                                             --------          --------          -------
Net investment income...................         0.26              0.26             0.21
Net realized and unrealized gains
  (losses) from investment activities...        (0.01)             0.09            (0.01)
                                             --------          --------          -------
Net increase from investment
  operations............................         0.25              0.35             0.20
                                             --------          --------          -------
Dividends from net investment income....        (0.26)            (0.26)           (0.21)
Distributions from net realized gains
  from investment activities............      --                --               --
                                             --------          --------          -------
Total dividends and distributions.......        (0.26)            (0.26)           (0.21)
                                             --------          --------          -------
Net asset value, end of period..........     $  12.51          $  12.52          $ 12.51
                                             ========          ========          =======
Total investment return (1).............         1.98%             2.86%            1.58%
                                             ========          ========          =======
Ratios/Supplemental Data:
Net assets, end of period (000's).......     $170,948          $178,299          $10,267
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         0.88%*            0.88%*           1.63%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         1.04%*            1.01%*           1.80%*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements........................         4.02%*            4.16%*           3.26%*
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements........................         3.86%*            4.03%*           3.09%*
Portfolio turnover......................            4%               68%               4%

                                                                 PACE
                                                  MUNICIPAL FIXED INCOME INVESTMENTS
                                          ---------------------------------------------------
                                              CLASS B                    CLASS C
                                          ----------------  ---------------------------------
                                                                FOR THE
                                                              SIX MONTHS
                                                                 ENDED
                                           FOR THE PERIOD     JANUARY 31,     FOR THE PERIOD
                                               ENDED             2002             ENDED
                                          JULY 31, 2001(C)    (UNAUDITED)    JULY 31, 2001(B)
                                          ----------------  ---------------  ----------------
Net asset value, beginning of period....      $ 12.42           $ 12.52          $ 12.19
                                              -------           -------          -------
Net investment income...................         0.19              0.22             0.31
Net realized and unrealized gains
  (losses) from investment activities...         0.10             (0.01)            0.33
                                              -------           -------          -------
Net increase from investment
  operations............................         0.29              0.21             0.64
                                              -------           -------          -------
Dividends from net investment income....        (0.19)            (0.22)           (0.31)
Distributions from net realized gains
  from investment activities............      --                --               --
                                              -------           -------          -------
Total dividends and distributions.......        (0.19)            (0.22)           (0.31)
                                              -------           -------          -------
Net asset value, end of period..........      $ 12.52           $ 12.51          $ 12.52
                                              =======           =======          =======
Total investment return (1).............         2.32%             1.72%            5.33%
                                              =======           =======          =======
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $14,518           $31,678          $32,075
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         1.63%*            1.40%*           1.40%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         1.76%*            1.55%*           1.53%*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements........................         3.41%*            3.50%*           3.65%*
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements........................         3.28%*            3.35%*           3.52%*
Portfolio turnover......................           68%                4%              68%

-----------------

*    Annualized.
# Investment advisory functions for this portfolio were transferred from Deutsche Asset Management, Inc. to Standish Mellon Asset Management Company
     LLC's predecessor on June 1, 2000.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.
(a)  For the period January 23, 2001 (commencement of issuance) through July 31,
     2001.
(b)  For the period December 4, 2000 (commencement of issuance) through July 31,
     2001.
(c)  For the period February 23, 2001 (commencement of issuance) through July
     31, 2001.

PAINEWEBBER PACE SELECT ADVISORS TRUST

                                                                 PACE
                                                  MUNICIPAL FIXED INCOME INVESTMENTS
                                          --------------------------------------------------
                                                       CLASS Y                   CLASS P
                                          ---------------------------------  ---------------
                                              FOR THE                            FOR THE
                                            SIX MONTHS                         SIX MONTHS
                                               ENDED                              ENDED
                                            JANUARY 31,     FOR THE PERIOD     JANUARY 31,
                                               2002             ENDED             2002
                                            (UNAUDITED)    JULY 31, 2001(C)    (UNAUDITED)
                                          ---------------  ----------------  ---------------
Net asset value, beginning of period....      $ 12.52           $12.42           $ 12.52
                                              -------           ------           -------
Net investment income...................         0.27             0.24              0.27
Net realized and unrealized gains
  (losses) from investment activities...        (0.01)            0.10             (0.01)
                                              -------           ------           -------
Net increase from investment
  operations............................         0.26             0.34              0.26
                                              -------           ------           -------
Dividends from net investment income....        (0.27)           (0.24)            (0.27)
Distributions from net realized gains
  from investment activities............      --               --                --
                                              -------           ------           -------
Total dividends and distributions.......        (0.27)           (0.24)            (0.27)
                                              -------           ------           -------
Net asset value, end of period..........      $ 12.51           $12.52           $ 12.51
                                              =======           ======           =======
Total investment return (1).............         2.11%            2.72%             2.10%
                                              =======           ======           =======
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $   392           $  399           $53,407
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         0.64%*           0.64%*            0.64%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         0.83%*           0.83%*            0.82%*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements........................         4.26%*           4.40%*            4.26%*
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements........................         4.07%*           4.21%*            4.08%*
Portfolio turnover......................            4%              68%                4%

                                                                PACE
                                                 MUNICIPAL FIXED INCOME INVESTMENTS
                                          ------------------------------------------------
                                                              CLASS P
                                          ------------------------------------------------

                                                    FOR THE YEARS ENDED JULY 31,
                                          ------------------------------------------------
                                            2001     2000#      1999      1998      1997
                                          --------  --------  --------  --------  --------
Net asset value, beginning of period....  $ 12.15   $ 12.44   $ 12.70   $ 12.67   $ 12.32
                                          -------   -------   -------   -------   -------
Net investment income...................     0.55      0.57      0.56      0.58      0.61
Net realized and unrealized gains
  (losses) from investment activities...     0.42     (0.29)    (0.26)     0.02      0.38
                                          -------   -------   -------   -------   -------
Net increase from investment
  operations............................     0.97      0.28      0.30      0.60      0.99
                                          -------   -------   -------   -------   -------
Dividends from net investment income....    (0.60)    (0.57)    (0.56)    (0.57)    (0.61)
Distributions from net realized gains
  from investment activities............    --        --        --        --        (0.03)
                                          -------   -------   -------   -------   -------
Total dividends and distributions.......    (0.60)    (0.57)    (0.56)    (0.57)    (0.64)
                                          -------   -------   -------   -------   -------
Net asset value, end of period..........  $ 12.52   $ 12.15   $ 12.44   $ 12.70   $ 12.67
                                          =======   =======   =======   =======   =======
Total investment return (1).............     8.20%     2.37%     2.34%     4.87%     8.30%
                                          =======   =======   =======   =======   =======
Ratios/Supplemental Data:
Net assets, end of period (000's).......  $49,110   $53,594   $56,659   $51,638   $34,292
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................     0.76%     0.85%     0.85%     0.85%     0.85%
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................     0.82%     0.89%     0.89%     0.93%     1.40%
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements........................     4.44%     4.68%     4.42%     4.67%     5.08%
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements........................     4.38%     4.64%     4.38%     4.59%     4.53%
Portfolio turnover......................       68%       33%       11%       34%       15%

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                          PACE
                                                            GLOBAL FIXED INCOME INVESTMENTS
                                          --------------------------------------------------------------------
                                                       CLASS A                            CLASS B
                                          ---------------------------------  ---------------------------------
                                              FOR THE                            FOR THE
                                            SIX MONTHS                         SIX MONTHS
                                               ENDED                              ENDED
                                            JANUARY 31,     FOR THE PERIOD     JANUARY 31,     FOR THE PERIOD
                                               2002             ENDED             2002             ENDED
                                            (UNAUDITED)    JULY 31, 2001(A)    (UNAUDITED)    JULY 31, 2001(B)
                                          ---------------  ----------------  ---------------  ----------------
Net asset value, beginning of period....     $  10.27          $  10.45          $10.28            $10.81
                                             --------          --------          ------            ------
Net investment income...................         0.20@             0.30            0.16@             0.18
Net realized and unrealized gains
  (losses) from investment activities,
  futures and foreign currency..........        (0.25)@           (0.18)          (0.25)@           (0.54)
                                             --------          --------          ------            ------
Net increase (decrease) from investment
  operations............................        (0.05)             0.12           (0.09)            (0.36)
                                             --------          --------          ------            ------
Dividends from net investment income....        (0.20)            (0.30)          (0.16)            (0.17)
Distributions from net realized gains
  from investment activities............      --                --               --               --
Dividends from paid in capital..........      --                --               --               --
                                             --------          --------          ------            ------
Total dividends and distributions.......        (0.20)            (0.30)          (0.16)            (0.17)
                                             --------          --------          ------            ------
Net asset value, end of period..........     $  10.02          $  10.27          $10.03            $10.28
                                             ========          ========          ======            ======
Total investment return (1).............        (0.56)%            1.09%          (0.96)%           (3.34)%
                                             ========          ========          ======            ======
Ratios/Supplemental Data:
Net assets, end of period (000's).......     $172,971          $190,838          $1,671            $2,381
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         1.21%*            1.21%*          1.98%*            1.98%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         1.40%*            1.41%*          2.22%*            2.55%*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements........................         3.79%*            4.42%*          3.03%*            3.61%*
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements........................         3.60%*            4.22%*          2.79%*            3.04%*
Portfolio turnover......................          180%              270%            180%              270%

                                                        PACE
                                           GLOBAL FIXED INCOME INVESTMENTS
                                          ---------------------------------
                                                       CLASS C
                                          ---------------------------------
                                              FOR THE
                                            SIX MONTHS
                                               ENDED
                                            JANUARY 31,     FOR THE PERIOD
                                               2002             ENDED
                                            (UNAUDITED)    JULY 31, 2001(C)
                                          ---------------  ----------------
Net asset value, beginning of period....      $ 10.27          $ 10.38
                                              -------          -------
Net investment income...................         0.17@            0.26
Net realized and unrealized gains
  (losses) from investment activities,
  futures and foreign currency..........        (0.25)@          (0.11)
                                              -------          -------
Net increase (decrease) from investment
  operations............................        (0.08)            0.15
                                              -------          -------
Dividends from net investment income....        (0.17)           (0.26)
Distributions from net realized gains
  from investment activities............      --               --
Dividends from paid in capital..........      --               --
                                              -------          -------
Total dividends and distributions.......        (0.17)           (0.26)
                                              -------          -------
Net asset value, end of period..........      $ 10.02          $ 10.27
                                              =======          =======
Total investment return (1).............        (0.82)%           1.45%
                                              =======          =======
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $12,638          $13,632
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         1.72%*           1.72%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         1.87%*           1.90%*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements........................         3.28%*           3.91%*
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements........................         3.13%*           3.73%*
Portfolio turnover......................          180%             270%

-----------------

*    Annualized.
#    A portion of the investment advisory function for this portfolio was transferred from Rogge Global Partners plc to Fischer Francis Trees &
     Watts, Inc. (and its affiliates) on October 10, 2000.
@    Calculated using the average monthly shares outstanding for the period.
(1)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.
(a)  For the period December 11, 2000 (commencement of issuance) through July
     31, 2001.
(b)  For the period February 9, 2001 (reissuance of shares) through July 31,
     2001.
(c)  For the period December 1, 2000 (commencement of issuance) through July 31,
     2001.
(d)  For the period January 16, 2001 (commencement of issuance) through July 31,
     2001.

PAINEWEBBER PACE SELECT ADVISORS TRUST

                                                                 PACE
                                                   GLOBAL FIXED INCOME INVESTMENTS
                                          --------------------------------------------------
                                                       CLASS Y                   CLASS P
                                          ---------------------------------  ---------------
                                              FOR THE                            FOR THE
                                            SIX MONTHS                         SIX MONTHS
                                               ENDED                              ENDED
                                            JANUARY 31,     FOR THE PERIOD     JANUARY 31,
                                               2002             ENDED             2002
                                            (UNAUDITED)    JULY 31, 2001(D)    (UNAUDITED)
                                          ---------------  ----------------  ---------------
Net asset value, beginning of period....      $ 10.27           $10.73           $ 10.27
                                              -------           ------           -------
Net investment income...................         0.21@            0.27              0.21@
Net realized and unrealized gains
  (losses) from investment activities,
  futures and foreign currency..........        (0.25)@          (0.46)            (0.25)@
                                              -------           ------           -------
Net increase (decrease) from investment
  operations............................        (0.04)           (0.19)            (0.04)
                                              -------           ------           -------
Dividends from net investment income....        (0.21)           (0.27)            (0.21)
Distributions from net realized gains
  from investment activities............      --               --                --
Dividends from paid in capital..........      --               --                --
                                              -------           ------           -------
Total dividends and distributions.......        (0.21)           (0.27)            (0.21)
                                              -------           ------           -------
Net asset value, end of period..........      $ 10.02           $10.27           $ 10.02
                                              =======           ======           =======
Total investment return (1).............        (0.43)%          (1.76)%           (0.43)%
                                              =======           ======           =======
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $ 5,196           $4,825           $96,543
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         0.95%*           0.95%*            0.95%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         1.07%*           1.08%*            1.22%*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements........................         4.05%*           4.69%*            4.06%*
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements........................         3.93%*           4.56%*            3.79%*
Portfolio turnover......................          180%             270%              180%

                                                                PACE
                                                  GLOBAL FIXED INCOME INVESTMENTS
                                          ------------------------------------------------
                                                              CLASS P
                                          ------------------------------------------------

                                                    FOR THE YEARS ENDED JULY 31,
                                          ------------------------------------------------
                                           2001#      2000      1999      1998      1997
                                          --------  --------  --------  --------  --------
Net asset value, beginning of period....  $ 10.68   $  11.82  $  12.25  $ 12.17   $ 12.33
                                          -------   --------  --------  -------   -------
Net investment income...................     0.43       0.53      0.65     0.62      0.64
Net realized and unrealized gains
  (losses) from investment activities,
  futures and foreign currency..........    (0.35)     (1.10)     0.20    (0.03)    (0.21)
                                          -------   --------  --------  -------   -------
Net increase (decrease) from investment
  operations............................     0.08      (0.57)     0.85     0.59      0.43
                                          -------   --------  --------  -------   -------
Dividends from net investment income....    (0.49)     (0.42)    (0.81)   (0.40)    (0.51)
Distributions from net realized gains
  from investment activities............    --         (0.09)    (0.47)   (0.11)    (0.08)
Dividends from paid in capital..........    --         (0.06)    --       --        --
                                          -------   --------  --------  -------   -------
Total dividends and distributions.......    (0.49)     (0.57)    (1.28)   (0.51)    (0.59)
                                          -------   --------  --------  -------   -------
Net asset value, end of period..........  $ 10.27   $  10.68  $  11.82  $ 12.25   $ 12.17
                                          =======   ========  ========  =======   =======
Total investment return (1).............     0.71%     (4.97)%     6.49%    4.88%    3.54%
                                          =======   ========  ========  =======   =======
Ratios/Supplemental Data:
Net assets, end of period (000's).......  $94,085   $100,831  $101,143  $88,838   $60,729
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................     0.95%      0.95%     0.95%    0.95%     0.95%
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................     1.17%      1.18%     1.17%    1.23%     1.29%
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements........................     4.23%      4.50%     4.57%    5.10%     5.36%
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements........................     4.01%      4.27%     4.35%    4.82%     5.02%
Portfolio turnover......................      270%       170%      226%     125%      270%

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                 PACE
                                                LARGE COMPANY VALUE EQUITY INVESTMENTS
                                          --------------------------------------------------
                                                       CLASS A                   CLASS B
                                          ---------------------------------  ---------------
                                              FOR THE                            FOR THE
                                            SIX MONTHS                         SIX MONTHS
                                               ENDED                              ENDED
                                            JANUARY 31,     FOR THE PERIOD     JANUARY 31,
                                               2002             ENDED             2002
                                            (UNAUDITED)    JULY 31, 2001(A)    (UNAUDITED)
                                          ---------------  ----------------  ---------------
Net asset value, beginning of period....     $  17.52          $  16.76          $ 17.46
                                             --------          --------          -------
Net investment income (loss)............         0.07              0.04            (0.01)
Net realized and unrealized gains
  (losses) from investment activities
  and futures...........................        (0.82)             0.72            (0.80)
                                             --------          --------          -------
Net increase (decrease) from investment
  operations............................        (0.75)             0.76            (0.81)
                                             --------          --------          -------
Dividends from net investment income....        (0.10)          --               --
Distributions from net realized gains
  from investment activities............      --                --               --
                                             --------          --------          -------
Total dividends and distributions.......        (0.10)          --               --
                                             --------          --------          -------
Net asset value, end of period..........     $  16.67          $  17.52          $ 16.65
                                             ========          ========          =======
Total investment return (1).............        (4.28)%            4.53%           (4.64)%
                                             ========          ========          =======
Ratios/Supplemental Data:
Net assets, end of period (000's).......     $401,062          $447,486          $99,844
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         1.14%*            1.13%*           1.92%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         1.24%*            1.25%*           2.02%*
Net investment income (loss) to average
  net assets, net of fee waivers and
  expense reimbursements................         0.77%*            0.54%*          (0.01)%*
Net investment income (loss) to average
  net assets, before fee waivers and
  expense reimbursements................         0.67%*            0.42%*          (0.11)%*
Portfolio turnover......................           41%              148%              41%

                                                                 PACE
                                                LARGE COMPANY VALUE EQUITY INVESTMENTS
                                          ---------------------------------------------------
                                              CLASS B                    CLASS C
                                          ----------------  ---------------------------------
                                                                FOR THE
                                                              SIX MONTHS
                                                                 ENDED
                                           FOR THE PERIOD     JANUARY 31,     FOR THE PERIOD
                                               ENDED             2002             ENDED
                                          JULY 31, 2001(A)    (UNAUDITED)    JULY 31, 2001(A)
                                          ----------------  ---------------  ----------------
Net asset value, beginning of period....      $  16.76          $ 17.46          $ 16.76
                                              --------          -------          -------
Net investment income (loss)............         (0.02)           (0.00)+          (0.02)
Net realized and unrealized gains
  (losses) from investment activities
  and futures...........................          0.72            (0.81)            0.72
                                              --------          -------          -------
Net increase (decrease) from investment
  operations............................          0.70            (0.81)            0.70
                                              --------          -------          -------
Dividends from net investment income....       --               --               --
Distributions from net realized gains
  from investment activities............       --               --               --
                                              --------          -------          -------
Total dividends and distributions.......       --               --               --
                                              --------          -------          -------
Net asset value, end of period..........      $  17.46          $ 16.65          $ 17.46
                                              ========          =======          =======
Total investment return (1).............          4.18%           (4.64)%           4.18%
                                              ========          =======          =======
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $131,700          $66,136          $76,977
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................          1.90%*           1.91%*           1.89%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................          2.04%*           2.02%*           2.04%*
Net investment income (loss) to average
  net assets, net of fee waivers and
  expense reimbursements................         (0.22)%*         (0.00)%*         (0.21)%*
Net investment income (loss) to average
  net assets, before fee waivers and
  expense reimbursements................         (0.38)%*         (0.11)%*         (0.38)%*
Portfolio turnover......................           148%              41%             148%

-----------------

+    Amount is less than $0.005 per share.
*    Annualized.
#    Investment advisory functions for this portfolio were transferred from
     Brinson Partners, Inc. to Institutional Capital Corp. and Westwood
     Management Corp. on July 1, 2000. SSgA Funds Management, Inc. assumed investment advisory functions with respect to a portion of the portfolio on
     October 10, 2000.
(1)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.
(a)  For the period November 27, 2000 (commencement of issuance) through July
     31, 2001.
(b)  For the period January 19, 2001 (commencement of issuance) through July 31,
     2001.

PAINEWEBBER PACE SELECT ADVISORS TRUST

                                                                 PACE
                                                LARGE COMPANY VALUE EQUITY INVESTMENTS
                                          --------------------------------------------------
                                                       CLASS Y                   CLASS P
                                          ---------------------------------  ---------------
                                              FOR THE                            FOR THE
                                            SIX MONTHS                         SIX MONTHS
                                               ENDED                              ENDED
                                            JANUARY 31,     FOR THE PERIOD     JANUARY 31,
                                               2002             ENDED             2002
                                            (UNAUDITED)    JULY 31, 2001(B)    (UNAUDITED)
                                          ---------------  ----------------  ---------------
Net asset value, beginning of period....      $ 17.54          $ 17.15          $  17.54
                                              -------          -------          --------
Net investment income (loss)............         0.08             0.06              0.08
Net realized and unrealized gains
  (losses) from investment activities
  and futures...........................        (0.81)            0.33             (0.81)
                                              -------          -------          --------
Net increase (decrease) from investment
  operations............................        (0.73)            0.39             (0.73)
                                              -------          -------          --------
Dividends from net investment income....        (0.14)         --                  (0.14)
Distributions from net realized gains
  from investment activities............      --               --                --
                                              -------          -------          --------
Total dividends and distributions.......        (0.14)         --                  (0.14)
                                              -------          -------          --------
Net asset value, end of period..........      $ 16.67          $ 17.54          $  16.67
                                              =======          =======          ========
Total investment return (1).............        (4.16)%           2.27%            (4.16)%
                                              =======          =======          ========
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $40,954          $39,612          $353,834
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         0.85%*           0.85%*            0.86%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         0.92%*           0.93%*            0.98%*
Net investment income (loss) to average
  net assets, net of fee waivers and
  expense reimbursements................         1.05%*           0.80%*            1.05%*
Net investment income (loss) to average
  net assets, before fee waivers and
  expense reimbursements................         0.98%*           0.72%*            0.93%*
Portfolio turnover......................           41%             148%               41%

                                                                PACE
                                               LARGE COMPANY VALUE EQUITY INVESTMENTS
                                          ------------------------------------------------
                                                              CLASS P
                                          ------------------------------------------------

                                                    FOR THE YEARS ENDED JULY 31,
                                          ------------------------------------------------
                                           2001#     2000#      1999      1998      1997
                                          --------  --------  --------  --------  --------
Net asset value, beginning of period....  $  16.35  $  21.14  $  20.27  $  20.03  $  14.07
                                          --------  --------  --------  --------  --------
Net investment income (loss)............      0.17      0.15      0.13      0.14      0.11
Net realized and unrealized gains
  (losses) from investment activities
  and futures...........................      1.18     (3.17)     2.34      1.63      6.61
                                          --------  --------  --------  --------  --------
Net increase (decrease) from investment
  operations............................      1.35     (3.02)     2.47      1.77      6.72
                                          --------  --------  --------  --------  --------
Dividends from net investment income....     (0.16)    (0.14)    (0.14)    (0.14)    (0.11)
Distributions from net realized gains
  from investment activities............     --        (1.63)    (1.46)    (1.39)    (0.65)
                                          --------  --------  --------  --------  --------
Total dividends and distributions.......     (0.16)    (1.77)    (1.60)    (1.53)    (0.76)
                                          --------  --------  --------  --------  --------
Net asset value, end of period..........  $  17.54  $  16.35  $  21.14  $  20.27  $  20.03
                                          ========  ========  ========  ========  ========
Total investment return (1).............      8.32%   (14.74)%    12.82%     9.89%    49.13%
                                          ========  ========  ========  ========  ========
Ratios/Supplemental Data:
Net assets, end of period (000's).......  $348,068  $335,294  $375,465  $266,354  $180,807
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................      0.88%     0.96%     0.96%     0.98%     1.00%
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................      0.94%     0.96%     0.96%     0.98%     1.06%
Net investment income (loss) to average
  net assets, net of fee waivers and
  expense reimbursements................      0.99%     0.85%     0.71%     0.82%     0.81%
Net investment income (loss) to average
  net assets, before fee waivers and
  expense reimbursements................      0.93%     0.85%     0.71%     0.82%     0.75%
Portfolio turnover......................       148%      195%       40%       34%       46%

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                 PACE
                                               LARGE COMPANY GROWTH EQUITY INVESTMENTS
                                          --------------------------------------------------
                                                       CLASS A                   CLASS B
                                          ---------------------------------  ---------------
                                              FOR THE                            FOR THE
                                            SIX MONTHS                         SIX MONTHS
                                               ENDED                              ENDED
                                            JANUARY 31,     FOR THE PERIOD     JANUARY 31,
                                               2002             ENDED             2002
                                            (UNAUDITED)    JULY 31, 2001(A)    (UNAUDITED)
                                          ---------------  ----------------  ---------------
Net asset value, beginning of period....     $  16.86          $  21.61          $ 16.80
                                             --------          --------          -------
Net investment income (loss)............        (0.04)            (0.05)           (0.10)
Net realized and unrealized gains
  (losses) from investment activities...        (1.51)            (4.70)           (1.50)
                                             --------          --------          -------
Net increase (decrease) from investment
  operations............................        (1.55)            (4.75)           (1.60)
                                             --------          --------          -------
Dividends from net investment income....      --                --               --
Distributions from net realized gains
  from investment activities............      --                --               --
                                             --------          --------          -------
Total dividends and distributions.......      --                --               --
                                             --------          --------          -------
Net asset value, end of period..........     $  15.31          $  16.86          $ 15.20
                                             ========          ========          =======
Total investment return (1).............        (9.19)%          (21.98)%          (9.52)%
                                             ========          ========          =======
Ratios/Supplemental Data:
Net assets, end of period (000's).......     $174,212          $208,102          $20,561
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         1.13%*            1.11%*           1.92%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         1.26%*            1.25%*           2.08%*
Net investment income (loss) to average
  net assets, net of fee waivers and
  expense reimbursements................        (0.54)%*          (0.54)%*         (1.33)%*
Net investment income (loss) to average
  net assets, before fee waivers and
  expense reimbursements................        (0.67)%*          (0.68)%*         (1.49)%*
Portfolio turnover......................           24%               64%              24%

                                                                 PACE
                                                LARGE COMPANY GROWTH EQUITY INVESTMENTS
                                          ---------------------------------------------------
                                              CLASS B                    CLASS C
                                          ----------------  ---------------------------------
                                                                FOR THE
                                                              SIX MONTHS
                                                                 ENDED
                                           FOR THE PERIOD     JANUARY 31,     FOR THE PERIOD
                                               ENDED             2002             ENDED
                                          JULY 31, 2001(A)    (UNAUDITED)    JULY 31, 2001(A)
                                          ----------------  ---------------  ----------------
Net asset value, beginning of period....      $ 21.61           $ 16.81          $ 21.61
                                              -------           -------          -------
Net investment income (loss)............        (0.15)            (0.11)           (0.14)
Net realized and unrealized gains
  (losses) from investment activities...        (4.66)            (1.50)           (4.66)
                                              -------           -------          -------
Net increase (decrease) from investment
  operations............................        (4.81)            (1.61)           (4.80)
                                              -------           -------          -------
Dividends from net investment income....      --                --               --
Distributions from net realized gains
  from investment activities............      --                --               --
                                              -------           -------          -------
Total dividends and distributions.......      --                --               --
                                              -------           -------          -------
Net asset value, end of period..........      $ 16.80           $ 15.20          $ 16.81
                                              =======           =======          =======
Total investment return (1).............       (22.26)%           (9.58)%         (22.21)%
                                              =======           =======          =======
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $29,814           $21,414          $25,005
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         1.88%*            1.90%*           1.87%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         2.09%*            2.06%*           2.07%*
Net investment income (loss) to average
  net assets, net of fee waivers and
  expense reimbursements................        (1.32)%*          (1.31)%*         (1.31)%*
Net investment income (loss) to average
  net assets, before fee waivers and
  expense reimbursements................        (1.53)%*          (1.47)%*         (1.51)%*
Portfolio turnover......................           64%               24%              64%

-----------------

*    Annualized.
# Investment advisory functions for this portfolio were transferred from Chancellor LGT Asset Management, Inc. to Alliance Capital Management L.P.
     on November 10, 1997.
+ A portion of the investment advisory function for this portfolio was transferred from Alliance Capital Management L.P. to SSgA Funds Management,
     Inc. on October 10, 2000.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.
(a)  For the period November 27, 2000 (commencement of issuance) through July
     31, 2001.
(b)  For the period February 23, 2001 (reissuance of shares) through July 31,
     2001.

PAINEWEBBER PACE SELECT ADVISORS TRUST

                                                                 PACE
                                               LARGE COMPANY GROWTH EQUITY INVESTMENTS
                                          --------------------------------------------------
                                                       CLASS Y                   CLASS P
                                          ---------------------------------  ---------------
                                              FOR THE                            FOR THE
                                            SIX MONTHS                         SIX MONTHS
                                               ENDED                              ENDED
                                            JANUARY 31,     FOR THE PERIOD     JANUARY 31,
                                               2002             ENDED             2002
                                            (UNAUDITED)    JULY 31, 2001(B)    (UNAUDITED)
                                          ---------------  ----------------  ---------------
Net asset value, beginning of period....      $ 16.88          $ 20.02          $  16.88
                                              -------          -------          --------
Net investment income (loss)............        (0.02)           (0.02)            (0.02)
Net realized and unrealized gains
  (losses) from investment activities...        (1.50)           (3.12)            (1.51)
                                              -------          -------          --------
Net increase (decrease) from investment
  operations............................        (1.52)           (3.14)            (1.53)
                                              -------          -------          --------
Dividends from net investment income....      --               --                --
Distributions from net realized gains
  from investment activities............      --               --                --
                                              -------          -------          --------
Total dividends and distributions.......      --               --                --
                                              -------          -------          --------
Net asset value, end of period..........      $ 15.36          $ 16.88          $  15.35
                                              =======          =======          ========
Total investment return (1).............        (9.06)%         (15.63)%           (9.06)%
                                              =======          =======          ========
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $27,259          $29,634          $328,081
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         0.85%*           0.85%*            0.86%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         0.93%*           0.91%*            1.02%*
Net investment income (loss) to average
  net assets, net of fee waivers and
  expense reimbursements................        (0.26)%*         (0.27)%*          (0.26)%*
Net investment income (loss) to average
  net assets, before fee waivers and
  expense reimbursements................        (0.34)%*         (0.33)%*          (0.42)%*
Portfolio turnover......................           24%              64%               24%

                                                                PACE
                                              LARGE COMPANY GROWTH EQUITY INVESTMENTS
                                          ------------------------------------------------
                                                              CLASS P
                                          ------------------------------------------------

                                                    FOR THE YEARS ENDED JULY 31,
                                          ------------------------------------------------
                                           2001+      2000      1999     1998#      1997
                                          --------  --------  --------  --------  --------
Net asset value, beginning of period....  $  29.70  $  25.88  $  22.99  $  19.28  $  13.27
                                          --------  --------  --------  --------  --------
Net investment income (loss)............     (0.07)    (0.12)    (0.05)    (0.03)     0.03
Net realized and unrealized gains
  (losses) from investment activities...     (9.42)     4.69      4.44      4.79      6.01
                                          --------  --------  --------  --------  --------
Net increase (decrease) from investment
  operations............................     (9.49)     4.57      4.39      4.76      6.04
                                          --------  --------  --------  --------  --------
Dividends from net investment income....     --        --        --        (0.01)    (0.03)
Distributions from net realized gains
  from investment activities............     (3.33)    (0.75)    (1.50)    (1.04)    --
                                          --------  --------  --------  --------  --------
Total dividends and distributions.......     (3.33)    (0.75)    (1.50)    (1.05)    (0.03)
                                          --------  --------  --------  --------  --------
Net asset value, end of period..........  $  16.88  $  29.70  $  25.88  $  22.99  $  19.28
                                          ========  ========  ========  ========  ========
Total investment return (1).............    (34.17)%    17.76%    19.66%    26.40%    45.61%
                                          ========  ========  ========  ========  ========
Ratios/Supplemental Data:
Net assets, end of period (000's).......  $333,003  $436,806  $379,988  $275,461  $160,334
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................      0.89%     0.94%     0.97%     1.00%     1.00%
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................      0.94%     0.94%     0.97%     1.02%     1.05%
Net investment income (loss) to average
  net assets, net of fee waivers and
  expense reimbursements................     (0.36)%    (0.42)%    (0.24)%    (0.14)%     0.22%
Net investment income (loss) to average
  net assets, before fee waivers and
  expense reimbursements................     (0.41)%    (0.42)%    (0.24)%    (0.16)%     0.17%
Portfolio turnover......................        64%       59%       43%      102%       73%

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                 PACE
                                            SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS
                                          --------------------------------------------------
                                                       CLASS A                   CLASS B
                                          ---------------------------------  ---------------
                                              FOR THE                            FOR THE
                                            SIX MONTHS                         SIX MONTHS
                                               ENDED                              ENDED
                                            JANUARY 31,     FOR THE PERIOD     JANUARY 31,
                                               2002             ENDED             2002
                                            (UNAUDITED)    JULY 31, 2001(A)    (UNAUDITED)
                                          ---------------  ----------------  ---------------
Net asset value, beginning of period....      $ 17.00          $ 13.91           $ 16.94
                                              -------          -------           -------
Net investment income (loss)............        (0.01)            0.03             (0.07)
Net realized and unrealized gains
  (losses) from investment activities...         1.12             3.06              1.11
                                              -------          -------           -------
Net increase (decrease) from investment
  operations............................         1.11             3.09              1.04
                                              -------          -------           -------
Dividends from net investment income....        (0.04)         --                --
Distributions from net realized gains
  from investment activities............        (0.02)         --                  (0.02)
                                              -------          -------           -------
Total dividends and distributions.......        (0.06)         --                  (0.02)
                                              -------          -------           -------
Net asset value, end of period..........      $ 18.05          $ 17.00           $ 17.96
                                              =======          =======           =======
Total investment return (1).............         6.56%           22.21%             6.16%
                                              =======          =======           =======
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $54,667          $46,241           $13,065
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         1.27%*           1.26%*            2.04%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         1.28%*           1.28%*            2.08%*
Net investment income (loss) to average
  net assets, net of fee waivers and
  expense reimbursements................        (0.00)%*@         0.41%*           (0.78)%*
Net investment income (loss) to average
  net assets, before fee waivers and
  expense reimbursements................        (0.01)%*          0.39%*           (0.82)%*
Portfolio turnover......................           20%              72%               20%

                                                                 PACE
                                             SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS
                                          ---------------------------------------------------
                                              CLASS B                    CLASS C
                                          ----------------  ---------------------------------
                                                                FOR THE
                                                              SIX MONTHS
                                                                 ENDED
                                           FOR THE PERIOD     JANUARY 31,     FOR THE PERIOD
                                               ENDED             2002             ENDED
                                          JULY 31, 2001(B)    (UNAUDITED)    JULY 31, 2001(A)
                                          ----------------  ---------------  ----------------
Net asset value, beginning of period....      $ 13.86           $ 16.94          $ 13.91
                                              -------           -------          -------
Net investment income (loss)............        (0.03)            (0.07)           (0.03)
Net realized and unrealized gains
  (losses) from investment activities...         3.11              1.11             3.06
                                              -------           -------          -------
Net increase (decrease) from investment
  operations............................         3.08              1.04             3.03
                                              -------           -------          -------
Dividends from net investment income....      --                --               --
Distributions from net realized gains
  from investment activities............      --                  (0.02)         --
                                              -------           -------          -------
Total dividends and distributions.......      --                  (0.02)         --
                                              -------           -------          -------
Net asset value, end of period..........      $ 16.94           $ 17.96          $ 16.94
                                              =======           =======          =======
Total investment return (1).............        22.22%             6.16%           21.78%
                                              =======           =======          =======
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $12,811           $14,425          $13,741
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         2.03%*            2.03%*           2.02%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         2.05%*            2.07%*           2.06%*
Net investment income (loss) to average
  net assets, net of fee waivers and
  expense reimbursements................        (0.37)%*          (0.77)%*         (0.36)%*
Net investment income (loss) to average
  net assets, before fee waivers and
  expense reimbursements................        (0.39)%*          (0.81)%*         (0.40)%*
Portfolio turnover......................           72%               20%              72%

-----------------

*    Annualized.
@    Ratio is less than 0.005%.
#    Prior to October 4, 1999, Brandywine Asset Management, Inc. ("Brandywine")
     served as investment advisor. From October 4, 1999 to October 9, 2000,
     Brandywine and Ariel Capital Management, Inc. ("Ariel") served as investment advisors. On October 10, 2000, ICM Asset Management, Inc. joined
     Ariel as an investment advisor, replacing Brandywine.
(1)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.
(a)  For the period November 27, 2000 (commencement of issuance) through July
     31, 2001.
(b)  For the period November 28, 2000 (commencement of issuance) through July
     31, 2001.
(c)  For the period December 20, 2000 (commencement of issuance) through July
     31, 2001.

PAINEWEBBER PACE SELECT ADVISORS TRUST

                                                                 PACE
                                            SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS
                                          --------------------------------------------------
                                                       CLASS Y                   CLASS P
                                          ---------------------------------  ---------------
                                              FOR THE                            FOR THE
                                            SIX MONTHS                         SIX MONTHS
                                               ENDED                              ENDED
                                            JANUARY 31,     FOR THE PERIOD     JANUARY 31,
                                               2002             ENDED             2002
                                            (UNAUDITED)    JULY 31, 2001(C)    (UNAUDITED)
                                          ---------------  ----------------  ---------------
Net asset value, beginning of period....      $ 17.02           $13.69          $  17.02
                                              -------           ------          --------
Net investment income (loss)............         0.02             0.05              0.02
Net realized and unrealized gains
  (losses) from investment activities...         1.12             3.28              1.12
                                              -------           ------          --------
Net increase (decrease) from investment
  operations............................         1.14             3.33              1.14
                                              -------           ------          --------
Dividends from net investment income....        (0.07)         --                  (0.07)
Distributions from net realized gains
  from investment activities............        (0.02)         --                  (0.02)
                                              -------           ------          --------
Total dividends and distributions.......        (0.09)         --                  (0.09)
                                              -------           ------          --------
Net asset value, end of period..........      $ 18.07           $17.02          $  18.07
                                              =======           ======          ========
Total investment return (1).............         6.73%           24.32%             6.73%
                                              =======           ======          ========
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $ 1,908           $1,699          $220,659
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         1.01%*           1.00%*            1.00%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         1.04%*           1.03%*            1.06%*
Net investment income (loss) to average
  net assets, net of fee waivers and
  expense reimbursements................         0.28%*           0.67%*            0.26%*
Net investment income (loss) to average
  net assets, before fee waivers and
  expense reimbursements................         0.25%*           0.64%*            0.20%*
Portfolio turnover......................           20%              72%               20%

                                                                PACE
                                           SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS
                                          ------------------------------------------------
                                                              CLASS P
                                          ------------------------------------------------

                                                    FOR THE YEARS ENDED JULY 31,
                                          ------------------------------------------------
                                           2001#     2000#      1999      1998      1997
                                          --------  --------  --------  --------  --------
Net asset value, beginning of period....  $  13.33  $  15.75  $  17.39  $  17.52  $  12.29
                                          --------  --------  --------  --------  --------
Net investment income (loss)............      0.14      0.10      0.06      0.10      0.12
Net realized and unrealized gains
  (losses) from investment activities...      3.71     (1.79)    (0.06)     1.14      5.55
                                          --------  --------  --------  --------  --------
Net increase (decrease) from investment
  operations............................      3.85     (1.69)     0.00      1.24      5.67
                                          --------  --------  --------  --------  --------
Dividends from net investment income....     (0.16)    (0.06)    (0.09)    (0.13)    (0.10)
Distributions from net realized gains
  from investment activities............     --        (0.67)    (1.55)    (1.24)    (0.34)
                                          --------  --------  --------  --------  --------
Total dividends and distributions.......     (0.16)    (0.73)    (1.64)    (1.37)    (0.44)
                                          --------  --------  --------  --------  --------
Net asset value, end of period..........  $  17.02  $  13.33  $  15.75  $  17.39  $  17.52
                                          ========  ========  ========  ========  ========
Total investment return (1).............     29.20%   (10.59)%     1.16%     6.97%    46.99%
                                          ========  ========  ========  ========  ========
Ratios/Supplemental Data:
Net assets, end of period (000's).......  $224,026  $213,749  $206,131  $183,558  $135,047
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................      0.97%     1.00%     1.00%     0.99%     1.00%
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................      0.99%     1.01%     1.01%     1.00%     1.12%
Net investment income (loss) to average
  net assets, net of fee waivers and
  expense reimbursements................      0.98%     0.77%     0.42%     0.61%     1.00%
Net investment income (loss) to average
  net assets, before fee waivers and
  expense reimbursements................      0.96%     0.76%     0.41%     0.60%     0.88%
Portfolio turnover......................        72%       83%       57%       42%       39%

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                 PACE
                                            SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS
                                          --------------------------------------------------
                                                       CLASS A                   CLASS B
                                          ---------------------------------  ---------------
                                              FOR THE                            FOR THE
                                            SIX MONTHS                         SIX MONTHS
                                               ENDED                              ENDED
                                            JANUARY 31,     FOR THE PERIOD     JANUARY 31,
                                               2002             ENDED             2002
                                            (UNAUDITED)    JULY 31, 2001(A)    (UNAUDITED)
                                          ---------------  ----------------  ---------------
Net asset value, beginning of period....      $ 13.65          $ 17.19           $13.60
                                              -------          -------           ------
Net investment loss.....................        (0.05)@          (0.04)           (0.09)@
Net realized and unrealized gains
  (losses) from investment activities...        (0.47)@          (3.50)           (0.48)@
                                              -------          -------           ------
Net increase (decrease) from investment
  operations............................        (0.52)           (3.54)           (0.57)
                                              -------          -------           ------
Distributions from net realized gains
  from investment activities............      --               --                --
                                              -------          -------           ------
Net asset value, end of period..........      $ 13.13          $ 13.65           $13.03
                                              =======          =======           ======
Total investment return (1).............        (3.81)%         (20.59)%          (4.19)%
                                              =======          =======           ======
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $82,313          $89,283           $9,549
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         1.24%*           1.21%*           2.01%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         1.29%*           1.29%*           2.14%*
Net investment income (loss) to average
  net assets, net of fee waivers and
  expense reimbursements................        (0.78)%*         (0.56)%*         (1.51)%*
Net investment income (loss) to average
  net assets, before fee waivers and
  expense reimbursements................        (0.83)%*         (0.64)%*         (1.64)%*
Portfolio turnover......................           24%              68%              24%

                                                                 PACE
                                            SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS
                                          ---------------------------------------------------
                                              CLASS B                    CLASS C
                                          ----------------  ---------------------------------
                                                                FOR THE
                                                              SIX MONTHS
                                                                 ENDED
                                           FOR THE PERIOD     JANUARY 31,     FOR THE PERIOD
                                               ENDED             2002             ENDED
                                          JULY 31, 2001(A)    (UNAUDITED)    JULY 31, 2001(A)
                                          ----------------  ---------------  ----------------
Net asset value, beginning of period....      $ 17.19           $ 13.60          $ 17.19
                                              -------           -------          -------
Net investment loss.....................        (0.09)            (0.10)@          (0.09)
Net realized and unrealized gains
  (losses) from investment activities...        (3.50)            (0.47)@          (3.50)
                                              -------           -------          -------
Net increase (decrease) from investment
  operations............................        (3.59)            (0.57)           (3.59)
                                              -------           -------          -------
Distributions from net realized gains
  from investment activities............      --                --               --
                                              -------           -------          -------
Net asset value, end of period..........      $ 13.60           $ 13.03          $ 13.60
                                              =======           =======          =======
Total investment return (1).............       (20.88)%           (4.19)%         (20.88)%
                                              =======           =======          =======
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $16,620           $12,195          $13,654
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         1.98%*            2.00%*           1.97%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         2.12%*            2.08%*           2.09%*
Net investment income (loss) to average
  net assets, net of fee waivers and
  expense reimbursements................        (1.24)%*          (1.54)%*         (1.24)%*
Net investment income (loss) to average
  net assets, before fee waivers and
  expense reimbursements................        (1.38)%*          (1.62)%*         (1.36)%*
Portfolio turnover......................           68%               24%              68%

-----------------

*    Annualized.
#    Investment advisory functions for this portfolio were transferred from
     Westfield Capital Management Company, Inc. to Delaware Management Company
     on December 17, 1996.
@    Calculated using the average monthly shares outstanding for the period.
(1)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.
(a)  For the period November 27, 2000 (commencement of issuance) through July
     31, 2001.
(b)  For the period February 12, 2001 (commencement of issuance) through July
     31, 2001.

PAINEWEBBER PACE SELECT ADVISORS TRUST

                                                                 PACE
                                            SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS
                                          --------------------------------------------------
                                                       CLASS Y                   CLASS P
                                          ---------------------------------  ---------------
                                              FOR THE                            FOR THE
                                            SIX MONTHS                         SIX MONTHS
                                               ENDED                              ENDED
                                            JANUARY 31,     FOR THE PERIOD     JANUARY 31,
                                               2002             ENDED             2002
                                            (UNAUDITED)    JULY 31, 2001(B)    (UNAUDITED)
                                          ---------------  ----------------  ---------------
Net asset value, beginning of period....      $ 13.68           $14.93          $  13.67
                                              -------           ------          --------
Net investment loss.....................        (0.03)@          (0.02)            (0.03)@
Net realized and unrealized gains
  (losses) from investment activities...        (0.49)@          (1.23)            (0.48)@
                                              -------           ------          --------
Net increase (decrease) from investment
  operations............................        (0.52)           (1.25)            (0.51)
                                              -------           ------          --------
Distributions from net realized gains
  from investment activities............      --               --                --
                                              -------           ------          --------
Net asset value, end of period..........      $ 13.16           $13.68          $  13.16
                                              =======           ======          ========
Total investment return (1).............        (3.80)%          (8.37)%           (3.73)%
                                              =======           ======          ========
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $   427           $  390          $218,868
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         0.98%*           0.95%*            0.97%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         0.88%*           1.13%*            1.05%*
Net investment income (loss) to average
  net assets, net of fee waivers and
  expense reimbursements................        (0.04)%*         (0.26)%*          (0.51)%*
Net investment income (loss) to average
  net assets, before fee waivers and
  expense reimbursements................         0.06%*          (0.44)%*          (0.59)%*
Portfolio turnover......................           24%              68%               24%

                                                                PACE
                                           SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS
                                          ------------------------------------------------
                                                              CLASS P
                                          ------------------------------------------------

                                                    FOR THE YEARS ENDED JULY 31,
                                          ------------------------------------------------
                                            2001      2000      1999      1998     1997#
                                          --------  --------  --------  --------  --------
Net asset value, beginning of period....  $  30.27  $  20.62  $  15.80  $  14.44  $  11.20
                                          --------  --------  --------  --------  --------
Net investment loss.....................     (0.07)    (0.19)    (0.08)    (0.03)    (0.02)
Net realized and unrealized gains
  (losses) from investment activities...     (8.06)    12.58      5.28      2.03      3.26
                                          --------  --------  --------  --------  --------
Net increase (decrease) from investment
  operations............................     (8.13)    12.39      5.20      2.00      3.24
                                          --------  --------  --------  --------  --------
Distributions from net realized gains
  from investment activities............     (8.47)    (2.74)    (0.38)    (0.64)    --
                                          --------  --------  --------  --------  --------
Net asset value, end of period..........  $  13.67  $  30.27  $  20.62  $  15.80  $  14.44
                                          ========  ========  ========  ========  ========
Total investment return (1).............    (30.93)%    62.30%    33.62%    14.44%    28.93%
                                          ========  ========  ========  ========  ========
Ratios/Supplemental Data:
Net assets, end of period (000's).......  $244,247  $319,571  $265,405  $198,855  $125,609
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................      0.94%     0.95%     1.00%     1.00%     1.00%
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................      0.97%     0.96%     1.01%     1.03%     1.08%
Net investment income (loss) to average
  net assets, net of fee waivers and
  expense reimbursements................     (0.48)%    (0.64)%    (0.48)%    (0.20)%    (0.21)%
Net investment income (loss) to average
  net assets, before fee waivers and
  expense reimbursements................     (0.51)%    (0.65)%    (0.49)%    (0.23)%    (0.29)%
Portfolio turnover......................        68%       81%      102%      131%      247%

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                          PACE
                                                            INTERNATIONAL EQUITY INVESTMENTS
                                          --------------------------------------------------------------------
                                                       CLASS A                            CLASS B
                                          ---------------------------------  ---------------------------------
                                              FOR THE                            FOR THE
                                            SIX MONTHS                         SIX MONTHS
                                               ENDED                              ENDED
                                            JANUARY 31,     FOR THE PERIOD     JANUARY 31,     FOR THE PERIOD
                                               2002             ENDED             2002             ENDED
                                            (UNAUDITED)    JULY 31, 2001(A)    (UNAUDITED)    JULY 31, 2001(A)
                                          ---------------  ----------------  ---------------  ----------------
Net asset value, beginning of period....     $  12.58          $  15.25          $12.53            $15.25
                                             --------          --------          ------            ------
Net investment income (loss)............        (0.01)             0.08           (0.07)             0.02
Net realized and unrealized gains
  (losses) from investment activities
  and foreign currency..................        (1.56)            (2.75)          (1.54)            (2.74)
                                             --------          --------          ------            ------
Net increase (decrease) from investment
  operations............................        (1.57)            (2.67)          (1.61)            (2.72)
                                             --------          --------          ------            ------
Dividends from net investment income....        (0.11)          --               --               --
Distributions from net realized gains
  from investment activities............      --                --               --               --
                                             --------          --------          ------            ------
Total dividends and distributions.......        (0.11)          --               --               --
                                             --------          --------          ------            ------
Capital contribution from Sub-Advisor...      --                --               --               --
                                             --------          --------          ------            ------
Net asset value, end of period..........     $  10.90          $  12.58          $10.92            $12.53
                                             ========          ========          ======            ======
Total investment return (1).............       (12.50)%          (17.51)%        (12.85)%          (17.84)%
                                             ========          ========          ======            ======
Ratios/Supplemental Data:
Net assets, end of period (000's).......     $111,372          $143,163          $2,259            $4,630
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         1.50%*            1.40%*          2.27%*            2.17%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         1.52%*            1.50%*          2.45%*            2.43%*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements........................        (0.47)%*           1.10%*         (1.18)%*           0.29%*
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements........................        (0.49)%*           1.00%*         (1.36)%*           0.03%*
Portfolio turnover......................           50%               60%             50%               60%

                                                        PACE
                                          INTERNATIONAL EQUITY INVESTMENTS
                                          ---------------------------------
                                                       CLASS C
                                          ---------------------------------
                                              FOR THE
                                            SIX MONTHS
                                               ENDED
                                            JANUARY 31,     FOR THE PERIOD
                                               2002             ENDED
                                            (UNAUDITED)    JULY 31, 2001(A)
                                          ---------------  ----------------
Net asset value, beginning of period....      $ 12.53          $ 15.25
                                              -------          -------
Net investment income (loss)............        (0.07)            0.02
Net realized and unrealized gains
  (losses) from investment activities
  and foreign currency..................        (1.54)           (2.74)
                                              -------          -------
Net increase (decrease) from investment
  operations............................        (1.61)           (2.72)
                                              -------          -------
Dividends from net investment income....        (0.02)         --
Distributions from net realized gains
  from investment activities............      --               --
                                              -------          -------
Total dividends and distributions.......        (0.02)         --
                                              -------          -------
Capital contribution from Sub-Advisor...      --               --
                                              -------          -------
Net asset value, end of period..........      $ 10.90          $ 12.53
                                              =======          =======
Total investment return (1).............       (12.88)%         (17.84)%
                                              =======          =======
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $10,520          $13,304
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         2.26%*           2.16%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         2.33%*           2.31%*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements........................        (1.24)%*          0.34%*
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements........................        (1.31)%*          0.19%*
Portfolio turnover......................           50%              60%

-----------------

*    Annualized.
@    Amount is less than $0.005 per share.
(1)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. If not for the sub-advisor's capital contribution of approximately $0.05 per share, Class P's total return for the year ended July 31, 2000 would have been 14.60%.
(a)  For the period November 27, 2000 (commencement of issuance) through July
     31, 2001.
(b)  For the period January 17, 2001 (commencement of issuance) through July 31,
     2001.

PAINEWEBBER PACE SELECT ADVISORS TRUST

                                                                 PACE
                                                   INTERNATIONAL EQUITY INVESTMENTS
                                          --------------------------------------------------
                                                       CLASS Y                   CLASS P
                                          ---------------------------------  ---------------
                                              FOR THE                            FOR THE
                                            SIX MONTHS                         SIX MONTHS
                                               ENDED                              ENDED
                                            JANUARY 31,     FOR THE PERIOD     JANUARY 31,
                                               2002             ENDED             2002
                                            (UNAUDITED)    JULY 31, 2001(B)    (UNAUDITED)
                                          ---------------  ----------------  ---------------
Net asset value, beginning of period....      $ 12.59          $ 14.96          $  12.59
                                              -------          -------          --------
Net investment income (loss)............        (0.00)@           0.04             (0.01)
Net realized and unrealized gains
  (losses) from investment activities
  and foreign currency..................        (1.56)           (2.41)            (1.55)
                                              -------          -------          --------
Net increase (decrease) from investment
  operations............................        (1.56)           (2.37)            (1.56)
                                              -------          -------          --------
Dividends from net investment income....        (0.14)         --                  (0.14)
Distributions from net realized gains
  from investment activities............      --               --                --
                                              -------          -------          --------
Total dividends and distributions.......        (0.14)         --                  (0.14)
                                              -------          -------          --------
Capital contribution from Sub-Advisor...      --               --                --
                                              -------          -------          --------
Net asset value, end of period..........      $ 10.89          $ 12.59          $  10.89
                                              =======          =======          ========
Total investment return (1).............       (12.41)%         (15.84)%          (12.42)%
                                              =======          =======          ========
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $41,068          $45,414          $195,354
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         1.18%*           1.14%*            1.24%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         1.14%*           1.19%*            1.25%*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements........................        (0.19)%*          1.11%*           (0.25)%*
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements........................        (0.15)%*          1.06%*           (0.26)%*
Portfolio turnover......................           50%              60%               50%

                                                                PACE
                                                  INTERNATIONAL EQUITY INVESTMENTS
                                          ------------------------------------------------
                                                              CLASS P
                                          ------------------------------------------------

                                                    FOR THE YEARS ENDED JULY 31,
                                          ------------------------------------------------
                                            2001      2000      1999      1998      1997
                                          --------  --------  --------  --------  --------
Net asset value, beginning of period....  $  18.67  $  17.18  $  16.54  $  15.66  $  12.79
                                          --------  --------  --------  --------  --------
Net investment income (loss)............      0.06      0.07      0.07      0.16      0.10
Net realized and unrealized gains
  (losses) from investment activities
  and foreign currency..................     (4.88)     2.51      1.10      1.20      2.97
                                          --------  --------  --------  --------  --------
Net increase (decrease) from investment
  operations............................     (4.82)     2.58      1.17      1.36      3.07
                                          --------  --------  --------  --------  --------
Dividends from net investment income....     (0.04)    (0.12)    (0.19)    (0.16)    (0.13)
Distributions from net realized gains
  from investment activities............     (1.22)    (1.02)    (0.34)    (0.32)    (0.07)
                                          --------  --------  --------  --------  --------
Total dividends and distributions.......     (1.26)    (1.14)    (0.53)    (0.48)    (0.20)
                                          --------  --------  --------  --------  --------
Capital contribution from Sub-Advisor...      0.00@     0.05     --        --        --
                                          --------  --------  --------  --------  --------
Net asset value, end of period..........  $  12.59  $  18.67  $  17.18  $  16.54  $  15.66
                                          ========  ========  ========  ========  ========
Total investment return (1).............    (26.97)%    14.91%     7.33%     9.27%    24.30%
                                          ========  ========  ========  ========  ========
Ratios/Supplemental Data:
Net assets, end of period (000's).......  $198,643  $246,452  $214,017  $164,477  $102,979
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................      1.13%     1.16%     1.22%     1.21%     1.35%
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................      1.17%     1.16%     1.22%     1.21%     1.35%
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements........................      0.36%     0.37%     0.53%     1.14%     0.95%
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements........................      0.32%     0.37%     0.53%     1.14%     0.95%
Portfolio turnover......................        60%       72%       89%       56%       55%

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                 PACE
                                          INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
                                          --------------------------------------------------
                                                       CLASS A                   CLASS B
                                          ---------------------------------  ---------------
                                              FOR THE                            FOR THE
                                            SIX MONTHS                         SIX MONTHS
                                               ENDED                              ENDED
                                            JANUARY 31,     FOR THE PERIOD     JANUARY 31,
                                               2002             ENDED             2002
                                            (UNAUDITED)    JULY 31, 2001(A)    (UNAUDITED)
                                          ---------------  ----------------  ---------------
Net asset value, beginning of period....      $  8.01           $ 9.82           $ 7.98
                                              -------           ------           ------
Net investment income (loss)............        (0.03)            0.04            (0.06)
Net realized and unrealized gains
  (losses) from investment activities
  and foreign currency..................         0.66            (1.85)            0.66
                                              -------           ------           ------
Net increase (decrease) from investment
  operations............................         0.63            (1.81)            0.60
                                              -------           ------           ------
Dividends from net investment income....      --               --                --
                                              -------           ------           ------
Net asset value, end of period..........      $  8.64           $ 8.01           $ 8.58
                                              =======           ======           ======
Total investment return (1).............         7.87%          (18.43)%           7.52%
                                              =======           ======           ======
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $ 7,915           $8,219           $6,872
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         1.78%*           1.76%*           2.55%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         2.22%*           2.06%*           3.02%*
Net investment income (loss) to average
  net assets, net of fee waivers and
  expense reimbursements................        (0.53)%*          0.87%*          (1.34)%*
Net investment income (loss) to average
  net assets, before fee waivers and
  expense reimbursements................        (0.97)%*          0.57%*          (1.81)%*
Portfolio turnover......................           71%             121%              71%

                                                                 PACE
                                           INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
                                          ---------------------------------------------------
                                              CLASS B                    CLASS C
                                          ----------------  ---------------------------------
                                                                FOR THE
                                                              SIX MONTHS
                                                                 ENDED
                                           FOR THE PERIOD     JANUARY 31,     FOR THE PERIOD
                                               ENDED             2002             ENDED
                                          JULY 31, 2001(B)    (UNAUDITED)    JULY 31, 2001(C)
                                          ----------------  ---------------  ----------------
Net asset value, beginning of period....       $ 9.14           $ 7.98            $ 9.13
                                               ------           ------            ------
Net investment income (loss)............         0.01            (0.06)             0.01
Net realized and unrealized gains
  (losses) from investment activities
  and foreign currency..................        (1.17)            0.66             (1.16)
                                               ------           ------            ------
Net increase (decrease) from investment
  operations............................        (1.16)            0.60             (1.15)
                                               ------           ------            ------
Dividends from net investment income....      --                --               --
                                               ------           ------            ------
Net asset value, end of period..........       $ 7.98           $ 8.58            $ 7.98
                                               ======           ======            ======
Total investment return (1).............       (12.69)%           7.52%           (12.60)%
                                               ======           ======            ======
Ratios/Supplemental Data:
Net assets, end of period (000's).......       $7,310           $4,074            $4,105
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         2.53%*           2.54%*            2.52%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         2.85%*           3.02%*            2.92%*
Net investment income (loss) to average
  net assets, net of fee waivers and
  expense reimbursements................         0.11%*          (1.34)%*           0.16%*
Net investment income (loss) to average
  net assets, before fee waivers and
  expense reimbursements................        (0.21)%*         (1.82)%*          (0.24)%*
Portfolio turnover......................          121%              71%              121%

-----------------

*    Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.
(a)  For the period December 11, 2000 (commencement of issuance) through July
     31, 2001.
(b)  For the period December 22, 2000 (commencement of issuance) through July
     31, 2001.
(c)  For the period December 1, 2000 (commencement of issuance) through July 31,
     2001.
(d)  For the period February 9, 2001 (commencement of issuance) through July 31,
     2001.

PAINEWEBBER PACE SELECT ADVISORS TRUST

                                                                 PACE
                                          INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
                                          --------------------------------------------------
                                                       CLASS Y                   CLASS P
                                          ---------------------------------  ---------------
                                              FOR THE                            FOR THE
                                            SIX MONTHS                         SIX MONTHS
                                               ENDED                              ENDED
                                            JANUARY 31,     FOR THE PERIOD     JANUARY 31,
                                               2002             ENDED             2002
                                            (UNAUDITED)    JULY 31, 2001(D)    (UNAUDITED)
                                          ---------------  ----------------  ---------------
Net asset value, beginning of period....      $  8.02           $10.00           $  8.02
                                              -------           ------           -------
Net investment income (loss)............        (0.01)            0.05             (0.01)
Net realized and unrealized gains
  (losses) from investment activities
  and foreign currency..................         0.66            (2.03)             0.66
                                              -------           ------           -------
Net increase (decrease) from investment
  operations............................         0.65            (1.98)             0.65
                                              -------           ------           -------
Dividends from net investment income....      --               --                --
                                              -------           ------           -------
Net asset value, end of period..........      $  8.67           $ 8.02           $  8.67
                                              =======           ======           =======
Total investment return (1).............         8.10%          (19.80)%            8.10%
                                              =======           ======           =======
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $   608           $  549           $69,181
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................         1.52%*           1.50%*            1.50%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................         2.00%*           1.93%*            2.09%*
Net investment income (loss) to average
  net assets, net of fee waivers and
  expense reimbursements................        (0.33)%*          1.11%*           (0.30)%*
Net investment income (loss) to average
  net assets, before fee waivers and
  expense reimbursements................        (0.81)%*          0.68%*           (0.89)%*
Portfolio turnover......................           71%             121%               71%

                                                                PACE
                                          INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
                                          ------------------------------------------------
                                                              CLASS P
                                          ------------------------------------------------

                                                    FOR THE YEARS ENDED JULY 31,
                                          ------------------------------------------------
                                            2001      2000      1999      1998      1997
                                          --------  --------  --------  --------  --------
Net asset value, beginning of period....  $ 11.96   $ 12.05   $ 10.41   $ 15.60   $ 12.49
                                          -------   -------   -------   -------   -------
Net investment income (loss)............     0.02     (0.01)     0.09      0.09      0.06
Net realized and unrealized gains
  (losses) from investment activities
  and foreign currency..................    (3.96)     0.02      1.62     (5.23)     3.09
                                          -------   -------   -------   -------   -------
Net increase (decrease) from investment
  operations............................    (3.94)     0.01      1.71     (5.14)     3.15
                                          -------   -------   -------   -------   -------
Dividends from net investment income....    --        (0.10)    (0.07)    (0.05)    (0.04)
                                          -------   -------   -------   -------   -------
Net asset value, end of period..........  $  8.02   $ 11.96   $ 12.05   $ 10.41   $ 15.60
                                          =======   =======   =======   =======   =======
Total investment return (1).............   (32.94)%   (0.02)%   16.66%   (32.99)%   25.31%
                                          =======   =======   =======   =======   =======
Ratios/Supplemental Data:
Net assets, end of period (000's).......  $65,703   $82,179   $88,497   $62,237   $54,759
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements........................     1.50%     1.50%     1.50%     1.50%     1.50%
Expenses to average net assets, before
  fee waivers and expense
  reimbursements........................     1.82%     1.75%     1.79%     1.79%     2.09%
Net investment income (loss) to average
  net assets, net of fee waivers and
  expense reimbursements................     0.24%    (0.08)%    1.05%     0.98%     0.63%
Net investment income (loss) to average
  net assets, before fee waivers and
  expense reimbursements................    (0.08)%   (0.33)%    0.76%     0.69%     0.04%
Portfolio turnover......................      121%      115%       66%       51%       39%

PAINEWEBBER PACE SELECT ADVISORS TRUST

SUPPLEMENTAL INFORMATION (UNAUDITED)

SHAREHOLDER MEETING RESULTS

  A special meeting of shareholders of the Trust was held on August 22, 2001. At the meeting, Margo N. Alexander, Richard Q. Armstrong, David J. Beaubien,
E. Garrett Bewkes, Jr., Richard R. Burt, Meyer Feldberg, George W. Gowen, William W. Hewitt, Jr., Morton L. Janklow, Frederic V. Malek, Carl W. Schafer and William D. White were elected members of the Board of Trustees of the Trust to serve indefinite terms, beginning in September 2001, until their successors are duly elected and qualified or until their earlier resignation or removal.

  At the meeting, the shareholders of the Trust voted as follows with respect to the election of each nominee:

                                                                SHARES           SHARES
                                                                 VOTED          WITHHELD       SHARES
                                                                  FOR           AUTHORITY     ABSTAIN
                                                            ---------------   -------------   --------
Margo N. Alexander........................................  137,030,850.059   3,472,641.943    535.630
Richard Q. Armstrong......................................  136,925,499.755   3,578,527.877      0.000
David J. Beaubien.........................................  137,070,046.909   3,433,980.723      0.000
E. Garrett Bewkes, Jr.....................................  136,746,225.651   3,757,801.981      0.000
Richard R. Burt...........................................  136,978,282.784   3,525,744.848      0.000
Meyer Feldberg............................................  136,960,088.513   3,543,939.119      0.000
George W. Gowen...........................................  136,738,485.619   3,765,542.013      0.000
William W. Hewitt, Jr. ...................................  136,816,697.582   3,687,330.050      0.000
Morton L. Janklow.........................................  136,778,041.305   3,725,986.327      0.000
Frederic V. Malek.........................................  136,911,965.938   3,592,061.694      0.000
Carl W. Schafer...........................................  137,000,644.378   3,503,383.254      0.000
William D. White..........................................  136,952,285.023   3,551,742.609      0.000

  Messrs. M. Cabell Woodward, Jr. and Brian M. Storms, who had served as Trustees of the Trust prior to the Shareholder meeting, did not stand for reelection to the Board at the meeting and resigned from the Board in September 2001, as had been expected.

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